UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2018

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	EQUITY GROWTH STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Fund of Funds Portfolios

Market Review

The capital markets were influenced most during the six months ended June 30, 2018 (the “Reporting Period”) by economic data, central bank monetary policy, higher commodity prices and geopolitical events.

In the first quarter of 2018, when the Reporting Period began, global equity markets experienced their first pullback after rallying for eight consecutive calendar quarters. Global equity prices peaked during the last week of January 2018 before retreating on news of stronger than consensus expected U.S. wage growth data in early February. In addition to the wage growth data, which led investors to anticipate a faster pace of Federal Reserve (“Fed”) interest rate hikes, rising concerns about potential trade protectionism and worsening market sentiment about U.S. information technology stocks weighed on global equity prices. In the second half of March 2018, U.S. information technology stocks sold off due to investor concerns about data privacy. During the first calendar quarter overall, macroeconomic data moderated in the developed markets, particularly in Europe and Japan. Emerging markets equities generally outperformed their developed markets peers because of what many considered to be attractive valuations and because of the comparatively stronger economic data within emerging markets countries as well as higher commodity prices. In the fixed income markets, the 10-year U.S. Treasury yield rose during the first quarter of 2018, driven by the Fed’s decision to raise interest rates at its March policy meeting as well as by a modest pickup in inflation and a higher than expected U.S. fiscal deficit. The outcome of the Fed’s policy meeting was generally considered dovish by investors but was also in line with market expectations. (Dovish tends to imply lower interest rates.) The U.S. dollar weakened relative to other major developed markets currencies during the first calendar quarter.

During the second quarter of 2018, developed markets equities generated positive returns, while emerging markets equities experienced broad-based weakness. Two major themes were at play: 1) divergence between U.S. economic growth compared to that of the rest of the world, and 2) continued escalation of trade tensions. Within developed markets, U.S., U.K., European and Japanese equities rallied. U.K. export-driven stocks, in particular, benefited strongly from the depreciation of the British pound versus other major currencies. Meanwhile, emerging markets equities substantially underperformed developed markets stocks, as emerging markets’ economic growth slowed and disputes between the U.S. and China about trade tariffs soured investors’ appetite for emerging markets assets in general. Broad-based selling within the global equity markets also contributed to the weakness of emerging markets stocks. Within fixed income, the 10-year U.S. Treasury yield rose, as U.S. macroeconomic data remained relatively strong, inflation increased and oil prices rose. The U.S. dollar strengthened against major currencies, driven by comparatively better U.S. economic growth and tighter Fed monetary policy. The Mexican peso and euro were among those currencies experiencing some of the largest drops versus the U.S. dollar. Weakening appetite for emerging markets assets and the looming Mexican presidential election weighed on the Mexican peso, while slower Eurozone economic growth and a dovish European Central Bank pressured the euro. Meanwhile, moderating global economic growth and escalating trade tensions weighed on the prices of metals, such as copper, and the stronger U.S. dollar pushed down gold prices.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we emphasized three macro themes. First, we expect to see divergence in the global economic expansion, with the U.S. and Japanese economies likely to surprise to the upside and European and Chinese economies more at risk. Second, we believe that shorter-term yields, which experienced a sharp rise in early 2018, may well be comparatively stable in the near term. Third, we think that, in the short term, the capital markets may experience temporary bouts of volatility. Accordingly, at the end of the Reporting Period, we believed the investing environment may favor a dynamic approach to asset allocation.

On the asset class level, we expect global equities to generate positive but moderate returns over the medium term. In our opinion, global equity performance may well be supported by continued economic expansion overall, corporate earnings growth and inexpensive valuations relative to macroeconomic conditions, though we believe valuations are likely to remain high in absolute terms. Regarding fixed income, we were bearish on government bonds at the end of the Reporting Period, as the Fed is likely, in our view, to raise interest rates faster than the markets seem to expect. At the end of the Reporting Period, we thought credit spreads were at reasonable levels relative to macroeconomic conditions. However, we plan to monitor them because we believe the corporate bond market may be approaching the point in the economic cycle when credit spreads historically start to widen. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) At the end of the Reporting Period, we were bullish on emerging markets assets overall for the medium term. Emerging economies outside of China are generally earlier in their economic cycle than developed market economies, which enables us to remain confident about a widening gap between the economic growth trajectories of emerging and developed markets. However, given the rise in market volatility during the Reporting Period and the increased frequency of political shocks, we have become more cautious about the performance of emerging markets assets for the near term.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

∎	Goldman Sachs’ Global Portfolio Solutions Group determines the strategic and tactical asset allocations. The team is comprised of over 135* professionals with significant academic and practitioner experience.

∎	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Portfolio. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Global Portfolio Solutions Group

Each Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Global Portfolio Solutions Group

For each Portfolio, the long-term strategic asset allocation is adjusted through a tactical investment process that seeks to react to and capitalize on changes in the market, the economic cycle, and macroeconomic environment. Within each strategy, we shift assets away from the strategic allocation by over and underweighting certain asset classes and by taking long or short positions in specific sectors, regions and countries. Using a proprietary fundamental analysis and portfolio construction process, the team develops views based on its current market and economic outlook across asset classes like global developed equity, emerging market equity, investment grade and non-investment grade fixed income, and currency markets.

*As	of June 2018.
†Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Management Teams

Each Portfolio is predominantly comprised of underlying Goldman Sachs funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios

Investment Objectives

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Equity Growth Strategy Portfolio seeks long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Asset Allocation (the “Portfolios”) for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns of -2.26%, -2.70%, -2.08%, -2.38%, -2.15%, -2.30% and -2.07%, respectively. This compares to the -0.13% cumulative total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 0.07% and -0.43%, respectively, during the Reporting Period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -2.23% compared to the 0.17% cumulative total return of the blended benchmark. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 0.56% and -0.42%, respectively, during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns of -0.58%, -0.94%, -0.37%, -0.64%, -0.48%, -0.70% and -0.37%, respectively. This compares to the -0.43% cumulative total return of the Portfolio’s benchmark, the MSCI ACWI Index, during the same period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -2.32% compared to the -0.42% cumulative total return of the Portfolio’s benchmark.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns of -1.81%, -2.16%, -1.62%, -1.80%, -1.62%, -1.88% and -1.61%, respectively. This compares to the -0.23% cumulative total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 0.07% and -0.43%, respectively, during the Reporting Period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -2.41% compared to the -0.03% cumulative total return of the blended benchmark. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 0.23% and -1.57%, respectively, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A,

PORTFOLIO RESULTS

C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns of -1.90%, -2.21%, -1.71%, -1.90%, -1.73%, -1.95% and -1.64%, respectively. This compares to the -0.33% cumulative total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 0.07% and -0.43%, respectively, during the Reporting Period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -2.51% compared to the -0.22% cumulative total return of the blended benchmark. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 0.23% and -1.57%, respectively, during the same period.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A	The Portfolios seek to achieve their respective investment objectives by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolios’ Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”); some of the underlying funds invest primarily in equity securities (the “Underlying Equity Funds”); and other underlying funds invest dynamically across equity, fixed income, commodity and other markets through a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Performance is driven by four sources of return: long-term strategic asset allocation, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in Underlying Funds. Strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. We then incorporate our medium-term cycle-aware views and short-term tactical views into the Portfolios in order to react to changes in the economic cycle and the markets, respectively. Each Portfolio’s positioning may therefore change over time based on medium- and short-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolios’ duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, the Portfolios generated negative returns on an absolute basis, with those having greater equity exposure producing less negative results. In addition, all four Portfolios generally underperformed their respective benchmark indices.* Overall, our medium-term cycle-aware views and short-term tactical decisions detracted from performance. The contribution from strategic asset allocation was mixed as was security selection within the Underlying Funds.

Our medium-term cycle-aware views detracted from the returns of all four Portfolios during the Reporting Period. Within equities, our view that the Portfolios should hold long positions in emerging markets equities versus developed markets equities hurt performance, as emerging market equities struggled on the back of a stronger U.S. dollar, higher U.S. interest rates and concerns around global trade policies. Within fixed income, we held the view that the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio should each have a short duration bias, which was expressed through a short position in long-maturity German government bonds and short positions in specific segments of the U.S. Treasury yield curve. (Yield curve is a spectrum of maturities. The Goldman Sachs Equity Growth Strategy Portfolio did not adopt any of our fixed income views as it is an all-equity portfolio.) The short position in long-maturity German government bonds added to the Portfolios’ performance early in the Reporting Period due to hawkish commentary from Germany’s central bank, but it detracted during the second

*	As measured by Institutional Shares.

PORTFOLIO RESULTS

half of the Reporting Period as Germany’s long-term interest rates fell in response to slower European economic growth, dovish European Central Bank monetary policy and political risk in Italy. (Hawkish tends to suggest higher interest rates; opposite of dovish.). A short position in the two-year segment of the U.S. Treasury yield curve contributed positively, partially offsetting these negative results. Elsewhere within fixed income, the Portfolios were hampered by their exposure to local emerging markets debt versus U.S. high yield corporate bonds. We established this positioning based on our view that credit spreads, which typically start to widen before an equity market peak, would be a headwind for U.S. high yield corporate bonds in the near term. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) However, U.S. high yield corporate bonds outperformed local emerging markets debt during the Reporting Period, which hurt the Portfolios’ returns.

Our short-term tactical views, which seek to take advantage of what we consider short-term market mispricing, detracted overall from the performance of all four Portfolios. In terms of our country-specific views, however, the Goldman Sachs Equity Growth Strategy Portfolio experienced some positive results. Our view to hold long positions in certain developed markets stocks, including U.S. and Singaporean equities, and short positions in certain emerging markets stocks, such as South African and Mexican equities, added to the Portfolio’s performance. This was offset somewhat by the Portfolio’s long positions in emerging markets equities, which detracted, as emerging markets assets were broadly challenged during the second half of the Reporting Period.

The impact of security selection within the Underlying Funds was mixed during the Reporting Period. Security selection detracted from the returns of the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio but was the primary positive contributor to the performance of the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Equity Growth Strategy Portfolio because of their relatively higher proportion of equity assets.

Our long-term, strategic asset allocation also had mixed results. While strategic asset allocation bolstered returns in the Goldman Sachs Equity Growth Strategy Portfolio, it detracted from the performance of the other three Portfolios during the Reporting Period.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

Among Underlying Fixed Income Funds, the Goldman Sachs Emerging Markets Debt Fund underperformed its benchmark index most during the Reporting Period. The Goldman Sachs Local Emerging Markets Debt Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices. Among Underlying Equity Funds, the Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs ActiveBeta Emerging Markets Equity ETF and the Goldman Sachs International Small Cap Insights Fund underperformed their respective benchmark indices. The Goldman Sachs Emerging Markets Equity Insights Fund outperformed its benchmark index. Among Underlying Funds that invest in real assets, the Goldman Sachs Real Estate Securities Fund outperformed its benchmark index and the Goldman Sachs Global Infrastructure Fund underperformed its benchmark index during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Portfolios used derivatives primarily to express medium-term cycle-aware views across equities and fixed income. The Goldman Sachs Equity Growth Strategy Portfolio was the only Portfolio to use derivatives to express our short-term tactical views across developed and emerging markets equities. The Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio used a single implementation vehicle to express our short-term tactical views — the Goldman Sachs Tactical Exposure Fund (the “Underlying Tactical Fund”).

Within equities, the Goldman Sachs Equity Growth Strategy Portfolio employed equity index futures to establish tactical short positions in Australian equities and U.K. large cap equities (both had a negative impact) and in Mexican equities and South African equities (both had a positive impact). In addition, the Portfolios used equity index futures to establish a tactical long position in Singaporean equities (positive impact) and tactical long positions in emerging markets equities broadly, European high-dividend equities, Chinese onshore-listed equities, South Korean equities and Japanese equities (all four had a negative impact). The Goldman Sachs Equity Growth Strategy Portfolio also employed equity index

PORTFOLIO RESULTS

options on U.S. equities (positive impact), European equities (negative impact) and Japanese equities (positive impact).

Within fixed income, the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio used interest rate futures to express our medium-term cycle-aware views on the U.S. Treasury yield curve (positive impact) and on long-term German interest rates (negative impact). (The Goldman Sachs Equity Growth Strategy Portfolio did not adopt any of our fixed income views as it is an all-equity portfolio.)

During the Reporting Period overall, some of the Portfolios’ Underlying Funds, including the Underlying Tactical Fund, used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolios?

A

In May 2018, we made changes to the strategic allocations of three of the four Portfolios — the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. Specifically, we added strategic allocations to the Goldman Sachs Access Investment Grade Corporate Bond ETF and the Goldman Sachs Access High Yield Corporate Bond ETF. Additionally, we added strategic allocations to a volatility selling strategy. (Our volatility selling strategy seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets.) In addition, we implemented a foreign currency hedging strategy, which seeks to manage the risk associated with investing in non-U.S. currencies.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A

Effective June 21, 2018, Edward J. Tostanoski III no longer served as a portfolio manager of the Portfolios. By design, all investment decisions for the Portfolios are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolios. At the end of the Reporting Period, the portfolio managers for the Portfolios were Raymond Chan and Christopher Lvoff.

FUND BASICS

Balanced Strategy

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018– June 30, 2018	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	-2.26%	-0.13%	0.07%	-0.43%
Class C	-2.70	-0.13	0.07	-0.43
Institutional	-2.08	-0.13	0.07	-0.43
Service	-2.38	-0.13	0.07	-0.43
Investor	-2.15	-0.13	0.07	-0.43
Class R	-2.30	-0.13	0.07	-0.43
Class R6	-2.07	-0.13	0.07	-0.43

April 17, 2018– June 30, 2018
Class P	-2.23%	0.17%	0.56%	-0.42%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (60%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.45%	3.27%	3.16%	4.10%	1/2/98
Class C	1.33	3.65	2.97	3.62	1/2/98
Institutional	3.64	4.85	4.17	4.81	1/2/98
Service	3.07	4.49	3.72	4.33	1/2/98
Investor	3.40	4.70	3.99	3.44	11/30/07
Class P	N/A	N/A	N/A	-2.23	4/17/18
Class R	3.00	4.23	3.52	2.97	11/30/07
Class R6	3.56	N/A	N/A	4.24	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.28%	1.34%
Class C	2.03	2.09
Institutional	0.89	0.95
Service	1.39	1.45
Investor	1.03	1.09
Class P	0.88	0.94
Class R	1.53	1.59
Class R6	0.88	0.94

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2018. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

Equity Growth Strategy

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Portfolio Total Return (based on NAV)[1]	MSCI® ACWI Index[2]
Class A	-0.58%	-0.43%
Class C	-0.94	-0.43
Institutional	-0.37	-0.43
Service	-0.64	-0.43
Investor	-0.48	-0.43
Class R	-0.70	-0.43
Class R6	-0.37	-0.43

April 17, 2018–June 30, 2018
Class P	-2.32%	-0.42%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Portfolio’s benchmark is the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.62%	8.79%	4.94%	5.07%	1/2/98
Class C	9.88	9.22	4.74	4.58	1/2/98
Institutional	12.22	10.49	5.95	5.76	1/2/98
Service	11.62	9.92	5.41	5.25	1/2/98
Investor	11.96	10.31	5.79	4.36	11/30/07
Class P	N/A	N/A	N/A	-2.32	4/17/18
Class R	11.44	9.76	5.31	3.88	11/30/07
Class R6	12.20	N/A	N/A	9.33	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.32%
Class C	1.98	2.07
Institutional	0.84	0.93
Service	1.34	1.43
Investor	0.98	1.07
Class P	0.83	0.92
Class R	1.48	1.57
Class R6	0.83	0.92

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2018. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

Growth and Income Strategy

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018– June 30 2018	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	-1.81%	-0.23%	0.07%	-0.43%
Class C	-2.16	-0.23	0.07	-0.43
Institutional	-1.62	-0.23	0.07	-0.43
Service	-1.80	-0.23	0.07	-0.43
Investor	-1.62	-0.23	0.07	-0.43
Class R	-1.88	-0.23	0.07	-0.43
Class R6	-1.61	-0.23	0.07	-0.43

April 17, 2018– June 30, 2018
Class P	-2.41%	-0.03%	0.23%	-1.57%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (40%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.23%	5.05%	3.68%	4.58%	1/2/98
Class C	4.20	5.45	3.48	4.08	1/2/98
Institutional	6.46	6.66	4.67	5.28	1/2/98
Service	5.96	6.14	4.16	4.76	1/2/98
Investor	6.38	6.53	4.50	3.52	11/30/07
Class P	N/A	N/A	N/A	-2.41	4/17/18
Class R	5.76	5.97	4.01	3.02	11/30/07
Class R6	6.48	N/A	N/A	5.93	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.29%
Class C	2.00	2.04
Institutional	0.86	0.90
Service	1.36	1.40
Investor	1.00	1.04
Class P	0.85	0.89
Class R	1.50	1.54
Class R6	0.85	0.89

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2018. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

Growth Strategy

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018– June 30, 2018	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	-1.90%	-0.33%	0.07%	-0.43%
Class C	-2.21	-0.33	0.07	-0.43
Institutional	-1.71	-0.33	0.07	-0.43
Service	-1.90	-0.33	0.07	-0.43
Investor	-1.73	-0.33	0.07	-0.43
Class R	-1.95	-0.33	0.07	-0.43
Class R6	-1.64	-0.33	0.07	-0.43

April 17, 2018– June 30, 2018
Class P	-2.51%	-0.22%	0.23%	-1.57%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the Investment Advisor of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (20%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

21

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.37%	6.72%	3.95%	4.56%	1/2/98
Class C	6.44	7.13	3.76	4.07	1/2/98
Institutional	8.72	8.35	4.96	5.27	1/2/98
Service	8.21	7.83	4.45	4.75	1/2/98
Investor	8.59	8.20	4.81	3.57	11/30/07
Class P	N/A	N/A	N/A	-2.51	4/17/18
Class R	8.08	7.67	4.29	3.06	11/30/07
Class R6	8.70	N/A	N/A	7.33	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.31%
Class C	2.01	2.06
Institutional	0.87	0.92
Service	1.37	1.42
Investor	1.01	1.06
Class P	0.86	0.91
Class R	1.51	1.56
Class R6	0.86	0.91

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

22

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2018. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

23

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Satellite Strategies (the “Portfolio”) for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns of -3.81%, -4.08%, -3.64%, -3.75%, -3.71%, -3.83% and -3.51%, respectively. This compares to the -0.60% cumulative total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays U.S. Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Net Total Return Index (the “MSCI EAFE Index”), during the same period.

The components of the blended benchmark, the Bloomberg Barclays U.S. Index, the S&P 500® Index and the MSCI EAFE Index, generated cumulative total returns of -1.62%, 2.65% and -3.36%, respectively, during the same period. The Portfolio’s former benchmark, the MSCI EAFE Index (Gross, USD, Unhedged), returned -2.37% during the same period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -3.33% compared to the -0.84% cumulative total return of the blended benchmark. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays U.S. Index, the S&P 500® Index and the MSCI EAFE Index, generated cumulative total returns of -0.06%, 0.85% and -3.36%, respectively, during the same period. The MSCI EAFE Index (Gross, USD, Unhedged), returned -2.37% during the same period.

Q	How did the various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, satellite asset classes generated mixed results, with some posting positive absolute returns and others recording negative absolute returns. In addition, certain satellite asset classes outpaced traditional equity and fixed income asset classes, while others underperformed them.

Among real assets, global real estate securities, as represented by the FTSE EPRA/NAREIT Global Real Estate Index, produced a positive return of 0.53% during the Reporting Period. High demand and strong retail sales helped boost the performance of real estate investment trusts. Global real estate securities also outperformed international stocks, which returned -2.37%, as measured by the MSCI EAFE Index, but they underperformed U.S. stocks, as represented by the S&P 500® Index, which returned 2.65% during the Reporting Period. Meanwhile, global infrastructure securities underperformed U.S. stocks, returning -0.82%, as measured by the Dow Jones Brookfield Global Infrastructure Index. Global infrastructure securities, which many investors consider proxies for fixed income because of their relatively high dividend yields, struggled during the Reporting Period as U.S. interest rates increased.

Among equity satellite asset classes, emerging markets stocks turned in the weakest results of the Reporting Period, returning -6.67%, as measured by the MSCI Emerging Markets Index. The negative performance was driven by a stronger U.S. dollar, prospects of a continued rise in U.S. interest rates and concerns around trade protectionism. These factors also had an adverse impact on international small-cap equities, which returned -1.33% during the Reporting Period, as measured by the MSCI EAFE Small Cap Index. Furthermore, while international small-cap stocks outperformed international large-cap stocks during the Reporting Period, they trailed U.S. large-cap stocks amid divergence between U.S. economic growth and that of the rest of the world.

25

PORTFOLIO RESULTS

Among fixed income satellite asset classes, U.S. high yield corporate bonds and leveraged loans outpaced the broad U.S. fixed income market, which generated -1.62%, as measured by the Bloomberg Barclays U.S. Index, during the Reporting Period. High yield corporate bonds were up 0.16% during the Reporting Period, as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Bond Index. Leveraged loans, as represented by the Credit Suisse Leveraged Loan Index, produced a gain of 2.38% during the Reporting Period. Leveraged loans tend to perform well in rising interest rate environments because they are floating rate securities and their coupon rates reset regularly to reflect current interest rates. On the negative side, U.S. dollar-denominated emerging markets debt, as represented by the J.P. Morgan Emerging Market Bond Index — Global Diversified Index, and local emerging markets debt, as measured by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, were down -5.23% and -6.44%, respectively, during the Reporting Period. Concerns about trade protectionism and a stronger U.S. dollar weighed on both of these satellite asset classes.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolio’s Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), and some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

The Portfolio’s performance is driven by four sources of return: long-term strategic asset allocation, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in Underlying Funds. Strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. We apply a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. Our model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. We then incorporate our medium-term cycle-aware views into the Portfolio in order to react to changes in the economic cycle. The Portfolio’s positioning may therefore change over time based on our medium-term cycle-aware views of attractive investment opportunities. These views may impact relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolio’s duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

Overall, during the Reporting Period, our strategic asset allocation had a negative impact on the Portfolio’s results. Medium-term cycle-aware allocation also detracted from returns as did security selection within the Underlying Funds. Our short-term tactical allocation did not have a material impact on performance during the Reporting Period.

Strategic allocation detracted from the Portfolio’s returns during the Reporting Period. Among real asset classes, the Portfolio’s strategic allocation to global infrastructure securities, which are sensitive to interest rates, lagged the equity components of the blended benchmark as U.S. interest rates rose during the Reporting Period. This was offset somewhat by the Portfolio’s strategic allocation to global real estate securities, which outperformed the equity components of the blended benchmark amid strong demand for real estate and positive U.S. economic data. Within equities, the Portfolio was hampered by its strategic allocation to emerging markets equities, which were pressured by geopolitical risks and a stronger U.S. dollar. For similar reasons, within fixed income, the Portfolio was hurt by strategic allocations to local emerging markets debt and U.S. dollar-denominated emerging markets debt. This was offset somewhat by strategic allocations to U.S. high yield corporate bonds and leveraged loans, which outperformed the fixed income component of the blended benchmark as investors flocked to higher-yielding U.S. fixed income assets.

Our medium-term cycle-aware allocation further detracted from the Portfolio’s performance during the Reporting Period. Specifically, our view that the Portfolio be overweight global infrastructure securities versus global real estate securities hurt results, as global real estate securities outperformed global infrastructure securities during the Reporting Period. Within equities, our medium-term cycle-aware views, wherein the Portfolio was overweight emerging markets equities and international small-cap stocks, had a negative impact on performance.

Overall, security selection within the Underlying Funds dampened Portfolio returns, with underperformance concentrated in the Underlying Fixed Income Funds.

26

PORTFOLIO RESULTS

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Among Underlying Fixed Income Funds, the Goldman Sachs Emerging Markets Debt Fund underperformed its benchmark index most during the Reporting Period. The Goldman Sachs Local Emerging Markets Debt Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices. Among Underlying Equity Funds, the Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs ActiveBeta Emerging Markets Equity ETF and the Goldman Sachs International Small Cap Insights Fund underperformed their respective benchmark indices. The Goldman Sachs Emerging Markets Equity Insights Fund outperformed its benchmark index. Among Underlying Funds that invest in real assets, the Goldman Sachs Real Estate Securities Fund outperformed its benchmark index and the Goldman Sachs Global Infrastructure Fund underperformed its benchmark index during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	We made three notable adjustments to the Portfolio’s allocations during the Reporting Period. First, we implemented a medium-term cycle-aware view that the Portfolio be overweight emerging markets equities by reducing exposure to global infrastructure securities. In our opinion, the growth trajectory of the emerging markets should widen relative to that of the developed markets over the medium term, and we believe that equities tend to benefit more from greater corporate growth than other asset classes. Meanwhile, we were anticipating the possibility of higher interest rates, leading to our decision to underweight global infrastructure securities.

Second, during March 2018, we implemented a medium-term cycle-aware view that the Portfolio be overweight global infrastructure securities by reducing exposure to global real estate securities. This was to express our positive view on energy master limited partnerships (“MLPs”), which had sold off following a surprise regulatory ruling from the Federal Energy Regulatory Commission. We considered the market reaction overly negative and took advantage of the selloff to add exposure to the Portfolio, as we thought energy MLPs had attractive fundamentals and strong dividend yields.

Third, in early May 2018, we changed our medium-term cycle-aware view that the Portfolio have a long position in U.S. high yield corporate debt versus local emerging markets debt to a view that it hold a long position in local emerging markets debt versus U.S. high yield corporate debt. This move reflected our belief that credit spreads, which typically start to widen before an equity market peak, would be a headwind for U.S. high yield corporate bonds in the near term. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.)

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective June 21, 2018, Edward J. Tostanoski III no longer served as a portfolio manager of the Portfolio. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio. At the end of the Reporting Period, the portfolio managers for the Portfolio were Raymond Chan and Christopher Lvoff.

27

FUND BASICS

Satellite Strategies Portfolio

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018– June 30, 2018	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index	MSCI® EAFE® (Gross, USD, Unhedged) Index	MSCI® EAFE® Net Total Return Index	S&P 500® Index
Class A	-3.81%	-0.60%	-1.62%	-3.36%	-2.37%	2.65%
Class C	-4.08	-0.60	-1.62	-3.36	-2.37	2.65
Institutional	-3.64	-0.60	-1.62	-3.36	-2.37	2.65
Service	-3.75	-0.60	-1.62	-3.36	-2.37	2.65
Investor	-3.71	-0.60	-1.62	-3.36	-2.37	2.65
Class R	-3.83	-0.60	-1.62	-3.36	-2.37	2.65
Class R6	-3.51	-0.60	-1.62	-3.36	-2.37	2.65

April 17, 2018– June 30, 2018
Class P	-3.33%	-0.84%	-0.06%	-3.36%	-2.37%	0.85%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Index (30%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 21 developed markets. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

28

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.97%	2.37%	1.07%	1.46%	3/30/07
Class C	0.99	2.78	0.89	1.21	3/30/07
Institutional	3.09	3.95	2.05	2.35	3/30/07
Service	2.55	3.44	N/A	2.43	8/29/08
Investor	2.93	3.79	1.90	1.78	11/30/07
Class P	N/A	N/A	N/A	-3.33	4/17/18
Class R	2.54	3.28	1.41	1.28	11/30/07
Class R6	3.10	N/A	N/A	4.13	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.41%
Class C	2.12	2.16
Institutional	0.98	1.02
Service	1.48	1.52
Investor	1.12	1.16
Class P	0.97	1.01
Class R	1.62	1.66
Class R6	0.97	1.01

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

29

FUND BASICS

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 6/30/18
Percentage of Investment Portfolio

[5]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2018. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

30

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

31

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, noninvestment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

FTSE EPRA/NAREIT Global Real Estate Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide. Constituents of the Index are screened on liquidity, size and revenue.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

J.P. Morgan Emerging Market Bond Index – Global Diversified Index is an unmanaged index of external debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified Index is an unmanaged index of debt instruments issued by emerging markets governments in local currency. As emerging markets look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

It is not possible to invest directly in an unmanaged index.

32

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Underlying Funds(a) – 93.5%
Dynamic – 15.2%
984,892	Goldman Sachs Alternative Premia Fund – Class R6	$8,795,082
1,887,218	Goldman Sachs Managed Futures Strategy Fund – Class R6	19,249,620
5,347,757	Goldman Sachs Tactical Exposure Fund – Class R6	51,284,994

		79,329,696

Equity – 25.7%
4,794,515	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	47,897,205
2,007,989	Goldman Sachs International Equity Insights Fund – Class R6	26,786,568
1,398,064	Goldman Sachs Global Real Estate Securities Fund – Class R6	14,777,532
1,142,648	Goldman Sachs Global Infrastructure Fund – Class R6	12,020,652
416,941	Goldman Sachs Large Cap Value Insights Fund – Class R6	9,126,847
313,670	Goldman Sachs Small Cap Equity Insights Fund – Class R6	9,043,120
245,861	Goldman Sachs Large Cap Growth Insights Fund – Class R6	8,078,992
482,913	Goldman Sachs International Small Cap Insights Fund – Class R6	6,065,385

		133,796,301

Exchange Traded Funds – 16.4%
607,802	Goldman Sachs Access Investment Grade Corporate Bond ETF	29,134,685
382,232	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	20,927,202
547,053	Goldman Sachs ActiveBeta International Equity ETF	16,072,417
279,371	Goldman Sachs Access High Yield Corporate Bond ETF	13,475,935
179,877	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	5,968,319

		85,578,558

Fixed Income – 36.2%
9,366,241	Goldman Sachs Global Income Fund – Class R6	112,956,864
3,567,052	Goldman Sachs Emerging Markets Debt Fund – Class R6	42,126,889
3,416,483	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	19,815,600
2,142,506	Goldman Sachs High Yield Fund – Class R6	13,562,061

		188,461,414

TOTAL UNDERLYING FUNDS – 93.5%
(Cost $504,710,507)		$487,165,969

Shares	Distribution Rate	Value
Investment Company(a) – 3.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
19,465,467	1.869%	$19,465,467
(Cost $19,465,467)

TOTAL INVESTMENTS – 97.2%
(Cost $524,175,974)		$506,631,436

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%		14,361,697

NET ASSETS – 100.0%		$520,993,133

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	6,699,862	GBP	4,970,000	$6,582,761	09/19/18	$117,100
	USD	12,323,645	EUR	10,380,000	12,195,759	09/19/18	127,886
	USD	63,361	NZD	90,000	60,962	09/19/18	2,399
	USD	987,407	SEK	8,550,000	960,498	09/19/18	26,909
	USD	101,567	ILS	360,000	98,976	09/20/18	2,591
	USD	511,639	SGD	680,000	499,948	09/19/18	11,691
	USD	2,578,303	AUD	3,360,000	2,487,178	09/19/18	91,124
	USD	9,221,559	JPY	1,008,000,000	9,155,916	09/19/18	65,644
	USD	260,924	NOK	2,100,000	258,677	09/19/18	2,246
	USD	2,908,629	CHF	2,840,000	2,887,901	09/19/18	20,728
	USD	651,056	DKK	4,080,000	643,608	09/19/18	7,448
	USD	1,285,408	HKD	10,070,000	1,285,261	09/19/18	147
TOTAL							$475,913

FUTURES CONTRACTS — At June 30, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	198	09/21/18	$26,943,840	$(568,955)
Short position contracts:
Eurodollars	(814)	03/16/20	(197,435,700)	1,961,919
Euro Buxl 30 Year Bonds	(85)	09/06/18	(17,639,035)	(258,569)
Total				$1,703,350
TOTAL				$1,134,395

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2018, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	97.00	09/14/2020	81	$202,500	$78,468	$72,075	$6,393
Eurodollar Futures	97.00	06/15/2020	111	277,500	96,431	90,445	5,986
Eurodollar Futures	96.50	09/17/2018	87	217,500	227,287	223,139	4,148
Eurodollar Futures	96.50	03/18/2019	39	97,500	72,150	71,266	884
Eurodollar Futures	96.50	12/17/2018	35	87,500	75,250	74,456	794
Eurodollar Futures	97.00	09/17/2018	117	292,500	159,412	174,009	(14,597)
Eurodollar Futures	97.38	09/17/2018	157	392,500	67,707	281,988	(214,281)
Eurodollar Futures	97.25	12/17/2018	85	212,500	31,344	116,634	(85,290)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts (continued)
Calls (continued)
Eurodollar Futures	99.00	12/17/2018	2,824	$7,060,000	$17,651	$218,324	$(200,673)
Eurodollar Futures	97.13	03/18/2019	222	555,000	106,837	407,663	(300,826)
Eurodollar Futures	99.00	03/18/2019	2,098	5,245,000	13,112	214,646	(201,534)
Eurodollar Futures	96.88	06/17/2019	289	722,500	236,619	544,807	(308,188)
Eurodollar Futures	99.00	06/17/2019	1,149	2,872,500	7,181	146,279	(139,098)
Eurodollar Futures	96.75	09/16/2019	286	715,000	289,575	633,649	(344,074)
Eurodollar Futures	97.75	09/16/2019	119	297,500	19,338	58,900	(39,562)
Eurodollar Futures	96.50	12/16/2019	172	430,000	251,550	334,861	(83,311)
Eurodollar Futures	96.00	03/16/2020	101	252,500	258,182	258,184	(2)
TOTAL				$19,930,000	$2,008,094	$3,921,325	$(1,913,231)

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	2,800.00	08/31/2018	(2)	$(200)	$(4,360)	$(3,798)	$(562)
S&P 500 Index	2,840.00	08/31/2018	(1)	(100)	(910)	(1,849)	939
S&P 500 Index	2,870.00	08/31/2018	(1)	(100)	(370)	(1,739)	1,369
S&P 500 Index	2,760.00	07/31/2018	(6)	(600)	(12,965)	(12,965)	—
S&P 500 Index	2,765.00	07/31/2018	(8)	(800)	(13,936)	(18,110)	4,174
S&P 500 Index	2,770.00	07/25/2018	(7)	(700)	(9,170)	(8,959)	(211)
S&P 500 Index	2,770.00	07/31/2018	(6)	(600)	(9,717)	(9,717)	—
S&P 500 Index	2,775.00	07/31/2018	(6)	(600)	(9,261)	(9,261)	—
S&P 500 Index	2,780.00	07/31/2018	(6)	(600)	(7,544)	(7,544)	—
S&P 500 Index	2,790.00	07/03/2018	(7)	(700)	(70)	(10,542)	10,472
S&P 500 Index	2,795.00	07/31/2018	(1)	(100)	(720)	(2,288)	1,568
S&P 500 Index	2,800.00	07/31/2018	(2)	(200)	(1,400)	(3,438)	2,038
S&P 500 Index	2,805.00	07/18/2018	(7)	(700)	(1,400)	(7,948)	6,548
S&P 500 Index	2,815.00	07/31/2018	(3)	(300)	(1,800)	(5,192)	3,392
S&P 500 Index	2,825.00	07/11/2018	(7)	(700)	(210)	(6,217)	6,007
S&P 500 Index	2,845.00	07/31/2018	(1)	(100)	(140)	(1,282)	1,142
				$(7,100)	$(73,973)	$(110,849)	$36,876
Puts
S&P 500 Index	2,650.00	08/31/2018	(2)	(200)	(7,380)	(8,887)	1,507
S&P 500 Index	2,700.00	08/31/2018	(1)	(100)	(4,380)	(3,180)	(1,200)
S&P 500 Index	2,730.00	08/31/2018	(1)	(100)	(5,580)	(3,739)	(1,841)
S&P 500 Index	2,590.00	07/31/2018	(1)	(100)	(920)	(2,854)	1,934
S&P 500 Index	2,625.00	07/31/2018	(2)	(200)	(2,950)	(5,117)	2,167
S&P 500 Index	2,645.00	07/31/2018	(1)	(100)	(1,567)	(3,299)	1,732
S&P 500 Index	2,650.00	07/31/2018	(6)	(600)	(11,090)	(11,090)	—
S&P 500 Index	2,655.00	07/31/2018	(6)	(600)	(11,607)	(11,607)	—
S&P 500 Index	2,660.00	07/31/2018	(6)	(600)	(11,895)	(11,895)	—
S&P 500 Index	2,665.00	07/31/2018	(6)	(600)	(12,821)	(12,821)	—
S&P 500 Index	2,670.00	07/31/2018	(8)	(800)	(18,264)	(19,345)	1,081
S&P 500 Index	2,675.00	07/25/2018	(7)	(700)	(13,090)	(21,070)	7,980

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts (continued)
Puts (continued)
S&P 500 Index	2,700.00	07/31/2018	(2)	$(200)	$(5,000)	$(4,525)	$(475)
S&P 500 Index	2,715.00	07/03/2018	(7)	(700)	(6,930)	(8,361)	1,431
S&P 500 Index	2,720.00	07/31/2018	(1)	(100)	(3,650)	(2,136)	(1,514)
S&P 500 Index	2,725.00	07/18/2018	(7)	(700)	(16,730)	(10,818)	(5,912)
S&P 500 Index	2,745.00	07/31/2018	(1)	(100)	(3,663)	(2,609)	(1,054)
S&P 500 Index	2,755.00	07/11/2018	(7)	(700)	(22,435)	(12,965)	(9,470)
			(72)	$(7,200)	$(159,952)	$(156,318)	$(3,634)
TOTAL				$(14,300)	$(233,925)	$(267,167)	$33,242

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Underlying Funds(a) – 95.0%
Equity – 72.9%
6,150,779	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	$61,446,281
3,629,094	Goldman Sachs International Equity Insights Fund – Class R6	48,412,117
1,262,417	Goldman Sachs Large Cap Growth Insights Fund – Class R6	41,483,013
1,861,229	Goldman Sachs Large Cap Value Insights Fund – Class R6	40,742,313
2,095,796	Goldman Sachs Global Real Estate Securities Fund – Class R6	22,152,562
701,439	Goldman Sachs Small Cap Equity Insights Fund – Class R6	20,222,476
979,831	Goldman Sachs International Small Cap Insights Fund – Class R6	12,306,676

		246,765,438

Exchange Traded Funds – 22.1%
595,100	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	32,581,725
690,133	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	22,898,613
657,245	Goldman Sachs ActiveBeta International Equity ETF	19,309,858

		74,790,196

TOTAL UNDERLYING FUNDS – 95.0%
(Cost $274,614,540)		$321,555,634

Shares	Distribution Rate	Value
Investment Company(a) – 2.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,748,819	1.869%	$9,748,819
(Cost $9,748,819)

TOTAL INVESTMENTS – 97.9%
(Cost $284,363,359)		$331,304,453

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		7,080,756

NET ASSETS – 100.0%		$338,385,209

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
DEDA Index — Euro Stoxx 50 Index	188	12/18/20	$2,742,135	$(75,329)
FTSE China A50 Index	82	07/30/18	945,460	(40,020)
Kospi 200 Index	26	09/13/18	1,749,664	(105,331)
Mini MSCI EAFE Index	13	09/21/18	1,271,010	(36,324)
MSCI Emerging Markets Index	27	09/21/18	1,435,455	(115,818)
S&P 500 E-Mini Index	113	09/21/18	15,377,040	(321,030)
Topix Index	16	09/13/18	2,500,835	(59,723)
Total				$(753,575)
Short position contracts:
Euro Stoxx 50 Index	(18)	09/21/18	(712,802)	10,844
TOTAL				$(742,731)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At June 30, 2018, the Portfolio had the following written and purchased options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Puts
S&P 500 Flex Index	Barclays Bank PLC	2,757.23	07/18/2018	(6)	$(600)	$(29,775)	$(13,818)	$(15,957)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2018 (Unaudited)

Shares			Description		Value
Underlying Funds(a) – 92.8%
Dynamic – 15.2%
	10,063,340		Goldman Sachs Tactical Exposure Fund – Class R6		$96,507,431
	2,534,076		Goldman Sachs Managed Futures Strategy Fund – Class R6		25,847,572
	2,873,248		Goldman Sachs Alternative Premia Fund – Class R6		25,658,102

					148,013,105

Equity – 43.2%
	12,328,504		Goldman Sachs Emerging Markets Equity Insights Fund – Class R6		123,161,757
	6,963,933		Goldman Sachs International Equity Insights Fund – Class R6		92,898,864
	2,228,199		Goldman Sachs Large Cap Value Insights Fund – Class R6		48,775,276
	1,433,098		Goldman Sachs Large Cap Growth Insights Fund – Class R6		47,091,587
	3,816,322		Goldman Sachs Global Real Estate Securities Fund – Class R6		40,338,524
	3,083,986		Goldman Sachs Global Infrastructure Fund – Class R6		32,443,528
	742,359		Goldman Sachs Small Cap Equity Insights Fund – Class R6		21,402,201
	1,128,916		Goldman Sachs International Small Cap Insights Fund – Class R6		14,179,181

					420,290,918

Exchange Traded Funds – 18.0%
	1,270,813		Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF		69,577,012
	1,732,705		Goldman Sachs ActiveBeta International Equity ETF		50,906,873
	750,697		Goldman Sachs ActiveBeta Emerging Markets Equity ETF		24,908,126
	417,545		Goldman Sachs Access Investment Grade Corporate Bond ETF		20,014,811
	207,275		Goldman Sachs Access High Yield Corporate Bond ETF		9,998,262

					175,405,084

Fixed Income – 16.4%
	6,834,015		Goldman Sachs Global Income Fund – Class R6		82,418,215
	4,061,581		Goldman Sachs Emerging Markets Debt Fund – Class R6		47,967,273
	3,238,779		Goldman Sachs Local Emerging Markets Debt Fund – Class R6		18,784,916
	1,747,737		Goldman Sachs High Yield Fund – Class R6		11,063,173

					160,233,577

	TOTAL UNDERLYING FUNDS – 92.8%
	(Cost $889,663,739)				$903,942,684

Shares		Distribution Rate	Value
Investment Company(a) – 4.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
40,112,977		1.869%		$40,112,977
(Cost $40,112,977)

TOTAL INVESTMENTS – 96.9%
(Cost $929,776,716)				$944,055,661

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%				29,798,400

NET ASSETS – 100.0%				$973,854,061

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	5,125,911	AUD	6,680,000	$4,944,748	09/19/18	$181,164
	USD	515,635	NOK	4,150,000	511,195	09/19/18	4,439
	USD	18,333,339	JPY	2,004,000,000	18,202,832	09/19/18	130,506
	USD	5,786,533	CHF	5,650,000	5,745,295	09/19/18	41,238
	USD	13,312,099	GBP	9,875,000	13,079,430	09/19/18	232,669
	USD	24,504,819	EUR	20,640,000	24,250,526	09/19/18	254,294
	USD	126,722	NZD	180,000	121,924	09/19/18	4,798
	USD	1,957,491	SEK	16,950,000	1,904,145	09/19/18	53,346
	USD	1,292,537	DKK	8,100,000	1,277,752	09/19/18	14,785
	USD	191,849	ILS	680,000	186,954	09/20/18	4,895
	USD	1,015,754	SGD	1,350,000	992,544	09/19/18	23,210
	USD	2,554,221	HKD	20,010,000	2,553,931	09/19/18	290
TOTAL							$945,634

FUTURES CONTRACTS — At June 30, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	367	09/21/18	$49,941,360	$(1,054,561)
Short position contracts:
Eurodollars	(1,911)	03/16/20	(463,513,050)	4,584,796
Euro Buxl 30 Year Bonds	(193)	09/06/18	(40,050,986)	(586,098)
Total				$3,998,698
TOTAL				$2,944,137

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2018, the Portfolio had the following written and purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	97.00	09/17/2018	374	$935,000	$509,575	$541,630	$(32,055)
Eurodollar Futures	97.38	09/17/2018	263	657,500	113,419	542,608	(429,189)
Eurodollar Futures	97.25	12/17/2018	111	277,500	40,931	179,244	(138,313)
Eurodollar Futures	99.00	12/17/2018	5,800	14,500,000	36,250	448,398	(412,148)
Eurodollar Futures	97.13	03/18/2019	519	1,297,500	249,769	965,751	(715,982)
Eurodollar Futures	99.00	03/18/2019	4,310	10,800,000	26,937	440,956	(414,019)
Eurodollar Futures	96.88	06/17/2019	712	1,780,000	582,950	1,256,411	(673,461)
Eurodollar Futures	97.00	06/15/2020	314	785,000	272,787	255,853	16,934

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts (continued)
Calls (continued)
Eurodollar Futures	99.00	06/17/2019	2,363	$5,907,500	$14,769	$300,834	$(286,065)
Eurodollar Futures	96.75	09/16/2019	676	1,690,000	684,450	1,378,140	(693,690)
Eurodollar Futures	96.50	12/17/2018	98	245,000	210,700	208,477	2,223
Eurodollar Futures	97.00	09/14/2020	230	575,000	222,813	204,659	18,154
Eurodollar Futures	96.50	03/18/2019	111	277,500	205,351	202,833	2,518
Eurodollar Futures	97.75	09/16/2019	155	387,500	25,187	97,233	(72,046)
Eurodollar Futures	96.50	12/16/2019	417	1,042,500	609,862	737,629	(127,767)
Eurodollar Futures	96.50	09/17/2018	247	617,500	645,288	633,511	11,777
Eurodollar Futures	96.00	03/16/2020	312	780,000	797,550	782,461	15,089
TOTAL			17,012	$42,555,000	$5,248,588	$9,176,628	$(3,928,040)

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	2,800.00	08/31/2018	(5)	$(500)	$(10,900)	$(9,494)	$(1,406)
S&P 500 Index	2,790.00	07/03/2018	(18)	(1,800)	(180)	(27,107)	26,927
S&P 500 Index	2,830.00	08/31/2018	(1)	(100)	(1,220)	(2,579)	1,359
S&P 500 Index	2,840.00	08/31/2018	(3)	(300)	(2,730)	(5,546)	2,816
S&P 500 Index	2,870.00	08/31/2018	(2)	(200)	(740)	(3,479)	2,739
S&P 500 Index	2,780.00	07/31/2018	(15)	(1,500)	(18,860)	(18,860)	—
S&P 500 Index	2,770.00	07/31/2018	(15)	(1,500)	(24,293)	(24,293)	—
S&P 500 Index	2,765.00	07/31/2018	(21)	(2,100)	(36,582)	(46,237)	9,655
S&P 500 Index	2,760.00	07/31/2018	(15)	(1,500)	(32,413)	(32,413)	—
S&P 500 Index	2,770.00	07/25/2018	(18)	(1,800)	(23,580)	(23,038)	(542)
S&P 500 Index	2,775.00	07/31/2018	(16)	(1,600)	(21,760)	(24,679)	2,919
S&P 500 Index	2,795.00	07/31/2018	(3)	(300)	(2,160)	(6,864)	4,704
S&P 500 Index	2,800.00	07/31/2018	(4)	(400)	(2,800)	(6,877)	4,077
S&P 500 Index	2,805.00	07/18/2018	(18)	(1,800)	(3,601)	(20,438)	16,837
S&P 500 Index	2,815.00	07/31/2018	(7)	(700)	(4,200)	(12,276)	8,076
S&P 500 Index	2,825.00	07/11/2018	(18)	(1,800)	(540)	(15,987)	15,447
S&P 500 Index	2,845.00	07/31/2018	(3)	(300)	(419)	(3,845)	3,426
			(182)	$(18,200)	$(186,978)	$(284,012)	$97,034
Puts
S&P 500 Index	2,650.00	08/31/2018	(5)	(500)	(18,450)	(22,218)	3,768
S&P 500 Index	2,660.00	07/31/2018	(15)	(1,500)	(29,736)	(29,736)	—
S&P 500 Index	2,650.00	07/31/2018	(15)	(1,500)	(27,726)	(27,726)	—
S&P 500 Index	2,655.00	07/31/2018	(15)	(1,500)	(29,019)	(29,019)	—
S&P 500 Index	2,665.00	07/31/2018	(15)	(1,500)	(32,052)	(32,052)	—
S&P 500 Index	2,715.00	07/03/2018	(18)	(1,800)	(17,820)	(21,500)	3,680
S&P 500 Index	2,680.00	08/31/2018	(1)	(100)	(3,665)	(3,389)	(276)
S&P 500 Index	2,700.00	08/31/2018	(3)	(300)	(13,140)	(9,539)	(3,601)
S&P 500 Index	2,730.00	08/31/2018	(2)	(200)	(11,160)	(7,479)	(3,681)
S&P 500 Index	2,590.00	07/31/2018	(1)	(100)	(920)	(2,854)	1,934

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts (continued)
Puts (continued)
S&P 500 Index	2,625.00	07/31/2018	(5)	$(500)	$(7,375)	$(12,792)	$5,417
S&P 500 Index	2,645.00	07/31/2018	(3)	(300)	(4,701)	(9,897)	5,196
S&P 500 Index	2,670.00	07/31/2018	(20)	(2,000)	(45,660)	(48,137)	2,477
S&P 500 Index	2,675.00	07/25/2018	(18)	(1,800)	(33,660)	(54,178)	20,518
S&P 500 Index	2,700.00	07/31/2018	(5)	(500)	(12,500)	(11,312)	(1,188)
S&P 500 Index	2,720.00	07/31/2018	(2)	(200)	(7,300)	(4,273)	(3,027)
S&P 500 Index	2,725.00	07/18/2018	(18)	(1,800)	(43,019)	(27,817)	(15,202)
S&P 500 Index	2,745.00	07/31/2018	(3)	(300)	(10,989)	(7,828)	(3,161)
S&P 500 Index	2,755.00	07/11/2018	(18)	(1,800)	(57,691)	(33,339)	(24,352)
			(182)	$(18,200)	$(406,583)	$(395,085)	$(11,498)
TOTAL			(364)	$(36,400)	$(593,561)	$(679,097)	$85,536

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Underlying Funds(a) – 94.8%
Dynamic – 12.4%
9,160,174	Goldman Sachs Tactical Exposure Fund – Class R6	$87,846,070
1,262,986	Goldman Sachs Alternative Premia Fund – Class R6	11,278,465
1,029,733	Goldman Sachs Managed Futures Strategy Fund – Class R6	10,503,282

		109,627,817

Equity – 59.6%
17,152,118	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	171,349,661
6,870,993	Goldman Sachs International Equity Insights Fund – Class R6	91,659,043
6,107,448	Goldman Sachs Global Real Estate Securities Fund – Class R6	64,555,727
1,555,808	Goldman Sachs Large Cap Growth Insights Fund – Class R6	51,123,846
2,314,458	Goldman Sachs Large Cap Value Insights Fund – Class R6	50,663,479
1,513,503	Goldman Sachs Small Cap Equity Insights Fund – Class R6	43,634,282
2,310,260	Goldman Sachs International Small Cap Insights Fund – Class R6	29,016,868
2,352,575	Goldman Sachs Global Infrastructure Fund – Class R6	24,749,085

		526,751,991

Exchange Traded Funds – 19.0%
1,296,813	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	71,000,512
1,702,719	Goldman Sachs ActiveBeta International Equity ETF	50,025,884
1,177,572	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	39,071,839
165,161	Goldman Sachs Access High Yield Corporate Bond ETF	7,966,822

		168,065,057

Fixed Income – 3.8%
1,617,562	Goldman Sachs Emerging Markets Debt Fund – Class R6	19,103,408
1,296,804	Goldman Sachs High Yield Fund – Class R6	8,208,768
1,141,047	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	6,618,075

		33,930,251

TOTAL UNDERLYING FUNDS – 94.8%
(Cost $793,573,038)		$838,375,116

Shares	Distribution Rate	Value
Investment Company(a) – 2.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,390,064	1.869%	$22,390,064
(Cost $22,390,064)

TOTAL INVESTMENTS – 97.4%
(Cost $815,963,102)		$860,765,180

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		23,371,860

NET ASSETS – 100.0%		$884,137,040

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	– Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	4,903,379	AUD	6,390,000	$4,730,081	09/19/18	$173,299
	USD	490,785	NOK	3,950,000	486,559	09/19/18	4,225
	USD	17,528,282	JPY	1,916,000,000	17,403,506	09/19/18	124,776
	USD	12,725,693	GBP	9,440,000	12,503,273	09/19/18	222,420
	USD	5,530,492	CHF	5,400,000	5,491,079	09/19/18	39,413
	USD	23,424,423	EUR	19,730,000	23,181,341	09/19/18	243,082
	USD	119,682	NZD	170,000	115,150	09/19/18	4,532
	USD	1,870,876	SEK	16,200,000	1,819,891	09/19/18	50,986
	USD	191,849	ILS	680,000	186,954	09/20/18	4,895
	USD	970,609	SGD	1,290,000	948,431	09/19/18	22,178
	USD	2,441,892	HKD	19,130,000	2,441,614	09/19/18	278
	USD	1,236,687	DKK	7,750,000	1,222,540	09/19/18	14,145
TOTAL							$904,229

FUTURES CONTRACTS — At June 30, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	336	09/21/18	$45,722,880	$(965,560)
Short position contracts:
Euro Buxl 30 Year Bonds	(244)	09/06/18	(50,634,407)	(741,030)
Eurodollars	(2,522)	03/16/20	(611,711,100)	6,084,420
Total				$5,343,390
TOTAL FUTURES CONTRACTS				$4,377,830

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2018, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	97.00	09/14/2020	307	$767,500	$297,407	$273,175	$24,232
Eurodollar Futures	97.00	06/15/2020	419	1,047,500	364,007	341,410	22,597
Eurodollar Futures	96.50	09/17/2018	329	822,500	859,513	843,826	15,687
Eurodollar Futures	96.50	03/18/2019	149	372,500	275,650	272,271	3,379
Eurodollar Futures	96.50	12/17/2018	131	327,500	281,650	278,679	2,971
Eurodollar Futures	97.00	09/17/2018	383	957,500	521,837	566,338	(44,501)
Eurodollar Futures	97.38	09/17/2018	364	910,000	156,975	756,816	(599,841)
Eurodollar Futures	97.25	12/17/2018	333	832,500	122,794	734,294	(611,500)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts (continued)
Calls (continued)
Eurodollar Futures	99.00	12/17/2018	8,067	$20,167,500	$50,419	$623,660	$(573,241)
Eurodollar Futures	97.13	03/18/2019	593	1,482,500	285,381	1,141,584	(856,203)
Eurodollar Futures	99.00	03/18/2019	6,028	15,070,000	37,675	615,925	(578,250)
Eurodollar Futures	96.88	06/17/2019	781	1,952,500	639,444	1,360,196	(720,752)
Eurodollar Futures	99.00	06/17/2019	3,300	8,250,000	20,625	419,823	(399,198)
Eurodollar Futures	96.75	09/16/2019	719	1,797,500	727,987	1,416,640	(688,653)
Eurodollar Futures	97.75	09/16/2019	206	515,000	33,475	129,226	(95,751)
Eurodollar Futures	96.50	12/16/2019	477	1,192,500	697,612	883,968	(186,356)
Eurodollar Futures	96.00	03/16/2020	350	875,000	894,687	889,874	4,813
TOTAL			22,936	$57,340,000	$6,267,138	$11,547,705	$(5,280,567)

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	2,800.00	08/31/2018	(1)	$(100)	$(2,180)	$(1,899)	$(281)
S&P 500 Index	2,840.00	08/31/2018	(1)	(100)	(910)	(1,849)	939
S&P 500 Index	2,760.00	07/31/2018	(3)	(300)	(6,483)	(6,483)	—
S&P 500 Index	2,765.00	07/31/2018	(5)	(500)	(8,710)	(11,388)	2,678
S&P 500 Index	2,770.00	07/25/2018	(4)	(400)	(5,240)	(5,119)	(121)
S&P 500 Index	2,770.00	07/31/2018	(3)	(300)	(4,858)	(4,858)	—
S&P 500 Index	2,775.00	07/31/2018	(4)	(400)	(6,174)	(6,174)	—
S&P 500 Index	2,780.00	07/31/2018	(3)	(300)	(3,772)	(3,772)	—
S&P 500 Index	2,790.00	07/03/2018	(4)	(400)	(40)	(6,024)	5,984
S&P 500 Index	2,795.00	07/31/2018	(1)	(100)	(720)	(2,288)	1,568
S&P 500 Index	2,800.00	07/31/2018	(1)	(100)	(700)	(1,719)	1,019
S&P 500 Index	2,805.00	07/18/2018	(4)	(400)	(800)	(4,542)	3,742
S&P 500 Index	2,815.00	07/31/2018	(2)	(200)	(1,199)	(3,301)	2,102
S&P 500 Index	2,825.00	07/11/2018	(4)	(400)	(120)	(3,552)	3,432
S&P 500 Index	2,845.00	07/31/2018	(1)	(100)	(140)	(1,282)	1,142
S&P 500 Index	2,740.00	06/27/2018	(4)	(400)	—	(9,335)	9,335
			(45)	$(4,500)	$(42,047)	$(73,585)	$31,539
Puts
S&P 500 Index	2,650.00	08/31/2018	(1)	(100)	(3,690)	(4,444)	754
S&P 500 Index	2,700.00	08/31/2018	(1)	(100)	(4,380)	(3,180)	(1,200)
S&P 500 Index	2,625.00	07/31/2018	(1)	(100)	(1,475)	(2,558)	1,083
S&P 500 Index	2,645.00	07/31/2018	(1)	(100)	(1,567)	(3,299)	1,732
S&P 500 Index	2,650.00	07/31/2018	(3)	(300)	(5,545)	(5,545)	—
S&P 500 Index	2,655.00	07/31/2018	(3)	(300)	(5,804)	(5,804)	—
S&P 500 Index	2,660.00	07/31/2018	(3)	(300)	(5,947)	(5,947)	—
S&P 500 Index	2,665.00	07/31/2018	(3)	(300)	(6,410)	(6,410)	—
S&P 500 Index	2,670.00	07/31/2018	(5)	(500)	(11,415)	(11,803)	388
S&P 500 Index	2,675.00	07/25/2018	(4)	(400)	(7,481)	(12,040)	4,559
S&P 500 Index	2,700.00	07/31/2018	(1)	(100)	(2,500)	(2,262)	(238)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts (continued)
Puts (continued)
S&P 500 Index	2,715.00	07/03/2018	(4)	$(400)	$(3,960)	$(4,778)	$818
S&P 500 Index	2,725.00	07/18/2018	(4)	(400)	(9,560)	(6,182)	(3,378)
S&P 500 Index	2,745.00	07/31/2018	(1)	(100)	(3,663)	(2,609)	(1,054)
S&P 500 Index	2,755.00	07/11/2018	(4)	(400)	(12,820)	(7,409)	(5,411)

			(39)	$(3,900)	$(86,216)	$(84,270)	$(1,947)
TOTAL			(84)	$(8,400)	$(128,263)	$(157,855)	$29,592

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Underlying Funds(a) – 98.6%
Equity – 55.6%
9,084,705	Goldman Sachs Global Real Estate Securities Fund – Class R6	$96,025,337
7,163,275	Goldman Sachs Global Infrastructure Fund – Class R6	75,357,658
5,467,652	Goldman Sachs International Small Cap Insights Fund – Class R6	68,673,712
5,856,662	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	58,508,049
1,253,652	Goldman Sachs Emerging Markets Equity Fund – Class R6	26,752,935

		325,317,691

Fixed Income – 38.9%
8,011,623	Goldman Sachs Emerging Markets Debt Fund – Class R6	94,617,265
8,681,029	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	50,349,969
7,426,676	Goldman Sachs High Yield Fund – Class R6	47,010,862
3,688,215	Goldman Sachs High Yield Floating Rate Fund – Class R6	35,406,865

		227,384,961

Exchange Traded Funds – 4.1%
713,116	Goldman Sachs ActiveBeta Emerging Markets Equity ETF – Institutional Shares	23,661,189

TOTAL UNDERLYING FUNDS – 98.6%
(Cost $536,471,524)		$576,363,841

Shares	Distribution Rate	Value
Investment Company(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
194,613	1.869%	$194,613
(Cost $194,613)

TOTAL INVESTMENTS – 98.6%
(Cost $536,666,137)		$576,558,454

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		8,151,868

NET ASSETS – 100.0%		$584,710,322

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	Balanced Strategy Portfolio	Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $524,175,974, $284,363,359 and $929,776,716)	$506,631,436	$331,304,453	$944,055,661
Purchased options (cost $3,921,325, $0 and $9,176,628)	2,008,094	—	5,248,588
Cash	8,535,062	5,581,650	15,897,573
Foreign currencies, at value (cost $17,938, $57,891 and $41,811, respectively)	24,851	56,197	45,107
Unrealized gain on forward foreign currency exchange contracts	475,913	—	945,634
Variation margin on futures	—	226,536	—
Receivables:
Collateral on certain derivative contracts(a)	4,091,771	1,922,796	9,828,000
Dividends	532,645	13,310	534,825
Portfolio shares sold	477,782	116,368	309,710
Investments sold	108,606	—	274,191
Other assets	69,951	68,375	73,243
Total assets	522,956,111	339,289,685	977,212,532

Liabilities:
Variation margin on futures	59,231	—	138,431
Written option contracts, at value (premium received $267,167, $13,818 and $679,097, respectively)	233,925	29,775	593,561
Payables:
Collateral on certain derivative contracts(b)	649,972	—	1,150,000
Investments purchased	532,645	13,310	534,825
Portfolio shares redeemed	140,221	588,441	239,903
Due to broker	85,427	—	227,024
Distribution and Service fees and Transfer Agency fees	85,217	116,647	209,887
Management fees	64,969	42,736	121,848
Payable to investment adviser	—	45,249	41,830
Accrued expenses	111,371	68,318	101,162
Total liabilities	1,962,978	904,476	3,358,471

Net Assets:
Paid-in capital	528,412,507	364,351,114	1,135,065,416
Undistributed net investment income	277,721	481,437	39,932
Accumulated net realized gain (loss)	10,110,210	(72,638,337)	(175,580,795)
Net unrealized gain (loss)	(17,807,305)	46,190,995	14,329,508
NET ASSETS	$520,993,133	$338,385,209	$973,854,061
Net Assets:
Class A	$109,823,000	$130,336,063	$288,912,462
Class C	28,641,340	61,608,835	82,157,344
Institutional	315,897,555	15,392,746	377,389,641
Service	798,574	646,590	3,194,670
Investor	3,499,831	6,361,438	10,685,893
Class P	53,202,081	118,982,541	203,196,649
Class R	8,579,149	5,044,020	4,797,348
Class R6	551,603	12,976	3,520,054
Total Net Assets	$520,993,133	$338,385,209	$973,854,061
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	9,772,979	6,959,598	21,395,472
Class C	2,549,271	3,453,957	6,226,441
Institutional	28,113,500	812,944	27,870,059
Service	70,271	34,702	237,188
Investor	312,727	344,034	795,148
Class P	4,733,721	6,270,611	15,012,620
Class R	766,317	271,797	357,933
Class R6	49,076	684	260,013
Net asset value, offering and redemption price per share:(c)
Class A	$11.24	$18.73	$13.50
Class C	11.24	17.84	13.19
Institutional	11.24	18.93	13.54
Service	11.36	18.63	13.47
Investor	11.19	18.49	13.44
Class P	11.24	18.97	13.54
Class R	11.20	18.56	13.40
Class R6	11.24	18.97	13.54

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Options
Balanced Strategy	$564,945	$3,526,826
Equity Growth Strategy	1,277,834	644,962
Growth and Income Strategy	1,287,032	8,540,968

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards
Balanced Strategy	$649,972
Growth and Income Strategy	1,150,000

(c)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy and Growth and Income Strategy is $11.89, $19.82 and $14.29, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $815,963,102 and $536,666,137)	$860,765,180	$576,558,454
Purchased options (cost $11,547,705 and $0)	6,267,138	—
Cash	14,448,961	8,159,431
Foreign currencies, at value (cost $56,688 and $0, respectively)	57,110	—
Unrealized gain on forward foreign currency exchange contracts	904,229	—
Variation margin on futures	—	—
Receivables:
Collateral on certain derivative contracts(a)	3,666,781	—
Dividends	192,019	1,049,215
Portfolio shares sold	281,535	467,543
Investments sold	58,869	—
Other assets	74,531	82,117
Total assets	886,716,353	586,316,760

Liabilities:
Variation margin on futures	183,960	—
Written option contracts, at value (premium received $157,855 and $0, respectively)	128,263	—
Payables:
Collateral on certain derivative contracts(b)	1,099,799	—
Investments purchased	192,019	1,049,489
Portfolio shares redeemed	447,858	334,561
Due to Broker	23,502	—
Distribution and Service fees and Transfer Agency fees	241,420	76,996
Management fees	111,272	61,667
Payable to investment adviser	39,112	18,440
Accrued expenses	112,108	65,285
Total liabilities	2,579,313	1,606,438

Net Assets:
Paid-in capital	1,006,136,422	595,197,515
Undistributed net investment income	2,153,847	191,276
Accumulated net realized gain (loss)	(168,989,578)	(50,570,786)
Net unrealized gain (loss)	44,836,349	39,892,317
NET ASSETS	$884,137,040	$584,710,322
Net Assets:
Class A	$298,600,770	$47,088,439
Class C	112,639,569	37,878,271
Institutional	280,490,413	414,060,491
Service	2,642,497	314,036
Investor	12,314,204	37,420,969
Class P	168,486,180	3,436,703
Class R	6,092,967	2,361,306
Class R6	2,870,440	42,150,107
Total Net Assets	$884,137,040	$584,710,322
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	19,221,819	5,855,062
Class C	7,284,207	4,735,869
Institutional	18,045,866	51,607,384
Service	170,844	39,118
Investor	803,977	4,663,363
Class P	10,830,208	427,808
Class R	403,067	294,965
Class R6	184,577	5,251,680
Net asset value, offering and redemption price per share:(c)
Class A	$15.53	$8.04
Class C	15.46	8.00
Institutional	15.54	8.02
Service	15.47	8.03
Investor	15.32	8.02
Class P	15.56	8.03
Class R	15.12	8.01
Class R6	15.55	8.03

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Options
Growth Strategy	$1,629,681	$2,037,100

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards
Growth Strategy	$1,099,799

(c)	Maximum public offering price per share for Class A Shares of the Growth Strategy and Satellite Strategies Portfolios is $16.43 and $8.51, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

	Balanced Strategy Portfolio	Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio
Investment income:
Dividends from Affiliated Funds	$3,900,188	$1,393,258	$6,641,056
Dividends — unaffiliated Funds	—	902	—
Interest	2,883	1,711	5,717
Total investment income	3,903,071	1,395,871	6,646,773

Expenses:
Management fees	402,996	270,084	744,175
Distribution and Service fees(a)	320,698	511,779	830,374
Transfer Agency fees(a)	217,420	219,688	477,632
Professional fees	22,194	21,801	38,958
Printing and mailing costs	15,453	19,000	32,053
Custody, accounting and administrative services	12,900	8,737	12,146
Trustee fees	9,203	9,049	9,706
Service Share fees — Service Plan	1,015	845	4,111
Service Share fees — Shareholder Administration Plan	1,015	845	4,111
Prime Broker Fees	175	—	348
Total expenses	1,003,069	1,061,828	2,153,614
Less — expense reductions	(48,402)	(49,933)	(72,010)
Net expenses	954,667	1,011,895	2,081,604
NET INVESTMENT INCOME	2,948,404	383,976	4,565,169

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Affiliated Funds	5,146,607	9,993,995	17,930,673
Investments — unaffiliated funds	—	(968)	—
Purchased options	(1,048,145)	(101,338)	(2,049,800)
Futures contracts	1,102,885	833,890	2,024,437
Written options	263,959	165,570	650,876
Swap contracts	132	—	291
Forward foreign currency exchange contracts	194,970	—	370,804
Foreign currency transactions	15,114	3,968	47,734
Net change in unrealized gain (loss) on:
Affiliated Funds	(19,686,402)	(11,979,101)	(39,065,141)
Investments — unaffiliated Funds	—	(7,728)	—
Purchased options	(688,011)	105,292	(1,260,795)
Futures contracts	(665,668)	(1,095,688)	(1,043,058)
Written options	33,242	(32,056)	85,536
Forward foreign currency exchange contracts	475,913	—	945,634
Foreign currency translation	8,731	8,992	10,987
Net realized and unrealized loss	(14,846,673)	(2,105,171)	(21,351,822)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,898,269)	$(1,721,195)	$(16,786,653)

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Balanced Strategy	$142,299	$156,883	$21,516	$102,455	$28,239	$74,287	$162	$3,410	$1,038	$7,746	$83
Equity Growth Strategy	168,529	329,684	13,566	121,341	59,343	26,395	135	5,279	2,309	4,884	2
Growth and Income Strategy	369,458	448,307	12,609	266,010	80,695	115,426	658	8,487	1,540	4,539	277

(b)	Commenced operations April 17, 2018.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$4,330,592	$8,256,423
Interest	5,503	—
Total investment income	4,336,095	8,256,423

Expenses:
Management fees	685,243	395,730
Distribution and Service fees(a)	1,014,660	275,112
Transfer Agency fees(a)	497,189	221,116
Professional fees	25,391	37,681
Printing and mailing costs	63,475	50,811
Custody, accounting and administrative services	7,460	13,248
Trustee fees	9,632	9,583
Service Share fees — Service Plan	3,425	413
Service Share fees — Shareholder Administration Plan	3,425	413
Prime Broker Fees	333	—
Total expenses	2,310,233	1,004,107
Less — expense reductions	(86,679)	(79,549)
Net expenses	2,223,554	924,558
NET INVESTMENT INCOME	2,112,541	7,331,865

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Affiliated Funds	19,262,421	5,263,271
Purchased options	(3,096,730)	—
Futures contracts	1,187,708	—
Written options	135,805	—
Swap contracts	268	—
Forward foreign currency exchange contracts	407,941	—
Foreign currency transactions	(8,667)	—
Net change in unrealized gain (loss) on:
Affiliated Funds	(35,032,456)	(35,920,616)
Purchased options	(1,506,928)	—
Futures contracts	(534,167)	—
Written options	29,592	—
Forward foreign currency exchange contracts	904,229	—
Foreign currency translation	12,988	—
Net realized and unrealized loss	(18,237,996)	(30,657,345)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,125,455)	$(23,325,480)

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Growth Strategy	385,728	613,358	15,574	277,724	110,405	89,840	548	11,317	1,279	5,607	469
Satellite Strategies	62,368	206,420	6,324	44,905	37,156	91,448	66	38,658	66	2,277	6,540

(b)	Commenced operations April 17, 2018.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Equity Growth Strategy Portfolio
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$2,948,404	$8,256,157	$383,976	$3,326,307
Net realized gain	5,675,522	23,914,681	10,895,118	35,742,945
Net change in unrealized gain (loss)	(20,522,195)	22,130,956	(13,000,289)	41,703,446
Net increase (decrease) in net assets resulting from operations	(11,898,269)	54,301,794	(1,721,195)	80,772,698

Distributions to shareholders:
From net investment income
Class A Shares	(477,811)	(2,796,031)	—	(2,649,600)
Class C Shares	(22,171)	(526,244)	—	(849,532)
Institutional Shares	(2,103,564)	(9,247,944)	—	(3,558,755)
Service Shares	(2,987)	(18,323)	—	(12,907)
Investor Shares	(20,325)	(108,353)	—	(118,913)
Class P Shares(a)	(203,449)	—	—	—
Class R Shares	(27,009)	(175,314)	—	(110,002)
Class R6 Shares	(3,455)	(9,245)	—	(275)
From net realized gains
Class A Shares	—	(2,081,980)	—	—
Class C Shares	—	(604,281)	—	—
Institutional Shares	—	(5,837,964)	—	—
Service Shares	—	(14,614)	—	—
Investor Shares	—	(69,407)	—	—
Class R Shares	—	(147,554)	—	—
Class R6 Shares	—	(9,490)	—	—
Total distributions to shareholders	(2,860,771)	(21,646,744)	—	(7,299,984)

From share transactions:
Proceeds from sales of shares	134,774,509	150,772,289	142,305,844	47,255,994
Reinvestment of distributions	2,812,954	21,076,195	—	6,908,591
Cost of shares redeemed	(123,806,438)	(156,751,124)	(175,705,945)	(80,953,284)
Net increase (decrease) in net assets resulting from share transactions	13,781,025	15,097,360	(33,400,101)	(26,788,699)
TOTAL INCREASE (DECREASE)	(978,015)	47,752,410	(35,121,296)	46,684,015

Net assets:
Beginning of period	521,971,148	474,218,738	373,506,505	326,822,490
End of period	$520,993,133	$521,971,148	$338,385,209	$373,506,505
Undistributed net investment income	$277,721	$190,088	$481,437	$97,461

(a)	Commenced operations April 17, 2018.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Growth and Income Strategy Portfolio		Growth Strategy Portfolio
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$4,565,169	$14,023,060	$2,112,541	$9,365,836
Net realized gain	18,975,015	63,058,176	17,888,746	82,969,769
Net change in unrealized gain (loss)	(40,326,837)	63,551,569	(36,126,742)	71,356,011
Net increase (decrease) in net assets resulting from operations	(16,786,653)	140,632,805	(16,125,455)	163,691,616

Distributions to shareholders:
From net investment income
Class A Shares	(1,282,611)	(7,117,184)	—	(7,343,791)
Class C Shares	(57,899)	(1,604,335)	—	(1,941,823)
Institutional Shares	(3,003,147)	(15,064,907)	—	(12,067,688)
Service Shares	(12,438)	(77,973)	—	(66,907)
Investor Shares	(57,327)	(183,527)	—	(211,478)
Class P Shares(a)	(662,459)	—	—	—
Class R Shares	(15,681)	(117,611)	—	(146,324)
Class R6 Shares	(15,532)	(1,994)	—	(25,853)
Total distributions to shareholders	(5,107,094)	(24,167,531)	—	(21,803,864)

From share transactions:
Proceeds from sales of shares	289,624,771	165,939,453	230,347,600	146,419,550
Reinvestment of distributions	4,968,980	23,310,034	—	20,734,721
Cost of shares redeemed	(285,396,837)	(209,763,801)	(247,151,829)	(181,982,948)
Net increase (decrease) in net assets resulting from share transactions	9,196,914	(20,514,314)	(16,804,229)	(14,828,677)
TOTAL INCREASE (DECREASE)	(12,696,833)	95,950,960	(32,929,684)	127,059,075

Net assets:
Beginning of period	986,550,894	890,599,934	917,066,724	790,007,649
End of period	$973,854,061	$986,550,894	$884,137,040	$917,066,724
Undistributed net investment income	$39,932	$581,857	$2,153,847	$41,306

(a)	Commenced operations April 17, 2018.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Satellite Strategies Portfolio
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$7,331,865	$20,145,476
Net realized gain	5,263,271	57,640,869
Net change in unrealized gain (loss)	(35,920,616)	20,156,478
Net increase (decrease) in net assets resulting from operations	(23,325,480)	97,942,823

Distributions to shareholders:
From net investment income
Class A Shares	(520,023)	(1,869,309)
Class C Shares	(276,554)	(1,157,089)
Institutional Shares	(5,465,636)	(18,281,836)
Service Shares	(3,319)	(11,501)
Investor Shares	(476,132)	(1,779,204)
Class P Shares(a)	(25,902)	—
Class R Shares	(23,418)	(81,318)
Class R6 Shares	(626,500)	(1,442,350)
Total distributions to shareholders	(7,417,484)	(24,622,607)

From share transactions:
Proceeds from sales of shares	76,515,344	108,035,680
Reinvestment of distributions	6,279,966	21,535,001
Cost of shares redeemed	(142,592,164)	(271,166,567)
Net decrease in net assets resulting from share transactions	(59,796,854)	(141,595,886)
TOTAL DECREASE	(90,539,818)	(68,275,670)

Net assets:
Beginning of period	675,250,140	743,525,810
End of period	$584,710,322	$675,250,140
Undistributed net investment income	$191,276	$276,895

(a)	Commenced operations April 17, 2018.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class A Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.55		$10.82	$10.41	$11.06	$11.13	$10.56
Net investment income (loss)(a)(b)	0.05		0.16	0.11	0.33	0.21	0.25
Net realized and unrealized gain (loss)	(0.31)		1.05	0.41	(0.43)	0.06	0.61
Total from investment operations	(0.26)		1.21	0.52	(0.10)	0.27	0.86
Distributions to shareholders from net investment income	(0.05)		(0.27)	(0.11)	(0.38)	(0.34)	(0.29)
Distributions to shareholder from net realized gains	—		(0.21)	—	—	—	—
Distributions to shareholder from return of capital	—		—	—	(0.17)	—	—
Total distributions	(0.05)		(0.48)	(0.11)	(0.55)	(0.34)	(0.29)
Net asset value, end of period	$11.24		$11.55	$10.82	$10.41	$11.06	$11.13
Total return(c)	(2.26)%		11.19%	5.04%	(0.90)%	2.40%	8.23%
Net assets, end of period (in 000s)	$109,823		$119,662	$129,445	$146,047	$173,813	$186,034
Ratio of net expenses to average net assets(d)	0.58	%(e)	0.62%	0.59%	0.59%	0.60%	0.60%
Ratio of total expenses to average net assets(d)	0.60	%(e)	0.68%	0.67%	0.65%	0.66%	0.65%
Ratio of net investment income to average net assets(b)	0.87	%(e)	1.40%	1.01%	2.95%	1.85%	2.29%
Portfolio turnover rate(f)	35%		81%	76%	48%	38%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class C Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.55		$10.82	$10.41	$11.07	$11.13	$10.56
Net investment income(a)(b)	0.01		0.07	0.03	0.24	0.12	0.17
Net realized and unrealized gain (loss)	(0.31)		1.05	0.42	(0.43)	0.07	0.61
Total from investment operations	(0.30)		1.12	0.45	(0.19)	0.19	0.78
Distributions to shareholders from net investment income	(0.01)		(0.18)	(0.04)	(0.32)	(0.25)	(0.21)
Distributions to shareholder from net realized gains	—		(0.21)	—	—	—	—
Distributions to shareholder from return of capital	—		—	—	(0.15)	—	—
Total distributions	(0.01)		(0.39)	(0.04)	(0.47)	(0.25)	(0.21)
Net asset value, end of period	$11.24		$11.55	$10.82	$10.41	$11.07	$11.13
Total return(c)	(2.70)%		10.30%	4.24%	(1.65)%	1.71%	7.42%
Net assets, end of period (000s)	$28,641		$34,542	$47,217	$53,734	$63,726	$74,053
Ratio of net expenses to average net assets(d)	1.33	%(e)	1.37%	1.34%	1.34%	1.35%	1.34%
Ratio of total expenses to average net assets(d)	1.35	%(e)	1.42%	1.42%	1.40%	1.41%	1.40%
Ratio of net investment income to average net assets(b)	0.10	%(e)	0.58%	0.27%	2.20%	1.05%	1.57%
Portfolio Turnover Rate(f)	35%		81%	76%	48%	38%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

	Goldman Sachs Balanced Strategy Portfolio
	Institutional Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.55		$10.82	$10.42	$11.07	$11.13	$10.56
Net investment income(a)(b)	0.07		0.21	0.16	0.39	0.25	0.33
Net realized and unrealized gain (loss)	(0.31)		1.04	0.40	(0.44)	0.07	0.58
Total from investment operations	(0.24)		1.25	0.56	(0.05)	0.32	0.91
Distributions to shareholders from net investment income	(0.07)		(0.31)	(0.16)	(0.40)	(0.38)	(0.34)
Distributions to shareholder from net realized gains	—		(0.21)	—	—	—	—
Distributions to shareholder from return of capital	—		—	—	(0.20)	—	—
Total distributions	(0.07)		(0.52)	(0.16)	(0.60)	(0.38)	(0.34)
Net asset value, end of period	$11.24		$11.55	$10.82	$10.42	$11.07	$11.13
Total return(c)	(2.08)%		11.63%	5.36%	(0.49)%	2.90%	8.67%
Net assets, end of period (000s)	$315,898		$353,778	$285,795	$234,110	$254,620	$287,623
Ratio of net expenses to average net assets(d)	0.19	%(e)	0.22%	0.19%	0.19%	0.20%	0.20%
Ratio of total expenses to average net assets(d)	0.22	%(e)	0.28%	0.27%	0.25%	0.26%	0.25%
Ratio of net investment income to average net assets(b)	1.23	%(e)	1.85%	1.46%	3.48%	2.22%	2.99%
Portfolio Turnover Rate(f)	35%		81%	76%	48%	38%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Service Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.68		$10.94	$10.45	$11.10	$11.16	$10.59
Net investment income(a)(b)	0.04		0.15	0.10	0.39	0.19	0.23
Net realized and unrealized gain (loss)	(0.32)		1.06	0.49	(0.50)	0.08	0.62
Total from investment operations	(0.28)		1.21	0.59	(0.11)	0.27	0.85
Distributions to shareholders from net investment income	(0.04)		(0.26)	(0.10)	(0.36)	(0.33)	(0.28)
Distributions to shareholder from net realized gains	—		(0.21)	—	—	—	—
Distributions to shareholder from return of capital	—		—	—	(0.18)	—	—
Total distributions	(0.04)		(0.47)	(0.10)	(0.54)	(0.33)	(0.28)
Net asset value, end of period	$11.36		$11.68	$10.94	$10.45	$11.10	$11.16
Total return(c)	(2.38)%		11.04%	5.67%	(0.99)%	2.38%	8.08%
Net assets, end of period (000s)	$799		$833	$831	$967	$1,391	$1,736
Ratio of net expenses to average net assets(d)	0.69	%(e)	0.72%	0.69%	0.69%	0.70%	0.69%
Ratio of total expenses to average net assets(d)	0.71	%(e)	0.78%	0.77%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets(b)	0.76	%(e)	1.31%	0.93%	3.47%	1.65%	2.14%
Portfolio Turnover Rate(f)	35%		81%	76%	48%	38%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

	Goldman Sachs Balanced Strategy Portfolio
	Investor Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.50		$10.78	$10.37	$11.03	$11.09	$10.53
Net investment income(a)(b)	0.06		0.18	0.14	0.36	0.25	0.37
Net realized and unrealized gain (loss)	(0.31)		1.05	0.41	(0.44)	0.06	0.51
Total from investment operations	(0.25)		1.23	0.55	(0.08)	0.31	0.88
Distributions to shareholders from net investment income	(0.06)		(0.30)	(0.14)	(0.39)	(0.37)	(0.32)
Distributions to shareholder from net realized gains	—		(0.21)	—	—	—	—
Distributions to shareholder from return of capital	—		—	—	(0.19)	—	—
Total distributions	(0.06)		(0.51)	(0.14)	(0.58)	(0.37)	(0.32)
Net asset value, end of period	$11.19		$11.50	$10.78	$10.37	$11.03	$11.09
Total return(c)	(2.15)%		11.41%	5.33%	(0.73)%	2.76%	8.45%
Net assets, end of period (in 000s)	$3,500		$3,976	$4,810	$4,555	$4,980	$3,938
Ratio of net expenses to average net assets(d)	0.33	%(e)	0.37%	0.34%	0.34%	0.35%	0.35%
Ratio of gross expenses to average net assets(d)	0.35	%(e)	0.42%	0.42%	0.40%	0.41%	0.40%
Ratio of net investment income to average net assets(b)	1.11	%(e)	1.60%	1.30%	3.29%	2.23%	3.37%
Portfolio Turnover Rate(f)	35%		81%	76%	48%	38%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class P Shares (a)
	Period Ended June 30, 2018 (Unaudited)

Per Share Data
Net asset value, beginning of period	$11.54
Net investment income(b)(c)	0.06
Net realized and unrealized loss	(0.32)
Total from investment operations	(0.26)
Distributions to shareholders from net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$11.24
Total return(d)	(2.23)%
Net assets, end of period (in 000s)	$53,202
Ratio of net expenses to average net assets(e)	0.18	%(f)
Ratio of total expenses to average net assets(e)	0.18	%(f)
Ratio of net investment income to average net assets(c)	2.74	%(f)
Portfolio Turnover Rate(g)	35%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

	Goldman Sachs Balanced Strategy Portfolio
	Class R Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.50		$10.79	$10.36	$11.02	$11.08	$10.51
Net investment income(a)(b)	0.04		0.15	0.09	0.36	0.18	0.23
Net realized and unrealized gain (loss)	(0.30)		1.02	0.43	(0.49)	0.07	0.61
Total from investment operations	(0.26)		1.17	0.52	(0.13)	0.25	0.84
Distributions to shareholders from net investment income	(0.04)		(0.25)	(0.09)	(0.34)	(0.31)	(0.27)
Distributions to shareholder from net realized gains	—		(0.21)	—	—	—	—
Distributions to shareholder from return of capital	—		—	—	(0.19)	—	—
Total distributions	(0.04)		(0.46)	(0.09)	(0.53)	(0.31)	(0.27)
Net asset value, end of period	$11.20		$11.50	$10.79	$10.36	$11.02	$11.08
Total return(c)	(2.30)%		10.81%	5.02%	(1.23)%	2.25%	8.00%
Net assets, end of period (000s)	$8,579		$8,629	$6,110	$5,196	$5,436	$5,615
Ratio of net expenses to average net assets(d)	0.83	%(e)	0.87%	0.84%	0.84%	0.85%	0.84%
Ratio of total expenses to average net assets(d)	0.85	%(e)	0.93%	0.92%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets(b)	0.63	%(e)	1.30%	0.85%	3.22%	1.61%	2.07%
Portfolio Turnover Rate(f)	35%		81%	76%	48%	38%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class R6 Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,		Period Ended December 31, 2015 (Unaudited)(a)
			2017	2016
Per Share Data
Net asset value, beginning of period	$11.55		$10.83	$10.42	$11.16
Net investment income(b)(c)	0.07		0.54	0.15	0.30
Net realized and unrealized gain (loss)	(0.31)		0.71	0.42	(0.52)
Total from investment operations	(0.24)		1.25	0.57	(0.22)
Distributions to shareholders from net investment income	(0.07)		(0.32)	(0.16)	(0.35)
Distributions to shareholder from net realized gains	—		(0.21)	—	—
Distributions to shareholder from return of capital	—		—	—	(0.17)
Total distributions	(0.07)		(0.53)	(0.16)	(0.52)
Net asset value, end of period	$11.24		$11.55	$10.83	$10.42
Total return(d)	(2.07)%		11.54%	5.46%	(2.01)%
Net assets, end of period (000s)	$552		$551	$10	$10
Ratio of net expenses to average net assets(e)	0.18	%(f)	0.31%	0.19%	0.19	%(f)
Ratio of total expenses to average net assets(e)	0.20	%(f)	0.39%	0.27%	0.23	%(f)
Ratio of net investment income to average net assets(c)	1.28	%(f)	4.64%	1.45%	6.52	%(f)
Portfolio Turnover Rate(g)	35%		81%	76%	48%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

	Goldman Sachs Equity Growth Strategy Portfolio
	Class A Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$18.84		$15.25	$14.44	$14.46	$14.29	$11.75
Net investment income (loss)(a)(b)	0.02		0.16	0.16	0.09	0.23	0.19
Net realized and unrealized gain (loss)	(0.13)		3.80	0.83	0.03	0.20	2.57
Total from investment operations	(0.11)		3.96	0.99	0.12	0.43	2.76
Distributions to shareholders from net investment income	—		(0.37)	(0.18)	(0.14)	(0.26)	(0.22)
Net asset value, end of period	$18.73		$18.84	$15.25	$14.44	$14.46	$14.29
Total return(c)	(0.58)%		25.96%	6.81%	0.83%	3.01%	23.51%
Net assets, end of period (in 000s)	$130,336		$137,276	$124,514	$134,851	$148,611	$152,264
Ratio of net expenses to average net assets(d)	0.58	%(e)	0.59%	0.59%	0.59%	0.60%	0.60%
Ratio of total expenses to average net assets(d)	0.61	%(e)	0.67%	0.69%	0.67%	0.68%	0.68%
Ratio of net investment income to average net assets(b)	0.19	%(e)	0.93%	1.12%	0.63%	1.56%	1.45%
Portfolio turnover rate(f)	3%		53%	39%	18%	23%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Growth Strategy Portfolio
	Class C Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$18.01		$14.58	$13.82	$13.83	$13.68	$11.26
Net investment income (loss)(a)(b)	(0.05)		0.01	0.05	(0.02)	0.10	0.08
Net realized and unrealized gain (loss)	(0.12)		3.65	0.78	0.04	0.20	2.46
Total from investment operations	(0.17)		3.66	0.83	0.02	0.30	2.54
Distributions to shareholders from net investment income	—		(0.23)	(0.07)	(0.03)	(0.15)	(0.12)
Net asset value, end of period	$17.84		$18.01	$14.58	$13.82	$13.83	$13.68
Total return(c)	(0.94)%		25.08%	5.95%	0.13%	2.18%	22.60%
Net assets, end of period (000s)	$61,609		$68,315	$75,027	$83,743	$96,667	$106,208
Ratio of net expenses to average net assets(d)	1.33	%(e)	1.34%	1.34%	1.34%	1.35%	1.35%
Ratio of total expenses to average net assets(d)	1.36	%(e)	1.42%	1.44%	1.42%	1.42%	1.43%
Ratio of net investment income (loss) to average net assets(b)	(0.57	)%(e)	0.08%	0.33%	(0.15)%	0.71%	0.68%
Portfolio Turnover Rate(f)	3%		53%	39%	18%	23%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

	Goldman Sachs Equity Growth Strategy Portfolio
	Institutional Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$19.01		$15.38	$14.57	$14.58	$14.41	$11.85
Net investment income(a)(b)	0.02		0.24	0.23	0.16	0.29	0.27
Net realized and unrealized gain (loss)	(0.10)		3.83	0.82	0.03	0.20	2.57
Total from investment operations	(0.08)		4.07	1.05	0.19	0.49	2.84
Distributions to shareholders from net investment income	—		(0.44)	(0.24)	(0.20)	(0.32)	(0.28)
Net asset value, end of period	$18.93		$19.01	$15.38	$14.57	$14.58	$14.41
Total return(c)	(0.37)%		26.48%	7.18%	1.31%	3.38%	23.96%
Net assets, end of period (000s)	$15,393		$155,828	$119,108	$117,357	$130,499	$124,275
Ratio of net expenses to average net assets(d)	0.19	%(e)	0.20%	0.19%	0.19%	0.20%	0.20%
Ratio of total expenses to average net assets(d)	0.25	%(e)	0.28%	0.29%	0.27%	0.28%	0.28%
Ratio of net investment income to average net assets(b)	0.23	%(e)	1.40%	1.55%	1.05%	1.96%	2.07%
Portfolio Turnover Rate(f)	3%		53%	39%	18%	23%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Growth Strategy Portfolio
	Service Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$18.75		$15.19	$14.39	$14.40	$14.22	$11.71
Net investment income(a)(b)	0.01		0.16	0.15	0.08	0.19	0.19
Net realized and unrealized gain (loss)	(0.13)		3.76	0.81	0.03	0.23	2.54
Total from investment operations	(0.12)		3.92	0.96	0.11	0.42	2.73
Distributions to shareholders from net investment income	—		(0.36)	(0.16)	(0.12)	(0.24)	(0.22)
Net asset value, end of period	$18.63		$18.75	$15.19	$14.39	$14.40	$14.22
Total return(c)	(0.64)%		25.79%	6.66%	0.78%	2.94%	23.28%
Net assets, end of period (000s)	$647		$684	$470	$577	$626	$715
Ratio of net expenses to average net assets(d)	0.69	%(e)	0.69%	0.69%	0.69%	0.70%	0.70%
Ratio of total expenses to average net assets(d)	0.72	%(e)	0.78%	0.79%	0.77%	0.77%	0.78%
Ratio of net investment income to average net assets(b)	0.08	%(e)	0.91%	1.01%	0.52%	1.27%	1.48%
Portfolio Turnover Rate(f)	3%		53%	39%	18%	23%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

	Goldman Sachs Equity Growth Strategy Portfolio
	Investor Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$18.58		$15.03	$14.25	$14.27	$14.11	$11.62
Net investment income(a)(b)	0.05		0.18	0.21	0.13	0.32	0.47
Net realized and unrealized gain (loss)	(0.14)		3.78	0.79	0.03	0.14	2.29
Total from investment operations	(0.09)		3.96	1.00	0.16	0.46	2.76
Distributions to shareholders from net investment income	—		(0.41)	(0.22)	(0.18)	(0.30)	(0.27)
Net asset value, end of period	$18.49		$18.58	$15.03	$14.25	$14.27	$14.11
Total return(c)	(0.48)%		26.35%	6.99%	1.11%	3.27%	23.77%
Net assets, end of period (in 000s)	$6,361		$5,481	$5,663	$5,282	$5,280	$3,735
Ratio of net expenses to average net assets(d)	0.33	%(e)	0.34%	0.34%	0.34%	0.35%	0.35%
Ratio of gross expenses to average net assets(d)	0.36	%(e)	0.42%	0.44%	0.42%	0.43%	0.43%
Ratio of net investment income to average net assets(b)	0.50	%(e)	1.07%	1.47%	0.91%	2.19%	3.55%
Portfolio Turnover Rate(f)	3%		53%	39%	18%	23%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Growth Strategy Portfolio
	Class P Shares(a)
	Period Ended June 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$19.43
Net investment income(b)(c)	0.14
Net realized and unrealized gain (loss)	(0.60)
Total from investment operations	(0.46)
Net asset value, end of period	$18.97
Total return(d)	(2.32)%
Net assets, end of period (in 000s)	$118,983
Ratio of net expenses to average net assets(e)	0.18	%(f)
Ratio of total expenses to average net assets(e)	0.18	%(f)
Ratio of net investment income to average net assets(c)	3.59	%(f)
Portfolio Turnover Rate(g)	3%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

	Goldman Sachs Equity Growth Strategy Portfolio
	Class R Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$18.69		$15.15	$14.37	$14.37	$14.17	$11.64
Net investment income (loss)(a)(b)	(0.01)		0.19	0.16	0.04	0.13	0.11
Net realized and unrealized gain (loss)	(0.12)		3.70	0.78	0.05	0.26	2.59
Total from investment operations	(0.13)		3.89	0.94	0.09	0.39	2.70
Distributions to shareholders from net investment income	—		(0.35)	(0.16)	(0.09)	(0.19)	(0.17)
Net asset value, end of period	$18.56		$18.69	$15.15	$14.37	$14.37	$14.17
Total return(c)	(0.70)%		25.70%	6.49%	0.61%	2.77%	23.17%
Net assets, end of period (000s)	$5,044		$5,910	$2,031	$1,785	$2,339	$3,740
Ratio of net expenses to average net assets(d)	0.83	%(e)	0.84%	0.84%	0.84%	0.85%	0.84%
Ratio of total expenses to average net assets(d)	0.86	%(e)	0.92%	0.94%	0.92%	0.92%	0.93%
Ratio of net investment income (loss) to average net assets(b)	(0.06	)%(e)	1.06%	1.10%	0.28%	0.86%	0.85%
Portfolio Turnover Rate(f)	3%		53%	39%	18%	23%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Growth Strategy Portfolio
	Class R6 Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,		Period Ended December 31, 2015 (Unaudited)(a)
			2017	2016
Per Share Data
Net asset value, beginning of period	$19.04		$15.37	$14.57	$15.38
Net investment income(b)(c)	0.06		0.12	0.24	0.14
Net realized and unrealized gain (loss)	(0.13)		3.96	0.80	(0.74)
Total from investment operations	(0.07)		4.08	1.04	(0.60)
Distributions to shareholders from net investment income	—		(0.41)	(0.24)	(0.21)
Net asset value, end of period	$18.97		$19.04	$15.37	$14.57
Total return(d)	(0.37)%		26.54%	7.12%	(3.93)%
Net assets, end of period (000s)	$13		$13	$10	$10
Ratio of net expenses to average net assets(e)	0.18	%(f)	0.18%	0.19%	0.18	%(f)
Ratio of total expenses to average net assets(e)	0.21	%(f)	0.24%	0.28%	0.29	%(f)
Ratio of net investment income to average net assets(c)	0.60	%(f)	0.66%	1.63%	2.32	%(f)
Portfolio Turnover Rate(g)	3%		53%	39%	18%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

	Goldman Sachs Growth and Income Strategy Portfolio
	Class A Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$13.81		$12.17	$11.62	$12.10	$12.14	$10.95
Net investment income (loss)(a)(b)	0.05		0.18	0.11	0.25	0.20	0.20
Net realized and unrealized gain (loss)	(0.30)		1.79	0.56	(0.31)	0.07	1.23
Total from investment operations	(0.25)		1.97	0.67	(0.06)	0.27	1.43
Distributions to shareholders from net investment income	(0.06)		(0.33)	(0.12)	(0.42)	(0.31)	(0.24)
Net asset value, end of period	$13.50		$13.81	$12.17	$11.62	$12.10	$12.14
Total return(c)	(1.81)%		16.19%	5.75%	(0.54)%	2.22%	13.10%
Net assets, end of period (in 000s)	$288,912		$302,116	$302,858	$341,468	$408,488	$435,812
Ratio of net expenses to average net assets(d)	0.58	%(e)	0.59%	0.59%	0.59%	0.60%	0.60%
Ratio of total expenses to average net assets(d)	0.60	%(e)	0.63%	0.64%	0.63%	0.63%	0.63%
Ratio of net investment income to average net assets(b)	0.75	%(e)	1.35%	0.95%	2.08%	1.64%	1.74%
Portfolio turnover rate(f)	24%		81%	67%	40%	35%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class C Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015		2014	2013
Per Share Data
Net asset value, beginning of period	$13.49		$11.90	$11.42	$11.91		$11.99	$10.85
Net investment income(a)(b)	—	(c)	0.06	0.02	0.16		0.10	0.12
Net realized and unrealized gain (loss)	(0.29)		1.76	0.54	(0.31)		0.08	1.22
Total from investment operations	(0.29)		1.82	0.56	(0.15)		0.18	1.34
Distributions to shareholders from net investment income	(0.01)		(0.23)	(0.08)	(0.34)		(0.26)	(0.20)
Net asset value, end of period	$13.19		$13.49	$11.90	$11.42		$11.91	$11.99
Total return(d)	(2.16)%		15.31%	4.86%	(1.24	) %	1.46%	12.32%
Net assets, end of period (000s)	$82,157		$94,118	$121,778	$143,257		$169,745	$196,121
Ratio of net expenses to average net assets(e)	1.33	%(f)	1.34%	1.34%	1.34%		1.35%	1.34%
Ratio of total expenses to average net assets(e)	1.35	%(f)	1.38%	1.39%	1.38%		1.38%	1.38%
Ratio of net investment income (loss) to average net assets(b)	(0.02	)%(f)	0.50%	0.18%	1.30%		0.80%	1.02%
Portfolio Turnover Rate(g)	24%		81%	67%	40%		35%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

	Goldman Sachs Growth and Income Strategy Portfolio
	Institutional Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$13.85		$12.21	$11.66	$12.14	$12.18	$10.98
Net investment income(a)(b)	0.07		0.24	0.17	0.32	0.26	0.28
Net realized and unrealized gain (loss)	(0.30)		1.78	0.55	(0.33)	0.06	1.21
Total from investment operations	(0.23)		2.02	0.72	(0.01)	0.32	1.49
Distributions to shareholders from net investment income	(0.08)		(0.38)	(0.17)	(0.47)	(0.36)	(0.29)
Net asset value, end of period	$13.54		$13.85	$12.21	$11.66	$12.14	$12.18
Total return(c)	(1.62)%		16.60%	6.15%	(0.13)%	2.62%	13.63%
Net assets, end of period (000s)	$377,390		$574,136	$455,273	$429,243	$421,720	$353,203
Ratio of net expenses to average net assets(d)	0.19	%(e)	0.19%	0.19%	0.19%	0.20%	0.20%
Ratio of total expenses to average net assets(d)	0.21	%(e)	0.23%	0.24%	0.23%	0.23%	0.23%
Ratio of net investment income to average net assets(b)	1.03	%(e)	1.80%	1.42%	2.59%	2.11%	2.36%
Portfolio Turnover Rate(f)	24%		81%	67%	40%	35%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund‘s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Service Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$13.77		$12.14	$11.60	$12.07	$12.11	$10.92
Net investment income(a)(b)	0.04		0.17	0.11	0.25	0.20	0.20
Net realized and unrealized gain (loss)	(0.29)		1.77	0.54	(0.32)	0.06	1.23
Total from investment operations	(0.25)		1.94	0.65	(0.07)	0.26	1.43
Distributions to shareholders from net investment income	(0.05)		(0.31)	(0.11)	(0.40)	(0.30)	(0.24)
Net asset value, end of period	$13.47		$13.77	$12.14	$11.60	$12.07	$12.11
Total return(c)	(1.80)%		16.03%	5.58%	(0.56)%	2.11%	13.08%
Net assets, end of period (000s)	$3,195		$3,414	$3,253	$3,246	$3,725	$3,917
Ratio of net expenses to average net assets(d)	0.69	%(e)	0.69%	0.69%	0.69%	0.70%	0.70%
Ratio of total expenses to average net assets(d)	0.71	%(e)	0.73%	0.74%	0.73%	0.73%	0.73%
Ratio of net investment income to average net assets(b)	0.64	%(e)	1.27%	0.90%	2.03%	1.58%	1.71%
Portfolio Turnover Rate(f)	24%		81%	67%	40%	35%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

	Goldman Sachs Growth and Income Strategy Portfolio
	Investor Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$13.74		$12.12	$11.57	$12.05	$12.09	$10.91
Net investment income(a)(b)	0.07		0.23	0.16	0.29	0.25	0.29
Net realized and unrealized gain (loss)	(0.29)		1.75	0.54	(0.32)	0.05	1.16
Total from investment operations	(0.22)		1.98	0.70	(0.03)	0.30	1.45
Distributions to shareholders from net investment income	(0.08)		(0.36)	(0.15)	(0.45)	(0.34)	(0.27)
Net asset value, end of period	$13.44		$13.74	$12.12	$11.57	$12.05	$12.09
Total return(c)	(1.62)%		16.39%	6.04%	(0.29)%	2.49%	13.36%
Net assets, end of period (in 000s)	$10,686		$7,241	$4,769	$3,085	$3,478	$2,796
Ratio of net expenses to average net assets(d)	0.33	%(e)	0.34%	0.34%	0.34%	0.35%	0.35%
Ratio of gross expenses to average net assets(d)	0.35	%(e)	0.38%	0.39%	0.38%	0.38%	0.38%
Ratio of net investment income to average net assets(b)	1.06	%(e)	1.72%	1.37%	2.42%	2.00%	2.46%
Portfolio Turnover Rate(f)	24%		81%	67%	40%	35%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class P Shares(a)
	Period Ended June 30, 2018 (Unaudited)

Per Share Data
Net asset value, beginning of period	$13.91
Net investment income(b)(c)	0.22
Net realized and unrealized loss	(0.55)
Total from investment operations	(0.33)
Distributions to shareholders from net investment income	(0.04)
Net asset value, end of period	$13.54
Total return(d)	(2.41)%
Net assets, end of period (in 000s)	$203,197
Ratio of net expenses to average net assets(e)	0.18	%(f)
Ratio of total expenses to average net assets(e)	0.18	%(f)
Ratio of net investment income to average net assets(c)	7.82	%(f)
Portfolio Turnover Rate(g)	24%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$13.70		$12.09	$11.56	$12.03	$12.08	$10.90
Net investment income(a)(b)	0.03		0.18	0.09	0.23	0.16	0.16
Net realized and unrealized gain (loss)	(0.29)		1.73	0.54	(0.31)	0.07	1.24
Total from investment operations	(0.26)		1.91	0.63	(0.08)	0.23	1.40
Distributions to shareholders from net investment income	(0.04)		(0.30)	(0.10)	(0.39)	(0.28)	(0.22)
Net asset value, end of period	$13.40		$13.70	$12.09	$11.56	$12.03	$12.08
Total return(c)	(1.88)%		15.83%	5.40%	(0.69)%	1.97%	12.76%
Net assets, end of period (000s)	$4,797		$5,441	$2,659	$2,330	$2,438	$3,430
Ratio of net expenses to average net assets(d)	0.83	%(e)	0.84%	0.84%	0.84%	0.85%	0.85%
Ratio of total expenses to average net assets(d)	0.85	%(e)	0.88%	0.89%	0.88%	0.88%	0.88%
Ratio of net investment income to average net assets(b)	0.49	%(e)	1.35%	0.75%	1.89%	1.27%	4.42%
Portfolio Turnover Rate(f)	24%		81%	67%	40%	35%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R6 Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,		Period Ended December 31, 2015 (Unaudited)(a)
			2017	2016
Per Share Data
Net asset value, beginning of period	$13.85		$12.20	$11.66	$12.42
Net investment income(b)(c)	0.10		0.30	0.17	0.26
Net realized and unrealized gain (loss)	(0.32)		1.73	0.54	(0.62)
Total from investment operations	(0.22)		2.03	0.71	(0.36)
Distributions to shareholders from net investment income	(0.09)		(0.38)	(0.17)	(0.40)
Net asset value, end of period	$13.54		$13.85	$12.20	$11.66
Total return(d)	(1.61)%		16.71%	6.07%	(2.87)%
Net assets, end of period (000s)	$3,520		$84	$10	$10
Ratio of net expenses to average net assets(e)	0.18	%(f)	0.18%	0.19%	0.19	%(f)
Ratio of total expenses to average net assets(e)	0.19	%(f)	0.22%	0.23%	0.21	%(f)
Ratio of net investment income to average net assets(c)	1.43	%(f)	2.21%	1.43%	5.04	%(f)
Portfolio Turnover Rate(g)	24%		81%	67%	40%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

	Goldman Sachs Growth Strategy Portfolio
	Class A Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$15.83		$13.39	$12.70	$12.91	$12.89	$11.05
Net investment income(a)(b)	0.03		0.15	0.11	0.15	0.19	0.14
Net realized and unrealized gain (loss)	(0.33)		2.67	0.70	(0.16)	0.12	1.88
Total from investment operations	(0.30)		2.82	0.81	(0.01)	0.31	2.02
Distributions to shareholders from net investment income	—		(0.38)	(0.12)	(0.20)	(0.29)	(0.18)
Net asset value, end of period	$15.53		$15.83	$13.39	$12.70	$12.91	$12.89
Total return(c)	(1.90)%		21.02%	6.38%	(0.08)%	2.36%	18.31%
Net assets, end of period (in 000s)	$298,601		$316,078	$301,331	$336,880	$385,409	$389,445
Ratio of net expenses to average net assets(d)	0.58	%(e)	0.59%	0.59%	0.59%	0.60%	0.60%
Ratio of total expenses to average net assets(d)	0.60	%(e)	0.63%	0.65%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets(b)	0.36	%(e)	1.00%	0.83%	1.15%	1.46%	1.19%
Portfolio turnover rate(f)	21%		85%	59%	38%	26%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class C Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$15.81		$13.37	$12.68	$12.88	$12.85	$11.02
Net investment income (loss)(a)(b)	(0.03)		0.03	0.01	0.05	0.07	0.05
Net realized and unrealized gain (loss)	(0.32)		2.66	0.70	(0.15)	0.13	1.86
Total from investment operations	(0.35)		2.69	0.71	(0.10)	0.20	1.91
Distributions to shareholders from net investment income	—		(0.25)	(0.02)	(0.10)	(0.17)	(0.08)
Net asset value, end of period	$15.46		$15.81	$13.37	$12.68	$12.88	$12.85
Total return(c)	(2.21)%		20.08%	5.57%	(0.82)%	1.59%	17.37%
Net assets, end of period (000s)	$112,640		$126,894	$144,292	$161,733	$190,125	$218,776
Ratio of net expenses to average net assets(d)	1.33	%(e)	1.34%	1.34%	1.34%	1.35%	1.35%
Ratio of total expenses to average net assets(d)	1.35	%(e)	1.38%	1.40%	1.39%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets(b)	(0.41	)%(e)	0.18%	0.08%	0.39%	0.57%	0.42%
Portfolio Turnover Rate(f)	21%		85%	59%	38%	26%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

	Goldman Sachs Growth Strategy Portfolio
	Institutional Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$15.81		$13.37	$12.69	$12.90	$12.88	$11.04
Net investment income(a)(b)	0.05		0.22	0.17	0.22	0.24	0.21
Net realized and unrealized gain (loss)	(0.32)		2.66	0.69	(0.17)	0.12	1.87
Total from investment operations	(0.27)		2.88	0.86	0.05	0.36	2.08
Distributions to shareholders from net investment income	—		(0.44)	(0.18)	(0.26)	(0.34)	(0.24)
Net asset value, end of period	$15.54		$15.81	$13.37	$12.69	$12.90	$12.88
Total return(c)	(1.71)%		21.53%	6.76%	0.35%	2.76%	18.81%
Net assets, end of period (000s)	$280,490		$455,902	$335,237	$303,237	$267,677	$246,229
Ratio of net expenses to average net assets(d)	0.19	%(e)	0.20%	0.19%	0.19%	0.20%	0.20%
Ratio of total expenses to average net assets(d)	0.22	%(e)	0.24%	0.25%	0.23%	0.24%	0.24%
Ratio of net investment income to average net assets(b)	0.60	%(e)	1.46%	1.33%	1.68%	1.84%	1.77%
Portfolio Turnover Rate(f)	21%		85%	59%	38%	26%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Service Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$15.77		$13.35	$12.67	$12.88	$12.84	$11.01
Net investment income(a)(b)	0.02		0.15	0.10	0.14	0.15	0.14
Net realized and unrealized gain (loss)	(0.32)		2.64	0.69	(0.16)	0.15	1.86
Total from investment operations	(0.30)		2.79	0.79	(0.02)	0.30	2.00
Distributions to shareholders from net investment income	—		(0.37)	(0.11)	(0.19)	(0.26)	(0.17)
Net asset value, end of period	$15.47		$15.77	$13.35	$12.67	$12.88	$12.84
Total return(c)	(1.90)%		20.88%	6.26%	(0.17)%	2.32%	18.19%
Net assets, end of period (000s)	$2,642		$2,888	$2,237	$2,135	$2,509	$3,419
Ratio of net expenses to average net assets(d)	0.69	%(e)	0.70%	0.69%	0.69%	0.70%	0.70%
Ratio of total expenses to average net assets(d)	0.71	%(e)	0.74%	0.75%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets(b)	0.25	%(e)	1.00%	0.81%	1.09%	1.11%	1.14%
Portfolio Turnover Rate(f)	21%		85%	59%	38%	26%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

	Goldman Sachs Growth Strategy Portfolio
	Investor Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$15.59		$13.20	$12.52	$12.73	$12.72	$10.91
Net investment income(a)(b)	0.05		0.23	0.15	0.19	0.25	0.26
Net realized and unrealized gain (loss)	(0.32)		2.58	0.69	(0.16)	0.08	1.77
Total from investment operations	(0.27)		2.81	0.84	0.03	0.33	2.03
Distributions to shareholders from net investment income	—		(0.42)	(0.16)	(0.24)	(0.32)	(0.22)
Net asset value, end of period	$15.32		$15.59	$13.20	$12.52	$12.73	$12.72
Total return(c)	(1.73)%		21.30%	6.70%	0.20%	2.58%	18.65%
Net assets, end of period (in 000s)	$12,314		$8,008	$4,352	$4,114	$4,496	$3,598
Ratio of net expenses to average net assets(d)	0.33	%(e)	0.34%	0.34%	0.34%	0.35%	0.35%
Ratio of gross expenses to average net assets(d)	0.35	%(e)	0.39%	0.40%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets(b)	0.62	%(e)	1.54%	1.18%	1.50%	1.92%	2.17%
Portfolio Turnover Rate(f)	21%		85%	59%	38%	26%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class P Shares(a)
	Period Ended June 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$15.96
Net investment income(b)(c)	0.29
Net realized and unrealized gain (loss)	(0.69)
Total from investment operations	(0.40)
Net asset value, end of period	$15.56
Total return(d)	(2.51)%
Net assets, end of period (000s)	$168,486
Ratio of net expenses to average net assets(e)	0.18	%(f)
Ratio of total expenses to average net assets(e)	0.18	%(f)
Ratio of net investment income to average net assets(c)	9.06	%(f)
Portfolio Turnover Rate(g)	21%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

	Goldman Sachs Growth Strategy Portfolio
	Class R Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$15.42		$13.08	$12.41	$12.62	$12.59	$10.80
Net investment income(a)(b)	0.01		0.16	0.08	0.12	0.11	0.10
Net realized and unrealized gain (loss)	(0.31)		2.54	0.69	(0.16)	0.15	1.84
Total from investment operations	(0.30)		2.70	0.77	(0.04)	0.26	1.94
Distributions to shareholders from net investment income	—		(0.36)	(0.10)	(0.17)	(0.23)	(0.15)
Net asset value, end of period	$15.12		$15.42	$13.08	$12.41	$12.62	$12.59
Total return(c)	(1.95)%		20.67%	6.16%	(0.31)%	2.06%	17.93%
Net assets, end of period (000s)	$6,093		$6,334	$2,548	$2,323	$2,461	$4,208
Ratio of net expenses to average net assets(d)	0.83	%(e)	0.84%	0.84%	0.84%	0.85%	0.85%
Ratio of total expenses to average net assets(d)	0.85	%(e)	0.89%	0.90%	0.89%	0.89%	0.89%
Ratio of net investment income to average net assets(b)	0.12	%(e)	1.06%	0.65%	0.95%	0.84%	0.84%
Portfolio Turnover Rate(f)	21%		85%	59%	38%	26%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class R6 Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,		Period Ended December 31, 2015 (Unaudited)(a)
			2017	2016
Per Share Data
Net asset value, beginning of period	$15.81		$13.37	$12.68	$13.44
Net investment income(b)(c)	0.07		0.17	0.17	0.18
Net realized and unrealized gain (loss)	(0.33)		2.71	0.70	(0.68)
Total from investment operations	(0.26)		2.88	0.87	(0.50)
Distributions to shareholders from net investment income	—		(0.44)	(0.18)	(0.26)
Net asset value, end of period	$15.55		$15.81	$13.37	$12.68
Total return(d)	(1.64)%		21.51%	6.76%	(3.66)%
Net assets, end of period (000s)	$2,870		$964	$10	$10
Ratio of net expenses to average net assets(e)	0.18	%(f)	0.18%	0.19%	0.21	%(f)
Ratio of total expenses to average net assets(e)	0.20	%(f)	0.23%	0.25%	0.25	%(f)
Ratio of net investment income to average net assets(c)	0.83	%(f)	1.12%	1.33%	3.22	%(f)
Portfolio Turnover Rate(g)	21%		85%	59%	38%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

	Goldman Sachs Satellite Strategies Portfolio
	Class A Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$8.45		$7.64	$7.45	$7.89	$8.16	$8.22
Net investment income(a)(b)	0.08		0.20	0.20	0.19	0.21	0.25
Net realized and unrealized gain (loss)	(0.40)		0.88	0.24	(0.44)	(0.23)	(0.04)
Total from investment operations	(0.32)		1.08	0.44	(0.25)	(0.02)	0.21
Distributions to shareholders from net investment income	(0.09)		(0.27)	(0.25)	(0.19)	(0.21)	(0.27)
Distributions to shareholder from net realized gains	—		—	—	—	(0.04)	—
Distributions to shareholder from return of capital	—		—	0.00 (c)	—	—	—
Total distributions	(0.09)		(0.27)	(0.25)	(0.19)	(0.25)	(0.27)
Net asset value, end of period	$8.04		$8.45	$7.64	$7.45	$7.89	$8.16
Total return(d)	(3.81)%		14.28%	5.92%	(3.24)%	(0.28)%	2.67%
Net assets, end of period (in 000s)	$47,088		$53,090	$84,529	$118,345	$177,204	$231,868
Ratio of net expenses to average net assets(e)	0.56	%(f)	0.57%	0.57%	0.57%	0.58%	0.58%
Ratio of total expenses to average net assets(e)	0.59	%(f)	0.61%	0.61%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets(b)	2.04	%(f)	2.42%	2.62%	2.43%	2.50%	3.08%
Portfolio turnover rate(g)	10%		57%	22%	22%	20%	36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class C Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$8.40		$7.60	$7.41	$7.84	$8.12	$8.18
Net investment income(a)(b)	0.05		0.14	0.15	0.13	0.15	0.19
Net realized and unrealized gain (loss)	(0.39)		0.87	0.23	(0.43)	(0.24)	(0.04)
Total from investment operations	(0.34)		1.01	0.38	(0.30)	(0.09)	0.15
Distributions to shareholders from net investment income	(0.06)		(0.21)	(0.19)	(0.13)	(0.15)	(0.21)
Distributions to shareholder from net realized gains	—		—	—	—	(0.04)	—
Distributions to shareholder from return of capital	—		—	0.00 (c)	—	—	—
Total distributions	(0.06)		(0.21)	(0.19)	(0.13)	(0.19)	(0.21)
Net asset value, end of period	$8.00		$8.40	$7.60	$7.41	$7.84	$8.12
Total return(d)	(4.08)%		13.37%	5.17%	(3.89)%	(1.16)%	1.91%
Net assets, end of period (000s)	$37,878		$44,710	$53,575	$68,765	$102,605	$118,513
Ratio of net expenses to average net assets(e)	1.31	%(f)	1.32%	1.32%	1.32%	1.33%	1.33%
Ratio of total expenses to average net assets(e)	1.34	%(f)	1.36%	1.36%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets(b)	1.27	%(f)	1.78%	1.94%	1.66%	1.79%	2.35%
Portfolio turnover rate(g)	10%		57%	22%	22%	20%	36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

	Goldman Sachs Satellite Strategies Portfolio
	Institutional Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014		2013
Per Share Data
Net asset value, beginning of period	$8.43		$7.62	$7.43	$7.87	$8.15		$8.21
Net investment income(a)(b)	0.10		0.24	0.23	0.23	0.25		0.29
Net realized and unrealized gain (loss)	(0.41)		0.88	0.24	(0.45)	(0.24)		(0.04)
Total from investment operations	(0.31)		1.12	0.47	(0.22)	0.01		0.25
Distributions to shareholders from net investment income	(0.10)		(0.31)	(0.28)	(0.22)	(0.25)		(0.31)
Distributions to shareholder from net realized gains	—		—	—	—	(0.04)		—
Distributions to shareholder from return of capital	—		—	0.00 (c)	—	—		—
Total distributions	(0.10)		(0.31)	(0.28)	(0.22)	(0.29)		(0.31)
Net asset value, end of period	$8.02		$8.43	$7.62	$7.43	$7.87		$8.15
Total return(d)	(3.64)%		14.80%	6.38%	(2.84)%	—	%(c)	3.09%
Net assets, end of period (000s)	$414,060		$488,118	$509,681	$655,268	$833,657		$853,543
Ratio of net expenses to average net assets(e)	0.17	%(f)	0.17%	0.17%	0.17%	0.18%		0.18%
Ratio of total expenses to average net assets(e)	0.20	%(f)	0.22%	0.21%	0.20%	0.20%		0.20%
Ratio of net investment income to average net assets(b)	2.40	%(f)	2.96%	3.08%	2.85%	2.97%		3.53%
Portfolio turnover rate(g)	10%		57%	22%	22%	20%		36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Service Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$8.43		$7.63	$7.43	$7.84	$8.12	$8.19
Net investment income(a)(b)	0.08		0.20	0.18	0.14	0.19	0.24
Net realized and unrealized gain (loss)	(0.40)		0.86	0.26	(0.40)	(0.22)	(0.04)
Total from investment operations	(0.32)		1.06	0.44	(0.26)	(0.03)	0.20
Distributions to shareholders from net investment income	(0.08)		(0.26)	(0.24)	(0.15)	(0.21)	(0.27)
Distributions to shareholder from net realized gains	—		—	—	—	(0.04)	—
Distributions to shareholder from return of capital	—		—	0.00 (c)	—	—	—
Total distributions	(0.08)		(0.26)	(0.24)	(0.15)	(0.25)	(0.27)
Net asset value, end of period	$8.03		$8.43	$7.63	$7.43	$7.84	$8.12
Total return(d)	(3.75)%		14.06%	5.92%	(3.32)%	(0.39)%	2.45%
Net assets, end of period (000s)	$314		$350	$408	$988	$14,085	$28,483
Ratio of net expenses to average net assets(e)	0.67	%(f)	0.67%	0.67%	0.67%	0.68%	0.68%
Ratio of total expenses to average net assets(e)	0.70	%(f)	0.72%	0.71%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets(b)	1.93	%(f)	2.41%	2.40%	1.81%	2.30%	2.96%
Portfolio turnover rate(g)	10%		57%	22%	22%	20%	36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

	Goldman Sachs Satellite Strategies Portfolio
	Investor Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$8.43		$7.62	$7.43	$7.87	$8.15	$8.21
Net investment income(a)(b)	0.09		0.22	0.23	0.21	0.23	0.28
Net realized and unrealized gain (loss)	(0.40)		0.88	0.23	(0.44)	(0.24)	(0.04)
Total from investment operations	(0.31)		1.10	0.46	(0.23)	(0.01)	0.24
Distributions to shareholders from net investment income	(0.10)		(0.29)	(0.27)	(0.21)	(0.23)	(0.30)
Distributions to shareholder from net realized gains	—		—	—	—	(0.04)	—
Distributions to shareholder from return of capital	—		—	0.00 (c)	—	—	—
Total distributions	(0.10)		(0.29)	(0.27)	(0.21)	(0.27)	(0.30)
Net asset value, end of period	$8.02		$8.43	$7.62	$7.43	$7.87	$8.15
Total return(d)	(3.71)%		14.62%	6.22%	(2.99)%	(0.15)%	2.94%
Net assets, end of period (000s)	$37,421		$46,011	$58,740	$67,547	$86,018	$91,493
Ratio of net expenses to average net assets(e)	0.31	%(f)	0.32%	0.32%	0.32%	0.33%	0.33%
Ratio of gross expenses to average net assets(e)	0.34	%(f)	0.36%	0.36%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets(b)	2.25	%(f)	2.74%	3.02%	2.69%	2.78%	3.39%
Portfolio turnover rate(g)	10%		57%	22%	22%	20%	36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class P Shares(a)
	Period Ended June 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$8.37
Net investment income(b)(c)	0.10
Net realized and unrealized gain (loss)	(0.38)
Total from investment operations	(0.28)
Distributions to shareholders from net investment income	(0.06)
Net asset value, end of period	$8.03
Total return(d)	(3.33)%
Net assets, end of period (000s)	$3,437
Ratio of net expenses to average net assets(e)	0.16	%(f)
Ratio of total expenses to average net assets(e)	0.16	%(f)
Ratio of net investment income to average net assets(b)	6.25	%(f)
Portfolio turnover rate(g)	10%

(a)	Commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

	Goldman Sachs Satellite Strategies Portfolio
	Class R Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$8.41		$7.61	$7.42	$7.86	$8.13	$8.19
Net investment income(a)(b)	0.07		0.19	0.19	0.18	0.18	0.24
Net realized and unrealized gain (loss)	(0.39)		0.86	0.23	(0.45)	(0.22)	(0.04)
Total from investment operations	(0.32)		1.05	0.42	(0.27)	(0.04)	0.20
Distributions to shareholders from net investment income	(0.08)		(0.25)	(0.23)	(0.17)	(0.19)	(0.26)
Distributions to shareholder from net realized gains	—		—	—	—	(0.04)	—
Distributions to shareholder from return of capital	—		—	0.00 (c)	—	—	—
Total distributions	(0.08)		(0.25)	(0.23)	(0.17)	(0.23)	(0.26)
Net asset value, end of period	$8.01		$8.41	$7.61	$7.42	$7.86	$8.13
Total return(d)	(3.83)%		13.94%	5.71%	(3.49)%	(0.54)%	2.44%
Net assets, end of period (000s)	$2,361		$2,645	$2,788	$3,119	$3,495	$3,765
Ratio of net expenses to average net assets(e)	0.81	%(f)	0.82%	0.82%	0.82	0.83	0.83
Ratio of total expenses to average net assets(e)	0.84	%(f)	0.86%	0.86%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets(b)	1.78	%(f)	2.33%	2.49%	2.24%	2.23%	2.91%
Portfolio turnover rate(g)	10%		57%	22%	22%	20%	36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class R6 Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,		Period Ended December 31, 2015 (Unaudited)(a)
			2017	2016
Per Share Data
Net asset value, beginning of period	$8.43		$7.63	$7.44	$7.91
Net investment income(b) (c)	0.10		0.25	0.63	0.11
Net realized and unrealized gain (loss)	(0.40)		0.86	(0.15)	(0.46)
Total from investment operations	(0.30)		1.11	0.48	(0.35)
Distributions to shareholders from net investment income	(0.10)		(0.31)	(0.28)	(0.12)
Distributions to shareholder from return of capital	—		—	(0.01)	—
Total distributions	(0.10)		(0.31)	(0.29)	(0.12)
Net asset value, end of period	$8.03		$8.43	$7.63	$7.44
Total return(d)	(3.51)%		14.66%	6.40%	(4.43)%
Net assets, end of period (000s)	$42,150		$40,326	$33,805	$10
Ratio of net expenses to average net assets(e)	0.16	%(f)	0.16%	0.15%	0.15	%(f)
Ratio of total expenses to average net assets(e)	0.19	%(f)	0.20%	0.17%	0.18	%(f)
Ratio of net investment income to average net assets(c)	2.54	%(f)	3.09%	8.15%	3.58	%(f)
Portfolio turnover rate(g)	10%		57%	22%	22%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, Investor, P*, R, R6	Diversified

*	Commenced operations on April 17, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolios may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee

95

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Class R6 Shares on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial

97

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Portfolio sells protection through a credit default swap, a Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Portfolio bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of June 30, 2018:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Dynamic	$79,329,695	$—	$—
Equity	133,796,302	—	—
Exchange Traded Funds	85,578,558	—	—
Fixed Income	188,461,414	—	—
Investment Company	19,465,467	—	—
Total	$506,631,436	$—	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$475,913	$—
Futures Contracts(a)	1,961,919	—	—
Options Purchased	2,008,094	—	—
Total	$3,970,013	$475,913	$—
Liabilities
Futures Contracts(a)	$(827,524)	$—	$—
Written Options	(233,925)	—	—
Total	$(1,061,449)	$—	$—

99

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Equity	$246,765,438	$—	$—
Exchange Traded Funds	74,790,196
Investment Company	9,748,819
Total	$331,304,453	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$10,844	$—	$—
Liabilities
Futures Contracts(a)	$(753,575)	$—	$—
Written Options	—	(29,775)	—
Total	$(753,575)	$(29,775)	$—

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Dynamic	$148,013,105	$—	$—
Equity	420,290,918	—	—
Fixed Income	160,233,577	—	—
Exchange Traded Funds	175,405,084	—	—
Investment Company	40,112,977	—	—
Total	$944,055,661	$—	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$945,634	$—
Futures Contracts(a)	4,584,796	—	—
Options Purchased	5,248,588	—	—
Total	$9,833,384	$945,634	$—
Liabilities
Futures Contracts(a)	$(1,640,659)	$—	$—
Written Options	(593,561)	—	—
Total	$(2,234,220)	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Dynamic	$109,627,817	$—	$—
Equity	526,751,991	—	—
Exchange Traded Funds	168,065,057
Fixed Income	33,930,251	—	—
Investment Company	22,390,064
Total	$860,765,180	$—	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$904,229	$—
Futures Contracts(a)	6,084,420	—	—
Options Purchased	6,267,138	—	—
Total	$12,351,558	$904,229	$—
Liabilities
Futures Contracts(a)	$(1,706,590)	$—	$—
Written Options	(128,263)	—	—
Total	$(1,834,853)	$—	$—

SATELLITE STRATEGIES PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Equity	$325,317,691	$—	$—
Exchange-Traded Funds	23,661,189
Fixed Income	227,384,961	—	—
Investment Company	194,613
Total	$576,558,454	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2018. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Balanced Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Purchased options, at value	$3,970,013	(a)	Variation margin on certain derivative contracts	$(258,269)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	475,913		—	—
Equity	—	—		Variation margin on certain derivative contracts; Written options, at value	(802,880)	(a)
Total		$4,445,926			$(1,061,449)

Equity Growth Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on future Contracts; Purchased Options, at value	$10,844	(a)	Variation margin on future Contracts; Written Options, at value	$(783,350)	(a)

Growth and Income Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on future contracts; Purchased options, at value	$9,833,384	(a)	Variation margin on future contracts; Written options, at value	$(586,098)	(a)
Currency	Receivable for unrealized gain on forward foreign currency contracts	945,634		—
Equity	—	—		Variation margin on future contracts; Written options, at value	(1,648,122)	(a)
Total		$10,779,018			$(2,234,220)

Growth Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest	Variation margin on future contracts; Purchased Options, at value	$12,351,558	(a)	Variation margin on future contracts	$(741,030)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	904,229		—	—
Equity	—	—		Variation margin on future contracts; Written options, at value	(1,093,823)	(a)
Total		$13,255,787			$(1,834,853)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2018 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options and futures contracts/Net change in unrealized gain (loss) on purchased options and futures contracts	$(1,765,849)	$(177,759)	1,232
Credit	Net realized gain (loss) from swaps contracts	132	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	194,970	(1,142,678)	4
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	2,084,548	475,913	329
Total		$513,801	$(844,524)	1,566

Equity Growth Strategy Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts, Purchased options and written options/Net change in unrealized gain (loss) on futures contracts, Purchased options and written options	$898,122	$(1,022,452)	600

Growth and Income Strategy Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchase options	$(3,626,886)	$(128,990)	2,781
Credit	Net realized gain (loss) from swaps contracts	291	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	370,804	945,634	4
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	4,252,399	(2,089,327)	601
Total		$996,608	$(1,272,683)	3,387

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options, swap contracts and futures contracts/Net change in unrealized gain (loss) on purchased options and futures contracts	$(5,106,203)	$20,045	3,668
Credit	Net realized gain (loss) from swaps contracts	268	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	407,941	904,229	4
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	3,332,986	(2,031,548)	550
Total		$(1,365,008)	$(1,107,274)	4,223

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2018.

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, a Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Portfolio and the counterparty. Additionally, a Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. A Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended June 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$7,003	$480
Equity Growth Strategy	5,723	438
Growth and Income Strategy	8,878	471
Growth Strategy	10,174	557
Satellite Strategies	1,562	6

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each Portfolio, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration

105

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C or Service Shares of the Portfolios, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 30, 2019 for Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above

For the six months ended June 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Balanced Strategy	$212	$48,190	$48,402
Equity Growth Strategy	274	49,659	49,933
Growth and Income Strategy	445	71,565	72,010
Growth Strategy	649	86,030	86,679
Satellite Strategies	139	79,410	79,549

G.  Line of Credit Facility — As of June 30, 2018, the Portfolios participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2018, the Portfolios did not have any borrowings under the facility. Prior to May 1, 2018, the facility was $1,100,000,000. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — As of June 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 100% of Class R6 Shares of the Equity Growth Strategy Portfolio.

106

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Portfolios invest primarily in the Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. During the six months ended June 30, 2018, the Portfolios converted Institutional Shares of the Underlying Funds (except ETFs) to Class R6 Shares. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2018 (in thousands):

Balanced Strategy Portfolio
Underlying Fund(a)	Market Value 12/31/17	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (loss)	Market Value 6/30/18	Shares	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$—	$13,564	$—	$—	$(88)	$13,476	279	$43
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	11,521	1,002	(6,005)	858	(1,408)	5,968	180	45
Goldman Sachs ActiveBeta International Equity ETF	—	16,736	—	—	(664)	16,072	547	180
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	8,303	14,099	(1,797)	284	38	20,927	382	120
Goldman Sachs Alternative Premia Fund	20,797	1,500	(12,760)	(2,234)	1,492	8,795	985	—
Goldman Sachs Core Fixed Income Fund	6,669	1,071	(7,468)	(267)	(5)	—	—	71
Goldman Sachs Emerging Markets Equity Insights Fund	40,727	12,850	(2,401)	545	(3,824)	47,897	4,795	—
Goldman Sachs Emerging Markets Debt Fund	23,027	23,467	(1,751)	(3)	(2,613)	42,127	3,567	617
Goldman Sachs Global Income Fund	159,446	16,495	(60,402)	(1,030)	(1,553)	112,956	9,366	1,044
Goldman Sachs Global Infrastructure Fund	12,719	1,644	(1,900)	(34)	(408)	12,021	1,143	144
Goldman Sachs Global Real Estate Securities Fund	13,179	2,201	(500)	4	(106)	14,778	1,398	201
Goldman Sachs High Yield Fund	39,538	3,907	(28,701)	(146)	(1,036)	13,562	2,143	907
Goldman Sachs International Equity Insights Fund	15,771	12,900	(1,100)	213	(997)	26,787	2,008	—
Goldman Sachs International Small Cap Insights Fund	14,583	1,000	(9,601)	1,386	(1,303)	6,065	483	—
Goldman Sachs Access Investment Grade Corporate Bond ETF	—	29,084	—	—	51	29,135	608	59
Goldman Sachs Large Cap Growth Insights Fund	20,959	2,500	(16,750)	2,567	(1,197)	8,079	246	—
Goldman Sachs Large Cap Value Insights Fund	21,646	3,358	(16,000)	2,708	(2,585)	9,127	417	108
Goldman Sachs Local Emerging Markets Debt Fund	5,380	16,063	—	—	(1,627)	19,816	3,416	262
Goldman Sachs Managed Futures Strategy Fund	24,675	2,001	(6,700)	85	(811)	19,250	1,887	—
Goldman Sachs Small Cap Equity Insights Fund	4,015	5,401	(1,000)	234	393	9,043	314	—
Goldman Sachs Tactical Exposure Fund	50,691	5,852	(3,800)	(23)	(1,435)	51,285	5,348	—
Total	$493,646	$186,695	$(178,636)	$5,147	$(19,686)	$487,166		$3,801

107

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio
Underlying Fund(a)	Market Value 12/31/17	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (Loss)	Market Value 6/30/18	Shares	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$26,347	$1,270	$(3,010)	$526	$(2,234)	$22,899	690	$—
Goldman Sachs ActiveBeta International Equity ETF	21,758	—	(2,004)	184	(628)	19,310	657	151
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	35,516	—	(3,780)	443	403	32,582	595	277
Goldman Sachs Emerging Markets Equity Insights Fund	68,692	5,775	(8,900)	1,986	(6,107)	61,446	6,151	274
Goldman Sachs Global Real Estate Securities Fund	24,129	1,526	(3,249)	27	(280)	22,153	2,096	—
Goldman Sachs International Equity Insights Fund	54,163	500	(5,401)	1,532	(2,382)	48,412	3,629	326
Goldman Sachs International Small Cap Insights Fund	14,171	—	(1,700)	947	(1,111)	12,307	980	—
Goldman Sachs Large Cap Growth Insights Fund	45,432	—	(6,601)	2,070	582	41,483	1,262	—
Goldman Sachs Large Cap Value Insights Fund	44,846	296	(4,298)	989	(1,091)	40,742	1,861	—
Goldman Sachs Small Cap Equity Insights Fund	22,716	—	(4,651)	1,289	868	20,222	701	296
Total	$357,770	$9,367	$(43,594)	$9,993	$(11,980)	$321,556		$1,324

Growth and Income Strategy Portfolio
Underlying Fund(a)	Market Value 12/31/17	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (loss)	Market Value 6/30/18	Shares	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$—	$10,063	$—	$—	$(65)	$9,998	207	$32
Goldman Sachs Access Investment Grade Corporate Bond ETF	—	19,980	—	—	35	20,015	418	40
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	30,815	—	(4,024)	669	(2,552)	24,908	751	166
Goldman Sachs ActiveBeta International Equity ETF	18,789	33,849	—	—	(1,731)	50,907	1,733	623
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	50,824	21,263	(4,081)	652	919	69,577	1,271	484
Goldman Sachs Alternative Premia Fund	40,395	1,100	(14,800)	(1,804)	767	25,658	2,873	—
Goldman Sachs Emerging Markets Debt Fund	52,164	2,040	(1,700)	1,899	(6,436)	47,967	4,062	1,040

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Fund(a)	Market Value 12/31/17	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (loss)	Market Value 6/30/18	Shares	Dividend Income
Goldman Sachs Emerging Markets Equity Insights Fund	$103,917	$34,800	$(7,500)	$(80)	$(7,975)	$123,162	12,329	$—
Goldman Sachs Global Income Fund	90,866	6,620	(13,700)	(358)	(1,010)	82,418	6,834	621
Goldman Sachs Global Infrastructure Fund	27,305	5,971	—	—	(832)	32,444	3,084	370
Goldman Sachs Global Real Estate Securities Fund	27,293	12,991	—	—	55	40,339	3,816	491
Goldman Sachs High Yield Fund	84,871	5,790	(77,300)	(1,402)	(896)	11,063	1,748	1,790
Goldman Sachs International Equity Insights Fund	63,789	33,500	(2,000)	471	(2,861)	92,899	6,964	—
Goldman Sachs International Small Cap Insights Fund	33,350	—	(19,450)	3,652	(3,373)	14,179	1,129	—
Goldman Sachs Large Cap Growth Insights Fund	72,892	4,000	(34,550)	6,701	(1,951)	47,092	1,433	—
Goldman Sachs Large Cap Value Insights Fund	73,282	4,425	(29,200)	6,839	(6,571)	48,775	2,228	425
Goldman Sachs Local Emerging Markets Debt Fund	9,458	11,142	—	—	(1,815)	18,785	3,239	342
Goldman Sachs Managed Futures Strategy Fund	48,026	1,000	(22,000)	172	(1,350)	25,848	2,534	—
Goldman Sachs Small Cap Equity Insights Fund	13,440	7,700	(1,500)	492	1,270	21,402	742	—
Goldman Sachs Tactical Exposure Fund	96,473	5,500	(2,800)	28	(2,694)	96,507	10,063	—
Total	$937,949	$221,734	$(234,605)	$17,931	$(39,066)	$903,943		$6,424

Growth Strategy Portfolio
Underlying Fund(a)	Market Value 12/31/17	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (loss)	Market Value 6/30/18	Shares	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$—	$8,019	$—	$—	$(52)	$7,967	165	$25
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	50,121	1,010	(8,854)	1,240	(4,445)	39,072	1,178	265
Goldman Sachs ActiveBeta International Equity ETF	12,983	38,852	—	—	(1,809)	50,026	1,703	597
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	65,800	6,954	(3,476)	453	1,270	71,001	1,297	562
Goldman Sachs Alternative Premia Fund	36,630	2,000	(26,000)	(4,513)	3,161	11,278	1,263	—
Goldman Sachs Emerging Markets Debt Fund	8,956	11,259	—	—	(1,112)	19,103	1,618	260

109

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio (continued)
Underlying Fund(a)	Market Value 12/31/17	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (loss)	Market Value 6/30/18	Shares	Dividend Income
Goldman Sachs Emerging Markets Equity Insights Fund	$153,719	$34,100	$(5,000)	$1,289	$(12,758)	$171,350	17,152	$—
Goldman Sachs Global Infrastructure Fund	13,261	11,761	—	—	(273)	24,749	2,353	262
Goldman Sachs Global Real Estate Securities Fund	62,976	5,097	(3,000)	63	(580)	64,556	6,107	897
Goldman Sachs High Yield Fund	36,442	3,305	(30,500)	(1,100)	62	8,209	1,297	805
Goldman Sachs International Equity Insights Fund	70,980	24,500	(1,501)	323	(2,643)	91,659	6,871	—
Goldman Sachs International Small Cap Insights Fund	44,592	—	(15,500)	3,121	(3,196)	29,017	2,310	—
Goldman Sachs Large Cap Growth Insights Fund	80,396	1,000	(35,300)	8,924	(3,896)	51,124	1,556	—
Goldman Sachs Large Cap Value Insights Fund	82,458	444	(32,500)	7,912	(7,651)	50,663	2,314	444
Goldman Sachs Local Emerging Markets Debt Fund	—	7,048	—	—	(430)	6,618	1,141	47
Goldman Sachs Managed Futures Strategy Fund	21,634	1,399	(12,000)	169	(699)	10,503	1,030	—
Goldman Sachs Small Cap Equity Insights Fund	31,801	13,000	(4,999)	1,386	2,446	43,634	1,514	—
Goldman Sachs Tactical Exposure Fund	87,577	9,200	(6,499)	(5)	(2,427)	87,846	9,160	—
Total	$860,326	$178,948	$(185,129)	$19,262	$(35,032)	$838,375		$4,164

Satellite Strategies Portfolio
Underlying Fund(a)	Market Value 12/31/17	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (loss)	Market Value 6/30/18	Shares	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$28,863	$—	$(3,459)	$623	$(2,366)	$23,661	713	$156
Goldman Sachs Emerging Markets Debt Fund	107,833	7,083	(11,300)	(47)	(8,952)	94,617	8,012	2,083
Goldman Sachs Emerging Markets Equity Fund	31,768	1,000	(3,300)	1,241	(3,956)	26,753	1,254	—
Goldman Sachs Emerging Markets Equity Insights Fund	64,247	8,400	(10,051)	2,596	(6,684)	58,508	5,857	—
Goldman Sachs Global Infrastructure Fund	92,073	9,364	(23,000)	(724)	(2,355)	75,358	7,163	914
Goldman Sachs Global Real Estate Securities Fund	113,373	6,362	(22,350)	247	(1,607)	96,025	9,085	1,362
Goldman Sachs High Yield Floating Rate Fund	40,173	2,337	(6,750)	(124)	(229)	35,407	3,688	837
Goldman Sachs High Yield Fund	77,645	1,828	(30,050)	(854)	(1,558)	47,011	7,427	1,829
Goldman Sachs International Small Cap Insights Fund	81,805	1,000	(13,300)	3,256	(4,087)	68,674	5,468	—
Goldman Sachs Local Emerging Markets Debt Fund	35,457	25,570	(5,599)	(951)	(4,127)	50,350	8,681	1,070
Total	$673,237	$62,944	$(129,159)	$5,263	$(35,921)	$576,364		$8,251

(a)	The columns for the Underlying Funds (except ETFs) reflect the combined amounts of the initial Institutional Shares and subsequent Class R6 Shares.

110

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended June 30, 2018 (in thousands):

Portfolio	Beginning Value as of 12/31/2017	Purchases at Cost	Proceeds from Sales	Ending Value as of 06/30/2018	Shares as of 06/30/2018	Dividend Income from Affiliated Investment Companies
Balanced Strategy	$15,510	$110,104	$(106,149)	$19,465	19,465	$99
Equity Growth	8,291	42,348	(40,890)	9,749	9,749	71
Growth and Income	22,969	150,127	(132,983)	40,113	40,113	218
Growth Strategy	24,841	117,580	(120,031)	22,390	22,390	167
Satellite Strategies	1	28,112	(27,918)	195	195	6

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2018, were:

Portfolio	Purchases	Sales
Balanced Strategy	$187,722,536	$178,629,447
Equity Growth Strategy	9,367,099	44,311,057
Growth and Income Strategy	224,290,039	234,605,143
Growth Strategy	181,958,901	185,130,011
Satellite Strategy	62,944,825	129,161,074

7. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, December 31, 2017, the Portfolios’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Capital loss carryforwards:(1)
Expiring 2018	$—	$(76,608,179)	$(187,607,636)	$(181,275,105)	$(853,855)
Perpetual Short-term	—	—	—	—	(291,242)
Perpetual Long-term	—	—	—	—	(26,816,339)
Total capital loss carryforwards	$—	$(76,608,179)	$(187,607,636)	$(181,275,105)	$(27,961,436)
Timing differences (Qualified Late Year Loss Deferral)	—	(485)	(21,275)	—	—

(1) With	the exception of perpetual capital loss carryforwards, expiration occurs on December 31 of the year indicated.

111

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

7. TAX INFORMATION (continued)

As of June 30, 2018, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$525,010,812	$291,288,637	$936,724,894	$821,566,320	$564,538,758
Gross unrealized gain	6,883,868	46,941,094	38,760,049	55,106,061	46,994,039
Gross unrealized loss	(25,263,244)	(6,925,278)	(31,429,281)	(15,907,201)	(34,974,343)
Net unrealized security gain (loss)	$(18,379,376)	$40,015,816	$7,330,768	$39,198,860	$12,019,696

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

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8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	528,088	$6,080,683	2,019,648	$22,987,868
Reinvestment of distributions	38,814	437,355	387,346	4,473,364
Shares redeemed	(1,157,508)	(13,343,869)	(4,004,670)	(45,419,600)
	(590,606)	(6,825,831)	(1,597,676)	(17,958,368)
Class C Shares
Shares sold	126,602	1,452,510	244,978	2,807,847
Reinvestment of distributions	1,890	21,172	91,383	1,057,404
Shares redeemed	(570,924)	(6,576,429)	(1,710,527)	(19,411,900)
	(442,432)	(5,102,747)	(1,374,166)	(15,546,649)
Institutional Shares
Shares sold	6,092,512	70,658,738	10,521,153	119,139,540
Reinvestment of distributions	186,239	2,099,834	1,301,377	15,022,502
Shares redeemed	(8,806,245)	(101,212,477)	(7,592,077)	(87,026,490)
	(2,527,494)	(28,453,905)	4,230,453	47,135,552
Service Shares
Shares sold	954	11,092	2,002	23,200
Reinvestment of distributions	58	657	630	7,359
Shares redeemed	(2,061)	(24,102)	(7,245)	(83,744)
	(1,049)	(12,353)	(4,613)	(53,185)
Investor Shares
Shares sold	39,190	451,712	170,556	1,911,458
Reinvestment of distributions	1,811	20,325	15,463	177,760
Shares redeemed	(74,054)	(846,516)	(286,535)	(3,231,464)
	(33,053)	(374,479)	(100,516)	(1,142,246)
Class P Shares(a)
Shares sold	4,850,769	55,687,451	—	—
Reinvestment of distributions	18,149	203,449	—	—
Shares redeemed	(135,197)	(1,540,630)	—	—
	4,733,721	54,350,270	—	—
Class R Shares
Shares sold	36,760	418,836	295,196	3,368,299
Reinvestment of distributions	2,382	26,707	27,698	319,071
Shares redeemed	(22,901)	(261,025)	(139,109)	(1,573,546)
	16,241	184,518	183,785	2,113,824
Class R6 Shares
Shares sold	1,170	13,487	45,522	534,077
Reinvestment of distributions	306	3,455	1,616	18,735
Shares redeemed	(121)	(1,390)	(371)	(4,380)
	1,355	15,552	46,767	548,432
NET INCREASE	1,156,683	$13,781,025	1,384,034	$15,097,360

(a)	Commenced operations April 17, 2018.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Equity Growth Strategy Portfolio

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	267,347	$5,150,371	1,118,905	$19,141,615
Reinvestment of distributions	—	—	123,539	2,331,215
Shares redeemed	(594,985)	(11,454,490)	(2,122,608)	(36,290,165)
	(327,638)	(6,304,119)	(880,164)	(14,817,335)
Class C Shares
Shares sold	84,138	1,533,490	176,918	2,887,998
Reinvestment of distributions	—	—	45,101	813,606
Shares redeemed	(423,650)	(7,772,881)	(1,573,526)	(25,446,948)
	(339,512)	(6,239,391)	(1,351,507)	(21,745,344)
Institutional Shares
Shares sold	481,828	9,241,199	1,102,162	19,223,832
Reinvestment of distributions	—	—	185,239	3,526,943
Shares redeemed	(7,866,091)	(153,351,595)	(835,023)	(14,657,843)
	(7,384,263)	(144,110,396)	452,378	8,092,932
Service Shares
Shares sold	2,778	53,560	5,968	97,457
Reinvestment of distributions	—	—	488	9,166
Shares redeemed	(4,560)	(85,913)	(895)	(14,789)
	(1,782)	(32,353)	5,561	91,834
Investor Shares
Shares sold	82,093	1,550,265	122,048	2,032,302
Reinvestment of distributions	—	—	6,390	118,913
Shares redeemed	(33,110)	(629,266)	(210,046)	(3,592,828)
	48,983	920,999	(81,608)	(1,441,613)
Class P Shares(a)
Shares sold	6,317,423	124,109,879	—	—
Shares redeemed	(46,812)	(905,637)	—	—
	6,270,611	123,204,242	—	—
Class R Shares
Shares sold	35,425	667,080	208,689	3,514,359
Reinvestment of distributions	—	—	5,791	108,473
Shares redeemed	(79,836)	(1,506,163)	(32,309)	(573,068)
	(44,411)	(839,083)	182,171	3,049,764
Class R6 Shares
Shares sold	—	—	20,863	358,431
Reinvestment of distributions	—	—	14	275
Shares redeemed	—	—	(20,863)	(377,643)
	—	—	14	(18,937)
NET DECREASE	(1,778,012)	$(33,400,101)	(1,673,155)	$(26,788,699)

(a)	Commenced operations April 17, 2018.

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth and Income Strategy Portfolio

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,432,734	$19,922,062	3,033,723	$40,000,936
Reinvestment of distributions	86,400	1,168,142	474,770	6,484,686
Shares redeemed	(2,004,644)	(27,817,400)	(6,510,225)	(85,053,822)
	(485,510)	(6,727,196)	(3,001,732)	(38,568,200)
Class C Shares
Shares sold	148,838	2,011,565	285,576	3,638,217
Reinvestment of distributions	4,209	55,682	113,017	1,524,419
Shares redeemed	(902,713)	(12,243,281)	(3,652,480)	(46,455,360)
	(749,666)	(10,176,034)	(3,253,887)	(41,292,724)
Institutional Shares
Shares sold	3,748,876	52,284,058	8,734,557	115,287,013
Reinvestment of distributions	220,582	2,992,160	1,097,182	14,987,996
Shares redeemed	(17,563,929)	(240,812,137)	(5,668,283)	(74,750,245)
	(13,594,471)	(185,535,919)	4,163,456	55,524,764
Service Shares
Shares sold	3,530	48,537	23,593	309,270
Reinvestment of distributions	229	3,079	1,437	19,619
Shares redeemed	(14,478)	(199,750)	(45,019)	(595,848)
	(10,719)	(148,134)	(19,989)	(266,959)
Investor Shares
Shares sold	362,435	5,021,948	276,059	3,583,015
Reinvestment of distributions	4,264	57,327	13,512	183,527
Shares redeemed	(98,491)	(1,366,778)	(156,235)	(2,038,389)
	268,208	3,712,497	133,336	1,728,153
Class P Shares(a)
Shares sold	15,101,111	206,294,571	—	—
Reinvestment of distributions	49,144	662,459	—	—
Shares redeemed	(137,635)	(1,880,464)	—	—
	15,012,620	205,076,566	—	—
Class R Shares
Shares sold	31,952	438,269	234,088	3,032,994
Reinvestment of distributions	1,087	14,599	7,922	107,793
Shares redeemed	(72,145)	(998,348)	(64,914)	(848,794)
	(39,106)	(545,480)	177,096	2,291,993
Class R6 Shares
Shares sold	258,454	3,603,761	6,689	88,008
Reinvestment of distributions	1,149	15,532	145	1,994
Shares redeemed	(5,692)	(78,679)	(1,577)	(21,343)
	253,911	3,540,614	5,257	68,659
NET INCREASE (DECREASE)	655,267	$9,196,914	(1,796,463)	$(20,514,314)

(a)	Commenced operations April 17, 2018.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	765,419	$12,234,995	2,280,715	$33,629,656
Reinvestment of distributions	—	—	417,272	6,613,697
Shares redeemed	(1,513,070)	(24,181,739)	(5,233,193)	(77,133,470)
	(747,651)	(11,946,744)	(2,535,206)	(36,890,117)
Class C Shares
Shares sold	214,870	3,416,094	367,579	5,401,620
Reinvestment of distributions	—	—	117,361	1,858,992
Shares redeemed	(954,488)	(15,202,372)	(3,252,549)	(47,320,303)
	(739,618)	(11,786,278)	(2,767,609)	(40,059,691)
Institutional Shares
Shares sold	2,072,249	33,228,755	6,308,205	93,509,718
Reinvestment of distributions	—	—	749,696	11,867,682
Shares redeemed	(12,866,384)	(202,630,168)	(3,286,743)	(50,000,690)
	(10,794,135)	(169,401,413)	3,771,158	55,376,710
Service Shares
Shares sold	2,610	41,582	27,366	414,468
Reinvestment of distributions	—	—	1,311	20,705
Shares redeemed	(14,892)	(240,742)	(13,150)	(196,049)
	(12,282)	(199,160)	15,527	239,124
Investor Shares
Shares sold	406,837	6,438,220	319,572	4,693,341
Reinvestment of distributions	—	—	13,548	211,478
Shares redeemed	(116,595)	(1,845,073)	(149,180)	(2,151,512)
	290,242	4,593,147	183,940	2,753,307
Class P Shares(a)
Shares sold	10,915,002	171,288,019	—	—
Shares redeemed	(84,794)	(1,336,998)	—	—
	10,830,208	169,951,021	—	—
Class R Shares
Shares sold	28,838	446,403	287,071	4,105,889
Reinvestment of distributions	—	—	8,829	136,314
Shares redeemed	(36,485)	(571,612)	(80,049)	(1,161,545)
	(7,647)	(125,209)	215,851	3,080,658
Class R6 Shares
Shares sold	196,621	3,253,532	310,238	4,664,858
Reinvestment of distributions	—	—	1,633	25,853
Shares redeemed	(72,980)	(1,143,125)	(251,704)	(4,019,379)
	123,641	2,110,407	60,167	671,332
NET DECREASE	(1,057,242)	$(16,804,229)	(1,056,172)	$(14,828,677)

(a)	Commenced operations April 17, 2018.

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Satellite Strategies Portfolio

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	212,770	$1,780,452	766,000	$6,199,861
Reinvestment of distributions	59,572	482,777	210,957	1,744,744
Shares redeemed	(700,757)	(5,855,289)	(5,757,049)	(46,584,779)
	(428,415)	(3,592,060)	(4,780,092)	(38,640,174)
Class C Shares
Shares sold	48,244	402,566	121,270	984,291
Reinvestment of distributions	30,009	241,552	120,141	992,656
Shares redeemed	(663,517)	(5,507,438)	(1,970,407)	(15,816,742)
	(585,264)	(4,863,320)	(1,728,996)	(13,839,795)
Institutional Shares
Shares sold	5,361,264	44,605,959	9,419,413	76,486,555
Reinvestment of distributions	565,975	4,579,831	1,877,127	15,497,049
Shares redeemed	(12,226,003)	(101,583,823)	(20,236,426)	(165,137,184)
	(6,298,764)	(52,398,033)	(8,939,886)	(73,153,580)
Service Shares
Shares sold	877	7,289	2,576	20,720
Reinvestment of distributions	255	2,065	831	6,877
Shares redeemed	(3,560)	(29,988)	(15,368)	(125,171)
	(2,428)	(20,634)	(11,961)	(97,574)
Investor Shares
Shares sold	435,909	3,623,203	2,034,467	16,298,168
Reinvestment of distributions	58,832	476,132	215,716	1,779,150
Shares redeemed	(1,288,955)	(10,671,424)	(4,496,323)	(36,492,611)
	(794,214)	(6,572,089)	(2,246,140)	(18,415,293)
Class P Shares(a)
Shares sold	425,652	3,516,016	—	—
Reinvestment of distributions	3,246	25,902	—	—
Shares redeemed	(1,090)	(8,972)	—	—
	427,808	3,532,946	—	—
Class R Shares
Shares sold	12,939	107,215	62,617	508,314
Reinvestment of distributions	2,577	20,800	8,739	72,175
Shares redeemed	(35,040)	(290,352)	(123,294)	(993,789)
	(19,524)	(162,337)	(51,938)	(413,300)
Class R6 Shares
Shares sold	2,669,892	22,472,644	906,204	7,537,771
Reinvestment of distributions	55,544	450,907	174,320	1,442,350
Shares redeemed	(2,254,943)	(18,644,878)	(730,664)	(6,016,291)
	470,493	4,278,673	349,860	2,963,830
NET DECREASE	(7,230,308)	$(59,796,854)	(17,409,153)	$(141,595,886)

(a)	Commenced operations April 17, 2018.

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Portfolio Expenses — Six Month Period Ended June 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Portfolio expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018, which represents a period of 181 days of a 365 day year (74 out of 365 days for Class P Shares, which commenced operations on April 17, 2018). The Class P example for hypothetical expenses reflects projected activity for the period from April 17,2018 through June 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18		Expenses Paid for the 6 months ended 6/30/18**	Beginning Account Value 1/1/18	Ending Account Value 6/30/18		Expenses Paid for the 6 months ended 6/30/18**	Beginning Account Value 1/1/18	Ending Account Value 6/30/18		Expenses Paid for the 6 months ended 6/30/18**	Beginning Account Value 1/1/18	Ending Account Value 6/30/18		Expenses Paid for the 6 months ended 6/30/18**	Beginning Account Value 1/1/18	Ending Account Value 6/30/18		Expenses Paid for the 6 months ended 6/30/18**
Class A
Actual	$1,000.00	$977.40		$2.84	$1,000.00	$994.20		$2.87	$1,000.00	$981.90		$2.85	$1,000.00	$981.00		$2.85	$1,000.00	$961.90		$2.72
Hypothetical 5% return	1,000.00	1,021.92	+	2.91	1,000.00	1,021.92	+	2.91	1,000.00	1,021.92	+	2.91	1,000.00	1,021.92	+	2.91	1,000.00	1,022.02	+	2.81
Class C
Actual	1,000.00	973.00		6.51	1,000.00	990.60		6.56	1,000.00	978.40		6.52	1,000.00	977.90		6.52	1,000.00	959.20		6.36
Hypothetical 5% return	1,000.00	1,018.20	+	6.66	1,000.00	1,018.20	+	6.66	1,000.00	1,018.20	+	6.66	1,000.00	1,018.20	+	6.66	1,000.00	1,018.30	+	6.56
Institutional
Actual	1,000.00	979.20		0.93	1,000.00	996.30		0.94	1,000.00	983.80		0.93	1,000.00	982.90		0.93	1,000.00	963.60		0.83
Hypothetical 5% return	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.95	+	0.85
Service
Actual	1,000.00	976.20		3.38	1,000.00	993.60		3.41	1,000.00	982.00		3.39	1,000.00	981.00		3.39	1,000.00	962.50		3.26
Hypothetical 5% return	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.47	+	3.36
Investor
Actual	1,000.00	978.50		1.62	1,000.00	995.20		1.63	1,000.00	983.80		1.62	1,000.00	982.70		1.62	1,000.00	962.90		1.51
Hypothetical 5% return	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66	1,000.00	1,023.26	+	1.56
Class P(a)
Actual	1,000.00	977.70		0.37	1,000.00	976.80		0.37	1,000.00	975.90		0.39	1,000.00	975.00		0.36	1,000.00	966.70		0.32
Hypothethical 5% return	1,000.00	1,024.43	+	0.37	1,000.00	1,024.43	+	0.37	1,000.00	1,024.40	+	0.40	1,000.00	1,024.43	+	0.37	1,000.00	1,024.47	+	0.33
Class R
Actual	1,000.00	977.00		4.07	1,000.00	993.00		4.10	1,000.00	981.20		4.08	1,000.00	980.50		4.08	1,000.00	961.70		3.94
Hypothetical 5% return	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16	1,000.00	1,020.78	+	4.06
Class R6
Actual	1,000.00	979.30		0.88	1,000.00	996.30		0.89	1,000.00	983.90		0.89	1,000.00	983.60		0.89	1,000.00	964.90		0.78
Hypothetical 5% return	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,024.00	+	0.80

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Balanced Strategy	0.58%	1.33%	0.19%	0.69%	0.33%	0.18%	0.83%	0.18%
Equity Growth Strategy	0.58	1.33	0.19	0.69	0.33	0.18	0.83	0.18
Growth and Income Strategy	0.58	1.33	0.19	0.69	0.33	0.18	0.83	0.18
Growth Strategy	0.58	1.33	0.19	0.69	0.33	0.18	0.83	0.18
Satellite Strategies	0.56	1.31	0.17	0.67	0.31	0.16	0.81	0.16

(a)	Commenced operations April 17, 2018.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the portfolio management team of certain Underlying Funds to continue to enhance the investment models used in managing the Underlying Funds.

The Trustees observed that the Balanced Strategy Portfolio’s Institutional Shares had placed in the second quartile of the Portfolio’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Portfolio’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2018. The Trustees further observed that the Equity Growth Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group and had outperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They noted that the Growth and Income Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Portfolio’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2018. They observed that the Growth Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2018. They noted that the Satellite Strategies Portfolio’s Institutional Shares had placed in the second quartile of the Portfolio’s peer group for the one- and three-year periods and in the fourth quartile for the five- and ten-year periods, and had outperformed the Portfolio’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2018. The Trustees noted that the Satellite Strategies Portfolio had certain significant differences from both the Portfolio’s peer group and benchmark index that caused the peer group and benchmark index to be imperfect bases for comparison.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations of the Portfolios and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Portfolio was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios.

The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2019.

124

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[6]
∎	International Equity ESG Fund[7]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[8]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[7]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[8]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2018 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 138788-OTU-813633 FFSAR-18/45.2K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2018

Global Infrastructure Fund

Goldman Sachs Global Infrastructure Fund

TABLE OF CONTENTS

Portfolio Management Discussion and Performance Summary	1

Schedule of Investments	9

Financial Statements	11

Financial Highlights	14

Notes to Financial Statements	21

Other Information	29

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -2.03%, -2.42%, -1.81%, -1.94%, -2.19% and -1.89%, respectively. These returns compare to the -1.30% cumulative total return of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Index”). The Index is intended to measure all sectors of the infrastructure market.[1] The Fund’s former benchmark, the Dow Jones Brookfield Global Infrastructure Index (Gross, USD, Unhedged), returned -0.82% during the same period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.33% compared to the 1.74% cumulative total return of the Index. The Dow Jones Brookfield Global Infrastructure Index (Gross, USD, Unhedged) returned 2.03% during the same period.

Q	What economic and market factors most influenced global infrastructure companies during the Reporting Period?

A	During January 2018, when the Reporting Period began, the global infrastructure market edged down slightly. The utilities sector declined as investors began to reassess utility companies’ growth prospects amid higher interest rates. The transportation sector performed best, supported by companies that reported strong fourth quarter and calendar year 2017 earnings. The global infrastructure market retreated further in February 2018. Every sector recorded a negative return, with energy posting the worst performance.

In March 2018, the global infrastructure market achieved a modest gain. Among sectors, utilities produced positive returns, while energy generated the weakest results. Energy infrastructure companies struggled following a surprise ruling from the Federal Energy Regulatory Commission (“FERC”) that energy master limited partnerships (“MLPs”) could no longer include an income tax allowance in their cost-of-service rate calculations (a method used to set rates for pipeline customers). FERC also made a market-expected announcement regarding regulated pipelines owned by “C” corporations, ruling that the federal income tax allowance should be reduced from 35% to 21%, in keeping with corporate tax reform.

In April 2018, the global infrastructure market recorded another modest gain. The best performing sector was transportation, while the communications sector declined. Communications companies weakened following the announcement of the T-Mobile and Sprint merger, as investors worried about potential revenue losses from overlapping cell towers that supported the two companies’ networks. The global infrastructure market fell back slightly in May 2018. The transportation sector declined, while the energy sector generated solidly positive returns. During June 2018, the global infrastructure market produced a gain. The energy sector performed best, while the transportation sector declined.

For the Reporting Period overall, the global infrastructure market, as measured by the Index, generated a cumulative total return of -1.30%. Japan was the top performing market during the Reporting Period, followed at a distance by Hong Kong and the U.S. Decliners were led by Italy and Canada. Within market sectors, communications companies generated gains, while transportation companies posted losses. Energy infrastructure and utilities companies ended the Reporting Period about where they started.

[1]	Source: Dow Jones. The Index includes companies domiciled globally that qualify as “pure-play” infrastructure companies —companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. It includes master limited partnerships (“MLPs”) in addition to other equity securities.

1

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, security selection in the utilities sector, particularly among gas utilities, detracted most from the Fund’s relative performance. The Fund was also hampered by its overweight position compared the Index in the transportation sector. On the positive side, the Fund benefited from security selection in the energy sector, especially among energy MLPs. Among countries, security selection in Spain, Australia and France hurt relative returns most. The Fund was helped by security selection and an overweight position relative to the Index in the U.S.

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	The top detractors from the Fund’s relative performance during the Reporting Period were ONEOK, Aena SME and Beijing Enterprises Water Group.

The Fund’s underweight compared to the Index in ONEOK (OKE), one of the largest energy midstream[2] service providers in the U.S., detracted from relative returns. OKE’s shares performed strongly in April 2018 alongside a general recovery in the North American energy sector that was driven by increasing exports and global demand. At the end of the Reporting Period, we maintained the Fund’s underweight position in OKE, as we thought the stock was trading at a significant premium compared to others in the sector.

An investment in Aena SME (AENA), a Spanish state-owned manager and operator of airport terminals, also hurt the Fund’s relative performance during the Reporting Period. While AENA’s fundamentals remained strong, its shares declined after Transcontinental Realty Investors and Talos Capital took a 2.6% stake in the company. At the end of the Reporting Period, we believed AENA was well positioned to benefit from increasing travel driven by a better economy, and it should, in our view, continue to grow revenues in 2018 and beyond. We also thought the regulatory framework remained favorable for the company at the end of the Reporting Period.

Another notable detractor from the Fund’s relative returns during the Reporting Period was Beijing Enterprises Water Group (BEW), a Hong Kong-based provider of various water and environmental protection services in China, Singapore, Malaysia and Portugal. The company’s stock price declined in January 2018 following the announcement of a new issue placement, which would increase the total number of outstanding shares and therefore dilute BEW’s earnings per share. Investor sentiment remained weak ahead of China’s National People’s Congress because of concerns surrounding the off-balance sheet structure of BEW’s public-private partnership (“PPP”) investment funds and the Chinese government’s regulatory tightening on PPP projects. (An off-balance sheet structure means the financing activity is not on a company’s balance sheet.) Additionally, BEW reported lower than market expected fiscal year 2017 earnings in March 2018, driven by slower progress on water renovation PPP project development and lower construction margins. Despite these disappointing results, at the end of the Reporting Period, we believed BEW had high quality projects that are well structured, which should potentially allow the company to gain access to low-cost capital and to generate stable cash flows. In our opinion, BEW was on track at the end of the Reporting Period to meet its fiscal 2017 goals, with strong potential for both its water capacity and water renovation contracts. We thought BEW could continue to benefit from what we see as its solid management team and lower leverage levels as well as from broader efforts to clean up China’s water supply.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, Cheniere Energy, Sempra Energy and Williams Partners L.P. were leading positive contributors to the Fund’s relative returns.

Cheniere Energy (LNG), a company primarily engaged in liquefied natural gas businesses, added to the Fund’s relative performance. LNG’s shares appreciated along with the price of natural gas, which rose amid increased global demand growth. In addition, its company management raised guidance after deciding to invest in the Corpus Christi Train 3 expansion, as it is likely to increase LNG’s capacity for

[2]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

[3]	Take-or-pay is a provision, written into a contract, whereby one party has the obligation of either taking delivery of goods or paying a specified amount.

2

PORTFOLIO RESULTS

liquefied natural gas. At the end of the Reporting Period, we remained positive about LNG, as the majority of the company’s capacity is concentrated in long-term take-or-pay[3] agreements with investment grade rate counterparties, making its cash flow highly visible.

Sempra Energy (SRE), the largest natural gas distribution utility in California, was another top contributor to the Fund’s relative returns during the Reporting Period. SRE has a balanced portfolio of growth businesses composed of regulated utilities and long-term contracted energy infrastructure, and it is well-diversified geographically, in our view. Its shares gained during February 2018 on the back of a positive fourth quarter 2017 earnings announcement, which highlighted better than market expected earnings and an increased 2018 annual dividend. At the end of the Reporting Period, we were encouraged by the approval of SRE’s acquisition of Oncor Electric Delivery Company, LLC, and we believed SRE was poised for growth for 2018 overall.

Williams Partners L.P. (WPZ), a natural gas-focused midstream energy company with operations in numerous U.S. basins, also enhanced the Fund’s relative results during the Reporting Period. Its shares appreciated after the company announced in May 2018 an improved outlook and better than market expected financial metrics. During the Reporting Period, its parent company Williams Companies announced it would acquire WPZ in an all stock-for-unit transaction. In our view, WPZ had strong dividend coverage and was trading at the end of the Reporting Period at an attractive valuation relative to its peers.

Q	Were there any notable purchases or sales during the Reporting Period?

A	Among the purchases made during the Reporting Period were the Fund’s investments in SRE and AENA, both mentioned previously.

Notable sales included Atlas Arteria Group (ALX), an Australia-based operator of toll roads in the U.S. and Europe. ALX’s stock price had rallied during 2017 due to strong earnings results, driven by stable traffic trends across the U.S. and Europe as well as by the company’s expansion of its French toll road network, which benefited from an improving regional economy. Encouraged by its shareholders, ALX separated from parent Macquarie Group in order to have its own management team and to reduce liabilities. The announcement drove ALX’s shares higher in November 2017. In our view, ALX could see a traffic decline for its Virginia-based toll road going forward because of growing congestion and the completion of competing roads in the area. As a result, we sold the Fund’s position in ALX during the Reporting Period as we sought to capture profits.

We exited the Fund’s investment in Equinix. We had initially purchased shares of the data center provider because we thought it was well positioned to benefit from continued demand for data storage. During the Reporting Period, Equinix reached our price target, and we decided to reallocate the capital to investment ideas with what we considered greater potential risk/reward.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund moved from an underweight in the transportation sector to an overweight position. This shift was largely the result of our decision to add more exposure to airport companies. At the same time, we reduced the Fund’s exposure to toll road companies. In addition, the Fund shifted from an overweight in the energy sector to a slightly underweight position. Its underweight in the utilities sector also decreased. From a country perspective, compared to the Index, the Fund’s overweight in the U.S. increased, while the Fund moved from underweights in the U.K. and Spain to rather neutral positions in each. Also, the Fund’s overweight in Italy decreased during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was neutral relative to the Index in the energy and communications sectors. It was overweight versus the Index in the transportation sector and underweight the utilities sector. In geographic terms, the Fund was overweight the U.S. and Italy and underweight Hong Kong at the end of the Reporting Period.

3

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed modest economic growth provided an excellent backdrop for global infrastructure securities. We thought the financing environment was accommodative; fundamentals with respect to supply and demand were healthy; and the investment attributes of global infrastructure securities continued to be viewed favorably, especially relative to fixed income. Therefore, investor demand is likely, in our view, to increase, which could be supportive of valuations. Despite the more uncertain and volatile global macro environment, we believe infrastructure companies hold unique positions in the global economy and can benefit from their strong business models, which typically feature stable demand, high barriers to entry and regulated or contract-based businesses. We further believe the financing environment for global infrastructure companies is likely to continue to be accommodative, which is particularly important given the capital-intensive nature of these businesses. In the near term, we believe divergent global central bank monetary policies and varying fundamentals at the sub-sector level may present compelling investment opportunities. We think global infrastructure securities may provide investors with attractive yields and lower volatility relative to the broader equity market. Compared to bonds, we believe they offer long-term growth potential, inflation hedging benefits and resiliency to interest rate fluctuations.

4

FUND BASICS

Global Infrastructure Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)[2]	Dow Jones Brookfield Global Infrastructure Index (Gross, USD, Unhedged)[3]
Class A	-2.03%	-1.30%	-0.82%
Class C	-2.42	-1.30	-0.82
Institutional	-1.81	-1.30	-0.82
Investor	-1.94	-1.30	-0.82
Class R	-2.19	-1.30	-0.82
Class R6	-1.89	-1.30	-0.82
April 17, 2018–June 30, 2018
Class P	1.33%	1.74%	2.03%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index. Effective February 23, 2018, the Fund changed its benchmark index from gross total return to net total return to more accurately reflect the impact of international withholding taxes in the benchmark index’s return.

[3]	The Dow Jones Brookfield Global Infrastructure Index (Gross, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 06/30/18	One Year	Since Inception	Inception Date
Class A	-3.72%	2.31%	6/27/16
Class C	0.03	4.42	6/27/16
Institutional	2.28	5.64	6/27/16
Investor	2.07	5.46	6/27/16
Class P	N/A	1.33	4/17/18
Class R	1.54	4.93	6/27/16
Class R6	2.21	5.62	6/27/16

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or

5

FUND BASICS

higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.56%
Class C	2.13	2.31
Institutional	0.99	1.17
Investor	1.13	1.31
Class P	0.98	1.16
Class R	1.63	1.81
Class R6	0.98	1.16

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/18[6]
Holding	% of Net Assets	Line of Business	Country
American Tower Corp.	7.3%	Equity Real Estate Investment Trusts (REITs)	United States
Vinci SA	6.2	Construction & Engineering	France
Enbridge, Inc.	5.8	Oil, Gas & Consumable Fuels	Canada
TransCanada Corp.	4.9	Oil, Gas & Consumable Fuels	Canada
National Grid PLC	4.8	Multi-Utilities	United Kingdom
Sempra Energy	3.8	Multi-Utilities	United States
Crown Castle International Corp.	3.3	Equity Real Estate Investment Trusts (REITs)	United States
American Water Works Co., Inc.	3.2	Water Utilities	United States
Pembina Pipeline Corp.	2.9	Oil, Gas & Consumable Fuels	Canada
Transurban Group	2.7	Transportation Infrastructure	Australia

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[7]
As of June 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 98.4%
Australia – 4.2%
339,985	Spark Infrastructure Group (Electric Utilities)	$573,558
576,502	Sydney Airport (Transportation Infrastructure)	3,051,968
702,958	Transurban Group (Transportation Infrastructure)	6,224,909

		9,850,435

Canada – 16.1%
375,968	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	13,441,217
183,621	Fortis, Inc. (Electric Utilities)	5,869,056
192,839	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	6,678,553
264,738	TransCanada Corp. (Oil, Gas & Consumable Fuels)	11,454,225

		37,443,051

China – 1.1%
256,000	ENN Energy Holdings Ltd. (Gas Utilities)	2,507,110

France – 7.5%
13,737	Aeroports de Paris (Transportation Infrastructure)	3,103,054
149,870	Vinci SA (Construction & Engineering)	14,386,188

		17,489,242

Hong Kong – 3.3%
3,172,000	Beijing Enterprises Water Group Ltd.* (Water Utilities)	1,724,819
749,800	China Gas Holdings Ltd. (Gas Utilities)	3,006,093
1,506,010	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	2,878,788

		7,609,700

Italy – 5.5%
202,883	Atlantia SpA (Transportation Infrastructure)	5,981,439
331,951	Enav SpA(a) (Transportation Infrastructure)	1,660,683
206,079	Enel SpA (Electric Utilities)	1,141,921
736,215	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	3,976,054

		12,760,097

Japan – 1.3%
114,700	Tokyo Gas Co. Ltd. (Gas Utilities)	3,045,543

Spain – 4.5%
29,363	Aena SME SA(a) (Transportation Infrastructure)	5,316,079
255,895	Ferrovial SA (Construction & Engineering)	5,236,275

		10,552,354

Common Stocks – (continued)
United Kingdom – 6.8%
1,008,756	National Grid PLC (Multi-Utilities)	11,147,830
184,530	Severn Trent PLC (Water Utilities)	4,811,394

		15,959,224

United States – 48.1%
118,981	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	17,153,491
87,411	American Water Works Co., Inc. (Water Utilities)	7,463,151
12,390	Antero Midstream GP LP (Oil, Gas & Consumable Fuels)	233,675
16,615	Antero Midstream Partners LP (Oil, Gas & Consumable Fuels)	490,475
63,440	Atmos Energy Corp. (Gas Utilities)	5,718,482
92,088	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	6,003,217
49,029	CMS Energy Corp. (Multi-Utilities)	2,318,091
41,443	Consolidated Edison, Inc. (Multi-Utilities)	3,231,725
70,790	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	7,632,578
29,793	CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	1,738,719
61,613	Edison International (Electric Utilities)	3,898,254
77,955	Enbridge Energy Management LLC* (Oil, Gas & Consumable Fuels)	799,818
94,453	Eversource Energy (Electric Utilities)	5,535,890
302,245	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	5,340,669
11,789	NextEra Energy, Inc. (Electric Utilities)	1,969,117
64,714	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	4,518,979
89,478	PG&E Corp. (Electric Utilities)	3,808,184
39,931	Pinnacle West Capital Corp. (Electric Utilities)	3,216,841
33,990	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	5,612,429
77,307	Sempra Energy (Multi-Utilities)	8,976,116
95,186	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	4,710,755
65,116	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,765,295
12,343	Vulcan Materials Co. (Construction Materials)	1,592,987
131,313	Williams Partners LP (Oil, Gas & Consumable Fuels)	5,329,995
40,009	Xcel Energy, Inc. (Electric Utilities)	1,827,611
40,781	Zayo Group Holdings, Inc.* (Diversified Telecommunication Services)	1,487,691

		112,374,235

TOTAL COMMON STOCKS
(Cost $223,801,735)		$229,590,991

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,161	1.869%	$2,161
(Cost $2,161)

TOTAL INVESTMENTS — 98.4%
(Cost $223,803,896)		$229,593,152

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		3,847,498

NET ASSETS – 100.0%		$233,440,650

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,976,762, which represents approximately 3.0% of the Fund’s net assets as of June 30, 2018. The liquidity determination is unaudited.
(b)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REITs	—Real Estate Investment Trusts

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $223,801,735)	$229,590,991
Investments of affiliated issuers, at value (cost $2,161)	2,161
Cash	1,870,076
Foreign currencies, at value (cost $47,807)	48,018
Receivables:
Investments sold	4,217,399
Dividends	990,540
Fund shares sold	119,238
Foreign tax reclaims	1,022
Other assets	46,132
Total assets	236,885,577

Liabilities:
Payables:
Investments purchased	3,122,338
Management fees	173,092
Fund shares redeemed	81,315
Distribution and Service fees and Transfer Agency fees	7,537
Payable to investment adviser	5,832
Accrued expenses	54,813
Total liabilities	3,444,927

Net Assets:
Paid-in capital	236,624,047
Distributions in excess of net investment income	(246,976)
Accumulated net realized loss	(8,724,494)
Net unrealized gain	5,788,073
NET ASSETS	$233,440,650
Net Assets:
Class A	$1,327,410
Class C	1,367,850
Institutional	1,786,287
Investor	303,809
Class P	3,449,650
Class R	27,551
Class R6	225,178,093
Total Net Assets	$233,440,650
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	126,199
Class C	130,353
Institutional	169,331
Investor	28,874
Class P	328,039
Class R	2,618
Class R6	21,395,147
Net asset value, offering and redemption price per share:(a)
Class A	$10.52
Class C	10.49
Institutional	10.55
Investor	10.52
Class P	10.52
Class R	10.52
Class R6	10.52

(a)	Maximum public offering price per share for Class A Shares is $11.13. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $320,286)	$3,729,928
Dividends — affiliated issuers	12,868
Total investment income	3,742,796

Expenses:
Management fees	1,015,142
Professional fees	55,871
Transfer Agency fees(a)	37,683
Custody, accounting and administrative services	24,235
Printing and mailing costs	17,852
Trustee fees	8,860
Distribution and Service fees(a)	4,147
Other	13,487
Total expenses	1,177,277
Less — expense reductions	(60,854)
Net expenses	1,116,423
NET INVESTMENT INCOME	2,626,373

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(5,134,588)
Foreign currency transactions	12,177
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,851,247)
Foreign currency translation	(4,246)
Net realized and unrealized loss	(6,977,904)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,351,531)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
$879	$3,201	$67	$633	$576	$10,765	$152	$26	$24	$25,507

(b)	Class P Shares commenced operations on April 17, 2018.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$2,626,373	$3,136,455
Net realized loss	(5,122,411)	(2,742,866)
Net change in unrealized gain (loss)	(1,855,493)	7,642,547
Net increase (decrease) in net assets resulting from operations	(4,351,531)	8,036,136

Distributions to shareholders:
From net investment income
Class A Shares	(12,020)	(694)
Class C Shares	(10,547)	(679)
Institutional Shares	(18,637)	(3,330,647)
Investor Shares	(3,112)	(552)
Class P Shares(a)	(31,787)	—
Class R Shares	(236)	(442)
Class R6 Shares	(2,609,114)	(587)
From net realized gains
Class A Shares	—	(177)
Class C Shares	—	(173)
Institutional Shares	—	(847,898)
Investor Shares	—	(140)
Class R Shares	—	(113)
Class R6 Shares	—	(150)
Return of capital
Class A Shares	—	(17)
Class C Shares	—	(16)
Institutional Shares	—	(79,805)
Investor Shares	—	(13)
Class R Shares	—	(11)
Class R6 Shares	—	(14)
Total distributions to shareholders	(2,685,453)	(4,262,128)

From share transactions:
Proceeds from sales of shares	257,923,339	225,391,930
Reinvestment of distributions	2,685,324	4,262,128
Cost of shares redeemed	(242,858,536)	(13,758,037)
Net increase in net assets resulting from share transactions	17,750,127	215,896,021
TOTAL INCREASE	10,713,143	219,670,029

Net assets:
Beginning of period	222,727,507	3,057,478
End of period	$233,440,650	$222,727,507
Distribution in excess of net investment income	$(246,976)	$(187,896)

(a)	Class P Shares commenced operations on April 17, 2018.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class A Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016
Per Share Data
Net asset value, beginning of period	$10.85		$9.89		$10.00
Net investment income(b)	$0.14		$0.22	(c)	$0.06
Net realized and unrealized gain (loss)	(0.36)		0.99		0.01
Total from investment operations	(0.22)		1.21		0.07
Distributions to shareholder from net investment income	$(0.11)		$(0.20)		$(0.05)
Distributions to shareholder from net realized gains	—		(0.05)		(0.12)
Distributions to shareholder from return of capital	—		—	(d)	(0.01)
Total distributions	(0.11)		(0.25)		(0.18)
Net asset value, end of period	$10.52		$10.85		$9.89
Total return(e)	(2.03)%		12.29%		0.69%
Net assets, end of period (in 000s)	$1,327		$40		$25
Ratio of net expenses to average net assets	1.38	%(f)	1.38%		1.40	%(f)
Ratio of total expenses to average net assets	1.42	%(f)	6.20%		15.63	%(f)
Ratio of net investment income to average net assets	2.77	%(f)	2.04	%(c)	1.19	%(f)
Portfolio turnover rate(g)	35%		103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

	Goldman Sachs Global Infrastructure Fund
	Class C Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016
Per Share Data
Net asset value, beginning of period	$10.84		$9.88			$10.00
Net investment income(b)	$0.09		$0.13	(c)		$0.02
Net realized and unrealized gain (loss)	(0.35)		1.00			0.01
Total from investment operations	(0.26)		1.13			0.03
Distributions to shareholder from net investment income	$(0.09)		$(0.14)			$(0.02)
Distributions to shareholder from net realized gains	—		(0.03)			(0.12)
Distributions to shareholder from return of capital	—		—	(d)		(0.01)
Total distributions	(0.09)		(0.17)			(0.15)
Net asset value, end of period	$10.49		$10.84			$9.88
Total return(e)	(2.42)%		11.46%			0.30%
Net assets, end of period ( in 000s)	$1,368		$57		$
Ratio of net expenses to average net assets	2.13	%(f)	2.14%			2.14	%(f)
Ratio of total expenses to average net assets	2.17	%(f)	7.06%			16.73	%(f)
Ratio of net investment income to average net assets	1.81	%(f)	1.24	%(c)		0.46	%(f)
Portfolio turnover rate(g)	35%		103%			59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Institutional Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016
Per Share Data
Net asset value, beginning of period	$10.85		$9.89		$10.00
Net investment income(b)	$0.04		$0.29	(c)	$0.08
Net realized and unrealized gain (loss)	(0.24)		0.96		0.01
Total from investment operations	(0.20)		1.25		0.09
Distributions to shareholder from net investment income	$(0.10)		$(0.20)		$(0.07)
Distributions to shareholder from net realized gains	—		(0.08)		(0.12)
Distributions to shareholder from return of capital	—		(0.01)		(0.01)
Total distributions	(0.10)		(0.29)		(0.20)
Net asset value, end of period	$10.55		$10.85		$9.89
Total return(d)	(1.81)%		12.72%		0.89%
Net assets, end of period (in 000s)	$1,786		$222,546		$2,906
Ratio of net expenses to average net assets	0.99	%(e)	0.99%		0.99	%(e)
Ratio of total expenses to average net assets	1.06	%(e)	1.29%		15.23	%(e)
Ratio of net investment income to average net assets	0.79	%(e)	2.65	%(c)	1.59	%(e)
Portfolio turnover rate(f)	35%		103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

	Goldman Sachs Global Infrastructure Fund
	Investor Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016
Per Share Data
Net asset value, beginning of period	$10.85		$9.89		$10.00
Net investment income(b)	$0.13		$0.24	(c)	$0.08
Net realized and unrealized gain (loss)	(0.34)		0.99		—	(d)
Total from investment operations	(0.21)		1.23		0.08
Distributions to shareholder from net investment income	$(0.12)		$(0.21)		$(0.06)
Distributions to shareholder from net realized gains	—		(0.05)		(0.12)
Distributions to shareholder from return of capital	—		(0.01)		(0.01)
Total distributions	(0.12)		(0.27)		(0.19)
Net asset value, end of period	$10.52		$10.85		$9.89
Total return(e)	(1.94)%		12.56%		0.91%
Net assets, end of period (in 000s)	$304		$28		$25
Ratio of net expenses to average net assets	1.13	%(f)	1.14%		0.95	%(f)
Ratio of total expenses to average net assets	1.17	%(f)	6.05%		15.19	%(f)
Ratio of net investment income to average net assets	2.59	%(f)	2.23	%(c)	1.63	%(f)
Portfolio turnover rate(g)	35%		103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class P Shares(a)
	Period Ended June 30, 2018 (Unaudited)

Per Share Data
Net asset value, beginning of period	$10.47
Net investment income (loss)(b)	$(0.02)
Net realized and unrealized gain	0.17
Total from investment operations	0.15
Distributions to shareholder from net investment income	$(0.10)
Total distributions	(0.10)
Net asset value, end of period	$10.52
Total return(c)	1.33%
Net assets, end of period (in 000s)	$3,450
Ratio of net expenses to average net assets	0.98	%(d)
Ratio of total expenses to average net assets	0.98	%(d)
Ratio of net investment income (loss) to average net assets	(0.88	)%(d)
Portfolio turnover rate(e)	35%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

	Goldman Sachs Global Infrastructure Fund
	Class R Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016
Per Share Data
Net asset value, beginning of period	$10.85		$9.89		$10.00
Net investment income(b)	$0.08		$0.18	(c)	$0.05
Net realized and unrealized gain (loss)	(0.32)		1.00		0.01
Total from investment operations	(0.24)		1.18		0.06
Distributions to shareholder from net investment income	$(0.09)		$(0.18)		$(0.04)
Distributions to shareholder from net realized gains	—		(0.04)		(0.12)
Distributions to shareholder from return of capital	—		—	(d)	(0.01)
Total distributions	(0.09)		(0.22)		(0.17)
Net asset value, end of period	$10.52		$10.85		$9.89
Total return(e)	(2.19)%		12.00%		0.82%
Net assets, end of period ( in 000s)	$28		$28		$25
Ratio of net expenses to average net assets	1.63	%(f)	1.64%		1.15	%(f)
Ratio of total expenses to average net assets	1.69	%(f)	6.55%		15.38	%(f)
Ratio of net investment income to average net assets	1.64	%(f)	1.74	%(c)	1.44	%(f)
Portfolio turnover rate(g)	35%		103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class R6 Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016
Per Share Data
Net asset value, beginning of period	$10.85		$9.89		$10.00
Net investment income(b)	$0.14		$0.26	(c)	$0.09
Net realized and unrealized gain (loss)	(0.35)		0.99		—	(d)
Total from investment operations	(0.21)		1.25		0.09
Distributions to shareholder from net investment income	$(0.12)		$(0.22)		$(0.07)
Distributions to shareholder from net realized gains	—		(0.06)		(0.12)
Distributions to shareholder from return of capital	—		(0.01)		(0.01)
Total distributions	(0.12)		(0.29)		(0.20)
Net asset value, end of period	$10.52		$10.85		$9.89
Total return(e)	(1.89)%		12.74%		0.56%
Net assets, end of period (in 000s)	$225,178		$28		$25
Ratio of net expenses to average net assets	0.98	%(f)	0.97%		1.65	%(f)
Ratio of total expenses to average net assets	1.03	%(f)	5.88%		15.88	%(f)
Ratio of net investment income to average net assets	2.82	%(f)	2.40	%(c)	0.93	%(f)
Portfolio turnover rate(g)	35%		103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Infrastructure Fund (the “Fund”) is a non-diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P (commenced operations on April 17, 2018), Class R, and Class R6 Shares. The Fund commenced operations on June 27, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation —The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2018:

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$13,162,353	$—
Australia and Oceania	—	9,850,435	—
Europe	—	56,760,917	—
North America	149,817,286	—	—
Investment Company	2,161	—	—
Total	$149,819,447	$79,773,705	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the six months ended June 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

*	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the six months ended June 30, 2018, GSAM waived $1,457 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended June 30, 2018, Goldman Sachs advised that it retained $3,410 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of average daily net assets of Class P and Class R6 Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.054%. These Other Expense limitations will remain in place through at least April 30, 2019 for Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$1,457	$59,397	$60,854

G.  Line of Credit Facility — As of June 30, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2018, the Fund did not have any borrowings under the facility. Prior to May 1, 2018, the facility was $1,100,000,000. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2018, Goldman Sachs earned $53 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the six months ended June 30, 2018:

Underlying Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2018	Shares as of June 30, 2018	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$5,465,174	$46,875,868	$(52,338,881)	$2,161	2,161	$12,868

As of June 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 96% of Institutional Shares, 9% of Investor Shares and 100% of Class R Shares of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2018, were $102,104,981 and $78,803,216.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2017, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Qualified Post-October Loss Deferral, PTP Passive Activity Loss Deferral)	$(2,565,839)

As of June 30, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$224,933,123
Gross unrealized gain	13,930,380
Gross unrealized loss	(9,270,351)
Net unrealized gains	$4,660,029

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk— Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk— The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	126,199	$1,320,465	1,013	$10,250
Reinvestment of distributions	1,157	12,009	83	888
Shares redeemed	(4,799)	(49,894)	—	—
	122,557	1,282,580	1,096	11,138
Class C Shares
Shares sold	126,668	1,328,582	—	—
Reinvestment of distributions	1,017	10,547	82	868
Shares redeemed	(2,551)	(26,643)	—	—
	125,134	1,312,486	82	868
Institutional Shares
Shares sold	1,128,720	12,261,226	21,083,253	225,381,680
Reinvestment of distributions	1,780	18,519	398,887	4,258,350
Shares redeemed	(21,469,558)	(217,373,698)	(1,267,527)	(13,758,037)
	(20,339,058)	(205,093,953)	20,214,613	215,881,993
Investor Shares
Shares sold	25,959	274,026	—	—
Reinvestment of distributions	300	3,112	67	705
	26,259	277,138	67	705
Class P Shares(a)
Shares sold	325,351	3,373,964	—	—
Reinvestment of distributions	3,057	31,787	—	—
Shares redeemed	(369)	(3,838)	—	—
	328,039	3,401,913	—	—
Class R Shares
Reinvestment of distributions	23	236	53	566
	23	236	53	566
Class R6 Shares
Shares sold	23,604,331	239,365,076	—	—
Reinvestment of distributions	252,172	2,609,114	70	751
Shares redeemed	(2,463,977)	(25,404,463)	—	—
	21,392,526	216,569,727	70	751
NET INCREASE	1,655,480	$17,750,127	20,215,981	$215,896,021

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Fund Expenses — Period Ended June 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018, which represents a period of 181 days in a 365 day year. The Class P Shares example is based on the period from April 17, 2018, which represents a period of 75 out of 365 days. The Class P Shares example for hypothetical expenses reflects projected activity for the period from January 1, 2018 through June 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Global Infrastructure Fund
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18		Expenses Paid for the 6 months ended 6/30/18*
Class A
Actual	$1,000.00	$979.70		$6.77
Hypothetical 5% return	1,000.00	1,017.95	(+)	6.90
Class C
Actual	1,000.00	975.80		10.43
Hypothetical 5% return	1,000.00	1,014.23	(+)	10.64
Institutional
Actual	1,000.00	981.90		4.86
Hypothetical 5% return	1,000.00	1,019.89	(+)	4.96
Investor
Actual	1,000.00	980.60		5.55
Hypothetical 5% return	1,000.00	1,019.19	(+)	5.66
Class P(a)
Actual	1,000.00	1,013.30		2.03
Hypothetical 5% return	1,000.00	1,019.93	(+)	4.87
Class R
Actual	1,000.00	978.10		7.99
Hypothetical 5% return	1,000.00	1,016.71	(+)	8.15
Class R6
Actual	1,000.00	981.10		4.81
Hypothetical 5% return	1,000.00	1,019.94	(+)	4.91

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P(a)	Class R	Class R6
Global Infrastructure Fund+	1.38%	2.13%	0.99%	1.13%	0.98%	1.63%	0.98%

(a)	Class P Shares commenced operations on April 17, 2018.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable date. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of decreasing total expenses of Class A, Class C, Investor, and Class R Shares of the Fund, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.90%
Next $1 billion	0.81
Next $3 billion	0.77
Next $3 billion	0.75
Over $8 billion	0.74

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2019.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[6]
∎	International Equity ESG Fund[7]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[8]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[7]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[8]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 138597-OTU-813648/GBLINFRASAR-18/241

Goldman Sachs Funds

Semi-Annual Report	June 30, 2018

Real Estate Securities Funds
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

Goldman Sachs Real Estate Securities Funds

∎	GLOBAL REAL ESTATE SECURITIES

∎	INTERNATIONAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs

Real Estate Securities Investment Process?

The Goldman Sachs Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies on an international or domestic basis, including real estate investment trusts (“REITs”) that offer daily liquidity and have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine strong market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

∎	is a high quality portfolio that is strategically positioned for long-term growth potential
∎	is a result of bottom-up stock selection with a focus on long-term investing

1

PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 0.34%, 0.01%, 0.58%, 0.57%, 0.24% and 0.55%, respectively. These returns compare to the 0.46% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (the “FTSE Index”), during the same period. The Fund’s former benchmark, the FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged) returned 0.91% during the same period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P shares generated a cumulative total return of 3.38%. This compares to the 4.01% cumulative total return of the FTSE Index during the same time period. The FTSE EPRA/NAREIT Developed Index (gross, USD, unhedged) returned 4.25% during the same period.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, gained 0.46%.

The FTSE Index declined 4.38% during the first quarter of 2018. Israel and Australia were the weakest markets, while Japan was the only market to outperform the FTSE Index. In Australia, signs of capitalization rate compression ending, in conjunction with weaker outlooks for rental growth, weighed on the market broadly. (Capitalization rate, or “cap rate,” is the ratio of net operating income of a property to its market value, i.e. the percentage return an investor would get if they purchased the property for cash. When cap rates are down, or compressing, it means real estate values are increasing.) In Japan, demand benefited from continued quantitative easing by the Bank of Japan as well as from better than consensus expected Gross Domestic Product (“GDP”) growth.

The FTSE Index gained 5.45% during the second quarter of 2018. The U.S. and Israel were the top performing markets, while Singapore was the weakest. In the U.S., self-storage and lodging subsectors drove strong performance. In Singapore, despite improving macroeconomic conditions and a pick-up in broad-based demand domestically, locally-listed real estate investment trusts (“REITs”) struggled due to market concerns about the sustainability of the current residential cycle, driven by the broader rising interest rate environment and elevated 10-year Singapore government securities yields.

For the Reporting Period overall, Japan was the top performing market by some distance, followed by the U.S. real estate securities market. Singapore and Hong Kong were the weakest performing markets during the Reporting Period. In Japan, demand for property markets benefited from continued quantitative easing by the Bank of Japan as well as from better than consensus expected GDP growth. The Singapore REIT market underperformed due primarily to new equity issuance that led to profit-taking amongst residential developers. Overall, within the global real estate securities market, fundamentals generally remained strong. New supply of apartment, industrial, mall, office and strip centers was limited and peaking, in our view, given 1) rising construction costs and 2) stable and improving demand against a backdrop of a healthy global economy. At the end of the Reporting Period, leverage levels were at record lows, and payout ratios were below historical averages, according to Green Street Advisors.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund either closely tracked or outperformed the FTSE Index during the Reporting Period.

2

PORTFOLIO RESULTS

Stock selection in the U.K. and Japan contributed most positively. Stock selection in continental Europe detracted most. Sector allocation overall had a rather neutral, albeit slightly positive, effect on relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A	Orix JREIT, a Japanese REIT (“JREIT”) investing in real estate properties that include offices, rental houses and hotels, was the top positive contributor to the Fund’s relative results during the Reporting Period. The JREIT sector broadly traded at inexpensive valuations after underperforming both global peers and domestic real estate developers in 2017. Orix JREIT, along with the broader sector, saw a recovery in share prices during the Reporting Period, as the Bank of Japan maintained its dovish tone and reiterated its quantitative easing agenda despite increasingly hawkish comments from the U.S. Federal Reserve in light of inflation. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) With growing concerns about global inflation, the Japanese equity market saw a return to a search for yield, providing additional support for higher income generating securities, including JREITs. As Orix JREIT outperformed the FTSE Index during the Reporting Period on the back of robust leasing operations from its quality portfolio of assets, we decided to take profits in the stock during the Reporting Period and reinvest the capital into other opportunities in Japan’s real estate market.

Chesapeake Lodging Trust, an owner of upscale hotels in key gateway markets in the U.S., was also a top positive contributor to the Fund’s returns during the Reporting Period. Following disappointing performance in 2017, a stronger economic backdrop, coupled with positive 2018 guidance, led shares of Chesapeake Lodging Trust to appreciate. At the end of the Reporting Period, we had high conviction in the company’s strategy and its assets for the remainder of the hotel cycle given its roughly 20% exposure to the San Francisco hotel market. In our view, this may well continue to be one of the top markets in the U.S. during the next several years, especially with the reopening of the Moscone Convention Center, which should help further fuel demand in the area. Lastly, we believed Chesapeake Lodging Trust’s high quality assets and relatively small size continued to make the company a compelling candidate for acquisition.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	CK Asset Holdings is a large cap, blue chip, diversified real estate developer from Hong Kong managing what we see as a robust balance sheet supported by its management team’s active asset monetization strategy during the past two years. The company has diversified its income stream to include recurrent non-property income to support high, predictable dividend payments for its shareholders. However, CK Asset Holdings underperformed the FTSE Index during the Reporting Period largely due to persistent concerns about U.S.-China trade relations and the potentially resulting impact on the property market in Hong Kong. At the end of the Reporting Period, we continued to view the company positively given what we saw as its attractive valuation, strong balance sheet, experienced management team and high quality asset portfolio.

City Developments, a Singapore-based diversified real estate developer with exposure to the condominium, hotel and office subsectors, was also a top detractor from the Fund’s results during the Reporting Period. Market fundamentals largely remained intact, with completion rates estimated to remain below the historical average for the next few years and continued residential destocking driven by “en bloc” sales. (In real estate, an en bloc sale, or collective sale, occurs when the there is a sale of two or more property units to a common developer.) However, recent cooling measures by the Singaporean government may have the potential to reduce land banking and en bloc participation by developers. Lowered loan-to-value ratios for mortgages could also reduce the pace of demand for residential property going forward, in our view, at the same time introducing new pricing pressures. We believe City Developments remains well positioned to weather market volatility due to what we consider to be its complementary and diversified asset base, strong project launch pipeline and further initiatives to unlock asset value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we re-initiated a position in Mitsubishi Estate, having sold the Fund’s position in this Japanese diversified real estate landlord and developer

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PORTFOLIO RESULTS

focused on prime Tokyo office space, during the Fund’s prior fiscal year. Shares of the company had not performed well during the last three years due to weaker than peer rental performance from its Marunouchi-focused prime office portfolio and residential development business. However, looking ahead, we believe its office portfolio of superior asset quality is likely to perform strongly, as the Tokyo vacancy rate dipped below 4% during the Reporting Period, providing, in our view, tailwinds for landlords’ pricing power. As such, we re-established a Fund position in Mitsubishi Estate, as we viewed the stock to be trading at an attractive valuation.

We established a Fund position in Duke Realty, an owner of industrial properties across the U.S. In our view, its shares were trading at compelling valuations following price weakness relative to other industrial names. Additionally, in our view, secular drivers of e-commerce have led to strong demand, which is still ahead of supply, especially in the core markets. Furthermore, we believe Duke Realty offers an attractive dividend yield, and we are positive on the company’s management team.

Conversely, we exited the Fund’s position in Brixmor Property Group, a U.S. REIT that owns and operates grocery-anchored community and neighborhood shopping centers in the U.S. Brixmor Property Group was among the top detractors from the Fund’s relative results during the Reporting Period. There was no company-specific catalyst for its underperformance of the FTSE Index, but rather it was mainly due to the pullback in the retail sector in January 2018. Given its high exposure to highly productive grocers, along with its mix of convenience store and value retail tenants, we believe Brixmor Property Group’s portfolio of properties may be more insulated from e-commerce pressures than some of its subsector peers. Also, the company announced during the Reporting Period an increase in its planned disposition program, which we believe could result in lower leverage and a stronger portfolio quality. Nevertheless, we opted to sell the Fund’s position in Brixmor Property Group and reallocate the proceeds to higher conviction names.

We eliminated the Fund’s position in Mitsui Fudosan, Japan’s second largest property developer. During the Reporting Period, shares of the company rose due largely to active office redevelopment and improved residential development margins. However, we believe maintaining high earnings growth could become challenging for Mitsui Fudosan going forward. Additionally, the developer’s new office project completions may incur higher than consensus expected opening costs, as indicated by its management team’s modest guidance during full-year 2017 results announced in May 2018. After the company’s shares performed strongly following a small-scale buyback in May 2018, we decided to sell the position, taking profits and redeploying the capital to other investments within Japan.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to Hong Kong increased and its exposure to the U.K. and U.S. decreased relative to the FTSE Index during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective, the Fund was underweighted relative to the FTSE Index in the U.K., was generally overweighted relative to the FTSE Index in continental Europe and was rather neutrally weighted compared to the FTSE Index in the U.S. and other constituent countries of the FTSE Index at the end of June 2018, with the exceptions of Israel and New Zealand to which the Fund had no exposure at all.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed global REITs could continue to generate positive returns given robust demand and improving sentiment across most subsectors and geographies. In the U.S., while new supply is growing due to high margins driven by the attractive spread, or differential, between development yields and cap rates, supply levels were still below demand. We believe this imbalance could lead to further increases in occupancy levels and rental rates, including higher rent per square foot, as new leases replace expiring ones.

Outside of the U.S., we believed market fundamentals continued to provide support for international REITs.

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PORTFOLIO RESULTS

Reported GDP in countries like Japan and Germany surpassed consensus estimates during the Reporting Period, while trade and consumption in continental Europe, the U.K. and China stayed strong and improved. Furthermore, business spending and sentiment appeared to, we believe, be picking up across industries, including financials, hospitality and information technology, in the absence of wage pressures. We view these trends as indications of ongoing growth potential in demand for real estate space. Anticipating an eventual interest rate hike by several developed market central banks, many international REITs have also locked in low-cost debt funding whenever available and have generally maintained what we consider to be strong balance sheets in the wake of the 2008 recession. Despite some rise of both the short-term and long-term ends of the rate curves for a few major countries, we observed the funding environment for REITs remained quite open and inexpensive relative to the consensus outlook of the long-term cash yield from REITs’ underlying assets. In our view, the favorable environment at the end of the Reporting Period may allow REITs to deploy capital toward high quality projects to potentially drive future growth.

Overall, we believe global REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

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FUND BASICS

Global Real Estate Securities Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)[2]	FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged)[3]
Class A	0.34%	0.46%	0.91%
Class C	0.01	0.46	0.91
Institutional	0.58	0.46	0.91
Investor	0.57	0.46	0.91
Class R	0.24	0.46	0.91
Class R6	0.55	0.46	0.91

April 17, 2018–June 30, 2018
Class P	3.38%	4.01%	4.25%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index. Effective February 23, 2018, the Fund changed its benchmark index from gross total return to net total return to more accurately reflect the impact of international withholding taxes in the benchmark index’s return.

[3]	The FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged) is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/18	One Year	Since Inception	Inception Date
Class A	-0.19%	3.31%	8/31/15
Class C	3.88	4.63	8/31/15
Institutional	6.13	5.84	8/31/15
Investor	5.95	5.68	8/31/15
Class P	N/A	3.38	4/17/18
Class R	5.43	5.15	8/31/15
Class R6	6.11	5.84	8/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be

6

FUND BASICS

worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.51%
Class C	2.11	2.26
Institutional	0.97	1.12
Investor	1.11	1.26
Class P	0.96	1.11
Class R	1.61	1.76
Class R6	0.96	1.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/18[6]
Holding	% of Total Net Assets	Subsectors	Country
Simon Property Group, Inc. (REIT)	4.9%	Retail	United States
CK Asset Holdings Ltd.	3.2	Real Estate Development	Hong Kong
Prologis, Inc. (REIT)	3.2	Industrial	United States
AvalonBay Communities, Inc. (REIT)	3.0	Residential	United States
Vonovia SE	3.0	Real Estate Operating Companies	Germany
Equity Residential (REIT)	2.7	Residential	United States
Sun Hung Kai Properties Ltd.	2.6	Diversified	Hong Kong
Boston Properties, Inc. (REIT)	2.6	Office	United States
Mitsubishi Estate Co. Ltd.	2.5	Diversified	Japan
Ventas, Inc. (REIT)	2.4	Health Care	United States

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[7]
As of June 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each country reflects the value of investments in that country as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at June 30, 2018.

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PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated cumulative total returns, without sales charges, of -0.11%, -0.45%, 0.23%, 0.01% and 0.25%, respectively. These returns compare to the -0.41% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Net, USD, Unhedged) (the “Real Estate Index”) during the same period. The Fund’s former benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross, USD, Unhedged) returned 0.03% for the same period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P shares generated a cumulative total return of -1.63%. This compares to the -1.22% cumulative total return of the Real Estate Index during the same time period. The FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross, USD, Unhedged) returned -0.94% during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, underperformed the U.S. real estate securities market, as measured by the Wilshire Real Estate Securities Index (with dividends reinvested), by approximately two percentage points, but outperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by more than two percentage points.

The Real Estate Index returned -0.66% during the first quarter of 2018. Japan and the U.K. were the best performing markets, while Australia and Hong Kong were weakest, generating negative absolute returns. In Japan, demand for property markets benefited from continued quantitative easing by the Bank of Japan as well as from better than consensus expected Gross Domestic Product (“GDP”) growth. In Australia, signs of capitalization rate compression ending, in conjunction with weaker outlooks for rental growth, weighed on its real estate market broadly. (Capitalization rate, or “cap rate,” is the ratio of net operating income of a property to its market value, i.e. the percentage return an investor would get if they purchased the property for cash. When cap rates are down, or compressing, it means real estate values are increasing.)

The Real Estate Index returned 0.25% during the second quarter of 2018. Australia and Germany were the best performing markets, while Singapore and Spain were weakest, generating negative absolute returns. Merger and acquisition activity led the Australian real estate market higher during the quarter, while the Singapore real estate investment trust (“REIT”) market underperformed due primarily to new equity issuance that led to profit-taking amongst residential developers.

For the Reporting Period overall, primary drivers were rising interest rates. Overall, rising interest rates hurt the international real estate market, as the increased cost of capital negatively affected real estate company operators’ margins and free cash flow/funds from operations. E-commerce disruption was a negative for the retail sector, with a couple of high profile store closures weighing on market sentiment. This was particularly pronounced in the U.K., where the number of store closures during the Reporting Period already matched that of calendar year 2017. Still, data showed that such disruption has not been as universal as many had thought, with high quality retail posting improving sales and revenue figures during the second quarter of 2018. The industrial subsector has

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PORTFOLIO RESULTS

benefited from this disruption conversely, as there is growing demand for quicker shipments of goods, requiring locations near city centers, which tend to be more expensive and higher quality real estate. This has generally led to rental growth and low vacancies within the subsector, both positive drivers for earnings. (Disruption, in this context, displaces an existing market, industry or technology and produces something new and more efficient and worthwhile, at once destructive and creative.) The hotel sub-sector was an especially strong performer during the Reporting Period, as an improving global economy fueled increases in corporate travel demand. Hotels are able to reprice rooms daily, which helps shield companies from the effects of inflation and rising interest rates.

For the Reporting Period overall, Spain, Japan and Austria were the best performing markets during the Reporting Period. Finland, Israel and the Netherlands were the weakest performing markets during the Reporting Period. All that said, fundamentals within the international real estate market generally remained strong. New supply of apartment, industrial, mall, office and strip centers was limited and peaking, in our view, given 1) rising construction costs and 2) stable and improving demand off the back of a healthy global economy. At the end of the Reporting Period, leverage levels were at record lows, and payout ratios were below historical averages, according to Green Street Advisors.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection in the U.K. and Japan contributed most positively to the Fund’s relative results. In the U.K., the Fund was prudently underweight U.K. retail and overweight U.K. self-storage. In Japan, security selection was strongest within the diversified and retail sub-sectors. Offsetting these positive contributors was stock selection in Germany, which detracted. Having an overweight to France, which underperformed the Real Estate Index during the Reporting Period, also hurt. In Germany, security selection within the residential subsector hurt most. In France, the Fund’s overweights in the diversified and retail subsectors detracted most.

Q	What were some of the Fund’s best-performing individual holdings?

A	Orix JREIT, a Japanese REIT (“JREIT”) investing in real estate properties that include offices, rental houses and hotels, was the top positive contributor to the Fund’s relative results during the Reporting Period. The JREIT sector broadly traded at inexpensive valuations after underperforming both international peers and domestic real estate developers in 2017. Orix JREIT, along with the broader sector, saw a recovery in share prices during the Reporting Period, as the Bank of Japan maintained its dovish tone and reiterated its quantitative easing agenda despite increasingly hawkish comments from the U.S. Federal Reserve in light of inflation. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) With growing concerns about global inflation, the Japanese equity market saw a return to a search for yield, providing additional support for higher income generating securities, including JREITs. As Orix JREIT outperformed the Real Estate Index during the Reporting Period on the back of robust leasing operations from its quality portfolio of assets, we decided to take profits in the stock during the Reporting Period and reinvest the capital into other opportunities in Japan’s real estate market.

Similarly, Nomura Real Estate Master Fund (“Nomura”), a diversified JREIT owning Tokyo prime office, residential and logistics properties, was one of the top detractors from the Fund’s results in 2017 and was one of its top positive contributors to its results during the Reporting Period. Its stock performed well on the back of strong leasing activity across its residential and logistics warehouse properties. However, we believe its growth ahead may be largely dependent on asset purchases from third parties and from parent Nomura Group, hence increasing equity issuance and, potentially, dilution risk. As such, we sold the Fund’s position, taking profits in Nomura during the Reporting Period.

Mitsui Fudosan, Japan’s second largest property developer, was another top positive contributor to the Fund’s results during the Reporting Period. Shares of the company rose due largely to active office redevelopment and improved residential development margins. However, we believe maintaining high earnings growth could become challenging for Mitsui Fudosan going forward. Additionally, the developer’s new office project completions may incur higher than consensus expected opening costs, as indicated by its management team’s modest guidance during full-year 2017 results announced in May 2018. After the company’s shares performed strongly following a small-scale buyback in May 2018, we decided to trim the position, taking profits and redeploying the capital to other investments within Japan.

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PORTFOLIO RESULTS

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	A position in Klepierre, a French REIT owning shopping centers across Europe and office properties in Paris, was the largest detractor from the Fund’s relative results during the Reporting Period. The company announced an offer to purchase Hammerson during the Reporting Period for 50% cash and 50% shares. Hammerson is a U.K.-based REIT that owns, manages and develops retail destinations in the U.K., France and Ireland. Shares of Klepierre struggled following Hammerson’s swift rejection of the proposal, as it found Klepierre’s bid to be highly opportunistic. The market reacted negatively to this development, as the tone of Hammerson’s response suggested the parties were not close to a deal, creating uncertainty for Klepierre’s next move. In our view, this reaction by the market was largely overblown, as the company’s fundamentals remained unchanged from the rejected bid. At the end of the Reporting Period, we believed increasing net rental incomes combined with decreasing cost of debt may well allow Klepierre to continue net current cash flow growth as 2018 progresses. We maintained the holding in the Fund but trimmed the Fund’s position during the Reporting Period to reduce its exposure to the stock.

CK Asset Holdings is a large cap, blue chip, diversified real estate developer from Hong Kong managing what we see as a robust balance sheet supported by its management team’s active asset monetization strategy during the past two years. The company has diversified its income stream to include recurrent non-property income to support high, predictable dividend payments for its shareholders. However, CK Asset Holdings underperformed the Real Estate Index during the Reporting Period largely due to persistent concerns about U.S.-China trade relations and the potentially resulting impact on the property market in Hong Kong. At the end of the Reporting Period, we continued to view the company positively given what we saw as its attractive valuation, strong balance sheet, experienced management team and high quality asset portfolio.

City Developments, a Singapore-based diversified real estate developer with exposure to the condominium, hotel and office subsectors, was also a top detractor from the Fund’s results during the Reporting Period. Market fundamentals largely remained intact, with completion rates estimated to remain below the historical average for the next few years and continued residential destocking driven by “en bloc” sales. (In real estate, an en bloc sale, or collective sale, occurs when the there is a sale of two or more property units to a common developer.) However, recent cooling measures by the Singaporean government may have the potential to reduce land banking an en-bloc participation by developers. Lowered loan-to-value ratios for mortgages could also reduce the pace of demand for residential property going forward, in our view, at the same time introducing new pricing pressures. We believe City Developments remains well positioned to weather market volatility due to what we consider to be its complementary and diversified asset base, strong project launch pipeline and further initiatives to unlock asset value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in GLP J-REIT, a large-scale logistics warehouse manager, during the Reporting Period. In line with other logistics peers, GLP J-REIT had underperformed the broader JREIT sector and began to trade at what we viewed as a relatively inexpensive valuation due to concerns about new supply over the past two years. In our view, demand for modern logistics facilities remains strong, as e-commerce continues to penetrate the retail landscape, albeit at a slower rate than in other developed countries. We believe supply concerns have already been priced in, and physical supply risk is likely to recede going forward should demand remain robust. We believe GLP J-REIT remains well positioned to benefit from this environment, as it has, in our view, one of the best management teams and high asset quality.

We initiated a Fund position in Gecina, an owner and operator of offices in France. We decided to purchase the stock due to the company’s high exposure to the greater Paris region, as the French office market has benefited from low vacancies and from an improving French economy, led by the reforms its country’s President is proposing. Gecina has acquired EuroSIIC, another Parisian office company. We feel the acquisition is accretive and enables Gecina to scale efficiently in its core market, which appears to be at the beginning of a rental upcycle.

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PORTFOLIO RESULTS

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in RioCan Real Estate Investment Trust, a Canadian company which focuses on owning, developing and operating shopping centers. The company announced a strategic plan to sell several billion Canadian dollars’ worth of lower quality assets to redeploy capital into stock buybacks and residential development projects. We viewed this announcement negatively due to concerns around its execution and pricing of its plan, as cap rates have increased for lower quality retail assets. Additionally, we believe the company’s ability to grow earnings over the next two to three years may be limited as RioCan Real Estate Investment Trust is placing proceeds into low yielding development.

We sold the Fund’s position in Nippon Building Fund, a large cap JREIT focused on office properties. Its share price performed strongly during the Reporting Period on the back of diminishing impact from the Financial Services Agency’s warning on monthly dividend-paying investment products, which caused sector outflows in 2017. (The Financial Services Agency is a Japanese government entity responsible for overseeing banking, insurance and securities and exchange.) Furthermore, the Tokyo office market remained rather stable, in our view, throughout the first calendar quarter of 2018, notably recovering from three years ago. The 2017 underperformance of Nippon Building Fund shares, along with that of the broader sector, gave rise to what we saw as an inexpensive valuation at the start of 2018, leading to a share price recovery through the first quarter. As such, we exited the Fund’s position in the stock to take profits.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Asia ex-Japan and to the Pacific increased relative to the Real Estate Index, and its exposure to Europe ex-U.K. decreased relative to the Real Estate Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a regional perspective, the Fund was underweighted relative to the Real Estate Index in the U.K. and Pacific and was rather neutrally weighted to the remaining regions of the Real Estate Index at the end of June 2018.

More specifically, from a country perspective, the Fund was overweighted relative to the Real Estate Index in France, Spain, Ireland and Hong Kong and was underweighted relative to the Real Estate Index in Germany, Sweden and the U.K. The Fund was rather neutrally weighted compared to the Real Estate Index in the other constituent countries of the Real Estate Index at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed international REITs could continue to generate positive returns given robust demand and improving sentiment across most subsectors and geographies. Reported GDP in countries like Japan and Germany surpassed consensus estimates during the Reporting Period, while trade and consumption in continental Europe, the U.K. and China stayed strong and improved. Furthermore, business spending and sentiment appeared to be picking up across industries, including financials, hospitality and information technology, in the absence of wage pressures. We view these trends as indications of ongoing growth potential in demand for real estate space. Anticipating an eventual interest rate hike by several developed market central banks, many international REITs have also locked in low-cost debt funding whenever available and have generally maintained what we consider to be strong balance sheets in the wake of the 2008 recession. Despite some rise in yields at both the short-term and long-term ends of the rate curves for a few major countries, we observed the funding environment for REITs remained quite open and inexpensive relative to the consensus outlook of the long-term cash yield from REITs’ underlying assets. In our view, the favorable environment at the end of the Reporting Period may allow REITs to deploy capital toward high quality projects to potentially drive future growth.

Overall, we believe international REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As

12

PORTFOLIO RESULTS

fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

13

FUND BASICS

International Real Estate Securities Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex US Real Estate Index (Net, USD, Unhedged)[2]	FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged)[3]
Class A	-0.11%	-0.41%	0.03%
Class C	-0.45	-0.41	0.03
Institutional	0.23	-0.41	0.03
Investor	0.01	-0.41	0.03
Class R6	0.25	-0.41	0.03

April 17, 2018–June 30, 2018
Class P	-1.63%	-1.22%	-0.94%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex US Real Estate Index (Net, USD, Unhedged) is a subset of the FTSE EPRA/NAREIT Developed Index and is designed to track the performance of listed real estate companies and REITS. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index. Effective February 23, 2018, the Fund changed its benchmark index from gross total return to net total return to more accurately reflect the impact of international withholding taxes in the benchmark index’s return.

[3]	The FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged) is a subset of the FTSE EPRA/NAREIT Developed Index and is designed to track the performance of listed real estate companies and REITS. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.13%	2.71%	1.46%	0.91%	7/31/06
Class C	6.41	3.14	1.32	0.66	7/31/06
Institutional	8.68	4.31	2.32	1.68	7/31/06
Investor	8.40	4.16	2.34	-0.33	11/30/07
Class P	N/A	N/A	N/A	-1.63	4/17/18
Class R6	8.71	N/A	N/A	3.63	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and

14

FUND BASICS

principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.57%
Class C	2.13	2.32
Institutional	0.99	1.18
Investor	1.13	1.32
Class P	0.98	1.17
Class R6	0.98	1.17

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/18[6]
Holding	% of Total Net Assets	Line of Business	Country
Vonovia SE	7.4%	Real Estate Operating Companies	Germany
CK Asset Holdings Ltd.	5.9	Real Estate Development	Hong Kong
Sun Hung Kai Properties Ltd.	5.2	Diversified	Hong Kong
Sumitomo Realty & Development Co. Ltd.	4.3	Diversified	Japan
Mitsubishi Estate Co. Ltd.	4.1	Diversified	Japan
Link REIT (REIT)	3.5	Retail	Hong Kong
Klepierre SA (REIT)	3.2	Retail	France
Unibail-Rodamco-Westfield (REIT)	3.0	Retail	France
Mitsui Fudosan Co. Ltd.	3.0	Diversified	Japan
GPT Group (The) (REIT)	2.9	Diversified	Australia

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[7]
As of June 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each country reflects the value of investments in that category as a percentage of market value.

16

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor. R and R6 Shares generated cumulative total returns, without sales charges, of 1.28%, 0.93%, 1.42%, 1.22%, 1.32%, 1.11% and 1.49%, respectively. These returns compare to the 1.60% cumulative total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (the “Wilshire Index”) during the same period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P shares generated a cumulative total return of 8.33%. This compares to the 9.01% cumulative total return of the Wilshire Index during the same time period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted positive absolute returns during the Reporting Period but lagged the broad U.S. equity market, as represented by the S&P 500® Index, which was up 2.65% for the same period.

For the first quarter of 2018, the Wilshire Index decreased 7.42%. Primary drivers were rising interest rates and tax reform concerns. Overall, rising interest rates hurt the U.S. real estate market, as the increased cost of capital negatively affected real estate company operators’ margins and free cash flow/funds from operations. Sentiment around tax reform legislation also hurt, as real estate investment trusts (“REITS”) were largely viewed as non-beneficiaries of the new law, as REITs do not pay a corporate tax. Sub-sectors underpinned by secular growth trends and e-commerce disruption beneficiaries, such as industrials, towers and digital storage, outperformed the Wilshire Index, while those viewed as most interest rate sensitive, such as health care, or as negatively impacted by e-commerce disruption, such as retail, underperformed the Wilshire Index during the quarter. A couple of high profile store closures, such as Toys R Us, particularly weighed on market sentiment. Conversely, the industrial sub-sector benefited from such disruption, as there is growing demand for quicker shipments of goods, requiring locations near city centers, which tend to be more expensive and higher quality real estate. (Disruption, in this context, displaces an existing market, industry or technology and produces something new and more efficient and worthwhile, at once destructive and creative.)

The Wilshire Index increased 9.74% during the second quarter of 2018. Following a tough first calendar quarter, U.S. REITs enjoyed a strong rebound, outperforming most major equity indices for the first time since the second quarter of 2016. Each subsector within the Wilshire Index posted positive absolute returns during the quarter, compared with mixed results in the quarter prior and in 2017. A primary driver for the strong performance was increased activity in the mergers and acquisitions space, which provided upward pressure on valuations. A solid U.S. economy off the back of the recently enacted U.S. tax reform legislation and some stability in the Federal Reserve’s (the “Fed”) outlook for interest rate increases further buoyed the U.S. real estate market in these months. The hotel sub-sector was an especially strong performer during the quarter, given a combination of some newsworthy mergers and acquisitions, such as that of Lasalle Hotel Properties and Pebblebrook Hotel Trust, and the improving global economy fueling increases in corporate travel demand.

For the Reporting Period overall, the strongest subsectors in the Wilshire Index were self-storage, triple net and hotel. Conversely, the technology, retail and office subsectors were the weakest performers within the Wilshire Index during the Reporting Period. (Triple net properties are typically

17

PORTFOLIO RESULTS

single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.) All that said, fundamentals within the U.S. real estate market generally remained strong. Price/funds from operations ratios decreased, thus presenting more attractive valuations for the market as a whole, in our view. At the same time, funds from operations growth is expected to accelerate through 2018, according to Barclays Research.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the return of the Wilshire Index. Weak stock selection in the residential and health care subsectors detracted most. Contributing most positively to the Fund’s relative results was effective individual stock selection in the retail and hotel subsectors.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Essex Property Trust, a REIT that invests in apartment communities primarily on the west coast of the U.S., was the top detractor from the Fund’s returns during the Reporting Period given the Fund’s underweight in the strongly performing name. Shares of the REIT increased following a solid fourth quarter 2017 earnings release that was in line with market expectations. The Fund was underweight Essex Property Trust because we believed other names in the apartment industry offered more attractive valuations. While demand remained robust on the U.S.’ west coast, we ultimately increased the Fund’s position in the name, bringing the position to an overweight relative to the Wilshire Index by the end of the Reporting Period.

Similarly, Welltower, a U.S. health care REIT operating a mix of senior housing, medical office buildings and skilled nursing facilities, was also a top detractor from the Fund’s results during the Reporting Period. Its stock appreciated following a solid quarterly earnings report at the end of April 2018, as the company exceeded market expectations on projected revenues. The Fund’s relative performance was negatively affected by being underweight the name.

Federal Realty Investment Trust, a REIT that engages in the ownership, management, acquisition and redevelopment of high quality retail focused properties, also detracted from the Fund’s returns during the Reporting Period. Shares in the company struggled at the start of 2018, as they were affected by the negative sentiment surrounding the retail subsector. Investors pointed toward muted same-store net operating income growth as a major concern and potential headwind for the company. Despite the concerns, at the end of the Reporting Period, we remained constructive on the company given what we see as its high quality portfolio of assets, which we believe should be insulated from online disruption moving forward. Also, at the end of the Reporting Period, the stock was trading at a valuation we felt was attractive relative to the high quality assets in its property portfolio.

Q	What were some of the Fund’s best-performing individual holdings?

A	Chesapeake Lodging Trust, an owner of upscale hotels in key gateway markets in the U.S., was a top positive contributor to the Fund’s returns during the Reporting Period. Following disappointing performance in 2017, a stronger economic backdrop coupled with positive 2018 guidance led shares of Chesapeake Lodging Trust to appreciate. At the end of the Reporting Period, we had high conviction in the company’s strategy and its assets during the remainder of the hotel cycle, given its roughly 20% exposure to the San Francisco hotel market. In our view, this may well continue to be one of the top markets in the U.S. during the next several years, especially with the reopening of the Moscone Convention Center, which should help further fuel demand in the area. Lastly, we believed Chesapeake Lodging Trust’s high quality assets and relatively small size continued to make the company a compelling candidate for acquisition.

La Quinta Holdings, an owner and manager of hotel chains across the U.S., was also a top contributor to Fund returns during the Reporting Period. Shares of the company increased after the announcement that La Quinta Holdings would be selling its franchise and operations to Wyndham Hotels & Resorts. Following the news, we decided to exit the Fund’s position in La Quinta Holdings in favor of opportunities where we saw greater risk-adjusted return potential.

Macerich Company, an owner and operator of regional shopping malls in the U.S., was another top contributor to the Fund’s relative results during the Reporting Period. In our view, investors grew to appreciate the announcement that hedge fund Third Point Management initiated a 5% position in the company. Macerich Company’s shares also appreciated following the announcement regarding the sale of a non-core office building in Chicago. We ultimately decided to exit the Fund’s position to invest in opportunities where we saw greater risk-adjusted return potential.

18

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Duke Realty, an owner of industrial properties across the U.S. In our view, its shares were trading at compelling valuations following price weakness relative to other industrial names. Additionally, in our view, secular drivers of e-commerce have led to strong demand, which is still ahead of supply, especially in its core markets. Furthermore, we believe Duke Realty offers an attractive dividend yield, and we are positive on the company’s management team.

We initiated a Fund position in Digital Realty Trust, a digital center REIT. Rising interest rates led data centers to come under pressure given the subsector’s capital intensive businesses and development pipelines as well as floating rate debt that has been magnified by worsening fundamentals within the subsector. Despite the pullback in its performance, we believed such weakness created an attractive entry point into Digital Realty Trust. We believed the REIT offered favorable fundamentals, a strong balance sheet and potential to benefit from improving leasing following a soft fourth quarter of 2017. Overall, we also remain positive on data centers, as we believe demand is likely to continue to be driven from enterprise outsourcing and cloud growth. Conversely, the Fund’s most significant sales during the Reporting Period were those of La Quinta Holdings and Macerich Company, each already mentioned.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the residential, diversified and health care subsectors increased relative to the Wilshire Index and its exposure to the retail, hotel and industrial subsectors decreased relative to the Wilshire Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had overweighted exposures compared to the Wilshire Index in the office, residential and industrial subsectors at the end of the Reporting Period. The Fund was underweighted compared to the Wilshire Index in the self-storage subsector and was rather neutrally weighted in the diversified, health care, technology, retail and hotel subsectors within the Wilshire Index. The Fund had no exposure to the triple net subsector at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed U.S. REITs could continue to generate positive returns given reasonable demand in most subsectors. In our view, the asset class has the potential to generate solid single-digit returns for calendar year 2018, driven by a combination of yield, modest funds from operations growth, and multiple expansion in certain subsectors. While REITs may lag other cyclical sectors, we believe they may well outperform more defensive equities. We believe the demand picture remains robust in light of healthy global economic growth. While there are pockets of increasing supply, the overall real estate supply response continues to be rational, in our view, which means occupancy rates should continue to remain strong. We believe this scenario will likely remain so due to rising construction costs and long construction development delivery timelines. While interest rates are widely anticipated to increase, the overall low interest rate environment, coupled with strong economic growth, should continue to benefit REITs, in our opinion. Additionally, we believe real estate may continue to be supported by large, raised but not yet funded capital in the private market, particularly in subsectors or geographies where the discount to private equity has reached historically high levels, such as what we have witnessed in the U.S. retail REIT space. As a consequence of monetary policy normalizing, correlations have dropped to levels we have not seen since prior to the global financial crisis. Dispersion of returns in the asset class were particularly wide in 2017, in our view.

We believe this backdrop should play into our strengths of stock picking as 2018 progresses. Overall, we believe REITs may continue to provide investors with attractive risk-adjusted returns, relative to fixed income in particular, given the asset class’ potential yield, growth, diversification and inflation hedge benefits.

19

FUND BASICS

Real Estate Securities Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index[2]
Class A	1.28%	1.60%
Class C	0.93	1.60
Institutional	1.42	1.60
Service	1.22	1.60
Investor	1.32	1.60
Class R	1.11	1.60
Class R6	1.49	1.60

April 17, 2018–June 30, 2018
Class P	8.33%	9.01%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.24%	5.92%	5.89%	8.80%	7/27/98
Class C	1.70	6.33	5.70	8.31	7/27/98
Institutional	3.82	7.55	6.93	9.56	7/27/98
Service	3.34	7.02	6.38	9.02	7/27/98
Investor	3.66	7.38	6.75	5.39	7/27/98
Class P	N/A	N/A	N/A	8.33	4/17/18
Class R	3.17	6.85	6.24	4.88	11/30/07
Class R6	3.95	N/A	N/A	4.64	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

20

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.40%
Class C	2.05	2.15
Institutional	0.91	1.01
Service	1.41	1.51
Investor	1.05	1.15
Class P	0.90	1.00
Class R	1.55	1.65
Class R6	0.90	1.00

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/18[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	9.4%	Retail
AvalonBay Communities, Inc. (REIT)	6.2	Residential
Prologis, Inc. (REIT)	5.6	Industrial
Equity Residential (REIT)	5.3	Residential
Boston Properties, Inc. (REIT)	5.1	Office
Equinix, Inc. (REIT)	4.7	Specialized
Federal Realty Investment Trust (REIT)	4.0	Retail
Alexandria Real Estate Equities, Inc. (REIT)	3.9	Office
Public Storage (REIT)	3.6	Specialized
Ventas, Inc. (REIT)	3.5	Health Care

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

21

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of June 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

22

FUND BASICS

Index Definitions:

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

23

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 96.0%
Australia – 4.0%
1,639,639	GPT Group (The) (REIT) (Diversified)	$6,134,763
4,560,114	Propertylink Group (REIT) (Industrial)	3,577,398
526,779	Scentre Group (REIT) (Retail)	1,711,533
1,121,298	Shopping Centres Australasia Property Group (REIT) (Retail)	2,033,791

		13,457,485

Canada – 2.7%
90,055	Allied Properties REIT (REIT) (Office)	2,866,772
87,291	Canadian Apartment Properties REIT (REIT) (Residential)	2,830,575
304,158	Chartwell Retirement Residences (Health Care)	3,546,755

		9,244,102

France – 3.7%
23,977	Covivio (REIT) (Diversified)	2,491,283
30,153	Gecina SA (REIT) (Diversified)(a)	5,037,309
129,762	Klepierre SA (REIT) (Retail)	4,875,568

		12,404,160

Germany – 3.4%
54,489	Instone Real Estate Group BV (Real Estate Development)*(a)(b)	1,434,271
213,765	Vonovia SE (Real Estate Operating Companies)	10,160,116

		11,594,387

Hong Kong – 8.5%
1,388,000	CK Asset Holdings Ltd. (Real Estate Development)	10,987,842
676,000	Link REIT (REIT) (Retail)	6,164,707
584,000	Sun Hung Kai Properties Ltd. (Diversified)	8,798,508
393,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Operating Companies)	2,790,598

		28,741,655

Ireland – 1.4%
2,696,575	Green REIT plc (REIT) (Office)	4,660,609

Japan – 11.0%
1,068	Activia Properties, Inc. (REIT) (Diversified)	4,893,968
2,649	Daiwa House REIT Investment Corp. (REIT) (Diversified)	6,291,272
4,740	GLP J-Reit (REIT) (Industrial)	5,034,403
8,148	Invincible Investment Corp. (REIT) (Hotel)	3,666,417
1,137	Japan Retail Fund Investment Corp. (REIT) (Retail)	2,050,976
477,700	Mitsubishi Estate Co. Ltd. (Diversified)	8,339,165

Common Stocks – (continued)
Japan – (continued)
192,000	Sumitomo Realty & Development Co. Ltd. (Diversified)	7,070,394

		37,346,595

Norway(b) – 1.0%
251,911	Entra ASA (Real Estate Operating Companies)	3,433,335

Singapore – 2.7%
3,564,400	Ascendas India Trust (Real Estate Operating Companies)	2,642,234
551,500	City Developments Ltd. (Diversified)	4,417,468
1,677,500	Mapletree Commercial Trust (REIT) (Retail)	1,932,992

		8,992,694

Spain – 2.0%
44,005	Aedas Homes SAU (Real Estate Development)*(b)	1,562,227
367,086	Merlin Properties Socimi SA (REIT) (Diversified)	5,329,388

		6,891,615

Sweden – 1.3%
269,873	Castellum AB (Real Estate Operating Companies)	4,364,692

United Kingdom – 4.0%
306,885	Big Yellow Group plc (REIT) (Specialized)	3,846,993
2,450,805	Tritax Big Box REIT plc (REIT) (Industrial)	5,034,518
420,187	UNITE Group plc (The) (REIT) (Residential)	4,768,010

		13,649,521

United States – 50.3%
136,269	Acadia Realty Trust (REIT) (Retail)	3,729,682
60,176	Alexandria Real Estate Equities, Inc. (REIT) (Office)	7,592,406
59,710	AvalonBay Communities, Inc. (REIT) (Residential)	10,263,552
69,792	Boston Properties, Inc. (REIT) (Office)	8,753,313
67,488	Camden Property Trust (REIT) (Residential)	6,150,181
169,703	Chesapeake Lodging Trust (REIT) (Hotel)	5,369,403
436,211	Cousins Properties, Inc. (REIT) (Office)	4,226,885
121,804	CyrusOne, Inc. (REIT) (Specialized)	7,108,481
355,926	DDR Corp. (REIT) (Retail)	6,371,075
205,457	Duke Realty Corp. (REIT) (Industrial)	5,964,417
38,797	Equity LifeStyle Properties, Inc. (REIT) (Residential)	3,565,444
143,558	Equity Residential (REIT) (Residential)	9,143,209

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
21,611	Essex Property Trust, Inc. (REIT) (Residential)	$5,166,542
43,980	Extra Space Storage, Inc. (REIT) (Specialized)	4,389,644
48,623	Federal Realty Investment Trust (REIT) (Retail)	6,153,241
284,043	HCP, Inc. (REIT) (Health Care)	7,333,990
133,047	Healthcare Realty Trust, Inc. (REIT) (Health Care)	3,869,007
166,144	Hudson Pacific Properties, Inc. (REIT) (Office)	5,886,482
48,240	JBG SMITH Properties (REIT) (Office)	1,759,313
34,726	Life Storage, Inc. (REIT) (Specialized)	3,379,187
80,689	Pebblebrook Hotel Trust (REIT) (Hotel)	3,130,733
164,311	Prologis, Inc. (REIT) (Industrial)	10,793,590
16,160	Public Storage (REIT) (Specialized)	3,666,058
252,568	RLJ Lodging Trust (REIT) (Hotel)	5,569,124
28,935	Ryman Hospitality Properties, Inc. (REIT) (Hotel)	2,405,945
97,088	Simon Property Group, Inc. (REIT) (Retail)	16,523,407
140,534	Ventas, Inc. (REIT) (Health Care)	8,003,411
57,952	Vornado Realty Trust (REIT) (Office)	4,283,812

		170,551,534

TOTAL COMMON STOCKS
(Cost $311,459,932)		$325,332,384

Shares	Distribution Rate	Value
Investment Company(c) – 2.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,231,214	1.869%	$7,231,214
(Cost $7,231,214)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $318,691,146)		$332,563,598

Securities Lending Reinvestment Vehicle(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,377,712	1.869%	$1,377,712
(Cost $1,377,712)

TOTAL INVESTMENTS – 98.5%
(Cost $320,068,858)		$333,941,310

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		5,243,791

NET ASSETS – 100.0%		$339,185,101

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,429,833, which represents approximately 1.9% of net assets as of June 30, 2018. The liquidity determination is unaudited.
(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Australia – 9.1%
849,459	GPT Group (The) (REIT) (Diversified)	$3,178,279
915,509	Mirvac Group (REIT) (Diversified)	1,469,401
1,786,748	Propertylink Group (REIT) (Industrial)	1,401,699
574,055	Scentre Group (REIT) (Retail)	1,865,136
1,057,913	Shopping Centres Australasia Property Group (REIT) (Retail)	1,918,824

		9,833,339

Canada – 5.9%
62,436	Allied Properties REIT (REIT) (Office)	1,987,561
60,547	Canadian Apartment Properties REIT (REIT) (Residential)	1,963,350
209,372	Chartwell Retirement Residences (Health Care)	2,441,466

		6,392,377

France – 10.6%
21,321	Covivio (REIT) (Diversified)	2,215,316
15,658	Gecina SA (REIT) (Diversified)	2,615,799
90,485	Klepierre SA (REIT) (Retail)	3,399,807
14,684	Unibail-Rodamco-Westfield (REIT) (Retail)	3,233,251

		11,464,173

Germany – 7.9%
19,487	Instone Real Estate Group BV (Real Estate Development)*(a)	512,941
167,369	Vonovia SE (Real Estate Operating Companies)	7,954,944

		8,467,885

Hong Kong – 17.6%
801,000	CK Asset Holdings Ltd. (Real Estate Development)	6,340,966
152,200	Hongkong Land Holdings Ltd. (Real Estate Operating Companies)	1,088,067
417,500	Link REIT (REIT) (Retail)	3,807,345
374,475	Sun Hung Kai Properties Ltd. (Diversified)	5,641,817
288,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Operating Companies)	2,045,019

		18,923,214

Ireland – 1.7%
1,080,932	Green REIT plc (REIT) (Office)	1,868,222

Japan – 22.6%
499	Activia Properties, Inc. (REIT) (Diversified)	2,286,601
1,338	Daiwa House REIT Investment Corp. (REIT) (Diversified)	3,177,698
2,145	GLP J-Reit (REIT) (Industrial)	2,278,226
3,804	Invincible Investment Corp. (REIT) (Hotel)	1,711,715

Common Stocks – (continued)
Japan – (continued)
896	Japan Retail Fund Investment Corp. (REIT) (Retail)	$1,616,248
494	Kenedix Retail REIT Corp. (REIT) (Retail)	1,091,472
250,900	Mitsubishi Estate Co. Ltd. (Diversified)	4,379,938
132,500	Mitsui Fudosan Co. Ltd. (Diversified)	3,191,697
127,000	Sumitomo Realty & Development Co. Ltd. (Diversified)	4,676,771

		24,410,366

Norway(a) – 1.1%
85,480	Entra ASA (Real Estate Operating Companies)	1,165,021

Singapore – 4.6%
1,437,600	Ascendas India Trust (Real Estate Operating Companies)	1,065,671
253,100	City Developments Ltd. (Diversified)	2,027,309
1,580,200	Mapletree Commercial Trust (REIT) (Retail)	1,820,873

		4,913,853

Spain – 3.4%
23,748	Aedas Homes SAU (Real Estate Development)*(a)	843,081
191,750	Merlin Properties Socimi SA (REIT) (Diversified)	2,783,844

		3,626,925

Sweden – 1.9%
124,551	Castellum AB (Real Estate Operating Companies)	2,014,380

Switzerland – 1.6%
18,827	PSP Swiss Property AG (Registered) (Real Estate Operating Companies)	1,745,377

United Kingdom – 9.8%
170,801	Big Yellow Group plc (REIT) (Specialized)	2,141,096
181,691	British Land Co. plc (The) (REIT) (Retail)	1,607,417
54,653	Derwent London plc (REIT) (Office)	2,235,980
1,037,517	Tritax Big Box REIT plc (REIT) (Industrial)	2,131,299
212,660	UNITE Group plc (The) (REIT) (Residential)	2,413,128

		10,528,920

TOTAL COMMON STOCKS
(Cost $102,643,369)		$105,354,052

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Distribution Rate	Value
Investment Company(b) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
986,909	1.869%	$986,909
(Cost $986,909)

TOTAL INVESTMENTS – 98.7%
(Cost $103,630,278)		$106,340,961

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		1,401,729

NET ASSETS – 100.0%		$107,742,690

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,521,043, which represents approximately 2.3% of net assets as of June 30, 2018. The liquidity determination is unaudited.
(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 99.9%
Health Care – 10.2%
282,966	HCP, Inc. (REIT)	$7,306,182
149,496	Healthcare Realty Trust, Inc. (REIT)	4,347,344
145,479	Ventas, Inc. (REIT)	8,285,029
68,705	Welltower, Inc. (REIT)	4,307,117

		24,245,672

Hotel – 6.8%
121,584	Chesapeake Lodging Trust (REIT)	3,846,918
73,050	Pebblebrook Hotel Trust (REIT)	2,834,340
241,528	RLJ Lodging Trust (REIT)	5,325,692
49,986	Ryman Hospitality Properties, Inc. (REIT)	4,156,336

		16,163,286

Industrial – 10.5%
242,202	Duke Realty Corp. (REIT)	7,031,124
48,150	EastGroup Properties, Inc. (REIT)	4,601,214
201,397	Prologis, Inc. (REIT)	13,229,769

		24,862,107

Office – 17.8%
72,760	Alexandria Real Estate Equities, Inc. (REIT)	9,180,129
95,832	Boston Properties, Inc. (REIT)	12,019,250
455,829	Cousins Properties, Inc. (REIT)	4,416,983
214,220	Hudson Pacific Properties, Inc. (REIT)	7,589,815
48,441	JBG SMITH Properties (REIT)	1,766,643
97,247	Vornado Realty Trust (REIT)	7,188,498

		42,161,318

Residential – 20.5%
85,892	AvalonBay Communities, Inc. (REIT)	14,763,976
89,179	Camden Property Trust (REIT)	8,126,882
60,669	Equity LifeStyle Properties, Inc. (REIT)	5,575,481
199,605	Equity Residential (REIT)	12,712,843
31,877	Essex Property Trust, Inc. (REIT)	7,620,834

		48,800,016

Retail – 17.7%
132,809	Acadia Realty Trust (REIT)	3,634,982
308,526	DDR Corp. (REIT)	5,522,615
75,159	Federal Realty Investment Trust (REIT)	9,511,372
55,804	GGP, Inc. (REIT)	1,140,076
130,806	Simon Property Group, Inc. (REIT)	22,261,873

		42,070,918

Specialized – 16.4%
111,126	CyrusOne, Inc. (REIT)	6,485,313
32,982	Digital Realty Trust, Inc. (REIT)	3,680,132
26,116	Equinix, Inc. (REIT)	11,227,007
54,903	Extra Space Storage, Inc. (REIT)	5,479,868
25,312	Life Storage, Inc. (REIT)	2,463,111

Common Stocks – (continued)
Specialized – (continued)
38,102	Public Storage (REIT)	8,643,820
31,466	Weyerhaeuser Co. (REIT)	1,147,250

		39,126,501

TOTAL INVESTMENTS – 99.9%
(Cost $166,921,505)		$237,429,818

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		294,864

NET ASSETS – 100.0%		$237,724,682

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $311,459,932, $102,643,369 and $166,921,505)(a)	$325,332,384	$105,354,052	$237,429,818
Investments in affiliated issuers, at value (cost $7,231,214, $986,909 and $0)	7,231,214	986,909	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,377,712, $0 and $0)	1,377,712	—	—
Cash	5,224,550	1,215,996	85,361
Foreign currencies, at value (cost $97,427, $122,412 and $0)	97,425	122,038	—
Receivables:
Dividends	1,686,200	441,974	1,155,997
Foreign tax reclaims	161,576	285,355	—
Fund shares sold	119,238	88	26,358
Reimbursement from investment adviser	25,654	29,811	31,406
Securities lending income	6,296	—	—
Other assets	52,026	65,537	77,359
Total assets	341,314,275	108,501,760	238,806,299

Liabilities:
Payables:
Payable upon return of securities loaned	1,377,712	—	—
Fund shares redeemed	431,315	586,084	773,246
Management fees	259,209	86,350	170,016
Distribution and Service fees and Transfer Agency fees	8,877	5,056	29,149
Accrued expenses	52,061	81,580	109,206
Total liabilities	2,129,174	759,070	1,081,617

Net Assets:
Paid-in capital	329,275,816	134,558,199	156,307,489
Undistributed (distributions in excess of) net investment income	(1,752,067)	(617,026)	1,193,313
Accumulated net realized gain (loss)	(2,209,815)	(28,913,931)	9,715,567
Net unrealized gain	13,871,167	2,715,448	70,508,313
NET ASSETS	$339,185,101	$107,742,690	$237,724,682
Net Assets:
Class A	$1,191,816	$4,157,465	$31,705,897
Class C	28,420	623,578	8,503,347
Institutional	1,881,339	10,318,571	63,279,923
Service	—	—	2,279,047
Investor	29,237	122,127	8,808,761
Class P	18,536,754	91,861,326	119,373,757
Class R	28,826	—	2,557,793
Class R6	317,488,709	659,623	1,216,157
Total Net Assets	$339,185,101	$107,742,690	$237,724,682
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	112,928	650,115	2,035,092
Class C	2,694	97,162	569,698
Institutional	177,705	1,667,146	3,947,060
Service	—	—	145,196
Investor	2,766	19,262	561,271
Class P	1,755,079	14,874,852	7,448,841
Class R	2,730	—	165,742
Class R6	30,044,229	106,717	75,840
Net asset value, offering and redemption price per share:(b)
Class A	$10.55	$6.39	$15.58
Class C	10.55	6.42	14.93
Institutional	10.59	6.19	16.03
Service	—	—	15.70
Investor	10.57	6.34	15.69
Class P	10.56	6.18	16.03
Class R	10.56	—	15.43
Class R6	10.57	6.18	16.04

(a)	Includes loaned securities having a market value of $1,374,194 for the Global Real Estate Securities Fund.
(b)	Maximum public offering price per share for Class A Shares of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is $11.16, $6.76 and $16.49, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $313,461, $237,821 and $0)	$6,076,679	$2,482,868	$3,758,643
Dividends — affiliated issuers	34,312	2,990	1,747
Securities lending income — affiliated issuer	18,709	—	—
Total investment income	6,129,700	2,485,858	3,760,390

Expenses:
Management fees	1,670,948	587,271	1,147,165
Transfer Agency fees(a)	55,288	26,050	84,043
Custody, accounting and administrative services	53,654	65,705	47,403
Professional fees	47,864	48,968	48,688
Printing and mailing costs	12,216	19,592	32,338
Trustee fees	8,963	8,821	8,991
Registration fees	4,909	6,147	7,936
Distribution and Service fees(a)	1,992	9,164	93,559
Service share fees — Service and Shareholder Administration Plan	—	—	5,490
Other	8,552	15,476	12,932
Total expenses	1,864,386	787,194	1,488,545
Less — expense reductions	(230,896)	(201,773)	(258,330)
Net expenses	1,633,490	585,421	1,230,215
NET INVESTMENT INCOME	4,496,210	1,900,437	2,530,175

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $0, $0 and $4,678)	(1,064,956)	376,205	6,939,233
Foreign currency transactions	5,848	14,082	—
Net change in unrealized loss on:
Investments — unaffiliated issuers	(1,788,009)	(2,050,842)	(7,928,646)
Foreign currency translation	(4,868)	(2,735)	—
Net realized and unrealized loss	(2,851,985)	(1,663,290)	(989,413)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,644,225	$237,147	$1,540,762

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service		Investor	Class P(b)	Class R	Class R6
Global Real Estate Securities	$1,785	$137	$70	$1,285	$25	$17,834	$	N/A	$25	$358	$25	$35,736
International Real Estate Securities	5,276	3,888	N/A	3,799	700	19,582		N/A	97	1,784	N/A	88
Real Estate Securities	38,376	48,951	6,232	27,630	8,811	35,756		439	8,137	885	2,244	141

(b)	Commenced operation on April 17, 2018.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Real Estate Securities Fund
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$4,496,210	$4,688,643
Net realized loss	(1,059,108)	(146,579)
Net change in unrealized gain (loss)	(1,792,877)	15,524,132
Net increase in net assets resulting from operations	1,644,225	20,066,196

Distributions to shareholders:
From net investment income
Class A Shares	(15,726)	(28,974)
Class C Shares	(240)	(520)
Institutional Shares	(122,861)	(6,827,229)
Investor Shares(a)	(378)	(734)
Class P Shares(b)	(152,711)	—
Class R Shares	(308)	(590)
Class R6 Shares	(4,361,644)	(781)
From net realized gains
Class A Shares	—	(176)
Class C Shares	—	(3)
Institutional Shares	—	(34,564)
Investor Shares(a)	—	(3)
Class R Shares	—	(3)
Class R6 Shares	—	(3)
Total distributions to shareholders	(4,653,868)	(6,893,580)

From share transactions:
Proceeds from sales of shares	354,155,689	325,969,686
Reinvestment of distributions	4,653,581	6,892,789
Cost of shares redeemed	(357,025,085)	(33,435,340)
Net increase in net assets resulting from share transactions	1,784,185	299,427,135
TOTAL INCREASE (DECREASE)	(1,225,458)	312,599,751

Net assets:
Beginning of period	340,410,559	27,810,808
End of period	$339,185,101	$340,410,559
Distributions in excess of net investment income	$(1,752,067)	$(1,594,409)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operation on April 17, 2018.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets (continued)

	International Real Estate Securities Fund		Real Estate Securities Fund
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$1,900,437	$4,581,500	$2,530,175	$6,848,059
Net realized gain	390,287	103,643	6,939,233	47,112,824
Net change in unrealized gain (loss)	(2,053,577)	29,191,628	(7,928,646)	(47,855,543)
Net increase in net assets resulting from operations	237,147	33,876,771	1,540,762	6,105,340

Distributions to shareholders:
From net investment income
Class A Shares	(53,227)	(191,324)	(293,740)	(740,445)
Class C Shares	(4,862)	(28,242)	(51,773)	(148,930)
Institutional Shares	(138,356)	(5,930,145)	(1,230,513)	(5,372,052)
Service Shares	—	—	(20,095)	(38,675)
Investor Shares(a)	(1,716)	(7,218)	(94,563)	(209,034)
Class P Shares(b)	(1,418,076)	—	(824,815)	—
Class R Shares	—	—	(21,535)	(47,143)
Class R6 Shares	(9,994)	(498)	(12,912)	(768)
From net realized gains
Class A Shares	—	—	—	(6,396,123)
Class C Shares	—	—	—	(2,074,863)
Institutional Shares	—	—	—	(34,156,406)
Service Shares	—	—	—	(382,308)
Investor Shares(a)	—	—	—	(1,753,632)
Class R Shares	—	—	—	(501,533)
Class R6 Shares	—	—	—	(34,987)
Total distributions to shareholders	(1,626,231)	(6,157,427)	(2,549,946)	(51,856,899)

From share transactions:
Proceeds from sales of shares	99,438,137	19,554,247	149,097,029	61,694,002
Reinvestment of distributions	1,623,626	6,137,751	2,482,048	50,355,569
Cost of shares redeemed	(115,004,961)	(234,473,484)	(186,022,348)	(276,394,225)
Net decrease in net assets resulting from share transactions	(13,943,198)	(208,781,486)	(34,443,271)	(164,344,654)
TOTAL DECREASE	(15,332,282)	(181,062,142)	(35,452,455)	(210,096,213)

Net assets:
Beginning of period	123,074,972	304,137,114	273,177,137	483,273,350
End of period	$107,742,690	$123,074,972	$237,724,682	$273,177,137
Undistributed (distributions in excess of) of net investment income	$(617,026)	$(891,232)	$1,193,313	$1,213,084

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operation on April 17, 2018.

32	The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations		From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2018 - A	$10.64	$0.11		$(0.08)	$0.03		$(0.12)	$—	$—	$(0.12)
2018 - C	10.64	0.08		(0.08)	—	(e)	(0.09)	—	—	(0.09)
2018 - Institutional	10.66	—	(e)	0.06	0.06		(0.13)	—	—	(0.13)
2018 - Investor(f)	10.65	0.13		(0.07)	0.06		(0.14)	—	—	(0.14)
2018 - P (Commenced April 17, 2018)	10.30	0.15		0.20	0.35		(0.09)	—	—	(0.09)
2018 - R	10.65	0.11		(0.09)	0.02		(0.11)	—	—	(0.11)
2018 - R6	10.66	0.19		(0.13)	0.06		(0.15)	—	—	(0.15)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	10.05	0.21		0.63	0.84		(0.25)	— (e)	—	(0.25)
2017 - C	10.04	0.12		0.65	0.77		(0.17)	— (e)	—	(0.17)
2017 - Institutional	10.06	0.24		0.65	0.89		(0.29)	— (e)	—	(0.29)
2017 - Investor(f)	10.05	0.22		0.65	0.87		(0.27)	— (e)	—	(0.27
2017 - R	10.05	0.17		0.65	0.82		(0.22)	— (e)	—	(0.22)
2017 - R6	10.06	0.24		0.65	0.89		(0.29)	— (e)	—	(0.29)
2016 - A	10.44	0.17		(0.08)	0.09		(0.29)	(0.17)	(0.02)	(0.48)
2016 - C	10.43	0.10		(0.09)	0.01		(0.21)	(0.17)	(0.02)	(0.40)
2016 - Institutional	10.44	0.24		(0.10)	0.14		(0.32)	(0.17)	(0.03)	(0.52)
2016 - Investor(f)	10.44	0.20		(0.09)	0.11		(0.31)	(0.17)	(0.02)	(0.50)
2016 - R	10.44	0.14		(0.08)	0.06		(0.26)	(0.17)	(0.02)	(0.45)
2016 - R6	10.44	0.21		(0.07)	0.14		(0.33)	(0.17)	(0.02)	(0.52)

FOR THE PERIOD ENDED DECEMBER 31,
2015 - A (Commenced August 31, 2015)	10.00	0.05		0.52	0.57		(0.12)	(0.01)	—	(0.13)
2015 - C (Commenced August 31, 2015)	10.00	0.02		0.52	0.54		(0.10)	(0.01)	—	(0.11)
2015 - Institutional (Commenced August 31, 2015)	10.00	0.06		0.52	0.58		(0.13)	(0.01)	—	(0.14)
2015 - Investor (Commenced August 31, 2015)(f)	10.00	0.06		0.51	0.57		(0.12)	(0.01)	—	(0.13)
2015 - R (Commenced August 31, 2015)	10.00	0.04		0.52	0.56		(0.11)	(0.01)	—	(0.12)
2015 - R6 (Commenced August 31, 2015)	10.00	0.06		0.52	0.58		(0.13)	(0.01)	—	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.55	0.34%	$1,192	1.38	%(d)	1.53	%(d)	2.13	%(d)	44%
10.55	0.01	28	2.13	(d)	2.27	(d)	1.57	(d)	44
10.59	0.58	1,881	1.00	(d)	1.18	(d)	(0.08	)(d)	44
10.57	0.57	29	1.13	(d)	1.27	(d)	2.58	(d)	44
10.56	3.38	18,537	0.96	(d)	1.06	(d)	7.20	(d)	44
10.56	0.24	29	1.63	(d)	1.77	(d)	2.07	(d)	44
10.57	0.55	317,489	0.98	(d)	1.10	(d)	3.72	(d)	44

10.64	8.50	1,768	1.39		1.59		2.03		58
10.64	7.72	28	2.15		2.79		1.15		58
10.66	8.96	338,527	1.00		1.24		2.31		58
10.65	8.80	29	1.15		1.75		2.13		58
10.65	8.26	29	1.65		2.25		1.63		58
10.66	8.97	29	0.99		1.59		2.29		58
10.05	0.82	32	1.44		4.34		1.57		60
10.04	0.11	36	2.15		5.31		0.93		60
10.06	1.30	27,663	1.00		2.82		2.23		60
10.05	1.05	27	1.15		4.22		1.85		60
10.05	0.57	27	1.65		4.73		1.35		60
10.06	1.31	27	0.98		4.05		2.02		60

10.44	5.71	26	1.40	(d)	15.24	(d)	1.43	(d)	14
10.43	5.41	26	2.15	(d)	16.01	(d)	0.68	(d)	14
10.44	5.81	3,043	1.00	(d)	14.86	(d)	1.83	(d)	14
10.44	5.78	26	1.15	(d)	15.02	(d)	1.68	(d)	14
10.44	5.65	26	1.65	(d)	15.51	(d)	1.18	(d)	14
10.44	5.82	26	0.97	(d)	14.85	(d)	1.85	(d)	14

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2018 - A	$6.48	$0.10		$(0.11)	$(0.01)	$(0.08)
2018 - C	6.50	0.07		(0.10)	(0.03)	(0.05)
2018 - Institutional	6.26	0.10		(0.09)	0.01	(0.08)
2018 - Investor(e)	6.43	0.11		(0.11)	— (f)	(0.09)
2018 - P (Commenced April 17, 2018)	6.38	0.07		(0.17)	(0.10)	(0.10)
2018 - R6	6.26	0.17		(0.15)	0.02	(0.10)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	5.73	0.12		0.89	1.01	(0.26)
2017 - C	5.73	0.08		0.90	0.98	(0.21)
2017 - Institutional	5.54	0.14		0.87	1.01	(0.29)
2017 - Investor(e)	5.68	0.16		0.87	1.03	(0.28)
2017 - R6	5.54	0.14		0.87	1.01	(0.29)
2016 - A	6.09	0.12		(0.23)	(0.11)	(0.25)
2016 - C	6.09	0.07		(0.23)	(0.16)	(0.20)
2016 - Institutional	5.91	0.14		(0.24)	(0.10)	(0.27)
2016 - Investor(e)	6.04	0.12		(0.22)	(0.10)	(0.26)
2016 - R6	5.91	0.13		(0.23)	(0.10)	(0.27)
2015 - A	6.38	0.10		(0.24)	(0.14)	(0.15)
2015 - C	6.38	0.05		(0.24)	(0.19)	(0.10)
2015 - Institutional	6.19	0.12		(0.22)	(0.10)	(0.18)
2015 - Investor(e)	6.33	0.11		(0.24)	(0.13)	(0.16)
2015 - R6 (Commenced July 31, 2015)	6.33	0.05		(0.37)	(0.32)	(0.10)
2014 - A	6.54	0.21	(g)	(0.14)	0.07	(0.23)
2014 - C	6.53	0.16	(g)	(0.13)	0.03	(0.18)
2014 - Institutional	6.35	0.22	(g)	(0.12)	0.10	(0.26)
2014 - Investor(e)	6.48	0.20	(g)	(0.11)	0.09	(0.24)
2013 - A	6.46	0.15	(h)	0.22	0.37	(0.29)
2013 - C	6.46	0.11	(h)	0.20	0.31	(0.24)
2013 - Institutional	6.29	0.18	(h)	0.20	0.38	(0.32)
2013 - Investor(e)	6.40	0.18	(h)	0.20	0.38	(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.65% of average net assets.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.39	(0.11)%	$4,157	1.38	%(d)	1.73	%(d)	2.96	%(d)	27%
6.42	(0.45)	624	2.13	(d)	2.48	(d)	2.14	(d)	27
6.19	0.23	10,319	0.99	(d)	1.34	(d)	3.06	(d)	27
6.34	0.01	122	1.13	(d)	1.48	(d)	3.27	(d)	27
6.18	(1.63)	91,861	0.98	(d)	1.31	(d)	5.30	(d)	27
6.18	0.25	660	0.98	(d)	1.25	(d)	5.32	(d)	27

6.48	17.89	4,377	1.39		1.70		2.02		38
6.50	17.23	810	2.14		2.44		1.26		38
6.26	18.45	117,768	0.99		1.28		2.44		38
6.43	18.29	109	1.14		1.45		2.54		38
6.26	18.48	11	0.99		1.29		2.41		38
5.73	(1.84)	5,400	1.39		1.62		1.90		41
5.73	(2.65)	1,148	2.14		2.37		1.12		41
5.54	(1.63)	297,473	0.99		1.22		2.28		41
5.68	(1.57)	107	1.14		1.37		2.05		41
5.54	(1.61)	9	1.02		1.18		2.26		41
6.09	(2.25)	7,702	1.41		1.62		1.50		45
6.09	(3.03)	1,622	2.16		2.37		0.76		45
5.91	(1.73)	333,601	1.01		1.22		1.92		45
6.04	(2.04)	88	1.17		1.37		1.64		45
5.91	(5.03)	9	0.99	(d)	1.15	(d)	1.91	(d)	45
6.38	1.05	10,017	1.46		1.61		3.13	(g)	50
6.38	0.44	1,962	2.21		2.36		2.42	(g)	50
6.19	1.53	379,651	1.05		1.21		3.42	(g)	50
6.33	1.38	193	1.21		1.35		2.98	(g)	50
6.54	5.81	14,542	1.48		1.60		2.24	(h)	45
6.53	4.90	2,514	2.23		2.35		1.65	(h)	45
6.35	6.15	387,178	1.08		1.20		2.79	(h)	45
6.48	6.11	944	1.23		1.35		2.70	(h)	45

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2018 - A	$15.53	$0.13		$0.06	$0.19	$(0.14)	$—	$(0.14)
2018 - C	14.88	0.06		0.08	0.14	(0.09)	—	(0.09)
2018 - Institutional	15.98	0.14		0.08	0.22	(0.17)	—	(0.17)
2018 - Service	15.65	0.13		0.06	0.19	(0.14)	—	(0.14)
2018 - Investor(e)	15.65	0.15		0.05	0.20	(0.16)	—	(0.16)
2018 - P (Commenced April 17, 2018)	14.90	0.46		0.78	1.24	(0.11)	—	(0.11)
2018 - R	15.39	0.11		0.06	0.17	(0.13)	—	(0.13)
2018 - R6	15.98	0.22		0.01	0.23	(0.17)	—	(0.17)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	18.40	0.30		0.06	0.36	(0.29)	(2.94)	(3.23)
2017 - C	17.79	0.16		0.06	0.22	(0.19)	(2.94)	(3.13)
2017 - Institutional	18.81	0.37		0.08	0.45	(0.34)	(2.94)	(3.28)
2017 - Service	18.52	0.29		0.06	0.35	(0.28)	(2.94)	(3.22)
2017 - Investor(e)	18.50	0.36		0.06	0.42	(0.33)	(2.94)	(3.27)
2017 - R	18.27	0.26		0.05	0.31	(0.25)	(2.94)	(3.19)
2017 - R6	18.81	0.41		0.05	0.46	(0.35)	(2.94)	(3.29)
2016 - A	19.59	0.33		0.71	1.04	(0.32)	(1.91)	(2.23)
2016 - C	19.03	0.18		0.68	0.86	(0.19)	(1.91)	(2.10)
2016 - Institutional	19.97	0.41		0.74	1.15	(0.40)	(1.91)	(2.31)
2016 - Service	19.71	0.31		0.72	1.03	(0.31)	(1.91)	(2.22)
2016 - Investor(e)	19.68	0.39		0.71	1.10	(0.37)	(1.91)	(2.28)
2016 - R	19.47	0.29		0.70	0.99	(0.28)	(1.91)	(2.19)
2016 - R6	19.98	0.46		0.68	1.14	(0.40)	(1.91)	(2.31)
2015 - A	19.83	0.29		0.30	0.59	(0.31)	(0.52)	(0.83)
2015 - C	19.32	0.14		0.30	0.44	(0.21)	(0.52)	(0.73)
2015 - Institutional	20.18	0.38		0.30	0.68	(0.37)	(0.52)	(0.89)
2015 - Service	19.94	0.27		0.32	0.59	(0.30)	(0.52)	(0.82)
2015 - Investor(e)	19.90	0.35		0.30	0.65	(0.35)	(0.52)	(0.87)
2015 - R	19.73	0.27		0.27	0.54	(0.28)	(0.52)	(0.80)
2015 - R6 (Commenced July 31, 2015)	19.93	0.22		0.48	0.70	(0.13)	(0.52)	(0.65)
2014 - A	15.54	0.21	(f)	4.36	4.57	(0.28)	—	(0.28)
2014 - C	15.18	0.07	(f)	4.25	4.32	(0.18)	—	(0.18)
2014 - Institutional	15.80	0.27	(f)	4.44	4.71	(0.33)	—	(0.33)
2014 - Service	15.63	0.18	(f)	4.39	4.57	(0.26)	—	(0.26)
2014 - Investor(e)	15.59	0.31	(f)	4.31	4.62	(0.31)	—	(0.31)
2014 - R	15.48	0.19	(f)	4.31	4.50	(0.25)	—	(0.25)
2013 - A	15.44	0.16		0.18	0.34	(0.24)	—	(0.24)
2013 - C	15.12	0.05		0.16	0.21	(0.15)	—	(0.15)
2013 - Institutional	15.68	0.24		0.17	0.41	(0.29)	—	(0.29)
2013 - Service	15.53	0.14		0.18	0.32	(0.22)	—	(0.22)
2013 - Investor(e)	15.49	0.22		0.15	0.37	(0.27)	—	(0.27)
2013 - R	15.39	0.14		0.16	0.30	(0.21)	—	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.58	1.28%	$31,706	1.30	%(d)	1.52	%(d)	1.80	%(d)	24%
14.93	0.93	8,503	2.05	(d)	2.27	(d)	0.91	(d)	24
16.03	1.42	63,280	0.91	(d)	1.13	(d)	1.84	(d)	24
15.70	1.22	2,279	1.41	(d)	1.63	(d)	1.73	(d)	24
15.69	1.32	8,809	1.05	(d)	1.27	(d)	2.05	(d)	24
16.03	8.33	119,374	0.90	(d)	1.06	(d)	14.29	(d)	24
15.43	1.11	2,558	1.55	(d)	1.77	(d)	1.57	(d)	24
16.04	1.49	1,216	0.90	(d)	1.08	(d)	2.92	(d)	24

15.53	2.11	38,120	1.31		1.54		1.65		35
14.88	1.38	12,421	2.06		2.29		0.92		35
15.98	2.58	206,095	0.91		1.14		1.98		35
15.65	2.07	2,446	1.41		1.64		1.60		35
15.65	2.42	10,776	1.06		1.29		1.99		35
15.39	1.92	3,092	1.56		1.79		1.45		35
15.98	2.60	227	0.90		1.14		2.23		35
18.40	5.38	54,869	1.31		1.52		1.62		31
17.79	4.56	15,578	2.06		2.27		0.91		31
18.81	5.81	397,211	0.91		1.12		2.03		31
18.52	5.20	2,951	1.41		1.62		1.55		31
18.50	5.65	8,467	1.06		1.27		1.92		31
18.27	5.08	4,156	1.56		1.77		1.44		31
18.81	5.77	42	0.90		1.09		2.25		31
19.59	3.14	57,936	1.26		1.51		1.44		41
19.03	2.39	15,056	2.01		2.26		0.73		41
19.97	3.56	463,105	0.86		1.11		1.88		41
19.71	3.09	2,744	1.36		1.61		1.35		41
19.68	3.44	7,283	1.01		1.26		1.77		41
19.47	2.89	3,149	1.50		1.77		1.38		41
19.98	3.64	10	0.91	(d)	1.07	(d)	2.65	(d)	41
19.83	29.63	73,103	1.39		1.52		1.15	(f)	52
19.32	28.64	16,497	2.14		2.26		0.39	(f)	52
20.18	30.10	502,407	0.99		1.11		1.49	(f)	52
19.94	29.49	3,527	1.49		1.61		0.98	(f)	52
19.90	29.94	6,900	1.14		1.27		1.70	(f)	52
19.73	29.29	1,877	1.64		1.77		1.05	(f)	52
15.54	2.13	51,599	1.41		1.51		0.99		61
15.18	1.35	12,375	2.16		2.26		0.29		61
15.80	2.54	419,564	1.01		1.11		1.46		61
15.63	2.03	3,342	1.51		1.61		0.88		61
15.59	2.33	808	1.16		1.26		1.33		61
15.48	1.90	802	1.66		1.76		0.90		61

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Real Estate Securities	A, C, Institutional, Investor, P(a), R and R6	Non-diversified
International Real Estate Securities	A, C, Institutional, Investor, P(a) and R6	Non-diversified
Real Estate Securities	A, C, Institutional, Service, Investor, P(a), R and R6	Non-diversified

(a)	Commenced operations on April 17, 2018.

Class A Shares of the Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
International Real Estate Securities	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of June 30, 2018:

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$75,080,944	$—
Australia and Oceania	—	13,457,485	—
Europe	—	56,998,319	—
North America	179,795,636	—	—
Investment Company	7,231,214	—	—
Securities Lending Reinvestment Vehicle	1,377,712	—	—
Total	$188,404,562	$145,536,748	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$48,247,433	$—
Australia and Oceania	—	9,833,339	—
Europe	—	40,880,903	—
North America	6,392,377	—	—
Investment Company	986,909	—	—
Total	$7,379,286	$98,961,675	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$237,429,818	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of June 30, 2018, contractual management fees with GSAM were at the following rates. The Effective Rate and Effective Net Management Rate represent the rates for the six month period ended June 30, 2018.

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Global Real Estate Securities	0.93%	0.84%	0.80%	0.78%	0.76%	1.01%	0.93%
International Real Estate Securities	0.95	0.95	0.86	0.81	0.80	1.02	0.95
Real Estate Securities	0.87	0.78	0.74	0.73	0.71	0.96	0.87

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

Prior to April 30, 2018, the contractual management fee rates for the Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund were as stated below.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Global Real Estate Securities	1.05%	0.95%	0.90%	0.88%	0.86%
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88
Real Estate Securities	1.00	0.90	0.86	0.84	0.82

The Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2018, GSAM waived $3,603, $329 and $221 of the Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plans	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Global Real Estate Securities	$303	$—
International Real Estate Securities	4	3
Real Estate Securities	561	3

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.004%. These Other Expense limitations will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to April 30, 2018, the Other Expense limitation was 0.034% for the Global Real Estate Securities Fund. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Global Real Estate Securities	$133,939	$96,957	$—	$230,896
International Real Estate Securities	38,988	162,398	387	201,773
Real Estate Securities	104,103	153,491	736	258,330

G.  Line of Credit Facility — As of June 30, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2018, the Funds did not have any borrowings under the facility. Prior to May 1, 2018 the facility was $1,100,000,000. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2018	Shares as of June 30, 2018	Dividend Income from Affiliated Investment Company
Global Real Estate Securities	$5,247,385	$76,927,904	$(74,944,075)	$7,231,214	7,231,214	$34,312
International Real Estate Securities	—	14,203,734	(13,216,825)	986,909	986,909	2,990
Real Estate Securities	—	17,631,347	(17,631,347)	—	—	1,747

As of June 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class C	Investor	Class R	Institutional
Global Real Estate Securities	100%	100%	100%	95%
International Real Estate Securities	—	8	—	—

As of June 30, 2018, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds.

Fund	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio
Global Real Estate Securities	12%	19%	28%	19%	7%

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2018, were as follows:

Fund	Purchases	Sales
Global Real Estate Securities	$142,311,419	$141,765,327
International Real Estate Securities	30,875,787	45,668,207
Real Estate Securities	58,879,642	92,208,913

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities Fund may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Global Real Estate Securities Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2018, are reported under Investment Income on the Statements of Operations.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

6. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended June 30, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs
Global Real Estate Securities	$2,085	$5,782

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2018
Global Real Estate Securities	$—	$24,531,424	$(23,153,712)	$1,377,712

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2017, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Capital loss carryforwards:(1)
Expiring 2018	$—	$(18,621,372)	$—
Perpetual Short-term	—	(882,488)	—
Perpetual Long-term	(63,163)	(9,383,767)	—
Total capital loss carryforwards	$(63,163)	$(28,887,627)	$—
Timing differences (Qualified Late Year Loss Deferral/Qualified Deferred Dividend/Post October Loss Deferral)	$79,297	$—	$748,212

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$323,434,662	$105,507,696	$169,506,902
Gross unrealized gain	18,832,960	7,003,451	70,852,999
Gross unrealized loss	(8,326,312)	(6,170,186)	(2,930,083)
Net unrealized gain	$10,506,648	$833,265	$67,922,916

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of passive foreign investment companies and real estate investment trust investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,426	$94,180	171,268	$1,799,548
Reinvestment of distributions	1,517	15,713	2,793	29,146
Shares redeemed	(64,208)	(657,465)	(11,013)	(115,935)
	(53,265)	(547,572)	163,048	1,712,759
Class C Shares
Reinvestment of distributions	23	240	50	523
Shares redeemed	—	5	(992)	(10,278)
	23	245	(942)	(9,755)
Institutional Shares
Shares sold	1,210,269	12,746,692	31,553,271	324,170,138
Reinvestment of distributions	11,994	122,587	657,437	6,861,006
Shares redeemed	(32,813,450)	(326,872,517)	(3,192,300)	(33,309,127)
	(31,591,187)	(314,003,238)	29,018,408	297,722,017
Investor Shares(a)
Reinvestment of distributions	36	378	71	737
Shares redeemed	—	5	—	—
	36	383	71	737
Class P Shares(b)
Shares sold	1,752,957	18,660,306	—	—
Reinvestment of distributions	14,503	152,711	—	—
Shares redeemed	(12,381)	(130,698)	—	—
	1,755,079	18,682,319	—	—
Class R Shares
Reinvestment of distributions	30	308	57	593
Shares redeemed	—	5	—	—
	30	313	57	593
Class R6 Shares
Shares sold	32,468,696	322,654,511	—	—
Reinvestment of distributions	419,895	4,361,644	76	784
Shares redeemed	(2,847,102)	(29,364,420)	—	—
	30,041,489	297,651,735	76	784
NET INCREASE	152,205	$1,784,185	29,180,718	$299,427,135

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Real Estate Securities Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	32,094	$210,465	72,233	$440,986
Reinvestment of distributions	8,287	52,788	30,269	190,118
Shares redeemed	(65,506)	(426,770)	(370,268)	(2,283,708)
	(25,125)	(163,517)	(267,766)	(1,652,604)
Class C Shares
Shares sold	1,079	7,307	2,101	12,762
Reinvestment of distributions	761	4,862	4,442	27,993
Shares redeemed	(29,368)	(191,980)	(82,201)	(506,181)
	(27,528)	(179,811)	(75,658)	(465,426)
Institutional Shares
Shares sold	283,988	1,819,683	3,204,976	18,811,155
Reinvestment of distributions	22,073	136,190	973,468	5,911,924
Shares redeemed	(17,437,087)	(111,572,961)	(39,049,037)	(231,364,110)
	(17,131,026)	(109,617,088)	(34,870,593)	(206,641,031)
Investor Shares(a)
Shares sold	4,418	28,739	49,028	289,344
Reinvestment of distributions	271	1,716	1,167	7,218
Shares redeemed	(2,425)	(15,677)	(51,973)	(319,485)
	2,264	14,778	(1,778)	(22,923)
Class P Shares(b)
Shares sold	14,985,968	96,056,730	—	—
Reinvestment of distributions	230,581	1,418,076	—	—
Shares redeemed	(341,697)	(2,117,746)	—	—
	14,874,852	95,357,060	—	—
Class R6 Shares
Shares sold	210,581	1,315,213	—	—
Reinvestment of distributions	1,623	9,994	82	498
Shares redeemed	(107,256)	(679,827)	—	—
	104,948	645,380	82	498
NET DECREASE	(2,201,615)	$(13,943,198)	(35,215,713)	$(208,781,486)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	163,098	$2,430,121	639,033	$11,521,192
Reinvestment of distributions	16,958	256,720	405,796	6,351,489
Shares redeemed	(598,884)	(8,739,321)	(1,573,157)	(28,410,380)
	(418,828)	(6,052,480)	(528,328)	(10,537,699)
Class C Shares
Shares sold	16,805	237,492	45,840	787,209
Reinvestment of distributions	3,293	47,883	141,534	2,112,895
Shares redeemed	(284,889)	(3,989,611)	(228,395)	(3,999,777)
	(264,791)	(3,704,236)	(41,021)	(1,099,673)
Institutional Shares
Shares sold	1,734,755	25,337,851	2,184,495	40,801,687
Reinvestment of distributions	80,328	1,222,389	2,431,191	39,332,107
Shares redeemed	(10,766,167)	(167,727,430)	(12,834,900)	(236,400,068)
	(8,951,084)	(141,167,190)	(8,219,214)	(156,266,274)
Service Shares
Shares sold	18,733	270,886	34,219	593,259
Reinvestment of distributions	655	9,970	14,034	220,999
Shares redeemed	(30,510)	(442,666)	(51,326)	(946,589)
	(11,122)	(161,810)	(3,073)	(132,331)
Investor Shares(a)
Shares sold	67,582	990,227	361,477	6,719,342
Reinvestment of distributions	6,221	94,563	124,404	1,962,666
Shares redeemed	(201,258)	(2,956,491)	(254,851)	(4,632,822)
	(127,455)	(1,871,701)	231,030	4,049,186
Class P Shares(b)
Shares sold	7,454,092	118,216,186	—	—
Reinvestment of distributions	51,616	824,815	—	—
Shares redeemed	(56,867)	(891,765)	—	—
	7,448,841	118,149,236	—	—
Class R Shares
Shares sold	24,200	351,221	61,079	1,062,320
Reinvestment of distributions	853	12,796	21,933	339,658
Shares redeemed	(60,214)	(874,998)	(109,624)	(1,980,661)
	(35,161)	(510,981)	(26,612)	(578,683)
Class R6 Shares
Shares sold	87,153	1,263,045	10,998	208,993
Reinvestment of distributions	830	12,912	2,249	35,755
Shares redeemed	(26,332)	(400,066)	(1,268)	(23,928)
	61,651	875,891	11,979	220,820
NET DECREASE	(2,297,949)	$(34,443,271)	(8,575,239)	$(164,344,654)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended June 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018, which represents a period of 181 days of a 365 day year. The Class P example is based on the period from April 17, 2018 through June 30, 2018, which represents a period of 74 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from January 1, 2018 through June 30, 2018 for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Real Estate Securities Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*
Class A
Actual	$1,000	$1,003.40		$6.85	$1,000	$998.90		$6.84	$1,000	$1,012.80		$6.49
Hypothetical 5% return	1,000	1,017.95	+	6.90	1,000	1,017.95	+	6.90	1,000	1,018.35	+	6.51
Class C
Actual	1,000	1,000.10		10.56	1,000	995.50		10.54	1,000	1,009.30		10.21
Hypothetical 5% return	1,000	1,014.23	+	10.64	1,000	1,014.23	+	10.64	1,000	1,014.63	+	10.24
Institutional
Actual	1,000	1,005.80		4.97	1,000	1,002.30		4.91	1,000	1,014.20		4.54
Hypothetical 5% return	1,000	1,019.84	+	5.01	1,000	1,019.89	+	4.96	1,000	1,020.28	+	4.56
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,012.20		7.03
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.80	+	7.05
Investor
Actual	1,000	1,005.70		5.62	1,000	1,000.10		5.60	1,000	1,013.20		5.24
Hypothetical 5% return	1,000	1,019.19	+	5.66	1,000	1,019.19	+	5.66	1,000	1,019.59	+	5.26
Class P(a)
Actual	1,000	1,033.80		1.98	1,000	983.70		1.97	1,000	1,083.30		1.90
Hypothetical 5% return	1,000	1,020.03	+	4.81	1,000	1,019.93	+	4.91	1,000	1,020.33	+	4.51
Class R
Actual	1,000	1,002.40		8.09	N/A	N/A		N/A	1,000	1,011.10		7.73
Hypothetical 5% return	1,000	1,016.71	+	8.15	N/A	N/A		N/A	1,000	1,017.11	+	7.75
Class R6
Actual	1,000	1,005.50		4.87	1,000	1,002.50		4.87	1,000	1,014.90		4.50
Hypothetical 5% return	1,000	1,019.93	+	4.91	1,000	1,019.93	+	4.91	1,000	1,020.33	+	4.51

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Global Real Estate Securities	1.38%	2.13%	1.00%	N/A	1.13%	0.96%	1.63%	0.98%
International Real Estate Securities	1.38	2.13	0.99	N/A	1.13	0.98	N/A	0.98
Real Estate Securities	1.30	2.05	0.91	1.41%	1.05	0.90	1.55	0.90

(a)	Commenced operations on April 17, 2018.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, and Goldman Sachs Real Estate Securities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the International Real Estate Securities Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, (in the case of the Global Real Estate Securities Fund and International Real Estate Securities Fund) securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except the Global Real Estate Securities Fund) ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the International Real Estate Securities Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Global Real Estate Securities Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2018. They observed that the International Real Estate Securities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the fourth quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2018. The Trustees considered that the International Real Estate Securities Fund has a “global” peer group and benchmark that contemplates investments in U.S. and non-U.S. securities, whereas the Fund invests only in non-U.S. securities. They also noted that the International Real Estate Securities Fund had experienced certain portfolio management changes in the first half of 2018. The Trustees considered that the Real Estate Securities Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the five- and ten-year periods and in the fourth quartile for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees noted that each Fund’s management fee breakpoint schedule had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
First $1 billion	0.93%	0.95%	0.87%
Next $1 billion	0.84	0.95	0.78
Next $3 billion	0.80	0.86	0.74
Next $3 billion	0.78	0.81	0.73
Over $8 billion	0.76	0.80	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) (in the case of the Global Real Estate Securities Fund and International Real Estate Securities Fund) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (g) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[6]
∎	International Equity ESG Fund[7]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[8]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[7]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[8]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and
Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 138622-OTU-813649 RESSAR-18/3.2k

Goldman Sachs Funds

Semi-Annual Report	June 30, 2018

Select Satellite Funds
Absolute Return Tracker
Alternative Premia*
Commodity Strategy
Managed Futures Strategy

*Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Goldman Sachs Select Satellite Funds

∎	ABSOLUTE RETURN TRACKER

∎	ALTERNATIVE PREMIA

∎	COMMODITY STRATEGY

∎	MANAGED FUTURES STRATEGY

TABLE OF CONTENTS

Portfolio Management Discussions and Performance Summaries	1

Consolidated Schedules of Investments	23

Consolidated Financial Statements	66

Consolidated Financial Highlights	70

Notes to Financial Statements	98

Other Information	124

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 0.54%, 0.23%, 0.73%, 0.63%, 0.33% and 0.73%, respectively. These returns compare to the -0.85% cumulative total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P shares generated a cumulative total return of 0.10%. This compares to the -0.76% cumulative total return of the HFRX Global Hedge Fund Index during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall posted losses, albeit modest, during the Reporting Period, following their strongest calendar year performance in four years in 2017. Event driven hedge funds were weakest, with the HFRX Event Driven Index returning -4.49%. Global macro hedge funds also posted negative returns, with the HFRX Macro/CTA Index returning -1.81% for the Reporting Period. Relative value hedge funds performed best during the Reporting Period, with the HFRX Relative Value Arbitrage Index returning 2.20%. Equity long/short hedge funds, as measured by the HFRX Equity Hedge Index generated a modestly positive return of 0.24%.

As the Reporting Period began, hedge funds were up overall, with the HFRX Global Hedge Fund Index gaining 2.45% for the first month of 2018. Global equities rallied in January, particularly in the U.S., as the S&P 500 Index posted a gain of 5.73% amidst a backdrop of strong earnings growth. Global government bond yields edged higher toward late January. The U.S. dollar depreciated against many global currencies during the month, including the British pound sterling, euro and Japanese yen. Commodities gained broadly across energy, precious metals and agriculture sectors. Hedge funds gained across styles in January, led by global macro hedge funds. Hedge funds were then down overall in February 2018, with the HFRX Global Hedge Fund Index returning -2.42% for the month. Global equities declined sharply on the back of market speculation of a faster pace of interest rate hikes, which stoked a sharp rise in volatility. U.S. government bond yields rose during the month, while European government bond yields declined modestly. The U.S. dollar was mixed against global currencies, and agricultural commodities posted gains, while energy and metals declined. Global macro hedge funds, event driven hedge funds and equity long/short hedge funds overall lost ground; relative value hedge funds eked out a modest gain in February. Hedge funds overall posted losses in March 2018, with the HFRX Global Hedge Fund Index returning -0.98%. Equities were down across geographies on the back of escalating trade tensions and tariffs. Government bond yields declined overall for the month, and the U.S. dollar was mixed against global currencies. Hedge funds were down

[1]The	HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

1

PORTFOLIO RESULTS

across all four major styles in March 2018, with event driven hedge funds posting the largest declines.

Hedge funds were slightly up overall in April 2018. The HFRX Global Hedge Fund Index returned 0.09% for the month. Equities were generally up in April across geographies, albeit mixed across sectors in the U.S. Government bond yields increased overall; oil prices rose; and the U.S. dollar strengthened against global currencies. Hedge funds were mixed across styles in April 2018, with macro, relative value and event driven managers posting modest gains for the month, and equity long/short managers posting modest declines. Hedge funds were slightly up overall in May 2018, with the HFRX Global Hedge Fund Index returning 0.26% for the month. Equities were mixed across geographies, with U.S. equities posting gains on the back of strong economic data, while European and emerging market equities declined against a backdrop of geopolitical and trade uncertainty. Government bond yields declined in May 2018; commodities generally posted gains; and the U.S. dollar strengthened against global currencies. For the month, relative value, equity long/short and event driven hedge fund indices posted modest gains, while the macro index was slightly down. Hedge funds were slightly down overall in June 2018, with the HFRX Global Hedge Fund Index returning -0.19% for the month. Equities were mixed in June across geographies, with U.S. equities posting modest gains, while emerging market equities declined sharply against a backdrop of escalating trade tensions between the U.S. and China. The U.S. Federal Reserve (the “Fed”) increased its targeted federal funds rate in June, its second increase of the calendar year; the U.S. dollar gained against most global currencies; and commodities delivered mixed performance across sectors. For the month of June 2018, hedge funds were mixed across styles, with equity long/short and event driven hedge funds losing ground overall, and macro and relative value hedge funds as a whole posting modest gains.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund indices. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, the Fund’s Equity Long/Short and Event Driven Hedge Fund Sub-Strategies contributed positively to performance on an absolute basis, while its Macro Hedge Fund Sub-Strategy detracted from absolute performance. The Fund’s Relative Value Hedge Fund Sub-Strategy had a rather neutral effect on performance during the Reporting Period.

Among the four Sub-Strategies, the Fund’s Equity Long/Short Hedge Fund Sub-Strategy contributed most positively to the Fund’s absolute return during the Reporting Period. Long exposure to single-name stocks to which hedge funds had large investments (based on 13F filings with the Securities & Exchange Commission (“SEC”)) and technology stocks contributed the most. Conversely, long exposure to emerging market equities and short exposure to U.S. growth equities detracted from results.

The Fund’s Event Driven Hedge Fund Sub-Strategy also contributed to the Fund’s results during the Reporting Period, with the strongest performance from long exposure to U.S. small cap equities and senior bank loans. The Fund’s Event Driven S&P 500 put writing strategy and long exposure to U.S. high yield credit detracted most from results during the Reporting Period. (Put options are most commonly used in the stock market to protect against the decline of the price of a stock below a specified price. If the price of the stock declines below the specified price of the put option, the owner/buyer of the put has the right, but not the obligation, to sell the asset at the specified price, while the seller of the put has the obligation to purchase the asset at the strike price if the owner uses the right to do so (the owner/buyer is said to exercise the put or put option).)

The Fund’s Macro Hedge Fund Sub-Strategy detracted from the Fund’s return on an absolute basis during the Reporting Period. Weak performance from the trend-following strategy outweighed gains from long exposure to a broad commodity index.

The Fund’s Relative Value Hedge Fund Sub-Strategy had a rather neutral effect on the Fund’s performance during the Reporting Period. The Relative Value S&P 500 put writing strategy as well as long exposure to European high yield credit detracted from the Sub-Strategy’s results, while its convertible arbitrage strategy and long exposure to senior bank loans contributed positively.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds,

2

PORTFOLIO RESULTS

currencies, credit, real estate and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging markets equities, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used total return swaps to gain exposure to U.S. large cap growth and value equities, a broad commodity index, Master Limited Partnerships, and developed market and developed market growth equity indices. The Fund also used listed put options on the S&P 500 Index within the put writing sub-strategies to gain exposure to U.S. large cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. Overall, the use of derivatives had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	The Fund’s Equity Long/Short Hedge Fund Sub-Strategy was enhanced in May 2018, with the addition of four new market-neutral factors—global long/short growth, global long/short momentum, global long/short quality, and global long/short value. These factors are implemented with long positions in single-name stocks across developed regions in the case of the global long/short momentum, global long/short quality, and global long/short value factors and long exposure to a developed market growth equity index in the case of the long/short growth factor as well as short exposure to broad market indices across all four factors. We believe this enhancement may improve our ability to deliver the risk and return profile of equity long/short hedge fund managers.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 47% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 27% to the Macro Hedge Fund Sub-Strategy, 19% to the Relative Value Hedge Fund Sub-Strategy and 7% to the Event Driven Hedge Fund Sub-Strategy.

Q	What is the Fund’s tactical view and strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

3

FUND BASICS

Absolute Return Tracker Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]
Class A	0.54%	-0.85%
Class C	0.23	-0.85
Institutional	0.73	-0.85
Investor	0.63	-0.85
Class R	0.33	-0.85
Class R6	0.73	-0.85

April 17, 2018–June 30, 2018
Class P	0.10%	-0.76%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Year	Since Inception	Inception Date
Class A	-1.36%	2.49%	0.77%	0.50%	5/30/08
Class C	2.61	2.89	0.59	0.32	5/30/08
Institutional	4.73	4.05	1.75	1.47	5/30/08
Investor	4.62	3.90	1.60	1.32	5/30/08
Class P	N/A	N/A	N/A	0.10	4/17/18
Class R	4.14	3.38	1.08	0.81	5/30/08
Class R6	4.75	N/A	N/A	3.33	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.33%
Class C	1.92	2.08
Institutional	0.78	0.94
Investor	0.92	1.08
Class P	0.77	0.93
Class R	1.42	1.58
Class R6	0.77	0.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Alternative Premia Fund

Investment Objective

The Fund seeks long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Alternative Premia Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -1.57%, -1.91%, -1.32%, -1.44%, -1.60% and -1.33%, respectively. These returns compare to the 0.92% cumulative total return of the Fund’s benchmark, the ICE® Bank of America Merrill Lynch® USD LIBOR 3-Month Constant Maturity Index (the “LIBOR Three-Month Index”). The Fund’s former benchmark, the ICE® BofAML® USD LIBOR One-Month Constant Maturity Index had a cumulative return of 0.86% for the Reporting Period. The Fund’s former secondary benchmark, the Dynamic Allocation Fund Composite Index, composed 60% of the MSCI All Country World Index Investable Market Index (net, unhedged) (“MSCI ACWI IMI”) and 40% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, hedged) (“Barclays Bond Index”), returned -0.01% during the same period. The MSCI ACWI IMI and Barclays Bond Index posted cumulative total returns of -0.18% and 0.07%, respectively, during the same period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.02%. This compares to the -0.49% cumulative total return of the LIBOR Three-Month Index during the same time period. The ICE® BofAML® USD LIBOR One-Month Constant Maturity Index, the Dynamic Allocation Fund Composite Index, the MSCI ACWI IMI and the Barclays Bond Index posted cumulative total returns of 0.39%, -0.76%, -1.42% and 0.23%, respectively, during the same period.

We note that the Fund’s benchmark being the LIBOR Three-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 6.01% during the Reporting Period. To compare, the overall annualized volatility of the S&P® 500 Index during the same time period was 16.32%.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	Overall, the Fund realized negative absolute returns during the Reporting Period. From an asset class perspective, alternative risk premia in equities and commodities detracted the most from performance. (Alternative risk premia are multi-asset, quantitatively driven investment strategies that seek to capture diversified sources of returns.) On the upside, allocations to currency and fixed income premia contributed positively.

Many asset classes experienced significant trend reversals during the first quarter of 2018 and the early part of the second quarter of 2018, especially commodities and equities. Therefore, from a style perspective, momentum-typed premia detracted the most from performance. Value-typed premia also detracted from performance, especially within equities. On the other hand, structural-typed premia contributed positively to performance. Carry-typed premia also contributed positively, albeit to a lesser extent. Momentum styles seek to exploit the tendency for recent relative price movements to continue in the near future. Value styles seek to take advantage of the tendency for assets with low or high market prices to revert to their fundamental valuation. Structural styles seek to profit from anomalies or mispricing present in the market. Carry styles seek to capitalize on the tendency for higher yielding assets to outperform lower yielding assets.

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PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund allocated to alternative risk premia across a range of asset classes, which may include equities, fixed income, credit, currencies and commodities. The Fund used derivative instruments to gain exposure to these asset classes. Instruments traded included foreign exchange forward contracts, options, futures contracts and options and swaps on futures contracts, credit, currency, index, interest rate, and total return swaps. The use of these instruments is integral to the Fund’s current investment strategy, which realized negative absolute returns during the Reporting Period.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	The Fund is a multi-alternative solution that seeks to deliver long-term absolute return differentiated from those returns of core equities and fixed income markets. The Fund maintains a diversified set of exposures across equities, fixed income, currencies, commodities and credit. At the end of the Reporting Period, we maintained conviction in our diversified approach and intend to continue to manage the Fund consistent with stated objectives. There is no guarantee that the Fund’s diversified alternative investment strategies will cause it to achieve its investment objective.

7

FUND BASICS

Alternative Premia Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018– June 30, 2018	Fund Total Return (based on NAV)[1]	ICE BofA Merrill Lynch USD LIBOR Three-Month Constant Maturity Index[2]	ICE BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[3]	Dynamic Allocation Fund Composite Index[4]	MSCI All Country World Index Investable Market Index[5]	Bloomberg Barclays Global Aggregate Bond Index[6]
Class A	-1.57%	0.92%	0.86%	-0.01%	-0.18%	0.07%
Class C	-1.91	0.92	0.86	-0.01	-0.18	0.07
Institutional	-1.32	0.92	0.86	-0.01	-0.18	0.07
Investor	-1.44	0.92	0.86	-0.01	-0.18	0.07
Class R	-1.60	0.92	0.86	-0.01	-0.18	0.07
Class R6	-1.33	0.92	0.86	-0.01	-0.18	0.07

April 17, 2018–June 30, 2018
Class P	1.02%	0.49%	0.39%	-0.76%	-1.42%	0.23%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE Bank of America Merrill Lynch USD LIBOR Three-Month Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The ICE Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Dynamic Allocation Fund Composite Index is comprised 60% of the MSCI ACWI IMI Index and 40% of the Bloomberg Barclays Global Aggregate Bond Index.

[5]	The MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 30, 2018, the MSCI ACWI IMI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate Bond Index (the “Barclays Bond Index”) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of the Barclays Bond Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Barclays Bond Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Barclays Bond Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to

8

FUND BASICS

obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

STANDARDIZED TOTAL RETURNS[7]
For the period ended 6/30/2018	One Year	Five Years	Since Inception	Inception Date
Class A	1.62%	2.44%	2.90%	1/5/10
Class C	5.77	2.84	2.84	1/5/10
Institutional	8.07	4.01	4.01	1/5/10
Investor	7.91	3.85	3.85	1/5/10
Class P	N/A	N/A	1.02	4/17/18
Class R	7.40	3.35	3.35	1/5/10
Class R6	7.97	N/A	4.46	7/31/15

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.48%
Class C	2.09	2.23
Institutional	0.95	1.09
Investor	1.09	1.23
Class P	0.94	1.08
Class R	1.59	1.73
Class R6	0.94	1.08

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

9

FUND BASICS

FUND COMPOSITION[9]

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Goldman Sachs Commodity Strategy Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

∎	Provides exposure to the commodity markets without direct investment in physical commodities

∎	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

11

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 8.85%, 8.44%, 9.01%, 8.97%, 8.69% and 9.01%, respectively. These returns compare to the 10.36% cumulative total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged, formerly the Goldman Sachs Commodity Index) (the “S&P GSCI®”), during the same period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P shares generated a cumulative total return of 4.61%. This compares to the 5.30% cumulative total return of the S&P GSCI® during the same time period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets overall, as measured by the S&P GSCI®, posted solid positive returns during the Reporting Period, though there was great dispersion in returns amongst various individual commodities during the Reporting Period. By comparison to the S&P GSCI® return of 10.36% for the Reporting Period, the S&P 500® Index and the ICE® U.S. Dollar Index (“DXY”) returned 2.65% and 2.74%, respectively.[1]

During the Reporting Period, commodities markets overall rose on fundamental strength but with geopolitical hindrance and uncertainty surrounding actual and potential tariffs imposed by the U.S. Administration and escalating trade tensions dominating the direction of various commodity prices. Several commodities, such as oil and gold, were also affected as increased concerns of slower European Union and Chinese economic growth, exacerbated by potentially increasing trade frictions, contributed to a stronger U.S. dollar. Against this backdrop, commodity price volatility heightened during the Reporting Period compared to calendar year 2017.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The energy component of the S&P GSCI® was strongest and indeed was the only commodity subsector to post a positive absolute return during the Reporting Period, with a gain of 19.7%. Still, there was great dispersion within the subsector. West Texas Intermediate (“WTI”) crude oil returned 24.9%, and Brent crude oil returned 23.1%. Natural gas returned 0.5%.

Oil prices rallied to start the year 2018, driven by a tighter market due to ongoing compliance with production cuts by Organization of the Petroleum Exporting Countries (“OPEC”) and unexpected disruptions in key pipelines globally. Prices were supported by a firm U.S. stance on Iran sanctions and uncertainty surrounding the June 2018 OPEC summit. Although the summit ended with the appearance of a near-term ramping up of production, conflicting statements helped oil prices sustain at higher levels as did lower production expectations from Venezuela and Libya. WTI further benefited toward the end of the Reporting Period from reduced crude flows to Cushing, Oklahoma, caused by an outage in the largest producer of crude oil in Canada and from the U.S. Administration warning companies from buying Iranian oil. Brent crude performed even better than WTI crude in the last months of the Reporting Period due to high production and inventory levels for WTI crude oil compared with Brent crude oil, which had been moderated

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

12

PORTFOLIO RESULTS

by OPEC and Russia’s collaboration to control production, a deal announced in March 2018.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The industrial metals subsector was the weakest performer during the Reporting Period. The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned -5.7% for the Reporting Period overall. Industrial metals moved lower as the threat of tariffs and trade wars raised concerns about demand out of China for copper and other metals. Of the industrial metals, all posted negative returns, with aluminum, nickel and lead in particular hurt by a rising U.S. dollar. Nickel was the single exception, posting double-digit positive returns.

Precious metals similarly posted negative returns, with the precious metals subsector of the S&P GSCI® returning -4.7% during the Reporting Period. Precious metals were particularly affected by rising U.S. Treasury yields, which reduced the relative appeal of gold and silver, each a non-yielding asset. The increase in the DYX during the Reporting Period also dulled demand for gold, a U.S.-dollar denominated metal.

The agriculture component of the S&P GSCI® was also weak, returning -3.3% during the Reporting Period. Still, grains prices were mixed. Soybean prices fell sharply on the back of record supply expectations in the U.S., with a healthy harvest in 2017 and a healthy planting season year to date through June 30, 2018. Also, tensions in the trade relationship between China and the U.S. led to uncertainty about whether China, one of the largest buyers and consumers of U.S. soybeans, would purchase the grain in the fall. Wheat prices, however, rallied on reduced planting acreage and poor growing conditions globally. Outside of the grains, sugar, coffee and corn each posted negative returns during the Reporting Period, while cotton and cocoa generated solid positive returns. Cocoa was the best performing commodity in the entirety of the S&P GSCI®, benefiting from Cote d’Ivoire and Ghana announcing plans to work together to strengthen the cocoa market and set price floors to better manage global prices, which had been weighed down over the past two years by higher than expected levels of production.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid positive absolute returns but underperformed the S&P GSCI® during the Reporting Period. The Fund generally matched the exposures of the S&P GSCI® with no material deviations via commodity index-linked swaps. However, we did maintain a deferred WTI crude oil position that detracted from relative performance as oil markets rallied. This was the main driver of deviations in the Fund’s performance from the S&P GSCI® during the Reporting Period. Our enhanced cash management strategy added value, albeit modest, during the Reporting Period.

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies, implemented via exposure to commodity index-linked swaps, detracted from returns for the Reporting Period overall. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. However, through most of the Reporting Period, we maintained the Fund’s position along with the S&P GSCI® in the front month across the stack of commodities curves, a position implemented toward the end of 2016. Since the front month contracts are more sensitive to market dynamics, the Fund’s positions reflected our bullish view on commodity markets. During the fourth quarter of 2017, we had implemented a deferred WTI crude oil position reflecting our views that the U.S. market would see greater pressure relative to global markets, a position we maintained through the Reporting Period. This position detracted from relative returns.

Q	How did you implement the Fund’s enhanced cash management strategy?

A

In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion

13

PORTFOLIO RESULTS

of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, options, interest rate swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	We did not make any significant changes in the Fund’s strategy or allocations during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was, for the most part, positioned along with S&P GSCI® in the front month across the stack of commodities curves, except for the deferred exposure to WTI crude oil. The Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we were bullish on crude oil heading into the second half of 2018. OPEC had decided during the Reporting Period to lift crude production starting on July 1, 2018, after reducing output since the start of 2017. However, in our view, such production increases are likely to be offset by potential supply disruptions and minimal spare capacity in global oil inventories. The pace of U.S. shale oil production increases has exceeded market expectations and are likely to move higher with prices above $60 per barrel, in our opinion. Yet, this production increase has been paired with constrained pipeline capacity.

We held a bearish view of grains at the end of the Reporting Period, as key markets remained well supplied with healthy global inventories. The strong harvest of 2017 in the U.S. left inventories elevated. However, the market was pricing in, at the end of the Reporting Period, material weather premiums, as we head into the South American harvest.

We were slightly bearish on industrials metals broadly, and on copper in particular, heading into the second half of 2018, after a disappointing first half due to concerns around the near-term growth prospects of China and amid rising trade tensions with the U.S. As for the precious metals, we believe gold prices are likely to remain suppressed unless or until the U.S. dollar weakens versus other major currencies.

Irrespective of directionality, we believe the market will continue to hold opportunities for the active, relative value investor.

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FUND BASICS

Commodity Strategy Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	S&P GSCI®[2]
Class A	8.85%	10.36%
Class C	8.44	10.36
Institutional	9.01	10.36
Investor	8.97	10.36
Class R	8.69	10.36
Class R6	9.01	10.36

April 17, 2018–June 30, 2018
Class P	4.61%	5.30%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	21.09%	-9.87%	-12.97%	-7.16%	3/30/07
Class C	24.80	-9.69	-13.23	-7.48	3/30/07
Institutional	27.25	-8.75	-12.35	-6.50	3/30/07
Investor	26.99	-8.79	-12.34	-8.36	11/30/07
Class P	N/A	N/A	N/A	4.61	4/17/18
Class R	26.37	-9.32	-12.81	-8.85	11/30/07
Class R6	27.14	N/A	N/A	0.19	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.16%
Class C	1.71	1.91
Institutional	0.62	0.82
Investor	0.71	0.91
Class P	0.61	0.81
Class R	1.21	1.41
Class R6	0.61	0.81

[4]The	expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]The	percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]Mortgage-backed	securities are guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

16

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R Shares generated cumulative total returns, without sales charges, of -3.20%, -3.54%, -3.14%, -3.16% and -3.35%, respectively. These returns compare to the 0.86% cumulative total return of the Fund’s benchmark, the ICE® Bank of America Merrill Lynch® USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P shares generated a cumulative total return of -3.50%. This compares to the 0.39% cumulative total return of the LIBOR One-Month Index during the same time period.

For the period since their inception on April 30, 2018 through June 30, 2018, the Fund’s Class R6 shares generated a cumulative total return of -1.54%. This compares to the 0.32% cumulative total return of the LIBOR One-Month Index during the same time period.

We note that the Fund’s benchmark being the LIBOR One-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 7.50% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 16.32%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Negative Fund performance for the Reporting Period overall was most concentrated in February and May 2018, as the Fund was down by more than 2% in each of those two months. On the upside, the Fund posted strong positive performance in January 2018, with the Fund gaining 4.18% in that month.

During the Reporting Period, long exposures to developed market currencies and to emerging market equities were the largest asset class-level detractors from the Fund’s returns. Geopolitical uncertainty in the emerging markets and U.S. interest rate strength edged the U.S. dollar higher against global currencies, causing the Fund’s long positions in developed market currencies to detract, especially long positions in the Norwegian krone and New Zealand dollar during the first quarter of 2018. Emerging market equities experienced strong trend reversals due to geopolitical uncertainty around the U.S.-North Korea summit, escalation of trade tensions between the U.S. and China, worker strikes in Brazil, and unfavorable policy implications in the Mexican political elections. As emerging market equities had experienced strong positive trends in 2017, the Fund was long most emerging market equity markets going into 2018. While the Fund’s long positions in emerging market equities contributed positively in January 2018 amid the equity

17

PORTFOLIO RESULTS

market rally that had begun in the prior year, these positions detracted in February and March 2018, especially long positions in South African and South Korean equities. By the end of the Reporting Period, the Fund had switched to an overall net short exposure to emerging market equities.

Conversely, allocations to short-term interest rates and opportunistic strategies were the largest asset class-level positive contributors to the Fund’s performance during the Reporting Period. While the Fund held net long exposures in global short-term interest rates, it maintained short exposure to U.S. short-term interest rates in particular. This position contributed positively to the Fund’s performance, as the Federal Reserve (the “Fed”) raised the targeted federal funds rate twice during the Reporting Period—in March and June 2018. The Fund’s opportunistic strategies also contributed positively to the Fund’s performance. Indeed, in early February 2018, global equities reversed course and declined sharply on the back of market speculation of a faster pace of interest rate hikes by the Fed and sudden shifts in the volatility markets. While this sudden trend reversal caused the Fund’s long equity positions to detract from performance, the Fund’s short-term opportunistic strategies led to a reduction in the Fund’s overall long equity position, especially during days that experienced large equity sell offs, contributing positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes and commodity futures as a means of expressing momentum/trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy and contributed negatively to the Fund’s absolute returns as a whole during the Reporting Period.

Q	What positioning changes did you make within the Fund during the Reporting Period?

A	In 2017, equities had rallied, with the S&P 500® Index (Total Return) achieving positive returns for every month of the calendar year. Consequently, the Fund was long developed market equities and emerging market equities throughout the first quarter of 2018. We subsequently reduced the level of long exposures in these two market segments following the global equity sell-off in February 2018. The Fund had short exposure to longer-dated fixed income and long exposure to shorter-dated fixed income. Due to weakness in the U.S. dollar during the latter half of 2017, the Fund was long global currencies throughout the first quarter of 2018. Additionally, the Fund was long commodities overall and specifically long energy (West Texas Intermediate crude oil and Brent crude oil), as oil prices experienced a strong rebound in the latter half of 2017.

Throughout the second quarter of 2018, the Fund maintained its long positions in developed market equities, while first reducing its long positions and then switching to short positions in emerging market equities, as trends in those markets reversed. The Fund maintained its short exposure to long-term fixed income and its long exposure to short-term fixed income, with the exception of April 2018 when the Fund had net short exposure to short-term fixed income. Additionally, as the U.S. dollar appreciated against global currencies following the Fed’s interest rate hikes, the Fund switched from long to short positions in global currencies in May 2018. The Fund also reduced its long exposure to commodities throughout the second quarter of 2018 and shifted to short exposure to commodities overall toward the end of June 2018.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into the second half of 2018, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund may take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or

18

PORTFOLIO RESULTS

other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

We continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are opportunities with the highest potential for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

19

FUND BASICS

Managed Futures Strategy Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	ICE BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]
Class A	-3.20%	0.86%
Class C	-3.54	0.86
Institutional	-3.14	0.86
Investor	-3.16	0.86
Class R	-3.35	0.86
April 17, 2018–June 30, 2018
Class P	-3.50%	0.39%
April 30, 2018–June 30, 2018
Class R6	-1.54%	0.32%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE Bank of America Merrill Lynch US Dollar LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	-6.01%	0.78%	-0.10%	2/29/12
Class C	-2.23	1.16	0.02	2/29/12
Institutional	-0.20	2.33	1.16	2/29/12
Investor	-0.30	2.17	1.02	2/29/12
Class P	N/A	N/A	-3.50	4/17/18
Class R	-0.71	1.69	0.53	2/29/12
Class R6	N/A	N/A	-1.54	4/30/18

[3]	The Standardized Total Returns or cumulative total returns (only if the performance period is one year or less) are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.64%	1.86%
Class C	2.39	2.61
Institutional	1.25	1.47
Investor	1.39	1.61
Class P	1.24	1.46
Class R	1.89	2.11
Class R6	1.24	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

21

PORTFOLIO RESULTS

Index Definitions

HFRX Event Driven Index: Event Driven Managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.*

HFRX Relative Value Arbitrage Index: Relative Value investment managers maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. Relative Value position may be involved in corporate transactions also, but as opposed to Event Driven exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.*

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.*

HFRX Macro/CTA Index: Active Trading strategies utilize active trading methods, typically with high frequency position turnover or leverage; these may employ components of both Discretionary and Systematic Macro strategies. Strategies may contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process based on systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas both inter and intra-asset classes, and typical holding periods are shorter than trend following or discretionary strategies. Active Trading strategies are distinct from other macro in that they characteristically emphasize rapid market response to new information and high volume of turnover in liquid but frequently volatile and unstable market positions.*

S&P GSCI® Industrial Metals Index: The S&P GSCI® Industrial Metals Index provides investors with a reliable and publicly available benchmark for investment performance in the industrial metals market.

*	Indicates index definition was sourced from Hedge Fund Research (HFR). The indexes are trademarks of HFR. HFR has not participated in the formation of the Funds. HFR does not endorse or approve the Funds or make any recommendation with respect to investing in the Funds.

22

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 24.5%
Automobiles & Components – 0.5%
8,100	BorgWarner, Inc.	$349,596
1,800	Bridgestone Corp.	70,313
2,100	Cie Generale des Etablissements Michelin SCA	254,054
1,000	Continental AG	227,578
200	Denso Corp.	9,759
4,100	Faurecia SA	291,454
400	Ferrari NV	54,068
21,500	Fiat Chrysler Automobiles NV*	405,581
71,100	Ford Motor Co.	787,077
94,300	General Motors Co.	3,715,420
8,900	Goodyear Tire & Rubber Co. (The)	207,281
10,400	Harley-Davidson, Inc.	437,632
1,700	Hella GmbH & Co. KGaA	94,924
10,900	Honda Motor Co. Ltd.	319,599
6,700	Isuzu Motors Ltd.	88,823
100	Koito Manufacturing Co. Ltd.	6,605
5,530	Lear Corp.	1,027,529
16,700	Mazda Motor Corp.	204,852
100	Mitsubishi Motors Corp.	797
15,400	Peugeot SA	350,893
29,300	Pirelli & C SpA*	243,988
700	Porsche Automobil Holding SE (Preference)(a)	44,447
1,200	Renault SA	101,666
3,300	Subaru Corp.	95,981
7,500	Sumitomo Electric Industries Ltd.	111,545
3,000	Suzuki Motor Corp.	165,324
4,200	Valeo SA	228,999
1,300	Volkswagen AG (Preference)(a)	214,773
200	Yamaha Motor Co. Ltd.	5,021

		10,115,579

Banks – 1.3%
700	Aareal Bank AG	30,710
900	ABN AMRO Group NV CVA	23,276
90,400	Banco Comercial Portugues SA Class R*	27,032
186,800	Bank of America Corp.	5,265,892
200	Bank of Kyoto Ltd. (The)	9,234
100	Bankinter SA	970
2,300	BB&T Corp.	116,012
10,600	BNP Paribas SA	655,683
83,300	BPER Banca	454,513
34,398	CIT Group, Inc.	1,734,003
54,662	Citizens Financial Group, Inc.	2,126,352
1,200	Comerica, Inc.	109,104
26,500	Credit Agricole SA	351,722
9,400	Cullen/Frost Bankers, Inc.	1,017,456
600	Erste Group Bank AG*	25,014
26,300	Fifth Third Bancorp	754,810
5,700	Hachijuni Bank Ltd. (The)	24,286
98,600	HSBC Holdings plc	921,353
10,600	Huntington Bancshares, Inc.	156,456
24,500	ING Groep NV	351,686
45,700	JPMorgan Chase & Co.	4,761,940
400	KBC Group NV	30,720

Common Stocks – (continued)
Banks – (continued)
55,600	KeyCorp	1,086,424
580,800	Lloyds Banking Group plc	481,900
3,200	Mediobanca Banca di Credito Finanziario SpA	29,600
31,900	Mitsubishi UFJ Financial Group, Inc.	180,710
92,200	Mizuho Financial Group, Inc.	155,310
23,200	NatWest Markets plc*	78,104
300	Nishi-Nippon Financial Holdings, Inc.	3,498
300	Ogaki Kyoritsu Bank Ltd. (The)	7,610
600	PNC Financial Services Group, Inc. (The)	81,060
5,900	Regions Financial Corp.	104,902
11,100	Resona Holdings, Inc.	59,160
200	San-In Godo Bank Ltd. (The)	1,785
200	Seven Bank Ltd.	611
5,300	Shinsei Bank Ltd.	81,320
6,400	Societe Generale SA	268,991
18,700	Standard Chartered plc	169,860
5,600	Sumitomo Mitsui Financial Group, Inc.	218,434
300	Sumitomo Mitsui Trust Holdings, Inc.	11,836
26,336	SunTrust Banks, Inc.	1,738,703
21,900	UniCredit SpA	362,980
98,700	Unione di Banche Italiane SpA	378,051
600	US Bancorp	30,012
57,630	Wells Fargo & Co.	3,195,007
1,500	Zions Bancorp	79,035

		27,753,127

Capital Goods – 1.5%
8,089	3M Co.	1,591,268
5,000	Acuity Brands, Inc.	579,350
39,700	AECOM*	1,311,291
700	Airbus SE	81,686
1,100	Allegion plc	85,096
900	Alstom SA	41,291
5,100	AMETEK, Inc.	368,016
8,000	Arconic, Inc.	136,080
1,600	Ashtead Group plc	47,647
15,200	BAE Systems plc	129,311
1,500	Bodycote plc	19,307
13,200	Boeing Co. (The)	4,428,732
5,300	Bouygues SA	227,731
1,700	Bunzl plc	51,342
10,000	Caterpillar, Inc.	1,356,700
1,100	Chiyoda Corp.	9,538
5,500	Cie de Saint-Gobain	244,997
21,400	CNH Industrial NV	226,059
49,800	Cobham plc*	84,208
1,000	COMSYS Holdings Corp.	26,467
2,700	Cummins, Inc.	359,100
200	Daifuku Co. Ltd.	8,738
3,700	Dover Corp.	270,840
8,100	Eaton Corp. plc	605,394

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Capital Goods – (continued)
200	Ebara Corp.	$6,205
2,900	Eiffage SA	315,066
400	Emerson Electric Co.	27,656
100	Fastenal Co.	4,813
189	Ferguson plc	15,292
11,500	Ferrovial SA	235,320
400	Flowserve Corp.	16,160
2,600	Fluor Corp.	126,828
2,900	Fortive Corp.	223,619
8,300	Fortune Brands Home & Security, Inc.	445,627
8,500	Fuji Electric Co. Ltd.	64,567
100	Furukawa Electric Co. Ltd.	3,489
8,500	Galliford Try plc	97,582
67,300	General Electric Co.	915,953
30,500	HD Supply Holdings, Inc.*	1,308,145
1,500	Hitachi Construction Machinery Co. Ltd.	48,630
11,900	Honeywell International, Inc.	1,714,195
2,400	Huntington Ingalls Industries, Inc.	520,296
2,100	IHI Corp.	73,046
6,700	Ingersoll-Rand plc	601,191
9,000	ITOCHU Corp.	162,773
600	JGC Corp.	12,069
10,500	Johnson Controls International plc	351,225
2,500	JTEKT Corp.	33,934
14,700	Kajima Corp.	113,582
400	Kingspan Group plc	20,030
400	KION Group AG	28,712
500	Komatsu Ltd.	14,234
2,900	Kubota Corp.	45,515
3,400	L3 Technologies, Inc.	653,888
400	Legrand SA	29,299
19,900	Marubeni Corp.	151,506
11,200	Masco Corp.	419,104
14,800	Meggitt plc	96,040
100	MINEBEA MITSUMI, Inc.	1,685
200	MISUMI Group, Inc.	5,819
7,900	Mitsubishi Corp.	219,060
4,300	Mitsubishi Heavy Industries Ltd.	156,311
11,300	Mitsui & Co. Ltd.	188,171
100	MTU Aero Engines AG	19,154
100	Nidec Corp.	14,959
3,600	Obayashi Corp.	37,380
2,600	Parker-Hannifin Corp.	405,210
11,000	Pentair plc	462,880
1,400	Penta-Ocean Construction Co. Ltd.	9,359
4,700	Prysmian SpA	116,620
124,600	Quanta Services, Inc.*	4,161,640
18,400	Rexel SA	264,134
1,100	Rheinmetall AG	121,025
100	Rockwell Automation, Inc.	16,623
14,400	Rolls-Royce Holdings plc*	187,561
1,100	Roper Technologies, Inc.	303,501
9,700	Rotork plc	42,720
500	Safran SA	60,553
4,400	Schneider Electric SE	365,934

Common Stocks – (continued)
Capital Goods – (continued)
6,200	Shimizu Corp.	64,170
8,800	Signify NV	227,670
3,500	Snap-on, Inc.	562,520
38,300	Sojitz Corp.	138,708
100	Stanley Black & Decker, Inc.	13,281
9,100	Sumitomo Corp.	149,238
2,000	Taisei Corp.	110,139
900	Thales SA	115,789
100	THK Co. Ltd.	2,855
1,500	Toda Corp.	13,026
300	TOTO Ltd.	13,886
3,600	Toyota Tsusho Corp.	120,300
500	TransDigm Group, Inc.	172,570
6,960	United Rentals, Inc.*	1,027,435
5,400	Vesuvius plc	42,449
3,800	Vinci SA	364,766
200	Weir Group plc (The)	5,253
1,100	WW Grainger, Inc.	339,240
5,400	Xylem, Inc.	363,852

		32,193,226

Commercial & Professional Services – 0.1%
1,800	Babcock International Group plc	19,340
800	Cintas Corp.	148,056
800	Edenred	25,269
100	Equifax, Inc.	12,511
5,500	IHS Markit Ltd.*	283,745
3,700	IWG plc	15,548
19,500	Nielsen Holdings plc	603,135
400	Nihon M&A Center, Inc.	11,589
1,100	Pagegroup plc	8,156
400	Persol Holdings Co. Ltd.	8,908
900	Randstad NV	52,826
700	Recruit Holdings Co. Ltd.	19,333
100	RELX NV	2,126
5,900	Rentokil Initial plc	27,203
4,900	Republic Services, Inc.	334,964
8,000	Robert Half International, Inc.	520,800
9,900	Stericycle, Inc.*	646,371
200	TechnoPro Holdings, Inc.	12,281
100	Teleperformance	17,650
1,900	Verisk Analytics, Inc.*	204,516
1,500	Waste Management, Inc.	122,010
300	Wolters Kluwer NV	16,853

		3,113,190

Consumer Durables & Apparel – 0.4%
500	Bellway plc	19,753
4,000	Berkeley Group Holdings plc	199,252
600	Burberry Group plc	17,052
10,100	Hanesbrands, Inc.	222,402
200	Hasbro, Inc.	18,462
2,200	Haseko Corp.	30,323
100	Hermes International	61,085
200	HUGO BOSS AG	18,138
500	Iida Group Holdings Co. Ltd.	9,626
100	Kering SA	56,330

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
46,100	Lennar Corp. Class A	$2,420,250
11,500	Lululemon Athletica, Inc.*	1,435,775
300	LVMH Moet Hennessy Louis Vuitton SE	99,606
1,400	Mattel, Inc.(b)	22,988
8,300	Michael Kors Holdings Ltd.*	552,780
8,100	Mohawk Industries, Inc.*	1,735,587
1,400	Moncler SpA	63,525
5,800	Newell Brands, Inc.	149,582
3,700	Persimmon plc	123,246
18,100	PulteGroup, Inc.	520,375
3,100	PVH Corp.	464,132
4,800	Ralph Lauren Corp.	603,456
2,900	Redrow plc	20,373
500	SEB SA	87,233
600	Sega Sammy Holdings, Inc.	10,269
10,000	Sekisui House Ltd.	176,744
7,600	Sony Corp.	389,229
2,700	Tapestry, Inc.	126,117
3,100	VF Corp.	252,712
200	Yamaha Corp.	10,380

		9,916,782

Consumer Services – 0.3%
1,900	Accor SA	93,054
4,000	Carnival Corp.	229,240
800	Carnival plc	45,724
100	Chipotle Mexican Grill, Inc.*	43,137
300	Darden Restaurants, Inc.	32,118
5,000	H&R Block, Inc.	113,900
600	Hilton Worldwide Holdings, Inc.	47,496
700	Marriott International, Inc. Class A	88,620
100	Merlin Entertainments plc	510
115,900	MGM Resorts International	3,364,577
4,400	Norwegian Cruise Line Holdings Ltd.*	207,900
200	Oriental Land Co. Ltd.	20,969
600	Paddy Power Betfair plc	65,570
36,900	Service Corp. International	1,320,651
1,800	Sodexo SA	179,684
700	Starbucks Corp.	34,195
2,400	TUI AG	52,493
1,300	Wyndham Destinations, Inc.	57,551
1,300	Wyndham Hotels & Resorts, Inc.	76,479
1,100	Wynn Resorts Ltd.	184,074
800	Yum! Brands, Inc.	62,576

		6,320,518

Diversified Financials – 1.4%
14,100	3i Group plc	166,932
100	Acom Co. Ltd.	384
100	AEON Financial Service Co. Ltd.	2,131
99,263	Ally Financial, Inc.	2,607,639
22,400	American Express Co.	2,195,200
2,000	Ameriprise Financial, Inc.	279,760
100	Azimut Holding SpA	1,541
7,900	Bank of New York Mellon Corp. (The)	426,047

Common Stocks – (continued)
Diversified Financials – (continued)
34,539	Berkshire Hathaway, Inc. Class B*	6,446,704
200	BlackRock, Inc.	99,808
19,300	Capital One Financial Corp.	1,773,670
1,800	Cboe Global Markets, Inc.	187,326
3,200	Charles Schwab Corp. (The)	163,520
10,600	CME Group, Inc.	1,737,552
3,600	Credit Acceptance Corp.*(b)	1,272,240
6,200	Credit Saison Co. Ltd.	97,408
2,500	Discover Financial Services	176,025
3,400	E*TRADE Financial Corp.*	207,944
600	Eurazeo SA	45,415
2,500	EXOR NV	167,293
300	Groupe Bruxelles Lambert SA	31,560
1,700	Hargreaves Lansdown plc	44,067
35,972	Interactive Brokers Group, Inc. Class A	2,316,957
19,900	Intercontinental Exchange, Inc.	1,463,645
400	Japan Exchange Group, Inc.	7,419
37,300	Jefferies Financial Services, Inc.	848,202
100	Jupiter Fund Management plc	586
11,400	Man Group plc	26,427
500	Matsui Securities Co. Ltd.	4,773
10,800	Moody’s Corp.	1,842,048
38,500	Morgan Stanley	1,824,900
1,400	MSCI, Inc.	231,602
1,800	Nasdaq, Inc.	164,286
69,900	Navient Corp.	910,797
16,100	Nomura Holdings, Inc.	77,909
9,600	ORIX Corp.	151,316
21,300	Quilter plc*	40,738
1,300	S&P Global, Inc.	265,057
500	SBI Holdings, Inc.	12,820
400	Schroders plc	16,599
44,000	Standard Life Aberdeen plc	188,415
500	State Street Corp.	46,545
19,600	Synchrony Financial	654,248
2,100	T. Rowe Price Group, Inc.	243,789
200	Tokyo Century Corp.	11,322
23,000	Voya Financial, Inc.	1,081,000

		30,561,566

Energy – 1.6%
25,900	Anadarko Petroleum Corp.	1,897,175
400	Apache Corp.	18,700
13,100	BP plc	99,672
1,000	Cabot Oil & Gas Corp.	23,800
70,400	Centennial Resource Development, Inc. Class A*	1,271,424
2,400	Chevron Corp.	303,432
200	Concho Resources, Inc.*	27,670
3,000	ConocoPhillips	208,860
19,400	Continental Resources, Inc.*	1,256,344
38,300	Devon Energy Corp.	1,683,668
13,191	Diamondback Energy, Inc.	1,735,540
3,400	Enagas SA	99,165
21,200	Eni SpA	393,077
9,800	EOG Resources, Inc.	1,219,414

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
300	EQT Corp.	$16,554
27,500	Exxon Mobil Corp.	2,275,075
1,400	Galp Energia SGPS SA	26,633
21,700	Hess Corp.	1,451,513
200	Idemitsu Kosan Co. Ltd.	7,112
1,000	Inpex Corp.	10,386
18,100	JXTG Holdings, Inc.	125,574
74,800	Kinder Morgan, Inc.	1,321,716
400	Marathon Oil Corp.	8,344
36,700	Marathon Petroleum Corp.	2,574,872
16,300	National Oilwell Varco, Inc.	707,420
2,000	Neste OYJ	156,478
900	Newfield Exploration Co.*	27,225
600	Noble Energy, Inc.	21,168
2,300	Occidental Petroleum Corp.	192,464
2,400	OMV AG	135,739
17,900	ONEOK, Inc.	1,249,957
71,700	Parsley Energy, Inc. Class A*	2,171,076
14,900	Phillips 66	1,673,419
112,600	Range Resources Corp.	1,883,798
68,800	Royal Dutch Shell plc Class A	2,381,094
3,300	Royal Dutch Shell plc Class B	118,183
26,000	Saipem SpA*	119,240
5,300	SBM Offshore NV	82,178
21,100	TOTAL SA	1,281,314
20,000	Valero Energy Corp.	2,216,600
27,300	Whiting Petroleum Corp.*	1,439,256
124,400	WPX Energy, Inc.*	2,242,932

		36,155,261

Food & Staples Retailing – 0.4%
21,500	Carrefour SA(b)	346,815
4,700	Casino Guichard Perrachon SA	181,894
200	Costco Wholesale Corp.	41,796
113,200	J Sainsbury plc	479,036
100	Jeronimo Martins SGPS SA	1,440
1,600	Kesko OYJ Class B	97,726
28,100	Koninklijke Ahold Delhaize NV	670,960
13,900	Kroger Co. (The)	395,455
29,900	METRO AG(b)	368,483
7,100	Sysco Corp.	484,859
173,400	Tesco plc	586,716
71,300	US Foods Holding Corp.*	2,696,566
13,600	Walgreens Boots Alliance, Inc.	816,204
28,400	Walmart, Inc.	2,432,460
93,000	Wm Morrison Supermarkets plc	308,481

		9,908,891

Food, Beverage & Tobacco – 0.4%
6,900	Archer-Daniels-Midland Co.	316,227
1,800	Associated British Foods plc	64,905
1,900	Brown-Forman Corp. Class B	93,119
13,600	Campbell Soup Co.(b)	551,344
11,800	Conagra Brands, Inc.	421,614
500	Constellation Brands, Inc. Class A	109,435
7,700	Danone SA	562,196
100	Diageo plc	3,592

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
12,700	General Mills, Inc.	562,102
2,800	Heineken NV	280,528
1,500	Hershey Co. (The)	139,590
9,000	Hormel Foods Corp.	334,890
9,700	Imperial Brands plc	360,240
32,400	Japan Tobacco, Inc.	905,464
4,600	JM Smucker Co. (The)	494,408
2,000	Kellogg Co.	139,740
1,600	McCormick & Co., Inc. (Non-Voting)	185,744
10,200	Molson Coors Brewing Co. Class B	694,008
16,100	Mondelez International, Inc. Class A	660,100
2,900	Monster Beverage Corp.*	166,170
300	PepsiCo, Inc.	32,661
1,700	Pernod Ricard SA	277,448
8,900	Tyson Foods, Inc. Class A	612,765

		7,968,290

Health Care Equipment & Services – 1.5%
43,100	Abbott Laboratories	2,628,669
500	Align Technology, Inc.*	171,070
5,400	Anthem, Inc.	1,285,362
800	Baxter International, Inc.	59,072
500	Becton Dickinson and Co.	119,780
1,600	Boston Scientific Corp.*	52,320
22,100	Cardinal Health, Inc.	1,079,143
20,900	Centene Corp.*	2,575,089
4,400	Cerner Corp.*	263,076
75,900	ConvaTec Group plc	211,894
20,700	CVS Health Corp.	1,332,045
17,600	Danaher Corp.	1,736,768
36,800	DaVita, Inc.*	2,555,392
7,500	DENTSPLY SIRONA, Inc.	328,275
800	Edwards Lifesciences Corp.*	116,456
56,200	Envision Healthcare Corp.*	2,473,362
1,600	Fresenius Medical Care AG & Co. KGaA	161,106
16,100	HCA Healthcare, Inc.	1,651,860
8,200	Henry Schein, Inc.*	595,648
4,100	Humana, Inc.	1,220,283
400	Intuitive Surgical, Inc.*	191,392
21,100	Koninklijke Philips NV	893,964
14,000	Laboratory Corp. of America Holdings*	2,513,420
300	M3, Inc.	11,931
7,800	McKesson Corp.	1,040,520
35,500	Mediclinic International plc	245,939
20,900	Medtronic plc	1,789,249
1,000	NMC Health plc	47,068
800	Olympus Corp.	29,926
5,500	Quest Diagnostics, Inc.	604,670
400	ResMed, Inc.	41,432
300	Sartorius AG (Preference)(a)	44,661
10,900	Smith & Nephew plc	200,781
200	Sysmex Corp.	18,635
300	Terumo Corp.	17,175
14,700	UnitedHealth Group, Inc.	3,606,498

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Services – (continued)
6,600	Universal Health Services, Inc. Class B	$735,504
400	Varian Medical Systems, Inc.*	45,488
6,500	Zimmer Biomet Holdings, Inc.	724,360

		33,419,283

Household & Personal Products – 0.1%
8,100	Church & Dwight Co., Inc.	430,596
12,000	Coty, Inc. Class A	169,200
1,500	Estee Lauder Cos., Inc. (The) Class A	214,035
200	Kao Corp.	15,244
100	Kimberly-Clark Corp.	10,534
100	Kose Corp.	21,510
15,800	Procter & Gamble Co. (The)	1,233,348
4,200	Reckitt Benckiser Group plc	345,092
100	Unilever NV CVA	5,572
100	Unilever plc	5,524

		2,450,655

Insurance – 0.9%
102,392	Aegon NV	611,343
27,300	Aflac, Inc.	1,174,446
1,100	Ageas	55,377
500	Allianz SE (Registered)	103,027
13,000	Allstate Corp. (The)	1,186,510
100	Aon plc	13,717
1,000	Arthur J Gallagher & Co.	65,280
31,400	Assicurazioni Generali SpA	524,944
10,400	Assurant, Inc.	1,076,296
44,300	Aviva plc	293,935
25,700	AXA SA	627,948
4,800	Beazley plc	36,989
37,700	Brighthouse Financial, Inc.*	1,510,639
4,600	Chubb Ltd.	584,292
5,400	Cincinnati Financial Corp.	361,044
6,500	Dai-ichi Life Holdings, Inc.	115,685
100	Hannover Rueck SE	12,432
13,500	Japan Post Holdings Co. Ltd.	147,741
103,900	Legal & General Group plc	363,425
16,400	Lincoln National Corp.	1,020,900
16,200	Loews Corp.	782,136
24,600	Mapfre SA	73,941
1,000	Markel Corp.*	1,084,350
400	Marsh & McLennan Cos., Inc.	32,788
29,800	MetLife, Inc.	1,299,280
300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	63,073
14,399	NN Group NV	583,972
63,900	Old Mutual Ltd.*	126,328
30,800	Poste Italiane SpA	257,076
16,800	Principal Financial Group, Inc.	889,560
4,100	Progressive Corp. (The)	242,515
15,000	Prudential Financial, Inc.	1,402,650
1,500	Prudential plc	34,195
1,200	RSA Insurance Group plc	10,732

Common Stocks – (continued)
Insurance – (continued)
100	Sampo OYJ Class A	4,870
100	Sony Financial Holdings, Inc.	1,905
300	T&D Holdings, Inc.	4,500
8,800	Torchmark Corp.	716,408
4,800	Travelers Cos., Inc. (The)	587,232
30,800	Unum Group	1,139,292

		19,222,773

Materials – 1.0%
100	Air Products & Chemicals, Inc.	15,573
24,200	Alcoa Corp.*	1,134,496
19,300	Anglo American plc	428,478
9,800	Antofagasta plc	127,324
9,900	ArcelorMittal	288,840
1,700	Arkema SA	200,600
5,100	Asahi Kasei Corp.	64,675
2,100	Avery Dennison Corp.	214,410
13,900	Ball Corp.	494,145
3,700	BASF SE	353,234
2,700	BHP Billiton plc	60,595
10,800	Celanese Corp. Series A	1,199,448
10,400	CF Industries Holdings, Inc.	461,760
2,900	Covestro AG	257,762
10,000	CRH plc	351,180
600	Croda International plc	37,906
2,700	Daicel Corp.	29,827
500	Denka Co. Ltd.	16,643
600	DIC Corp.	18,712
23,200	DowDuPont, Inc.	1,529,344
2,600	DS Smith plc	17,814
26,000	Eastman Chemical Co.	2,598,960
600	Ecolab, Inc.	84,198
37,300	Evraz plc	248,956
40,400	Freeport-McMoRan, Inc.	697,304
66,200	Glencore plc*	314,304
1,800	HeidelbergCement AG	151,140
71,600	Huntsman Corp.	2,090,720
300	JFE Holdings, Inc.	5,666
100	JSR Corp.	1,699
700	Kaneka Corp.	6,269
6,700	Kobe Steel Ltd.	61,228
607	Koninklijke DSM NV	60,724
1,400	LANXESS AG	108,844
5,300	LyondellBasell Industries NV Class A	582,205
5,900	Martin Marietta Materials, Inc.	1,317,647
9,700	Mitsubishi Chemical Holdings Corp.	81,003
1,100	Mitsubishi Gas Chemical Co., Inc.	24,858
100	Mitsubishi Materials Corp.	2,744
200	Mitsui Chemicals, Inc.	5,316
4,100	Mosaic Co. (The)	115,005
11,700	Newmont Mining Corp.	441,207
200	Nissan Chemical Corp.	9,316
100	NOF Corp.	3,227
8,900	Oji Holdings Corp.	55,153
33,600	Outokumpu OYJ	208,105
3,300	PPG Industries, Inc.	342,309

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
9,700	Praxair, Inc.	$1,534,055
1,200	Rio Tinto plc	66,142
300	Sealed Air Corp.	12,735
3,600	Sherwin-Williams Co. (The)	1,467,252
700	Showa Denko KK	30,987
1,600	Smurfit Kappa Group plc	64,515
3,200	Stora Enso OYJ Class R	62,342
600	Sumitomo Bakelite Co. Ltd.	5,775
11,600	Sumitomo Chemical Co. Ltd.	65,605
400	Sumitomo Metal Mining Co. Ltd.	15,267
1,400	Taiheiyo Cement Corp.	46,055
2,100	Teijin Ltd.	38,467
800	Tokuyama Corp.	25,623
400	Toray Industries, Inc.	3,157
2,400	Tosoh Corp.	37,109
700	Toyo Seikan Group Holdings Ltd.	12,285
1,900	Ube Industries Ltd.	49,334
900	Umicore SA	51,379
1,700	UPM-Kymmene OYJ	60,529
23,500	Vedanta Resources plc	199,418
500	voestalpine AG	22,992
300	Wacker Chemie AG	39,210
8,700	WestRock Co.	496,074
2,600	Wienerberger AG	64,854
100	Yamato Kogyo Co. Ltd.	3,017
2,700	Zeon Corp.	31,851

		21,426,902

Media – 0.9%
2,700	Ascential plc	16,073
2,300	Charter Communications, Inc. Class A*	674,383
162,222	Comcast Corp. Class A	5,322,504
200	CyberAgent, Inc.	11,994
1,400	Dentsu, Inc.	66,273
20,400	Discovery, Inc. Class A*(b)	561,000
22,700	Discovery, Inc. Class C*	578,850
400	Fuji Media Holdings, Inc.	6,826
29,500	GCI Liberty, Inc. Class A*	1,329,860
2,400	Informa plc	26,381
24,556	Liberty Broadband Corp. Class C*	1,859,380
68,100	Live Nation Entertainment, Inc.*	3,307,617
33,800	News Corp. Class A	523,900
5,500	Omnicom Group, Inc.	419,485
16,100	Pearson plc	187,496
6,800	ProSiebenSat.1 Media SE	172,074
4,200	Publicis Groupe SA	288,214
7,400	Twenty-First Century Fox, Inc. Class A	367,706
3,500	Twenty-First Century Fox, Inc. Class B	172,445
22,100	Viacom, Inc. Class B	666,536
24,500	Walt Disney Co. (The)	2,567,845
10,600	WPP plc	166,543

		19,293,385

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 1.5%
17,100	AbbVie, Inc.	1,584,315
8,600	Alexion Pharmaceuticals, Inc.*	1,067,690
11,300	Amgen, Inc.	2,085,867
16,200	Astellas Pharma, Inc.	246,541
8,400	AstraZeneca plc	581,004
100	Bayer AG (Registered)	10,982
7,100	Biogen, Inc.*	2,060,704
29,700	Bristol-Myers Squibb Co.	1,643,598
21,632	Celgene Corp.*	1,718,014
200	Chugai Pharmaceutical Co. Ltd.	10,472
500	Daiichi Sankyo Co. Ltd.	19,102
1,300	Eisai Co. Ltd.	91,507
92,332	Gilead Sciences, Inc.	6,540,799
300	GlaxoSmithKline plc	6,048
100	Hisamitsu Pharmaceutical Co., Inc.	8,426
3,200	IQVIA Holdings, Inc.*	319,424
12,849	Johnson & Johnson	1,559,098
19,800	Merck & Co., Inc.	1,201,860
5,500	Mitsubishi Tanabe Pharma Corp.	94,958
81,300	Mylan NV*	2,938,182
24,900	Neurocrine Biosciences, Inc.*	2,446,176
100	Nippon Shinyaku Co. Ltd.	6,206
300	Ono Pharmaceutical Co. Ltd.	7,023
300	PeptiDream, Inc.*	12,464
11,300	Perrigo Co. plc	823,883
60,559	Pfizer, Inc.	2,197,081
23,700	Sanofi	1,902,151
4,700	Santen Pharmaceutical Co. Ltd.	81,763
3,100	Shionogi & Co. Ltd.	159,073
8,049	Thermo Fisher Scientific, Inc.	1,667,270
2,700	Zoetis, Inc.	230,013

		33,321,694

Real Estate – 0.6%
32,571	American Tower Corp. (REIT)	4,695,761
7,100	Aroundtown SA	58,364
4,000	CBRE Group, Inc. Class A*	190,960
14,100	Crown Castle International Corp. (REIT)	1,520,262
100	Daito Trust Construction Co. Ltd.	16,267
4,300	Equinix, Inc. (REIT)	1,848,527
200	Equity Residential (REIT)	12,738
100	Federal Realty Investment Trust (REIT)	12,655
100	Gecina SA (REIT)	16,706
600	GGP, Inc. (REIT)	12,258
100	Hammerson plc (REIT)	687
12,500	Howard Hughes Corp. (The)*	1,656,250
100	Intu Properties plc (REIT)	238
200	Iron Mountain, Inc. (REIT)	7,002
200	Kimco Realty Corp. (REIT)	3,398
25,300	Macerich Co. (The) (REIT)	1,437,799
200	Nomura Real Estate Holdings, Inc.	4,428
400	NTT Urban Development Corp.	4,297
200	Relo Group, Inc.	5,269
8,800	SBA Communications Corp. (REIT)*	1,453,056

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate – (continued)
5,700	Segro plc (REIT)	$50,199
200	Simon Property Group, Inc. (REIT)	34,038
300	Sumitomo Realty & Development Co. Ltd.	11,047
900	Tokyu Fudosan Holdings Corp.	6,349
200	Tritax Big Box REIT plc (REIT)	411
700	Vonovia SE	33,271
100	Vornado Realty Trust (REIT)	7,392
400	Weyerhaeuser Co. (REIT)	14,584

		13,114,213

Retailing – 1.9%
3,400	Advance Auto Parts, Inc.	461,380
7,376	Amazon.com, Inc.*	12,537,725
500	AutoZone, Inc.*	335,465
7,200	Best Buy Co., Inc.	536,976
900	Booking Holdings, Inc.*	1,824,381
17,500	CarMax, Inc.*	1,275,225
38,900	Dixons Carphone plc	95,461
4,600	Dollar General Corp.	453,560
26,200	Dollar Tree, Inc.*	2,227,000
200	Don Quijote Holdings Co. Ltd.	9,600
39,300	Expedia Group, Inc.	4,723,467
11,700	Foot Locker, Inc.	616,005
5,100	Gap, Inc. (The)	165,189
1,400	Genuine Parts Co.	128,506
11,100	Home Depot, Inc. (The)	2,165,610
10,400	Kohl’s Corp.	758,160
12,000	LKQ Corp.*	382,800
26,800	Lowe’s Cos., Inc.	2,561,276
19,000	Macy’s, Inc.	711,170
52,600	Marks & Spencer Group plc	204,323
400	Marui Group Co. Ltd.	8,414
9,100	Netflix, Inc.*	3,562,013
100	Nitori Holdings Co. Ltd.	15,558
5,900	Nordstrom, Inc.	305,502
100	Ocado Group plc*	1,351
5,000	O’Reilly Automotive, Inc.*	1,367,850
21,000	Rakuten, Inc.	141,743
100	Ross Stores, Inc.	8,475
11,400	Target Corp.	867,768
16,900	Tiffany & Co.	2,224,040
3,500	Tractor Supply Co.	267,715

		40,943,708

Semiconductors & Semiconductor Equipment – 0.8%
900	Advantest Corp.	18,669
48,500	Applied Materials, Inc.	2,240,215
500	ASML Holding NV	98,943
5,900	BE Semiconductor Industries NV	158,768
3,800	Broadcom, Inc.	922,032
100	Infineon Technologies AG	2,540
21,357	Lam Research Corp.	3,691,558
64,800	Marvell Technology Group Ltd.	1,389,312
6,100	Microchip Technology, Inc.	554,795
78,518	Micron Technology, Inc.*	4,117,484
10,190	NVIDIA Corp.	2,414,011

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
20,200	QUALCOMM, Inc.	1,133,624
500	SCREEN Holdings Co. Ltd.	35,017
1,400	Siltronic AG	198,941
8,800	Skyworks Solutions, Inc.	850,520
5,800	STMicroelectronics NV	128,663
300	SUMCO Corp.	6,025
200	Texas Instruments, Inc.	22,050
1,300	Ulvac, Inc.	49,591

		18,032,758

Software & Services – 4.5%
5,800	Accenture plc Class A	948,822
1,200	Adobe Systems, Inc.*	292,572
19,895	Akamai Technologies, Inc.*	1,456,911
14,100	Alliance Data Systems Corp.	3,288,120
6,094	Alphabet, Inc. Class A*	6,881,284
5,535	Alphabet, Inc. Class C*	6,175,123
6,200	Altran Technologies SA	89,608
700	Amadeus IT Group SA	55,043
100	ANSYS, Inc.*	17,418
3,000	Atos SE	407,931
9,400	Autodesk, Inc.*	1,232,246
25,800	Booz Allen Hamilton Holding Corp.	1,128,234
35,900	CA, Inc.	1,279,835
3,300	Capgemini SE	442,233
3,800	Citrix Systems, Inc.*	398,392
38,000	Cognizant Technology Solutions Corp. Class A	3,001,620
400	Dassault Systemes SE	55,977
17,100	Dell Technologies, Inc. Class V*	1,446,318
3,800	DeNA Co. Ltd.	71,158
30,800	DXC Technology Co.	2,482,788
75,600	eBay, Inc.*	2,741,256
9,800	Electronic Arts, Inc.*	1,381,996
17,000	Euronet Worldwide, Inc.*	1,424,090
45,981	Facebook, Inc. Class A*	8,935,028
4,600	Fidelity National Information Services, Inc.	487,738
81,500	FireEye, Inc.*	1,254,285
700	Fiserv, Inc.*	51,863
17,400	Fujitsu Ltd.	105,296
50,800	Genpact Ltd.	1,469,644
14,500	International Business Machines Corp.	2,025,650
1,400	Intuit, Inc.	286,027
4,700	Just Eat plc*	48,196
500	Kakaku.com, Inc.	11,259
27,502	Mastercard, Inc. Class A	5,404,693
3,700	Micro Focus International plc	64,200
116,157	Microsoft Corp.	11,454,242
4,200	Nexon Co. Ltd.*	60,939
100	Nintendo Co. Ltd.	32,643
100	Nomura Research Institute Ltd.	4,838
7,400	NTT Data Corp.	85,122
128,400	Nuance Communications, Inc.*	1,782,834
100	Obic Co. Ltd.	8,262
68,200	Oracle Corp.	3,004,892

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
300	Otsuka Corp.	$11,744
51,051	PayPal Holdings, Inc.*	4,251,017
14,250	Perspecta, Inc.	292,838
1,700	Red Hat, Inc.*	228,429
27,600	salesforce.com, Inc.*	3,764,640
700	Scout24 AG	37,050
4,400	Sophos Group plc	36,998
11,400	Splunk, Inc.*	1,129,854
200	Square Enix Holdings Co. Ltd.	9,806
19,200	Square, Inc. Class A*	1,183,488
57,000	Symantec Corp.	1,177,050
2,900	Synopsys, Inc.*	248,153
20,200	Tableau Software, Inc. Class A*	1,974,550
14,098	Take-Two Interactive Software, Inc.*	1,668,639
9,400	Total System Services, Inc.	794,488
1,900	Ubisoft Entertainment SA*	207,686
1,900	United Internet AG (Registered)	108,474
1,400	VeriSign, Inc.*	192,388
35,694	Visa, Inc. Class A	4,727,670
33,400	Western Union Co. (The)	679,022
500	Wirecard AG	80,010
48,300	Worldpay, Inc.*	3,949,974
100	Yahoo Japan Corp.	331
6,100	ZPG plc	39,224

		100,070,149

Technology Hardware & Equipment – 1.6%
1,200	Alps Electric Co. Ltd.	30,819
64,219	Apple, Inc.	11,887,579
2,900	Canon, Inc.	95,096
76,300	Cisco Systems, Inc.	3,283,189
84,806	CommScope Holding Co., Inc.*	2,476,759
600	Electrocomponents plc	5,982
4,200	F5 Networks, Inc.*	724,290
2,700	FLIR Systems, Inc.	140,319
3,200	FUJIFILM Holdings Corp.	124,809
700	Halma plc	12,604
100	Hamamatsu Photonics KK	4,293
25,600	Hitachi Ltd.	180,352
400	Horiba Ltd.	27,960
72,100	HP, Inc.	1,635,949
3,400	Ibiden Co. Ltd.	54,327
3,800	Ingenico Group SA	340,724
700	IPG Photonics Corp.*	154,441
57,200	Juniper Networks, Inc.	1,568,424
1,000	Kyocera Corp.	56,238
1,700	Motorola Solutions, Inc.	197,829
15,400	NetApp, Inc.	1,209,362
3,200	Nippon Electric Glass Co. Ltd.	88,704
77,000	Nokia OYJ	441,663
200	Omron Corp.	9,317
26,509	Palo Alto Networks, Inc.*	5,446,804
22,400	Seagate Technology plc	1,264,928
400	Shimadzu Corp.	12,068
1,200	Spectris plc	41,230
100	Taiyo Yuden Co. Ltd.	2,787

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
100	TDK Corp.	10,182
1,600	TE Connectivity Ltd.	144,096
35,800	Western Digital Corp.	2,771,278
400	Yaskawa Electric Corp.	14,086
3,200	Yokogawa Electric Corp.	56,823
12,000	Zebra Technologies Corp. Class A*	1,719,000

		36,234,311

Telecommunication Services – 0.2%
78,600	AT&T, Inc.	2,523,846
200	BT Group plc	574
1,400	Cellnex Telecom SA	35,198
2,200	CenturyLink, Inc.	41,008
3,600	KDDI Corp.	98,442
7,400	Nippon Telegraph & Telephone Corp.	336,167
100	NTT DOCOMO, Inc.	2,548
100	Orange SA	1,669
966,300	Telecom Italia SpA*	715,914
400	Telefonica Deutschland Holding AG	1,574
46,600	Telefonica SA	395,514
800	Verizon Communications, Inc.	40,248
173,300	Vodafone Group plc	419,783

		4,612,485

Transportation – 0.6%
2,100	Abertis Infraestructuras SA	45,011
33,600	Air France-KLM*	274,585
9,200	Alaska Air Group, Inc.	555,588
500	American Airlines Group, Inc.	18,980
7,500	Atlantia SpA	221,117
600	Central Japan Railway Co.	124,218
2,000	CH Robinson Worldwide, Inc.	167,320
93,539	Delta Air Lines, Inc.	4,633,922
13,500	Deutsche Lufthansa AG (Registered)	323,428
1,700	Deutsche Post AG (Registered)	55,234
4,500	easyJet plc	99,000
500	FedEx Corp.	113,530
1,500	Fraport AG Frankfurt Airport Services Worldwide	144,307
17,000	Genesee & Wyoming, Inc. Class A*	1,382,440
19,200	International Consolidated Airlines Group SA	167,509
400	Japan Airlines Co. Ltd.	14,172
1,200	JB Hunt Transport Services, Inc.	145,860
1,500	Kansas City Southern	158,940
100	Keisei Electric Railway Co. Ltd.	3,430
100	Nippon Express Co. Ltd.	7,246
27,700	Royal Mail plc	184,286
5,100	Seino Holdings Co. Ltd.	90,245
2,900	SG Holdings Co. Ltd.	63,443
9,300	Southwest Airlines Co.	473,184
9,400	Union Pacific Corp.	1,331,792
5,600	United Continental Holdings, Inc.*	390,488
10,600	United Parcel Service, Inc. Class B	1,126,038
12,500	XPO Logistics, Inc.*	1,252,250
300	Yamato Holdings Co. Ltd.	8,830

		13,576,393

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value
Common Stocks – (continued)
Utilities – 0.5%
268,400	A2A SpA	$464,582
30,200	AES Corp.	404,982
300	Alliant Energy Corp.	12,696
100	American Electric Power Co., Inc.	6,925
17,052	American Water Works Co., Inc.	1,455,900
12,900	CenterPoint Energy, Inc.	357,459
71,000	Centrica plc	147,423
200	Chubu Electric Power Co., Inc.	2,999
4,000	Consolidated Edison, Inc.	311,920
25,700	Drax Group plc	110,857
3,200	DTE Energy Co.	331,616
4,100	Duke Energy Corp.	324,228
1,800	E.ON SE	19,178
3,000	Edison International	189,810
400	Electric Power Development Co. Ltd.	10,324
2,100	Electricite de France SA	28,816
100	Endesa SA	2,199
54,200	Enel SpA	300,332
29,500	Engie SA	451,247
2,300	Entergy Corp.	185,817
100	Eversource Energy	5,861
16,400	Exelon Corp.	698,640
2,700	FirstEnergy Corp.	96,957
2,400	Fortum OYJ	57,166
3,100	Kansai Electric Power Co., Inc. (The)	45,211
1,200	NextEra Energy, Inc.	200,436
300	NiSource, Inc.	7,884
21,500	NRG Energy, Inc.	660,050
12,000	PG&E Corp.	510,720
400	PPL Corp.	11,420
1,700	Public Service Enterprise Group, Inc.	92,038
300	Rubis SCA	18,700
1,100	RWE AG	24,997
100	Sempra Energy	11,611
3,100	Shikoku Electric Power Co., Inc.	41,463
8,300	SSE plc	148,159
100	Suez	1,294
35,600	Terna Rete Elettrica Nazionale SpA	192,264
14,500	Tokyo Electric Power Co. Holdings, Inc.*	67,505
160,100	Vistra Energy Corp.*	3,787,966
200	Xcel Energy, Inc.	9,136

		11,808,788

TOTAL COMMON STOCKS
(Cost $500,787,628)		$541,533,927

Exchange Traded Funds – 7.6%
75,256	Energy Select Sector SPDR Fund	$5,714,941
269,783	Health Care Select Sector SPDR Fund	22,516,089
96,086	Invesco Emerging Markets Sovereign Debt ETF	2,548,201

Exchange Traded Funds – (continued)
1,843,142	Invesco Senior Loan ETF	42,207,952
32,404	SPDR Bloomberg Barclays Convertible Securities ETF	1,718,060
49,989	SPDR Dow Jones International Real Estate ETF	1,956,569
31,158	SPDR Dow Jones REIT ETF	2,927,606
2,112,721	Vanguard FTSE Emerging Markets ETF	89,156,826

TOTAL EXCHANGE TRADED FUNDS
(Cost $159,098,841)		$168,746,244

Shares	Distribution Rate	Value
Investment Company(c) – 62.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,371,868,767	1.869%	$1,371,868,767
(Cost $1,371,868,767)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,031,755,236)		$2,082,148,938

Securities Lending Reinvestment Vehicle(c) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,648,850	1.869%	$2,648,850
(Cost $2,648,850)

TOTAL INVESTMENTS – 94.3%
(Cost $2,034,404,086)		$2,084,797,788

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.7%		125,966,007

NET ASSETS – 100.0%		$2,210,763,795

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(b)	All or a portion of security is on loan.
(c)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines peso
PLN	—Polish Zloty
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
UBS AG	USD	3,794,740	BRL	14,370,000	$3,695,453	07/30/2018	$99,287
	USD	4,168,350	CHF	4,120,000	4,167,845	07/24/2018	505
	USD	3,408,541	CLP	2,182,850,000	3,341,083	07/30/2018	67,458
	USD	27,211,167	GBP	20,500,000	27,081,190	07/24/2018	129,977
	USD	6,818,161	HUF	1,911,160,000	6,786,281	07/24/2018	31,880
	USD	4,197,457	IDR	59,987,030,000	4,181,875	07/30/2018	15,582
	USD	9,463,629	ILS	34,170,000	9,354,709	07/24/2018	108,920
	USD	8,108,883	INR	555,860,000	8,088,776	07/30/2018	20,107
	USD	19,325,198	JPY	2,126,240,000	19,232,106	07/24/2018	93,092
	USD	3,397,265	NOK	27,620,000	3,394,224	07/24/2018	3,041
	USD	12,595,992	NZD	18,340,000	12,421,813	07/24/2018	174,179
	USD	4,641,988	PLN	17,300,000	4,620,005	07/24/2018	21,983
	USD	5,970,038	SEK	53,060,000	5,933,466	07/24/2018	36,572
	USD	10,052,373	TWD	304,480,000	10,012,662	07/30/2018	39,711
TOTAL							$842,294

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
UBS AG	USD	13,843,794	AUD	18,740,000	$13,869,375	07/24/2018	$(25,581)
	USD	12,277,947	CAD	16,330,000	12,426,316	07/24/2018	(148,369)
	USD	16,746,462	CHF	16,590,000	16,782,656	07/24/2018	(36,194)
	USD	5,206,145	CZK	115,810,000	5,214,426	07/24/2018	(8,281)
	USD	54,520,579	EUR	46,860,000	54,808,291	07/24/2018	(287,712)
	USD	4,060,570	MXN	82,950,000	4,162,577	07/24/2018	(102,007)
	USD	12,500,718	PHP	669,690,000	12,523,275	07/30/2018	(22,557)
TOTAL							$(630,701)

FUTURES CONTRACTS — At June 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
3 Month Canadian Bankers Acceptance	84	09/17/2018	$15,660,746	$(4,510)
3 Month Canadian Bankers Acceptance	56	12/17/2018	10,423,459	(7,850)
3 Month Canadian Bankers Acceptance	20	03/18/2019	3,717,149	(3,122)
3 Month Sterling	92	09/19/2018	15,053,431	(6,180)
3 Month Sterling	76	12/19/2018	12,428,547	(1,467)
3 Month Sterling	54	03/20/2019	8,824,574	995
3 Month Sterling	58	06/19/2019	9,472,505	1,590
3 Month Sterling	45	09/18/2019	7,344,903	(561)
3 Month Sterling	29	12/18/2019	4,730,033	(1,199)
3 Month Sterling	22	03/18/2020	3,586,486	(497)
3 Month Sterling	18	06/17/2020	2,933,210	550
Amsterdam Exchange Index	40	07/20/2018	5,153,268	(112,162)
ASX 90 Day Bank Accepted Bill	15	12/13/2018	11,046,275	(577)
ASX 90 Day Bank Accepted Bill	77	03/07/2019	56,701,428	4,640
Australia 10 Year Bond	118	09/17/2018	11,296,624	20,401
Brent Crude Oil	81	07/31/2018	6,417,630	182,087
CAC 40 10 Euro Index	103	07/20/2018	6,399,678	(153,955)
Canada 10 Year Bond	70	09/19/2018	7,279,276	(21,431)
DAX Index	12	09/21/2018	4,312,160	(194,877)
EURO STOXX 50 Index	970	09/21/2018	38,412,095	(910,886)
Euro-Bobl	329	09/06/2018	50,780,534	200,266
Euro-Bund	338	09/06/2018	64,161,151	523,679
Euro-Buxl	32	09/06/2018	6,640,578	114,772
Euro-OAT	109	09/06/2018	19,671,428	174,407
Euro-Schatz	419	09/06/2018	54,844,110	38,617
FTSE 100 Index	222	09/21/2018	22,271,216	(150,162)
Japan 10 Year Bond	5	09/12/2018	6,812,085	9,057
LME Aluminum Base Metal	40	07/16/2018	2,164,000	(216,581)
LME Aluminum Base Metal	39	08/13/2018	2,073,825	(178,468)
LME Nickel Base Metal	29	07/16/2018	2,581,377	(107,687)
LME Nickel Base Metal	31	08/13/2018	2,764,983	(114,367)
Long Gilt	132	09/26/2018	21,437,913	(24,556)
Low Sulphur Gasoil	60	08/10/2018	4,060,500	59,879
MSCI Taiwan Index	57	07/30/2018	2,209,320	5,686
NASDAQ 100 Emini Index	102	09/21/2018	14,416,170	(268,500)
NY Harbor ULSD	43	07/31/2018	3,990,718	46,476

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
OMXS30 Index	135	07/20/2018	$2,352,807	$(14,005)
RBOB Gasoline	39	07/31/2018	3,523,666	76,878
Russell 2000 E-Mini Index	524	09/21/2018	43,164,500	(757,544)
S&P Midcap 400 E-Mini Index	35	09/21/2018	6,846,350	(177,428)
S&P/TSX 60 Index	41	09/20/2018	6,008,489	20,561
TOPIX Index	96	09/13/2018	15,005,013	(345,604)
U.S. Treasury Long Bond	16	09/19/2018	2,320,000	239
WTI Crude Oil	76	07/20/2018	5,635,400	627,550
Total				$(1,665,846)
Short position contracts:
100 oz Gold	(148)	08/29/2018	$(18,566,600)	$374,402
3 Month Eurodollar	(162)	09/17/2018	(39,505,725)	192,913
3 Month Eurodollar	(219)	12/17/2018	(53,304,600)	264,690
3 Month Eurodollar	(253)	03/18/2019	(61,504,300)	323,047
3 Month Eurodollar	(273)	06/17/2019	(66,301,462)	370,928
3 Month Eurodollar	(260)	09/16/2019	(63,102,000)	367,141
3 Month Eurodollar	(235)	12/16/2019	(57,008,063)	306,475
3 Month Eurodollar	(224)	03/16/2020	(54,331,200)	114,805
3 Month Eurodollar	(207)	06/15/2020	(50,207,850)	(24,559)
ASX 90 Day Bank Accepted Bill	(145)	09/13/2018	(106,780,656)	2,692
Coffee ’C’	(62)	09/18/2018	(2,676,075)	42,817
Corn	(189)	09/14/2018	(3,397,275)	65,555
Euro-BTP	(31)	09/06/2018	(4,606,317)	(42,034)
KOSPI 200 Index	(35)	09/13/2018	(2,355,316)	(6,102)
LME Aluminum Base Metal	(40)	07/16/2018	(2,164,000)	163,651
LME Nickel Base Metal	(29)	07/16/2018	(2,581,377)	106,855
S&P 500 E-Mini Index	(1,281)	09/21/2018	(174,318,480)	3,312,766
Silver	(38)	09/26/2018	(3,077,620)	131,957
Soybean	(110)	11/14/2018	(4,840,000)	199,028
U.S. Treasury 10 Year Note	(77)	09/19/2018	(9,254,438)	(49,355)
U.S. Treasury 2 Year Note	(151)	09/28/2018	(31,986,047)	(15,526)
U.S. Treasury 5 Year Note	(140)	09/28/2018	(15,906,406)	(50,166)
Total				$6,151,980
Total Futures Contracts				$4,486,134

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2018(a)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased (b):
Markit CDX North America High Yield Index	(5.000)%	3.584%	06/20/2023	USD 42,150	$(2,536,612)	$(2,718,036)	$181,424
Protection Sold (c):
Markit CDX North America Investment Grade Index	1.000	0.672	06/20/2023	8,000	122,123	137,053	(14,930)
iTraxx Europe Crossover Index	5.000	3.200	06/20/2023	EUR 46,900	4,436,037	5,545,497	(1,109,460)
iTraxx Europe Index	1.000	0.735	06/20/2023	2,800	43,283	70,486	(27,203)
TOTAL					$2,064,831	$3,035,000	$(970,169)

(a)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.
(b)	Payments made quarterly
(c)	Payments received quarterly.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation)(a)
MSCI The World Growth Net Return Index(b)	(2.047)%	Bank of America NA	05/13/2019	USD 119,560	$71,440
MSCI The World Growth Net Return Index(b)	(2.046)		05/13/2019	24,966	(588,592)
MSCI The World Net Return Index(c)	2.047		05/13/2019	125,748	3,287,734
MSCI The World Net Return Index(c)	2.046		05/13/2019	26,642	605,134
Alerian MLP Index Total Return(d)	(2.362)	Deutsche Bank AG	10/26/2018	13,456	543,015
Bloomberg Roll Select Commodity Index Total Return(e)	0.000	JPMorgan Chase Bank NA	11/23/2018	11,000	19,095
TOTAL					$3,937,826

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made monthly.
(c)	Payments received monthly.
(d)	Payments made quarterly.
(e)	Payments made weekly.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At June 30, 2018, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,425.00 USD	07/20/2018	35	$(9,514,295)	$(7,350)	$(72,324)	$64,974
		2,450.00 USD	07/20/2018	35	(9,514,295)	(8,225)	(77,874)	69,649
		2,475.00 USD	07/20/2018	34	(9,242,458)	(8,500)	(88,346)	79,846
		2,500.00 USD	07/20/2018	33	(8,970,621)	(11,550)	(96,807)	85,257
		2,525.00 USD	07/20/2018	34	(9,242,458)	(14,450)	(107,305)	92,855
		2,550.00 USD	07/20/2018	33	(8,970,621)	(18,315)	(120,633)	102,318
		2,575.00 USD	07/20/2018	32	(8,698,784)	(18,240)	(132,848)	114,608
		2,600.00 USD	07/20/2018	32	(8,698,784)	(25,920)	(148,013)	122,093
		2,625.00 USD	07/20/2018	31	(8,426,947)	(34,100)	(166,858)	132,758
		2,650.00 USD	07/20/2018	31	(8,426,947)	(44,950)	(185,569)	140,619
		2,675.00 USD	07/20/2018	30	(8,155,110)	(55,500)	(210,214)	154,714
		2,700.00 USD	07/20/2018	29	(7,883,273)	(71,514)	(231,537)	160,023
		2,450.00 USD	08/17/2018	47	(12,776,339)	(41,736)	(73,289)	31,553
		2,475.00 USD	08/17/2018	46	(12,504,502)	(39,100)	(79,659)	40,559
		2,500.00 USD	08/17/2018	45	(12,232,665)	(51,750)	(87,266)	35,516
		2,525.00 USD	08/17/2018	44	(11,960,828)	(57,200)	(96,867)	39,667
		2,550.00 USD	08/17/2018	43	(11,688,991)	(65,919)	(107,598)	41,679
		2,575.00 USD	08/17/2018	42	(11,417,154)	(73,080)	(121,100)	48,020
		2,600.00 USD	08/17/2018	41	(11,145,317)	(85,075)	(134,202)	49,127
		2,625.00 USD	08/17/2018	41	(11,145,317)	(100,450)	(150,237)	49,787
		2,650.00 USD	08/17/2018	40	(10,873,480)	(118,000)	(168,561)	50,561
		2,675.00 USD	08/17/2018	39	(10,601,643)	(130,845)	(189,809)	58,964
		2,700.00 USD	08/17/2018	38	(10,329,806)	(157,776)	(212,823)	55,047
		2,725.00 USD	08/17/2018	38	(10,329,806)	(190,000)	(246,067)	56,067
		2,500.00 USD	09/21/2018	50	(13,591,850)	(100,500)	(75,523)	(24,977)
		2,525.00 USD	09/21/2018	47	(12,776,339)	(113,740)	(79,147)	(34,593)
		2,550.00 USD	09/21/2018	48	(13,048,176)	(139,200)	(90,764)	(48,436)
		2,575.00 USD	09/21/2018	49	(13,320,013)	(144,795)	(103,870)	(40,925)
		2,600.00 USD	09/21/2018	46	(12,504,502)	(149,638)	(108,975)	(40,663)
		2,625.00 USD	09/21/2018	45	(12,232,665)	(169,200)	(120,880)	(48,320)
		2,650.00 USD	09/21/2018	44	(11,960,828)	(206,800)	(133,596)	(73,204)
		2,675.00 USD	09/21/2018	43	(11,688,991)	(216,591)	(148,533)	(68,058)
		2,700.00 USD	09/21/2018	43	(11,688,991)	(258,000)	(170,530)	(87,470)
		2,725.00 USD	09/21/2018	42	(11,417,154)	(286,440)	(189,424)	(97,016)
		2,750.00 USD	09/21/2018	41	(11,145,317)	(318,980)	(212,496)	(106,484)
		2,775.00 USD	09/21/2018	40	(10,873,480)	(361,320)	(240,089)	(121,231)
Total written options contracts				1,431		$(3,894,749)	$(4,979,633)	$1,084,884

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Distribution Rate	Value
Investment Company (a) – 89.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
93,937,936	1.869%	$93,937,936

TOTAL INVESTMENTS – 89.2%
(Cost $93,937,936)		$93,937,936

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.8%		11,339,587

NET ASSETS – 100.0%		$105,277,523

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thailand Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	CHF	390,000	USD	393,352	$394,529	07/24/2018	$1,177
	COP	7,718,180,000	USD	2,620,410	2,630,024	07/30/2018	9,614
	EUR	190,000	USD	221,845	222,228	07/24/2018	383
	MXN	57,130,000	USD	2,796,460	2,866,884	07/24/2018	70,424
	PEN	8,950,000	USD	2,720,117	2,725,335	07/02/2018	5,218
	PLN	830,000	USD	221,541	221,653	07/24/2018	112
	RUB	314,710,000	USD	4,913,407	4,996,223	07/30/2018	82,816
	SEK	3,810,000	USD	425,953	426,056	07/24/2018	103
	TRY	36,270,000	USD	7,552,067	7,824,147	07/24/2018	272,080
	USD	687,980	CHF	680,000	687,897	07/24/2018	83
	USD	2,035,673	CLP	1,305,170,000	1,997,701	07/30/2018	37,972
	USD	4,681,570	GBP	3,530,000	4,663,249	07/24/2018	18,321
	USD	1,511,097	HUF	423,610,000	1,504,184	07/24/2018	6,913
	USD	8,624,364	ILS	31,140,000	8,525,186	07/24/2018	99,178
	USD	2,691,210	JPY	295,440,000	2,672,291	07/24/2018	18,919
	USD	8,813,231	KRW	9,743,200,000	8,753,777	07/30/2018	59,454
	USD	3,298,072	NZD	4,800,000	3,251,074	07/24/2018	46,998
	USD	3,187,567	PEN	10,460,000	3,185,141	07/02/2018	2,426
	USD	2,321,191	PLN	8,650,000	2,310,002	07/24/2018	11,189
	USD	3,714,677	SEK	33,010,000	3,691,363	07/24/2018	23,314
	USD	5,208,179	THB	171,740,000	5,186,458	07/24/2018	21,721
	USD	9,114,426	TWD	276,050,000	9,077,757	07/30/2018	36,669
	ZAR	2,210,000	USD	159,880	160,668	07/24/2018	788
TOTAL							$825,872

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	15,470,000	USD	4,071,757	$3,978,335	07/30/2018	$(93,422)
	INR	162,040,000	USD	2,362,058	2,357,978	07/30/2018	(4,080)
	MXN	10,990,000	USD	557,448	551,497	07/24/2018	(5,951)
	NOK	52,060,000	USD	6,404,059	6,397,658	07/24/2018	(6,401)
	PEN	1,510,000	USD	460,772	459,805	07/02/2018	(967)
	PEN	4,730,000	USD	1,439,440	1,438,913	07/27/2018	(527)
	TRY	1,370,000	USD	297,033	295,536	07/24/2018	(1,497)
	TWD	3,710,000	USD	122,076	122,002	07/30/2018	(74)
	USD	2,024,344	AUD	2,740,000	2,027,860	07/24/2018	(3,516)
	USD	1,976,873	CAD	2,630,000	2,001,299	07/24/2018	(24,426)
	USD	12,436,580	CHF	12,320,000	12,463,069	07/24/2018	(26,489)
	USD	3,839,736	CZK	85,420,000	3,846,095	07/24/2018	(6,359)
	USD	7,583,151	EUR	6,530,000	7,637,604	07/24/2018	(54,453)
	USD	381,659	KRW	427,340,000	383,943	07/30/2018	(2,284)
	USD	257,419	NOK	2,100,000	258,070	07/24/2018	(651)
	USD	128,652	NZD	190,000	128,689	07/24/2018	(37)
	USD	1,333,148	PHP	71,460,000	1,336,310	07/30/2018	(3,162)
	USD	329,436	TWD	10,030,000	329,832	07/30/2018	(396)
	ZAR	78,410,000	USD	5,744,974	5,700,446	07/24/2018	(44,528)
TOTAL							$(279,220)

FUTURES CONTRACTS — At June 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	33	08/29/2018	$4,139,850	$(142,348)
3 Month Canadian Bankers Acceptance	4	09/17/2018	745,750	(255)
3 Month Canadian Bankers Acceptance	3	12/17/2018	558,400	(396)
3 Month Canadian Bankers Acceptance	1	03/18/2019	185,857	(220)
3 Month Sterling	5	09/19/2018	818,121	(282)
3 Month Sterling	3	12/19/2018	490,601	(24)
3 Month Sterling	3	03/20/2019	490,254	76
3 Month Sterling	2	06/19/2019	326,638	110
3 Month Sterling	2	09/18/2019	326,440	111
3 Month Sterling	1	12/18/2019	163,105	64
3 Month Sterling	1	03/18/2020	163,022	22
3 Month Sterling	1	06/17/2020	162,956	14
Amsterdam Exchange Index	2	07/20/2018	257,663	(5,406)
ASX 90 Day Bank Accepted Bill	1	12/13/2018	736,418	(2)
ASX 90 Day Bank Accepted Bill	4	03/07/2019	2,945,529	232
Australia 10 Year Bond	564	09/17/2018	53,994,033	538,732
Brent Crude Oil	48	07/31/2018	3,803,040	100,104
CAC 40 10 Euro Index	5	07/20/2018	310,664	(7,475)
Coffee ’C’	70	09/18/2018	3,021,375	(49,458)
EURO STOXX 50 Index	7	09/21/2018	277,201	(6,188)
Euro-Bobl	20	09/06/2018	3,086,963	11,313
Euro-Bund	105	09/06/2018	19,931,719	154,646
Euro-Buxl	2	09/06/2018	415,036	7,398
Euro-OAT	7	09/06/2018	1,263,303	8,307
Euro-Schatz	25	09/06/2018	3,272,322	2,194
Feeder Cattle	11	08/30/2018	832,287	8,218

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index	6	09/21/2018	$601,925	$(4,058)
Japan 10 Year Bond	26	09/12/2018	35,422,842	(269)
Lean Hogs	73	08/14/2018	2,232,340	(21,370)
Live Cattle	9	08/31/2018	384,210	4,642
LME Aluminum Base Metal	42	07/16/2018	2,272,200	(212,039)
LME Aluminum Base Metal	60	08/13/2018	3,190,500	(217,038)
LME Lead Base Metal	48	07/16/2018	2,894,100	45,751
LME Lead Base Metal	44	08/13/2018	2,651,825	(101,707)
LME Nickel Base Metal	30	07/16/2018	2,670,390	73,826
LME Nickel Base Metal	24	08/13/2018	2,140,632	(77,247)
LME Zinc Base Metal	29	07/16/2018	2,096,337	(148,686)
LME Zinc Base Metal	39	08/13/2018	2,790,937	(235,393)
Low Sulphur Gasoil	5	08/10/2018	338,375	4,990
MSCI Taiwan Index	4	07/30/2018	155,040	385
NASDAQ 100 E-mini Index	3	09/21/2018	424,005	(7,778)
OMXS30 Index	9	07/20/2018	156,854	(934)
Russell 2000 E-Mini Index	6	09/21/2018	494,250	(8,667)
S&P 500 E-Mini Index	41	09/21/2018	5,579,280	(32,158)
S&P Midcap 400 E-Mini Index	2	09/21/2018	391,220	(10,139)
S&P/TSX 60 Index	4	09/20/2018	586,194	1,934
Silver	13	09/26/2018	1,052,870	(31,052)
TOPIX Index	1	09/13/2018	156,302	(3,843)
U.S. Treasury 10 Year Note	94	09/19/2018	11,297,625	64,801
WTI Crude Oil	36	07/20/2018	2,669,400	188,371
Total				$(108,191)
Short position contracts:
3 Month Eurodollar	(8)	09/17/2018	(1,950,900)	7,469
3 Month Eurodollar	(11)	12/17/2018	(2,677,400)	10,587
3 Month Eurodollar	(12)	03/18/2019	(2,917,200)	13,485
3 Month Eurodollar	(13)	06/17/2019	(3,157,212)	16,320
3 Month Eurodollar	(13)	09/16/2019	(3,155,100)	16,662
3 Month Eurodollar	(11)	12/16/2019	(2,668,462)	16,375
3 Month Eurodollar	(11)	03/16/2020	(2,668,050)	5,775
3 Month Eurodollar	(10)	06/15/2020	(2,425,500)	(1,019)
ASX 90 Day Bank Accepted Bill	(7)	09/13/2018	(5,154,928)	218
Canada 10 Year Bond	(169)	09/19/2018	(17,574,252)	(25,637)
Cocoa	(62)	09/13/2018	(1,557,440)	(59,965)
Copper	(57)	09/26/2018	(4,226,550)	166,593
Corn	(194)	09/14/2018	(3,487,150)	204,864
Cotton No. 2	(90)	12/06/2018	(3,776,400)	311,091
Euro-BTP	(3)	09/06/2018	(445,773)	(1,481)
FTSE/JSE Top 40 Index	(4)	09/20/2018	(150,716)	(5,117)
FTSE/MIB Index	(1)	09/21/2018	(125,936)	31
IBEX 35 Index	(1)	07/20/2018	(112,130)	(44)
KC HRW Wheat	(57)	09/14/2018	(1,392,225)	156,717
KOSPI 200 Index	(6)	09/13/2018	(403,768)	4,160
LME Aluminum Base Metal	(42)	07/16/2018	(2,272,200)	172,811
LME Aluminum Base Metal	(2)	08/13/2018	(106,350)	2,219
LME Lead Base Metal	(48)	07/16/2018	(2,894,100)	64,038
LME Lead Base Metal	(9)	08/13/2018	(542,419)	4,141
LME Nickel Base Metal	(30)	07/16/2018	(2,670,390)	53,893
LME Nickel Base Metal	(8)	08/13/2018	(713,544)	(3,602)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
LME Zinc Base Metal	(29)	07/16/2018	$(2,096,337)	$190,744
LME Zinc Base Metal	(2)	08/13/2018	(143,125)	2,995
Long Gilt	(261)	09/26/2018	(42,388,600)	(97,179)
Natural Gas	(91)	07/27/2018	(2,660,840)	1,759
NY Harbor ULSD	(5)	07/31/2018	(464,037)	(22,169)
RBOB Gasoline	(53)	07/31/2018	(4,788,571)	(137,991)
Soybean	(80)	11/14/2018	(3,520,000)	401,835
Sugar No. 11	(76)	09/28/2018	(1,042,720)	14,903
U.S. Treasury 2 Year Note	(17)	09/28/2018	(3,601,078)	(1,795)
U.S. Treasury 5 Year Note	(17)	09/28/2018	(1,931,492)	(7,277)
U.S. Treasury Long Bond	(2)	09/19/2018	(290,000)	(5,294)
Wheat	(7)	09/14/2018	(175,438)	4,303
Total				$1,475,418
Total Futures Contracts				$1,367,227

SWAP CONTRACTS — At June 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2018(a)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased (b):
iTraxx Europe Index	(1.000)%	0.735%	06/20/2023	EUR	350	$(5,411)	$(5,293)	$(118)
Protection Sold (c):
iTraxx Europe Crossover Index	5.000	3.200	06/20/2023		500	47,293	59,341	(12,048)
Markit CDX North America High Yield Index	5.000	3.584	06/20/2023	USD	800	48,145	46,721	1,424
Markit CDX North America Investment Grade Index	1.000	0.672	06/20/2023		1,100	16,792	18,795	(2,003)
TOTAL						$106,819	$119,564	$(12,745)

(a)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.
(b)	Payments made quarterly
(c)	Payments received quarterly.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index*	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(a)
A basket (DBGSLBJP) of common stocks(b)	(0.041)%	Deutsche Bank AG	09/19/2018	JPY	1,540,876	$(87,432)
A basket (DBGSLBJP) of common stocks(b)	(0.043)		09/19/2018		135,367	—
A basket (DBGSLBUK) of common stocks(b)	(0.659)		08/02/2018	GBP	720	—
A basket (DBGSLBUK) of common stocks(b)	(0.664)		08/02/2018		9,717	158,472
A basket (DBGSLBUK) of common stocks(b)	(0.668)		08/02/2018		861	13,450

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Referenced Obligation/Index*	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)			Unrealized Appreciation/ (Depreciation)(a)
A basket (DBGSMOJP) of common stocks(b)	(0.041)%		09/19/2018	JPY	2,408,523		$(39,761)
A basket (DBGSMOJP) of common stocks(b)	(0.043)		09/19/2018		202,990		—
A basket (DBGSMOUK) of common stocks(b)	(0.659)		08/02/2018	GBP	622		—
A basket (DBGSMOUK) of common stocks(b)	(0.664)		08/02/2018		7,761		108,928
A basket (DBGSMOUK) of common stocks(b)	(0.668)		08/02/2018		603		7,883
A basket (DBGSQUJP) of common stocks(b)	(0.041)		09/19/2018	JPY	2,497,455		(55,692)
A basket (DBGSQUJP) of common stocks(b)	(0.043)		09/19/2018		216,497		—
A basket (DBGSQUUK) of common stocks(b)	(0.659)		08/02/2018	GBP	827		—
A basket (DBGSQUUK) of common stocks(b)	(0.664)		08/02/2018		11,858		204,697
A basket (DBGSVAJP) of common stocks(b)	(0.041)		09/19/2018	JPY	3,441,470		203,747
A basket (DBGSVAJP) of common stocks(b)	(0.043)		09/19/2018		306,804		—
A basket (DBGSVAUK) of common stocks(b)	(0.659)		08/02/2018	GBP	719		—
A basket (DBGSVAUK) of common stocks(b)	(0.664)		08/02/2018		8,740		114,205
A basket (DBGSVAUK) of common stocks(b)	(0.668)		08/02/2018		1,435		17,232
FSTE 100 Total Return Index(c)	0.664		08/02/2018		32,366		(556,566)
FSTE 100 Total Return Index(c)	0.668		08/02/2018		9,614		(169,846)
Topix Total Return Index(c)	0.041		09/19/2018	JPY	9,884,192		30,550
Topix Total Return Index(c)	0.043		09/19/2018		846,154		—
A basket (JPBILBEU) of common stocks(b)	(0.370)	JPMorgan Chase Bank NA	03/04/2019	EUR	12,593		18,719
A basket (JPBILBEU) of common stocks(b)	(0.370)		03/04/2019		1,034	(d)	—
A basket (JPBIMOEU) of common stocks(b)	(0.370)		03/04/2019		9,378		(23,132)
A basket (JPBIMOEU) of common stocks(b)	(0.370)		03/04/2019		746	(d)	—
A basket (JPBIQUEU) of common stocks(b)	(0.370)		03/04/2019		14,196		(102,980)
A basket (JPBIQUEU) of common stocks(b)	(0.370)		03/04/2019		1,119	(d)	—
A basket (JPBIVAEU) of common stocks(b)	(0.370)		03/04/2019		12,851		(69,442)
A basket (JPBIVAEU) of common stocks(b)	(0.370)		03/04/2019		1,008	(d)	—
A basket (JPGSLBUS) of common stocks(b)	(2.090)		08/31/2018	USD	1,688	(d)	—
A basket (JPGSLBUS) of common stocks(b)	(2.102)		08/31/2018		13,903		156,645
A basket (JPGSMOUS) of common stocks(b)	(2.090)		08/31/2018		3,165	(d)	—
A basket (JPGSMOUS) of common stocks(b)	(2.102)		08/31/2018		27,306		(856,450)
A basket (JPGSQUUS) of common stocks(b)	(2.090)		08/31/2018		2,789	(d)	—
A basket (JPGSQUUS) of common stocks(b)	(2.102)		08/31/2018		23,473		(365,040)
A basket (JPGSVAUS) of common stocks(b)	(2.090)		08/31/2018		2,156	(d)	—
A basket (JPGSVAUS) of common stocks(b)	(2.102)		08/31/2018		18,441		(431,099)
Euro Stoxx 50 Net Return Index(c)	0.370		03/04/2019	EUR	48,760		617,714
S&P 500 Total Return Index(c)	2.098		08/31/2018	USD	9,016		—
S&P 500 Total Return Index(c)	2.102		08/31/2018		76,655		121,398
TOTAL							$(983,800)

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made weekly.
(c)	Payments received weekly.
(d)	Represents forward starting total return swaps whose effective date of commencement of accruals and cash flows occur subsequent to June 30, 2018.
*	The top 50 components are shown below

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

A basket (DBGSLBJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Nippon Telegraph & Telephone Corp	Telecommunication Services	8,166	$371,201	2.45%
Kao Corp	Consumer Staples	3,671	280,024	1.85
KDDI Corp	Telecommunication Services	10,041	274,735	1.82
NTT DOCOMO Inc	Telecommunication Services	10,216	260,293	1.72
Keyence Corp	Information Technology	456	257,673	1.70
Japan Tobacco Inc	Consumer Staples	8,564	239,263	1.58
Oriental Land Co Ltd/Japan	Consumer Discretionary	2,182	228,986	1.51
Canon Inc	Information Technology	6,909	226,443	1.50
Astellas Pharma Inc	Health Care	14,500	221,070	1.46
East Japan Railway Co	Industrials	2,120	203,139	1.34
FANUC Corp	Industrials	925	183,687	1.21
Nitori Holdings Co Ltd	Consumer Discretionary	1,177	183,583	1.21
Ryohin Keikaku Co Ltd	Consumer Discretionary	519	182,556	1.21
Daito Trust Construction Co Ltd	Real Estate	1,122	182,452	1.21
Japan Airlines Co Ltd	Industrials	5,017	177,880	1.18
Terumo Corp	Health Care	3,099	177,630	1.17
Daiichi Sankyo Co Ltd	Health Care	4,622	176,783	1.17
West Japan Railway Co	Industrials	2,394	176,408	1.17
Nagoya Railroad Co Ltd	Industrials	6,350	163,949	1.08
CyberAgent Inc	Consumer Discretionary	2,694	161,950	1.07
Otsuka Corp	Information Technology	4,115	161,402	1.07
Park24 Co Ltd	Industrials	5,874	159,868	1.06
Otsuka Holdings Co Ltd	Health Care	3,293	159,448	1.05
Square Enix Holdings Co Ltd	Information Technology	3,206	157,415	1.04
Kintetsu Group Holdings Co Ltd	Industrials	3,842	156,755	1.04
Nidec Corp	Industrials	1,026	154,041	1.02
Toray Industries Inc	Materials	19,448	153,433	1.01
Mitsubishi Tanabe Pharma Corp	Health Care	8,792	151,910	1.00
Sumitomo Osaka Cement Co Ltd	Materials	31,873	149,323	0.99
Tobu Railway Co Ltd	Industrials	4,860	148,726	0.98
Sankyo Co Ltd	Consumer Discretionary	3,749	146,698	0.97
M3 Inc	Health Care	3,662	145,926	0.96
Benesse Holdings Inc	Consumer Discretionary	4,090	145,110	0.96
JXTG Holdings Inc	Energy	20,866	145,073	0.96
Hankyu Hanshin Holdings Inc	Industrials	3,574	143,733	0.95
Relo Group Inc	Real Estate	5,367	141,665	0.94
Yamato Holdings Co Ltd	Industrials	4,806	141,603	0.94
Tokyo Gas Co Ltd	Utilities	5,330	141,479	0.93
Central Japan Railway Co	Industrials	679	140,660	0.93
Maruichi Steel Tube Ltd	Materials	4,136	140,182	0.93
Secom Co Ltd	Industrials	1,816	139,419	0.92
NTT Data Corp	Information Technology	12,053	138,832	0.92
Itochu Techno-Solutions Corp	Information Technology	8,035	138,827	0.92
Mitsui & Co Ltd	Industrials	8,276	138,029	0.91
Obayashi Corp	Industrials	13,181	137,183	0.91
Ono Pharmaceutical Co Ltd	Health Care	5,844	137,000	0.91
Osaka Gas Co Ltd	Utilities	6,599	136,556	0.90
Eisai Co Ltd	Health Care	1,933	136,167	0.90
Chugoku Electric Power Co Inc/The	Utilities	10,459	135,204	0.89
ABC-Mart Inc	Consumer Discretionary	2,443	133,647	0.88

A basket (DBGSLBUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
HSBC Holdings PLC	Financials	92,739	$869,611	5.83%
British American Tobacco PLC	Consumer Staples	15,407	778,542	5.22
GlaxoSmithKline PLC	Health Care	33,687	679,938	4.56
Diageo PLC	Consumer Staples	18,161	652,219	4.37
Reckitt Benckiser Group PLC	Consumer Staples	7,082	582,954	3.91

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Unilever PLC	Consumer Staples	10,191	$563,643	3.78%
AstraZeneca PLC	Health Care	7,771	538,571	3.61
Imperial Brands PLC	Consumer Staples	12,184	453,662	3.04
Compass Group PLC	Consumer Discretionary	20,693	441,896	2.96
Vodafone Group PLC	Telecommunication Services	161,964	392,812	2.63
Next PLC	Consumer Discretionary	4,811	384,008	2.57
Randgold Resources Ltd	Materials	4,872	374,103	2.51
RELX PLC	Industrials	16,909	361,967	2.43
Severn Trent PLC	Utilities	13,215	345,146	2.31
United Utilities Group PLC	Utilities	32,925	331,550	2.22
Pennon Group PLC	Utilities	30,379	318,414	2.13
Carnival PLC	Consumer Discretionary	5,479	314,240	2.11
Rentokil Initial PLC	Industrials	66,530	307,933	2.06
NMC Health PLC	Health Care	6,336	299,459	2.01
Fresnillo PLC	Materials	19,431	293,160	1.97
BT Group PLC	Telecommunication Services	101,425	291,465	1.95
BAE Systems PLC	Industrials	33,476	285,682	1.92
Smith & Nephew PLC	Health Care	15,036	277,348	1.86
Kingfisher PLC	Consumer Discretionary	69,916	273,972	1.84
Paddy Power Betfair PLC	Consumer Discretionary	2,475	271,088	1.82
Inmarsat PLC	Telecommunication Services	37,332	270,907	1.82
Bunzl PLC	Industrials	8,694	263,266	1.76
Informa PLC	Consumer Discretionary	23,779	261,977	1.76
Croda International PLC	Materials	3,970	251,507	1.69
SSE PLC	Utilities	13,974	249,817	1.67
Cobham PLC	Industrials	136,895	232,366	1.56
Phoenix Group Holdings	Financials	21,712	193,938	1.30
Halma PLC	Information Technology	10,258	185,420	1.24
DCC PLC	Industrials	1,982	180,283	1.21
Sage Group PLC/The	Information Technology	19,710	163,467	1.10
Centrica PLC	Utilities	74,146	154,224	1.03
Intertek Group PLC	Industrials	2,011	151,653	1.02
RPC Group PLC	Materials	15,243	150,479	1.01
Electrocomponents PLC	Information Technology	14,046	140,475	0.94
Micro Focus International PLC	Information Technology	7,955	138,920	0.93
easyJet PLC	Industrials	6,227	137,452	0.92
Cineworld Group PLC	Consumer Discretionary	36,919	129,375	0.87
RSA Insurance Group PLC	Financials	13,163	117,990	0.79
Dixons Carphone PLC	Consumer Discretionary	45,011	110,817	0.74
Whitbread PLC	Consumer Discretionary	2,087	109,035	0.73
Segro PLC	Real Estate	11,191	98,840	0.66
Spirax-Sarco Engineering PLC	Industrials	1,106	95,101	0.64
Associated British Foods PLC	Consumer Staples	2,301	83,123	0.56
Pearson PLC	Consumer Discretionary	6,177	72,127	0.48
Marks & Spencer Group PLC	Consumer Discretionary	17,643	68,693	0.46

A basket (DBGSMOJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Sony Corp	Consumer Discretionary	10,439	$533,734	2.26%
Keyence Corp	Information Technology	821	463,628	1.97
Nidec Corp	Industrials	3,013	452,172	1.92
Mitsubishi Corp	Industrials	15,169	421,480	1.79
Honda Motor Co Ltd	Consumer Discretionary	14,291	419,657	1.78
Nintendo Co Ltd	Information Technology	1,248	407,774	1.73
Oriental Land Co Ltd/Japan	Consumer Discretionary	3,847	403,646	1.71
Daiichi Sankyo Co Ltd	Health Care	10,246	391,862	1.66
ITOCHU Corp	Industrials	21,092	382,216	1.62
Recruit Holdings Co Ltd	Industrials	13,375	370,165	1.57
Mitsui & Co Ltd	Industrials	21,708	362,035	1.54
JXTG Holdings Inc	Energy	51,063	355,017	1.51

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Terumo Corp	Health Care	5,672	$325,151	1.38%
Sysmex Corp	Health Care	3,463	323,196	1.37
Sumitomo Corp	Industrials	19,055	313,049	1.33
Komatsu Ltd	Industrials	10,682	305,482	1.30
Kose Corp	Consumer Staples	1,404	302,522	1.28
Sumitomo Metal Mining Co Ltd	Materials	7,471	285,822	1.21
Showa Denko KK	Materials	6,391	283,847	1.20
Kao Corp	Consumer Staples	3,713	283,220	1.20
Japan Airlines Co Ltd	Industrials	7,930	281,196	1.19
CyberAgent Inc	Consumer Discretionary	4,624	277,992	1.18
Yaskawa Electric Corp	Information Technology	7,827	276,617	1.17
Asahi Kasei Corp	Materials	21,407	272,086	1.15
TechnoPro Holdings Inc	Industrials	4,205	258,475	1.10
Otsuka Corp	Information Technology	6,434	252,339	1.07
Shimadzu Corp	Information Technology	8,314	251,429	1.07
SBI Holdings Inc/Japan	Financials	9,572	246,592	1.05
JGC Corp	Industrials	11,918	240,236	1.02
Eisai Co Ltd	Health Care	3,389	238,735	1.01
Tokyo Century Corp	Financials	4,185	237,227	1.01
M3 Inc	Health Care	5,951	237,152	1.01
Ryohin Keikaku Co Ltd	Consumer Discretionary	672	236,748	1.00
Yamaha Corp	Consumer Discretionary	4,550	236,593	1.00
Sumitomo Mitsui Trust Holdings Inc	Financials	5,907	234,230	0.99
Don Quijote Holdings Co Ltd	Consumer Discretionary	4,814	231,178	0.98
Nihon M&A Center Inc	Industrials	7,951	230,745	0.98
Sumitomo Realty & Development Co Ltd	Real Estate	6,215	229,385	0.97
Denso Corp	Consumer Discretionary	4,694	229,308	0.97
Daifuku Co Ltd	Industrials	5,156	225,949	0.96
TOTO Ltd	Industrials	4,867	225,835	0.96
Kakaku.com Inc	Information Technology	9,904	223,681	0.95
TDK Corp	Information Technology	2,184	223,123	0.95
Seino Holdings Co Ltd	Industrials	12,403	219,896	0.93
PeptiDream Inc	Health Care	5,230	217,624	0.92
Nitori Holdings Co Ltd	Consumer Discretionary	1,395	217,555	0.92
Obic Co Ltd	Information Technology	2,597	214,965	0.91
Astellas Pharma Inc	Health Care	14,044	214,125	0.91
Chugai Pharmaceutical Co Ltd	Health Care	4,079	213,945	0.91
Hitachi Construction Machinery Co Ltd	Industrials	6,562	213,230	0.90

A basket (DBGSMOUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Royal Dutch Shell PLC	Energy	25,753	$893,302	7.53%
Royal Dutch Shell PLC	Energy	22,840	817,720	6.89
BP PLC	Energy	90,714	692,159	5.83
Rio Tinto PLC	Materials	8,338	462,173	3.90
BHP Billiton PLC	Materials	18,578	418,162	3.53
AstraZeneca PLC	Health Care	5,940	411,692	3.47
Evraz PLC	Materials	57,484	385,595	3.25
Anglo American PLC	Materials	16,986	379,833	3.20
Tesco PLC	Consumer Staples	109,375	370,443	3.12
Segro PLC	Real Estate	40,183	354,899	2.99
TUI AG	Consumer Discretionary	15,920	349,216	2.94
NMC Health PLC	Health Care	6,931	327,556	2.76
Ashtead Group PLC	Industrials	10,886	326,468	2.75
Glencore PLC	Materials	67,383	321,833	2.71
Hargreaves Lansdown PLC	Financials	11,502	299,186	2.52
Rotork PLC	Industrials	67,467	297,936	2.51
Legal & General Group PLC	Financials	84,332	295,970	2.49

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Royal Mail PLC	Industrials	42,543	$283,684	2.39%
Beazley PLC	Financials	33,895	262,069	2.21
Croda International PLC	Materials	3,949	250,220	2.11
Prudential PLC	Financials	9,915	226,911	1.91
Old Mutual PLC	Financials	97,918	219,973	1.85
Smurfit Kappa Group PLC	Materials	5,405	218,658	1.84
Just Eat PLC	Information Technology	20,905	214,862	1.81
easyJet PLC	Industrials	9,262	204,452	1.72
Berkeley Group Holdings PLC	Consumer Discretionary	4,066	203,031	1.71
Persimmon PLC	Consumer Discretionary	5,942	198,598	1.67
Rentokil Initial PLC	Industrials	42,233	195,475	1.65
Man Group PLC	Financials	78,956	183,974	1.55
Informa PLC	Consumer Discretionary	16,696	183,939	1.55
Bellway PLC	Consumer Discretionary	3,736	148,082	1.25
Redrow PLC	Consumer Discretionary	20,466	143,922	1.21
Bodycote PLC	Industrials	10,648	137,616	1.16
DS Smith PLC	Materials	18,552	127,574	1.08
Pearson PLC	Consumer Discretionary	9,984	116,582	0.98
Ascential PLC	Consumer Discretionary	19,470	116,266	0.98
Ferguson PLC	Industrials	1,350	109,533	0.92
Burberry Group PLC	Consumer Discretionary	3,695	105,314	0.89
Schroders PLC	Financials	2,453	102,222	0.86
Halma PLC	Information Technology	4,976	89,948	0.76
Sophos Group PLC	Information Technology	10,413	87,791	0.74
RSA Insurance Group PLC	Financials	8,285	74,264	0.63
Quilter PLC	Financials	32,639	62,410	0.53
Pagegroup PLC	Industrials	7,687	57,151	0.48
3i Group PLC	Financials	4,319	51,325	0.43
Electrocomponents PLC	Information Technology	4,504	45,040	0.38
Weir Group PLC/The	Industrials	1,428	37,692	0.32

A basket (DBGSQUJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Kose Corp	Consumer Staples	5,839	$1,258,203	5.14%
Kao Corp	Consumer Staples	14,615	1,114,788	4.55
NTT DOCOMO Inc	Telecommunication Services	31,598	805,059	3.29
Hoya Corp	Health Care	10,389	590,750	2.41
Canon Inc	Information Technology	13,863	454,372	1.85
Recruit Holdings Co Ltd	Industrials	16,164	447,349	1.83
Shionogi & Co Ltd	Health Care	8,221	422,327	1.72
Hitachi Ltd	Information Technology	54,372	383,616	1.57
East Japan Railway Co	Industrials	3,958	379,220	1.55
FUJIFILM Holdings Corp	Information Technology	9,633	376,181	1.54
Nippon Telegraph & Telephone Corp	Telecommunication Services	7,754	352,501	1.44
Daikin Industries Ltd	Industrials	2,886	345,674	1.41
Tokio Marine Holdings Inc	Financials	7,337	343,944	1.40
Eisai Co Ltd	Health Care	4,675	329,369	1.34
Japan Airlines Co Ltd	Industrials	8,956	317,548	1.30
Bridgestone Corp	Consumer Discretionary	7,795	304,894	1.24
Shimadzu Corp	Information Technology	9,996	302,295	1.23
Kubota Corp	Industrials	19,133	301,031	1.23
Disco Corp	Information Technology	1,748	298,384	1.22
Dai-ichi Life Holdings Inc	Financials	16,497	294,268	1.20
Advantest Corp	Information Technology	13,908	289,762	1.18
Resona Holdings Inc	Financials	53,798	287,782	1.17
Suzuki Motor Corp	Consumer Discretionary	5,132	283,395	1.16
Mitsubishi Heavy Industries Ltd	Industrials	7,710	280,561	1.15
Mazda Motor Corp	Consumer Discretionary	22,390	274,871	1.12

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
CyberAgent Inc	Consumer Discretionary	4,549	$273,461	1.12%
TOTO Ltd	Industrials	5,868	272,261	1.11
Taisei Corp	Industrials	4,936	272,243	1.11
Kyushu Railway Co	Industrials	8,641	264,415	1.08
Mitsubishi Motors Corp	Consumer Discretionary	32,343	257,803	1.05
Ryohin Keikaku Co Ltd	Consumer Discretionary	725	255,199	1.04
Central Japan Railway Co	Industrials	1,227	254,304	1.04
IHI Corp	Industrials	7,295	254,202	1.04
Seven Bank Ltd	Financials	82,852	253,537	1.03
Daiwa House Industry Co Ltd	Real Estate	7,423	253,017	1.03
Casio Computer Co Ltd	Consumer Discretionary	15,232	247,772	1.01
Aozora Bank Ltd	Financials	6,400	243,494	0.99
Shimano Inc	Consumer Discretionary	1,645	241,450	0.99
Nitori Holdings Co Ltd	Consumer Discretionary	1,532	238,926	0.98
Japan Exchange Group Inc	Financials	12,537	233,022	0.95
SG Holdings Co Ltd	Industrials	10,620	232,962	0.95
Astellas Pharma Inc	Health Care	15,016	228,942	0.93
LINE Corp	Information Technology	5,420	225,804	0.92
Fuji Electric Co Ltd	Industrials	28,995	220,907	0.90
Panasonic Corp	Consumer Discretionary	16,036	216,199	0.88
Fujitsu Ltd	Information Technology	35,131	213,046	0.87
Mitsubishi Estate Co Ltd	Real Estate	12,020	210,169	0.86
Skylark Holdings Co Ltd	Consumer Discretionary	14,112	208,783	0.85
Sompo Holdings Inc	Financials	5,145	208,059	0.85
Tokyo Gas Co Ltd	Utilities	7,686	204,022	0.83

A basket (DBGSQUUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Royal Dutch Shell PLC	Energy	81,236	$2,817,838	16.83%
GlaxoSmithKline PLC	Health Care	84,078	1,697,040	10.13
Imperial Brands PLC	Consumer Staples	32,352	1,204,587	7.19
HSBC Holdings PLC	Financials	127,881	1,199,136	7.16
CRH PLC	Materials	27,382	966,426	5.77
Unilever PLC	Consumer Staples	16,270	899,880	5.37
Diageo PLC	Consumer Staples	15,853	569,358	3.40
SSE PLC	Utilities	28,417	508,041	3.03
Anglo American PLC	Materials	22,492	502,952	3.00
Prudential PLC	Financials	21,322	487,961	2.91
Vodafone Group PLC	Telecommunication Services	175,045	424,537	2.53
Burberry Group PLC	Consumer Discretionary	10,623	302,742	1.81
BHP Billiton PLC	Materials	12,980	292,156	1.74
Legal & General Group PLC	Financials	75,975	266,642	1.59
Pearson PLC	Consumer Discretionary	20,100	234,698	1.40
Ocado Group PLC	Consumer Discretionary	17,229	233,564	1.39
RELX PLC	Industrials	10,072	215,619	1.29
International Consolidated Airlines Group	Industrials	24,106	211,191	1.26
Hargreaves Lansdown PLC	Financials	8,004	208,207	1.24
Intertek Group PLC	Industrials	2,730	205,898	1.23
3i Group PLC	Financials	16,367	194,476	1.16
Whitbread PLC	Consumer Discretionary	3,542	185,039	1.10
Jupiter Fund Management PLC	Financials	26,958	158,636	0.95
BT Group PLC	Telecommunication Services	52,505	150,885	0.90
St James’s Place PLC	Financials	9,302	140,839	0.84
Royal Mail PLC	Industrials	20,884	139,256	0.83
Merlin Entertainments PLC	Consumer Discretionary	25,605	130,642	0.78
Man Group PLC	Financials	55,395	129,076	0.77
Schroders PLC	Financials	3,017	125,705	0.75
Smiths Group PLC	Industrials	5,486	122,912	0.73

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Cobham PLC	Industrials	70,795	$120,168	0.72%
Segro PLC	Real Estate	13,127	115,941	0.69
Berkeley Group Holdings PLC	Consumer Discretionary	2,199	109,835	0.66
Land Securities Group PLC	Real Estate	8,438	106,529	0.64
Paddy Power Betfair PLC	Consumer Discretionary	971	106,351	0.64
Rolls-Royce Holdings PLC	Industrials	8,051	104,968	0.63
Hammerson PLC	Real Estate	14,192	97,854	0.58
Tritax Big Box REIT PLC	Real Estate	47,270	97,229	0.58
Intu Properties PLC	Real Estate	39,087	92,934	0.55
DCC PLC	Industrials	975	88,698	0.53
Old Mutual PLC	Financials	39,016	87,649	0.52
TUI AG	Consumer Discretionary	3,815	83,672	0.50
IMI PLC	Industrials	5,594	83,546	0.50
Just Eat PLC	Information Technology	7,265	74,665	0.45
InterContinental Hotels Group PLC	Consumer Discretionary	1,181	73,517	0.44
easyJet PLC	Industrials	2,935	64,781	0.39
Auto Trader Group PLC	Information Technology	11,063	62,168	0.37
Great Portland Estates PLC	Real Estate	6,121	57,696	0.34
Pagegroup PLC	Industrials	5,259	39,102	0.23
Spectris PLC	Information Technology	963	33,172	0.20

A basket (DBGSVAJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Japan Tobacco Inc	Consumer Staples	203,521	$5,686,026	9.87%
Sony Corp	Consumer Discretionary	43,242	2,210,871	3.84
Nippon Telegraph & Telephone Corp	Telecommunication Services	46,900	2,132,059	3.70
Honda Motor Co Ltd	Consumer Discretionary	66,143	1,942,258	3.37
Astellas Pharma Inc	Health Care	93,519	1,425,821	2.48
Sumitomo Mitsui Financial Group Inc	Financials	34,617	1,345,574	2.34
Mazda Motor Corp	Consumer Discretionary	109,239	1,341,078	2.33
Mitsubishi Corp	Industrials	44,175	1,227,383	2.13
Mitsubishi UFJ Financial Group Inc	Financials	201,352	1,147,084	1.99
Hitachi Ltd	Information Technology	157,495	1,111,191	1.93
Sekisui House Ltd	Consumer Discretionary	62,256	1,101,472	1.91
Mitsui & Co Ltd	Industrials	63,809	1,064,161	1.85
Suzuki Motor Corp	Consumer Discretionary	18,608	1,027,648	1.78
Mizuho Financial Group Inc	Financials	583,317	982,013	1.70
Mitsubishi Heavy Industries Ltd	Industrials	26,554	966,223	1.68
Shionogi & Co Ltd	Health Care	18,625	956,783	1.66
ORIX Corp	Financials	60,039	949,529	1.65
Marubeni Corp	Industrials	121,225	924,776	1.61
Japan Post Holdings Co Ltd	Financials	83,538	914,710	1.59
ITOCHU Corp	Industrials	50,299	911,499	1.58
Rakuten Inc	Consumer Discretionary	131,164	887,298	1.54
Sumitomo Corp	Industrials	51,210	841,327	1.46
Sojitz Corp	Industrials	223,201	809,950	1.41
FUJIFILM Holdings Corp	Information Technology	19,988	780,529	1.36
Central Japan Railway Co	Industrials	3,695	765,915	1.33
Toyota Tsusho Corp	Industrials	22,638	758,143	1.32
Sumitomo Electric Industries Ltd	Consumer Discretionary	47,411	706,162	1.23
Kajima Corp	Industrials	87,614	678,580	1.18
JXTG Holdings Inc	Energy	97,575	678,388	1.18
Dai-ichi Life Holdings Inc	Financials	37,596	670,606	1.16
Fujitsu Ltd	Information Technology	108,703	659,205	1.14
Taisei Corp	Industrials	11,310	623,775	1.08
KDDI Corp	Telecommunication Services	22,692	620,867	1.08
Credit Saison Co Ltd	Financials	39,389	620,098	1.08
Subaru Corp	Consumer Discretionary	21,260	618,926	1.07

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Mitsubishi Tanabe Pharma Corp	Health Care	34,743	$600,272	1.04%
Canon Inc	Information Technology	18,274	598,947	1.04
Nippon Electric Glass Co Ltd	Information Technology	20,964	582,856	1.01
Isuzu Motors Ltd	Consumer Discretionary	40,909	543,399	0.94
Shinsei Bank Ltd	Financials	33,318	513,091	0.89
NTT Data Corp	Information Technology	44,375	511,125	0.89
Nomura Holdings Inc	Financials	100,827	489,847	0.85
Santen Pharmaceutical Co Ltd	Health Care	27,115	472,642	0.82
Eisai Co Ltd	Health Care	6,669	469,783	0.82
Mitsubishi Chemical Holdings Corp	Materials	55,241	462,447	0.80
Seino Holdings Co Ltd	Industrials	25,996	460,880	0.80
IHI Corp	Industrials	13,161	458,589	0.80
DeNA Co Ltd	Information Technology	23,685	444,076	0.77
Bridgestone Corp	Consumer Discretionary	11,113	434,656	0.75
Sumitomo Chemical Co Ltd	Materials	72,446	410,690	0.71

A basket (DBGSVAUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Royal Dutch Shell PLC	Energy	71,035	$2,463,995	17.13%
HSBC Holdings PLC	Financials	111,822	1,048,557	7.29
Tesco PLC	Consumer Staples	176,732	598,572	4.16
AstraZeneca PLC	Health Care	8,628	597,970	4.16
J Sainsbury PLC	Consumer Staples	132,911	563,262	3.92
Lloyds Banking Group PLC	Financials	663,120	551,650	3.84
Vodafone Group PLC	Telecommunication Services	208,346	505,301	3.51
Anglo American PLC	Materials	18,219	407,400	2.83
Imperial Brands PLC	Consumer Staples	10,923	406,690	2.83
Reckitt Benckiser Group PLC	Consumer Staples	4,842	398,542	2.77
Legal & General Group PLC	Financials	103,632	363,707	2.53
Wm Morrison Supermarkets PLC	Consumer Staples	101,653	337,985	2.35
Aviva PLC	Financials	49,698	330,483	2.30
Glencore PLC	Materials	63,625	303,887	2.11
Mediclinic International PLC	Health Care	41,678	289,580	2.01
Marks & Spencer Group PLC	Consumer Discretionary	63,713	248,068	1.72
ConvaTec Group PLC	Health Care	85,326	239,119	1.66
Smith & Nephew PLC	Health Care	12,392	228,579	1.59
Evraz PLC	Materials	33,673	225,871	1.57
CRH PLC	Materials	6,305	222,530	1.55
Standard Life Aberdeen PLC	Financials	49,197	211,414	1.47
Rolls-Royce Holdings PLC	Industrials	16,119	210,162	1.46
Vedanta Resources PLC	Materials	23,878	203,775	1.42
Standard Chartered PLC	Financials	21,704	198,337	1.38
International Consolidated Airlines Grou	Industrials	21,964	192,418	1.34
Berkeley Group Holdings PLC	Consumer Discretionary	3,850	192,262	1.34
Pearson PLC	Consumer Discretionary	16,407	191,574	1.33
WPP PLC	Consumer Discretionary	11,970	188,414	1.31
3i Group PLC	Financials	15,476	183,892	1.28
Centrica PLC	Utilities	81,441	169,398	1.18
SSE PLC	Utilities	9,413	168,290	1.17
Royal Mail PLC	Industrials	24,037	160,281	1.11
BAE Systems PLC	Industrials	17,063	145,615	1.01
Antofagasta PLC	Materials	10,859	141,847	0.99
Old Mutual PLC	Financials	56,709	127,396	0.89
Drax Group PLC	Utilities	28,210	122,007	0.85
Persimmon PLC	Consumer Discretionary	3,380	112,951	0.79
Galliford Try PLC	Industrials	9,658	111,303	0.77
Meggitt PLC	Industrials	16,809	109,402	0.76
Dixons Carphone PLC	Consumer Discretionary	43,874	108,018	0.75

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Cobham PLC	Industrials	56,838	$96,477	0.67%
Royal Bank of Scotland Group PLC	Financials	26,583	89,824	0.62
easyJet PLC	Industrials	3,596	79,372	0.55
Paddy Power Betfair PLC	Consumer Discretionary	704	77,148	0.54
Micro Focus International PLC	Information Technology	4,271	74,577	0.52
Associated British Foods PLC	Consumer Staples	1,996	72,108	0.50
Bunzl PLC	Industrials	1,922	58,189	0.40
Carnival PLC	Consumer Discretionary	953	54,683	0.38
Vesuvius PLC	Industrials	6,068	47,876	0.33
Spectris PLC	Information Technology	1,304	44,915	0.31

A basket (JPBILBEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Sanofi	Health Care	4,953	$397,074	2.50%
Unilever NV	Consumer Staples	6,990	390,006	2.45
L’Oreal SA	Consumer Staples	1,274	314,548	1.98
Anheuser-Busch InBev SA/NV	Consumer Staples	3,079	311,030	1.95
Danone SA	Consumer Staples	3,715	272,750	1.71
Koninklijke Ahold Delhaize NV	Consumer Staples	10,898	260,942	1.64
Pernod Ricard SA	Consumer Staples	1,549	253,090	1.59
Iberdrola SA	Utilities	32,712	253,024	1.59
Dassault Systemes SE	Information Technology	1,691	236,917	1.49
SES SA	Consumer Discretionary	12,843	235,304	1.48
Kerry Group PLC	Consumer Staples	2,211	231,308	1.45
Deutsche Wohnen SE	Real Estate	4,750	229,648	1.44
UCB SA	Health Care	2,703	212,521	1.34
Glanbia PLC	Consumer Staples	11,428	212,168	1.33
Henkel AG & Co KGaA	Consumer Staples	1,652	211,213	1.33
Orpea	Health Care	1,577	210,452	1.32
Air Liquide SA	Materials	1,664	209,231	1.32
Heineken NV	Consumer Staples	2,056	206,519	1.30
BioMerieux	Health Care	2,281	205,394	1.29
MAN SE	Industrials	1,813	205,235	1.29
Essilor International	Health Care	1,449	204,594	1.29
Hermes International	Consumer Discretionary	331	202,168	1.27
Thales SA	Industrials	1,553	200,106	1.26
LEG Immobilien AG	Real Estate	1,839	199,878	1.26
Enagas SA	Energy	6,835	199,857	1.26
Colruyt SA	Consumer Staples	3,491	199,207	1.25
Amadeus IT Group SA	Information Technology	2,517	198,685	1.25
Abertis Infraestructuras SA	Industrials	9,216	197,626	1.24
Elisa OYJ	Telecommunication Services	4,193	194,226	1.22
adidas AG	Consumer Discretionary	879	191,869	1.21
Symrise AG	Materials	2,166	189,917	1.19
Davide Campari-Milano SpA	Consumer Staples	23,020	189,374	1.19
Fresenius Medical Care AG & Co KGaA	Health Care	1,873	188,962	1.19
Terna Rete Elettrica Nazionale SpA	Utilities	34,562	186,937	1.17
Beiersdorf AG	Consumer Staples	1,642	186,402	1.17
RELX NV	Industrials	8,557	182,495	1.15
Kesko OYJ	Consumer Staples	2,941	179,934	1.13
Fresenius SE & Co KGaA	Health Care	2,230	179,129	1.13
Bureau Veritas SA	Industrials	6,685	178,445	1.12
Munich Re	Financials	843	178,132	1.12
Kering SA	Consumer Discretionary	315	177,975	1.12
Industria de Diseno Textil SA	Consumer Discretionary	5,185	177,171	1.11
Snam SpA	Energy	42,315	176,695	1.11
Vinci SA	Industrials	1,807	173,826	1.09
Ipsen SA	Health Care	1,098	172,186	1.08

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Gecina SA	Real Estate	999	$167,185	1.05%
Sodexo SA	Consumer Discretionary	1,666	166,607	1.05
Teleperformance	Industrials	919	162,435	1.02
Endesa SA	Utilities	7,173	158,266	0.99
Wolters Kluwer NV	Industrials	2,768	156,013	0.98

A basket (JPBIMOEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
TOTAL SA	Energy	7,259	$442,578	3.74%
Allianz SE	Financials	1,656	342,341	2.90
ASML Holding NV	Information Technology	1,721	340,949	2.88
LVMH Moet Hennessy Louis Vuitton SE	Consumer Discretionary	976	324,896	2.75
Kering SA	Consumer Discretionary	488	275,848	2.33
Airbus SE	Industrials	2,309	270,314	2.29
Wirecard AG	Information Technology	1,548	249,333	2.11
Safran SA	Industrials	1,796	218,183	1.85
Dassault Systemes SE	Information Technology	1,529	214,283	1.81
Fiat Chrysler Automobiles NV	Consumer Discretionary	11,194	213,509	1.81
Stora Enso OYJ	Materials	10,738	210,149	1.78
Moncler SpA	Consumer Discretionary	4,499	204,904	1.73
Koninklijke DSM NV	Materials	2,015	202,615	1.71
UPM-Kymmene OYJ	Materials	5,591	199,893	1.69
Fortum OYJ	Utilities	8,074	192,704	1.63
Aroundtown SA	Real Estate	23,060	189,435	1.60
Ageas	Financials	3,703	186,840	1.58
Deutsche Post AG	Industrials	5,554	181,407	1.53
Eiffage SA	Industrials	1,650	179,513	1.52
Munich Re	Financials	836	176,686	1.49
Amadeus IT Group SA	Information Technology	2,220	175,255	1.48
NN Group NV	Financials	4,275	173,898	1.47
Ubisoft Entertainment SA	Information Technology	1,572	172,528	1.46
Ferrari NV	Consumer Discretionary	1,236	168,128	1.42
Umicore SA	Materials	2,890	165,881	1.40
Deutsche Lufthansa AG	Industrials	6,856	164,913	1.40
Eurazeo SA	Financials	2,165	164,210	1.39
Neste Oyj	Energy	2,092	164,159	1.39
Faurecia SA	Consumer Discretionary	2,291	163,532	1.38
Pernod Ricard SA	Consumer Staples	994	162,328	1.37
Vinci SA	Industrials	1,678	161,346	1.36
Abertis Infraestructuras SA	Industrials	7,253	155,537	1.32
Poste Italiane SpA	Financials	18,031	150,962	1.28
Hermes International	Consumer Discretionary	243	148,460	1.26
Aegon NV	Financials	24,588	147,462	1.25
Porsche Automobil Holding SE	Consumer Discretionary	2,280	145,279	1.23
Sartorius AG	Health Care	960	143,544	1.21
Alstom SA	Industrials	3,107	142,803	1.21
ArcelorMittal	Materials	4,813	141,117	1.19
Wacker Chemie AG	Materials	1,054	138,068	1.17
BE Semiconductor Industries NV	Information Technology	5,092	137,838	1.17
Rheinmetall AG	Industrials	1,225	135,263	1.14
Eni SpA	Energy	7,206	133,834	1.13
Enel SpA	Utilities	23,838	132,415	1.12
Siltronic AG	Information Technology	872	124,848	1.06
Cellnex Telecom SA	Telecommunication Services	4,843	122,151	1.03
Scout24 AG	Information Technology	2,290	121,505	1.03
Capgemini SE	Information Technology	871	117,207	0.99
Assicurazioni Generali SpA	Financials	6,904	115,848	0.98
Schneider Electric SE	Industrials	1,371	114,342	0.97

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

A basket (JPBIQUEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Bayer AG	Health Care	15,899	$1,751,609	9.80%
TOTAL SA	Energy	12,162	741,452	4.15
L’Oreal SA	Consumer Staples	2,066	510,215	2.85
Sampo Oyj	Financials	8,579	418,759	2.34
Atos SE	Information Technology	2,934	400,641	2.24
Infineon Technologies AG	Information Technology	15,283	389,576	2.18
Unilever NV	Consumer Staples	6,955	388,065	2.17
Allianz SE	Financials	1,875	387,475	2.17
Amadeus IT Group SA	Information Technology	4,789	378,030	2.11
KBC Group NV	Financials	4,538	350,389	1.96
Orange SA	Telecommunication Services	20,017	335,297	1.88
Beiersdorf AG	Consumer Staples	2,907	330,071	1.85
ING Groep NV	Financials	21,062	303,192	1.70
ABN AMRO Group NV	Financials	11,257	292,068	1.63
Azimut Holding SpA	Financials	18,590	287,727	1.61
Telefonica SA	Telecommunication Services	31,233	265,469	1.48
Aegon NV	Financials	43,033	258,083	1.44
adidas AG	Consumer Discretionary	1,161	253,475	1.42
Schneider Electric SE	Industrials	2,944	245,493	1.37
Suez	Utilities	18,682	242,255	1.35
Linde AG	Materials	1,007	240,362	1.34
AXA SA	Financials	9,721	238,544	1.33
Deutsche Post AG	Industrials	7,277	237,670	1.33
Heineken NV	Consumer Staples	2,366	237,640	1.33
Aroundtown SA	Real Estate	28,622	235,127	1.31
Peugeot SA	Consumer Discretionary	10,284	234,899	1.31
UniCredit SpA	Financials	13,938	232,665	1.30
Saipem SpA	Energy	49,573	228,304	1.28
Koninklijke Ahold Delhaize NV	Consumer Staples	9,356	224,018	1.25
Hannover Rueck SE	Financials	1,674	208,787	1.17
Telefonica Deutschland Holding AG	Telecommunication Services	50,940	200,817	1.12
Enagas SA	Energy	6,784	198,367	1.11
Endesa SA	Utilities	8,985	198,247	1.11
Erste Group Bank AG	Financials	4,489	187,406	1.05
Jeronimo Martins SGPS SA	Consumer Staples	12,713	183,637	1.03
Bankinter SA	Financials	18,827	183,396	1.03
MTU Aero Engines AG	Industrials	932	179,174	1.00
Sodexo SA	Consumer Discretionary	1,776	177,606	0.99
Enel SpA	Utilities	31,472	174,818	0.98
CRH PLC	Materials	4,874	172,746	0.97
Pirelli & C SpA	Consumer Discretionary	20,577	171,845	0.96
Michelin	Consumer Discretionary	1,406	171,219	0.96
Faurecia SA	Consumer Discretionary	2,374	169,462	0.95
Prysmian SpA	Industrials	6,444	160,496	0.90
Wolters Kluwer NV	Industrials	2,837	159,896	0.89
Moncler SpA	Consumer Discretionary	3,479	158,426	0.89
RELX NV	Industrials	7,304	155,784	0.87
E.ON SE	Utilities	14,404	153,965	0.86
Essilor International	Health Care	1,086	153,382	0.86
Arkema SA	Materials	1,286	152,297	0.85

A basket (JPBIVAEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Sanofi	Health Care	23,081	$1,850,253	7.24%
TOTAL SA	Energy	17,595	1,072,681	4.20
Koninklijke Philips NV	Health Care	20,148	856,980	3.36
Telecom Italia SpA/Milano	Telecommunication Services	940,452	699,978	2.74

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Koninklijke Ahold Delhaize NV	Consumer Staples	27,312	$653,939	2.56%
BNP Paribas SA	Financials	10,360	643,478	2.52
AXA SA	Financials	24,544	602,297	2.36
Danone SA	Consumer Staples	7,460	547,698	2.14
Aegon NV	Financials	87,693	525,920	2.06
NN Group NV	Financials	12,420	505,282	1.98
Assicurazioni Generali SpA	Financials	28,173	472,736	1.85
BPER Banca	Financials	83,374	458,255	1.79
A2A SpA	Utilities	262,482	455,143	1.78
Engie SA	Utilities	28,786	441,342	1.73
Nokia OYJ	Information Technology	73,355	422,287	1.65
Capgemini SE	Information Technology	2,950	396,864	1.55
Atos SE	Information Technology	2,880	393,299	1.54
Telefonica SA	Telecommunication Services	45,185	384,063	1.50
METRO AG	Consumer Staples	30,096	371,992	1.46
Unione di Banche Italiane SpA	Financials	95,183	365,893	1.43
UniCredit SpA	Financials	21,263	354,959	1.39
Credit Agricole SA	Financials	26,248	350,485	1.37
ING Groep NV	Financials	23,863	343,520	1.34
Eni SpA	Energy	18,470	343,044	1.34
Fiat Chrysler Automobiles NV	Consumer Discretionary	17,833	340,136	1.33
Peugeot SA	Consumer Discretionary	14,871	339,646	1.33
Carrefour SA	Consumer Staples	20,941	339,165	1.33
BASF SE	Materials	3,542	338,759	1.33
Ingenico Group SA	Information Technology	3,754	337,552	1.32
Schneider Electric SE	Industrials	3,729	310,953	1.22
Vinci SA	Industrials	3,134	301,404	1.18
Publicis Groupe SA	Consumer Discretionary	3,962	272,659	1.07
Heineken NV	Consumer Staples	2,679	269,052	1.05
Air France-KLM	Industrials	32,837	267,796	1.05
Deutsche Lufthansa AG	Industrials	10,933	262,985	1.03
Societe Generale SA	Financials	6,184	260,777	1.02
Eiffage SA	Industrials	2,360	256,762	1.01
Rexel SA	Industrials	17,682	254,270	1.00
Enel SpA	Utilities	45,532	252,915	0.99
Michelin	Consumer Discretionary	2,033	247,607	0.97
Cie de Saint-Gobain	Industrials	5,268	235,399	0.92
ArcelorMittal	Materials	8,021	235,196	0.92
Ferrovial SA	Industrials	11,298	231,865	0.91
Pirelli & C SpA	Consumer Discretionary	27,431	229,083	0.90
Faurecia SA	Consumer Discretionary	3,198	228,276	0.89
Continental AG	Consumer Discretionary	959	218,937	0.86
Pernod Ricard SA	Consumer Staples	1,338	218,609	0.86
Covestro AG	Materials	2,442	217,955	0.85
CNH Industrial NV	Industrials	20,444	217,147	0.85
Valeo SA	Consumer Discretionary	3,961	216,531	0.85

A basket (JPGSLBUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Johnson & Johnson	Health Care	2,233	$270,921	1.74%
Exxon Mobil Corp	Energy	2,877	237,999	1.53
Berkshire Hathaway Inc	Financials	1,248	232,908	1.49
Procter & Gamble Co/The	Consumer Staples	2,835	221,276	1.42
Verizon Communications Inc	Telecommunication Services	4,267	214,683	1.38
AT&T Inc	Telecommunication Services	6,618	212,491	1.36
Coca-Cola Co/The	Consumer Staples	4,501	197,433	1.27
PepsiCo Inc	Consumer Staples	1,720	187,262	1.20
Pfizer Inc	Health Care	4,803	174,259	1.12

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Walmart Inc	Consumer Staples	2,021	$173,101	1.11%
NextEra Energy Inc	Utilities	960	160,298	1.03
Altria Group Inc	Consumer Staples	2,819	160,099	1.03
UnitedHealth Group Inc	Health Care	639	156,832	1.01
Merck & Co Inc	Health Care	2,517	152,779	0.98
Duke Energy Corp	Utilities	1,902	150,388	0.96
McDonald’s Corp	Consumer Discretionary	942	147,677	0.95
Southern Co/The	Utilities	3,150	145,884	0.94
Philip Morris International Inc	Consumer Staples	1,798	145,181	0.93
Dominion Energy Inc	Utilities	2,041	139,132	0.89
American Electric Power Co Inc	Utilities	1,921	133,054	0.85
Exelon Corp	Utilities	3,107	132,376	0.85
Consolidated Edison Inc	Utilities	1,662	129,596	0.83
Xcel Energy Inc	Utilities	2,792	127,557	0.82
WEC Energy Group Inc	Utilities	1,967	127,145	0.82
Public Storage	Real Estate	551	125,046	0.80
Sempra Energy	Utilities	1,066	123,792	0.79
Public Service Enterprise Group Inc	Utilities	2,269	122,827	0.79
Welltower Inc	Real Estate	1,948	122,106	0.78
CMS Energy Corp	Utilities	2,582	122,086	0.78
Comcast Corp	Consumer Discretionary	3,665	120,243	0.77
DTE Energy Co	Utilities	1,154	119,547	0.77
Simon Property Group Inc	Real Estate	700	119,099	0.76
Ameren Corp	Utilities	1,956	119,019	0.76
Ventas Inc	Real Estate	2,082	118,580	0.76
Edison International	Utilities	1,867	118,105	0.76
AvalonBay Communities Inc	Real Estate	687	118,030	0.76
Walt Disney Co/The	Consumer Discretionary	1,106	115,907	0.74
Entergy Corp	Utilities	1,431	115,587	0.74
Crown Castle International Corp	Real Estate	1,070	115,344	0.74
American Water Works Co Inc	Utilities	1,345	114,805	0.74
Clorox Co/The	Consumer Staples	846	114,378	0.73
Alliant Energy Corp	Utilities	2,695	114,065	0.73
Campbell Soup Co	Consumer Staples	2,807	113,804	0.73
Eversource Energy	Utilities	1,938	113,575	0.73
FirstEnergy Corp	Utilities	3,163	113,567	0.73
TJX Cos Inc/The	Consumer Discretionary	1,187	112,933	0.72
Pinnacle West Capital Corp	Utilities	1,394	112,302	0.72
Costco Wholesale Corp	Consumer Staples	537	112,224	0.72
PPL Corp	Utilities	3,928	112,154	0.72
Colgate-Palmolive Co	Consumer Staples	1,729	112,054	0.72

A basket (JPGSMOUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Amazon.com Inc	Consumer Discretionary	646	$1,097,481	3.60%
Microsoft Corp	Information Technology	10,975	1,082,200	3.55
JPMorgan Chase & Co	Financials	6,245	650,754	2.14
Mastercard Inc	Information Technology	2,774	545,155	1.79
Visa Inc	Information Technology	4,048	536,195	1.76
Boeing Co/The	Industrials	1,596	535,572	1.76
UnitedHealth Group Inc	Health Care	2,107	516,851	1.70
Cisco Systems Inc	Information Technology	11,451	492,741	1.62
Netflix Inc	Consumer Discretionary	1,257	491,854	1.61
Bank of America Corp	Financials	15,857	447,004	1.47
PayPal Holdings Inc	Information Technology	4,891	407,270	1.34
Abbott Laboratories	Health Care	6,308	384,701	1.26
Adobe Systems Inc	Information Technology	1,569	382,535	1.26
AbbVie Inc	Health Care	3,961	366,967	1.20

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
CME Group Inc	Financials	2,237	$366,635	1.20%
Chevron Corp	Energy	2,893	365,707	1.20
VF Corp	Consumer Discretionary	4,366	355,941	1.17
Valero Energy Corp	Energy	3,201	354,797	1.16
S&P Global Inc	Financials	1,673	341,093	1.12
Caterpillar Inc	Industrials	2,497	338,723	1.11
Intuit Inc	Information Technology	1,643	335,575	1.10
Estee Lauder Cos Inc/The	Consumer Staples	2,348	335,044	1.10
Phillips 66	Energy	2,970	333,610	1.09
Progressive Corp/The	Financials	5,605	331,564	1.09
NetApp Inc	Information Technology	4,159	326,634	1.07
T Rowe Price Group Inc	Financials	2,789	323,731	1.06
salesforce.com Inc	Information Technology	2,368	322,941	1.06
Total System Services Inc	Information Technology	3,759	317,747	1.04
Accenture PLC	Information Technology	1,922	314,380	1.03
Moody’s Corp	Financials	1,836	313,222	1.03
E*TRADE Financial Corp	Financials	5,069	310,004	1.02
ConocoPhillips	Energy	4,398	306,185	1.00
MSCI Inc	Financials	1,846	305,444	1.00
Xylem Inc/NY	Industrials	4,489	302,459	0.99
Michael Kors Holdings Ltd	Consumer Discretionary	4,530	301,726	0.99
Verisk Analytics Inc	Industrials	2,799	301,270	0.99
Marathon Petroleum Corp	Energy	4,187	293,736	0.96
PVH Corp	Consumer Discretionary	1,948	291,720	0.96
Red Hat Inc	Information Technology	2,170	291,620	0.96
NextEra Energy Inc	Utilities	1,736	289,897	0.95
Zoetis Inc	Health Care	3,346	285,033	0.94
CBRE Group Inc	Real Estate	5,908	282,047	0.93
Occidental Petroleum Corp	Energy	3,324	278,138	0.91
TransDigm Group Inc	Industrials	787	271,456	0.89
Booking Holdings Inc	Consumer Discretionary	134	271,067	0.89
NVIDIA Corp	Information Technology	1,123	266,146	0.87
Cboe Global Markets Inc	Financials	2,547	265,091	0.87
Aflac Inc	Financials	6,161	265,027	0.87
Ralph Lauren Corp	Consumer Discretionary	2,083	261,886	0.86
Eastman Chemical Co	Materials	2,562	256,111	0.84

A basket (JPGSQUUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Microsoft Corp	Information Technology	8,687	$856,660	3.26%
Amazon.com Inc	Consumer Discretionary	464	787,975	3.00
Johnson & Johnson	Health Care	4,905	595,186	2.27
Mastercard Inc	Information Technology	2,199	432,086	1.65
Intuit Inc	Information Technology	1,934	395,068	1.50
Edwards Lifesciences Corp	Health Care	2,663	387,697	1.48
Cisco Systems Inc	Information Technology	8,912	383,498	1.46
Baxter International Inc	Health Care	4,835	357,022	1.36
NetApp Inc	Information Technology	4,545	356,900	1.36
Visa Inc	Information Technology	2,669	353,481	1.35
Bristol-Myers Squibb Co	Health Care	6,364	352,199	1.34
F5 Networks Inc	Information Technology	1,973	340,184	1.30
Boston Scientific Corp	Health Care	9,966	325,878	1.24
International Business Machines Corp	Information Technology	2,297	320,919	1.22
Seagate Technology PLC	Information Technology	5,635	318,221	1.21
Motorola Solutions Inc	Information Technology	2,734	318,200	1.21
Walmart Inc	Consumer Staples	3,681	315,265	1.20
Merck & Co Inc	Health Care	5,014	304,338	1.16
Walt Disney Co/The	Consumer Discretionary	2,873	301,106	1.15

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Wells Fargo & Co	Financials	5,106	$283,065	1.08%
Varian Medical Systems Inc	Health Care	2,465	280,316	1.07
Chevron Corp	Energy	2,207	279,004	1.06
Citrix Systems Inc	Information Technology	2,635	276,234	1.05
QUALCOMM Inc	Information Technology	4,785	268,543	1.02
Skyworks Solutions Inc	Information Technology	2,724	263,268	1.00
HP Inc	Information Technology	11,238	254,979	0.97
CenturyLink Inc	Telecommunication Services	12,735	237,387	0.90
Verizon Communications Inc	Telecommunication Services	4,631	232,985	0.89
Accenture PLC	Information Technology	1,401	229,130	0.87
Zoetis Inc	Health Care	2,677	228,022	0.87
Honeywell International Inc	Industrials	1,561	224,874	0.86
Red Hat Inc	Information Technology	1,642	220,613	0.84
Costco Wholesale Corp	Consumer Staples	1,001	209,099	0.80
Adobe Systems Inc	Information Technology	845	205,977	0.78
Anthem Inc	Health Care	855	203,457	0.77
Starbucks Corp	Consumer Discretionary	4,099	200,247	0.76
S&P Global Inc	Financials	966	197,026	0.75
Electronic Arts Inc	Information Technology	1,386	195,491	0.74
Medtronic PLC	Health Care	2,243	192,055	0.73
Centene Corp	Health Care	1,555	191,536	0.73
Autodesk Inc	Information Technology	1,454	190,563	0.73
US Bancorp	Financials	3,808	190,482	0.73
Darden Restaurants Inc	Consumer Discretionary	1,699	181,845	0.69
Campbell Soup Co	Consumer Staples	4,475	181,416	0.69
3M Co	Industrials	912	179,354	0.68
Marsh & McLennan Cos Inc	Financials	2,178	178,513	0.68
Ralph Lauren Corp	Consumer Discretionary	1,412	177,501	0.68
Chipotle Mexican Grill Inc	Consumer Discretionary	410	176,974	0.67
PepsiCo Inc	Consumer Staples	1,618	176,129	0.67
Sysco Corp	Consumer Staples	2,567	175,328	0.67

A basket (JPGSVAUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Apple Inc	Information Technology	4,905	$908,050	4.41%
Berkshire Hathaway Inc	Financials	2,276	424,890	2.06
AT&T Inc	Telecommunication Services	11,567	371,421	1.80
Marathon Petroleum Corp	Energy	4,901	343,829	1.67
Exxon Mobil Corp	Energy	3,928	324,927	1.58
UnitedHealth Group Inc	Health Care	1,196	293,418	1.42
International Business Machines Corp	Information Technology	2,040	285,031	1.38
Valero Energy Corp	Energy	2,563	284,036	1.38
Wells Fargo & Co	Financials	5,093	282,362	1.37
Micron Technology Inc	Information Technology	4,816	252,558	1.23
HP Inc	Information Technology	10,192	231,259	1.12
Western Digital Corp	Information Technology	2,976	230,378	1.12
Alliance Data Systems Corp	Information Technology	988	230,297	1.12
Oracle Corp	Information Technology	5,216	229,835	1.12
Juniper Networks Inc	Information Technology	8,376	229,657	1.11
Boeing Co/The	Industrials	646	216,879	1.05
Phillips 66	Energy	1,837	206,352	1.00
Comcast Corp	Consumer Discretionary	6,171	202,472	0.98
DXC Technology Co	Information Technology	2,495	201,129	0.98
Prudential Financial Inc	Financials	2,132	199,318	0.97
CVS Health Corp	Health Care	3,005	193,345	0.94
MetLife Inc	Financials	4,357	189,955	0.92
Cisco Systems Inc	Information Technology	4,361	187,661	0.91
CA Inc	Information Technology	5,232	186,503	0.91

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Walmart Inc	Consumer Staples	2,149	$184,037	0.89%
Cognizant Technology Solutions Corp	Information Technology	2,299	181,601	0.88
Walt Disney Co/The	Consumer Discretionary	1,731	181,475	0.88
Procter & Gamble Co/The	Consumer Staples	2,301	179,643	0.87
Symantec Corp	Information Technology	8,310	171,608	0.83
Unum Group	Financials	4,584	169,548	0.82
Envision Healthcare Corp	Health Care	3,809	167,629	0.81
eBay Inc	Information Technology	4,566	165,563	0.80
Seagate Technology PLC	Information Technology	2,888	163,074	0.79
Lam Research Corp	Information Technology	943	162,942	0.79
Allstate Corp/The	Financials	1,751	159,849	0.78
Applied Materials Inc	Information Technology	3,461	159,846	0.78
Anthem Inc	Health Care	665	158,408	0.77
Centene Corp	Health Care	1,270	156,500	0.76
Assurant Inc	Financials	1,505	155,754	0.76
Cardinal Health Inc	Health Care	3,183	155,447	0.75
McKesson Corp	Health Care	1,150	153,360	0.74
Lincoln National Corp	Financials	2,441	151,926	0.74
Mylan NV	Health Care	4,191	151,452	0.74
Gilead Sciences Inc	Health Care	1,997	141,446	0.69
Broadcom Inc	Information Technology	581	141,075	0.68
Aflac Inc	Financials	3,270	140,659	0.68
Navient Corp	Financials	10,716	139,630	0.68
NetApp Inc	Information Technology	1,709	134,210	0.65
Laboratory Corp of America Holdings	Health Care	725	130,129	0.63
Principal Financial Group Inc	Financials	2,432	128,762	0.63

PURCHASED & WRITTEN OPTIONS CONTRACTS — At June 30, 2018, the Fund had the following purchased & written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased options contracts:
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	1,950.00 USD	07/20/2018	2	$543,674	$90	$2,009	$(1,919)
		2,000.00 USD	07/20/2018	3	815,511	105	1,307	(1,202)
		2,100.00 USD	07/20/2018	5	1,359,185	300	3,601	(3,301)
		2,150.00 USD	07/20/2018	7	1,902,859	525	4,157	(3,632)
		2,200.00 USD	07/20/2018	10	2,718,370	750	4,797	(4,047)
		2,250.00 USD	07/20/2018	3	815,511	315	1,312	(997)
		2,300.00 USD	07/20/2018	1	271,837	110	461	(351)
		2,050.00 USD	08/17/2018	1	271,837	179	833	(654)
		2,150.00 USD	08/17/2018	8	2,174,696	1,960	4,396	(2,436)
		2,200.00 USD	08/17/2018	5	1,359,185	1,425	2,660	(1,235)
		2,250.00 USD	08/17/2018	7	1,902,859	2,520	4,665	(2,145)
		2,300.00 USD	08/17/2018	6	1,631,022	2,640	3,904	(1,264)
		2,350.00 USD	08/17/2018	3	815,511	1,650	1,532	118
		2,425.00 USD	08/17/2018	1	271,837	676	592	84
		2,100.00 USD	09/21/2018	3	815,511	1,410	2,002	(592)
		2,200.00 USD	09/21/2018	6	1,631,022	3,480	5,140	(1,660)
		2,250.00 USD	09/21/2018	5	1,359,185	3,600	3,294	306
		2,300.00 USD	09/21/2018	13	3,533,881	13,000	8,837	4,163
		2,150.00 USD	10/19/2018	2	543,674	1,620	2,138	(518)
		2,200.00 USD	10/19/2018	1	271,837	960	721	239
Total purchased options contracts				92		$37,315	$58,358	$(21,043)

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED & WRITTEN OPTIONS CONTRACTS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Calls
S&P 500 Index	Morgan Stanley Co., Inc.	2,675.00 USD	07/20/2018	12	$(3,262,044)	$(92,400)	$(83,036)	$(9,364)
		2,700.00 USD	07/20/2018	5	(1,359,185)	(23,200)	(23,368)	168
		2,725.00 USD	07/20/2018	7	(1,902,859)	(21,770)	(36,282)	14,512
		2,750.00 USD	07/20/2018	6	(1,631,022)	(10,200)	(26,996)	16,796
		2,775.00 USD	07/20/2018	1	(271,837)	(753)	(6,453)	5,700
		2,700.00 USD	08/17/2018	4	(1,087,348)	(25,200)	(21,430)	(3,770)
		2,725.00 USD	08/17/2018	10	(2,718,370)	(46,500)	(60,180)	13,680
		2,750.00 USD	08/17/2018	7	(1,902,859)	(22,260)	(34,522)	12,262
		2,775.00 USD	08/17/2018	9	(2,446,533)	(18,180)	(34,548)	16,368
		2,825.00 USD	08/17/2018	1	(271,837)	(630)	(2,695)	2,065
		2,750.00 USD	09/21/2018	3	(815,511)	(17,070)	(17,768)	698
		2,775.00 USD	09/21/2018	6	(1,631,022)	(22,800)	(22,934)	134
		2,800.00 USD	09/21/2018	11	(2,990,207)	(29,238)	(53,080)	23,842
		2,825.00 USD	09/21/2018	7	(1,902,859)	(15,400)	(31,741)	16,341
		2,775.00 USD	10/19/2018	2	(543,674)	(10,560)	(9,870)	(690)
		2,825.00 USD	10/19/2018	1	(271,837)	(2,970)	(4,849)	1,879
Total calls				92		$(359,131)	$(469,752)	$110,621
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,550.00 USD	07/20/2018	2	(543,674)	(1,110)	(17,127)	16,017
		2,575.00 USD	07/20/2018	3	(815,511)	(1,710)	(17,068)	15,358
		2,600.00 USD	07/20/2018	11	(2,990,207)	(8,910)	(64,801)	55,891
		2,625.00 USD	07/20/2018	5	(1,359,185)	(5,500)	(24,216)	18,716
		2,650.00 USD	07/20/2018	3	(815,511)	(4,350)	(11,528)	7,178
		2,675.00 USD	07/20/2018	7	(1,902,859)	(12,950)	(39,286)	26,336
		2,600.00 USD	08/17/2018	1	(271,837)	(2,075)	(7,640)	5,565
		2,625.00 USD	08/17/2018	8	(2,174,696)	(19,600)	(48,371)	28,771
		2,650.00 USD	08/17/2018	5	(1,359,185)	(14,750)	(19,160)	4,410
		2,675.00 USD	08/17/2018	7	(1,902,859)	(23,485)	(31,917)	8,432
		2,700.00 USD	08/17/2018	6	(1,631,022)	(24,912)	(30,246)	5,334
		2,725.00 USD	08/17/2018	3	(815,511)	(15,000)	(10,993)	(4,007)
		2,750.00 USD	08/17/2018	1	(271,837)	(5,669)	(3,589)	(2,080)
		2,650.00 USD	09/21/2018	3	(815,511)	(14,100)	(16,438)	2,338
		2,675.00 USD	09/21/2018	6	(1,631,022)	(30,222)	(37,594)	7,372
		2,725.00 USD	09/21/2018	11	(2,990,207)	(75,020)	(53,906)	(21,114)
		2,750.00 USD	09/21/2018	7	(1,902,859)	(54,460)	(35,728)	(18,732)
		2,675.00 USD	10/19/2018	2	(543,674)	(12,200)	(15,432)	3,232
		2,725.00 USD	10/19/2018	1	(271,837)	(7,835)	(5,969)	(1,866)
Total puts				92		$(333,858)	$(491,009)	$157,151
Total written options contracts				184		$(692,989)	$(960,761)	$267,772

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – 2.9%
FHLMC – 1.5%
$41	5.000%	07/01/2018	$41
43	5.000	08/01/2018	43
121	5.000	10/01/2018	121
199	5.000	11/01/2018	200
109	5.000	02/01/2019	110
17,753	5.500	01/01/2020	17,964
46,297	5.000	11/01/2025	48,880
76,297	5.000	08/01/2028	80,552
14,932	5.000	01/01/2033	15,826
1,240	5.000	03/01/2033	1,322
6,881	5.000	04/01/2033	7,337
1,073	5.000	05/01/2033	1,144
4,003	5.000	06/01/2033	4,268
24,965	5.000	07/01/2033	26,620
34,341	5.000	08/01/2033	36,616
3,015	5.000	09/01/2033	3,215
7,623	5.000	10/01/2033	8,129
15,323	5.000	11/01/2033	16,340
8,806	5.000	12/01/2033	9,390
8,299	5.000	01/01/2034	8,850
24,872	5.000	02/01/2034	26,521
10,245	5.000	03/01/2034	10,925
16,489	5.000	04/01/2034	17,583
27,687	5.000	05/01/2034	29,524
384,089	5.000	06/01/2034	409,567
4,732	5.000	11/01/2034	5,046
102,122	5.000	04/01/2035	108,896
1,747,487	5.000	07/01/2035	1,863,502
11,465	5.000	11/01/2035	12,226
84,477	5.000	03/01/2036	90,193
26,670	5.000	03/01/2037	28,447
83,714	5.000	12/01/2037	89,304
142,187	5.000	02/01/2038	151,630
378,923	5.000	03/01/2038	404,665
187,625	5.000	07/01/2038	200,371
165,704	5.000	11/01/2038	176,962
414,398	5.000	12/01/2038	442,042
230,130	5.000	01/01/2039	245,764
54,203	5.000	02/01/2039	57,885
1,308,425	7.000	02/01/2039	1,495,480
382,648	5.000	06/01/2041	408,367

			6,561,868

FNMA – 1.4%
18	5.500	01/01/2019	18
2,048	5.500	02/01/2019	2,055
2,395	5.500	03/01/2019	2,406
1,546	5.500	04/01/2019	1,555
1,514	5.500	05/01/2019	1,525
6,729	5.500	06/01/2019	6,770
23,769	5.500	07/01/2019	23,927
24,983	5.500	08/01/2019	25,141
22,049	5.500	09/01/2019	22,285
5,809	5.500	10/01/2019	5,870
8,511	5.500	11/01/2019	8,599
12,674	5.500	12/01/2019	12,816

Mortgage-Backed Securities – (continued)
FNMA – (continued)
1,101	5.500	01/01/2020	1,112
233	5.500	06/01/2020	234
136,227	5.500	07/01/2020	137,882
5,758	6.000	03/01/2034	6,369
21,242	6.000	08/01/2034	23,544
114,905	6.000	08/01/2035	127,553
111,208	6.000	09/01/2035	123,688
26,518	6.000	10/01/2035	29,485
197,730	6.000	11/01/2035	219,863
594,721	6.000	03/01/2036	658,956
5,488	6.000	06/01/2036	6,076
1,016,662	6.000	09/01/2036	1,114,437
219,623	6.000	12/01/2036	243,796
16,673	6.000	02/01/2037	18,470
2,140	6.000	04/01/2037	2,362
4,046	6.000	05/01/2037	4,486
94,298	6.000	06/01/2037	104,741
75,533	6.000	07/01/2037	83,897
236,236	6.000	08/01/2037	260,625
68,376	6.000	09/01/2037	75,641
14,034	6.000	10/01/2037	15,520
84,142	5.000	11/01/2037	90,063
32,899	6.000	11/01/2037	36,633
2,696	6.000	12/01/2037	3,001
311,670	6.000	01/01/2038	344,622
50,221	6.000	03/01/2038	55,887
6,203	6.000	04/01/2038	6,880
17,726	6.000	05/01/2038	19,628
1,369	6.000	09/01/2038	1,518
79,805	6.000	10/01/2038	88,576
3,177	6.000	12/01/2038	3,492
2,761	6.000	01/01/2039	3,055
744,059	7.000	03/01/2039	842,780
10,982	4.000	08/01/2039	11,257
27,527	4.500	02/01/2040	28,683
3,336	6.000	04/01/2040	3,690
141,621	6.000	06/01/2040	156,675
322,221	6.000	05/01/2041	357,284
256,156	5.000	07/01/2041	274,267
133,456	4.500	08/01/2041	140,306

			5,840,001

TOTAL MORTGAGE-BACKED SECURITIES (Cost $12,474,569)			$12,401,869

Collateralized Mortgage Obligations – 6.7%
Agency Multi-Family(a) – 5.2%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K011, Class A2
$5,500,000	4.084%	11/25/2020	$5,629,201
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K714, Class A2
16,400,000	3.034	10/25/2020	16,399,185

			22,028,386

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Regular Floater(a) – 0.5%
FHLMC REMIC Series 3371, Class FA(b)
$202,023	2.673%	09/15/2037	$204,283
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A(b)
296,093	2.475	10/07/2020	296,821
NCUA Guaranteed Notes Trust Series 2011-R2, Class 1A
998,013	2.413	02/06/2020	998,949
NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A
572,719	2.413	03/11/2020	573,233

			2,073,286

Sequential Fixed Rate – 1.0%
FHLMC REMIC Series 2755, Class ZA(b)
$478,047	5.000%	02/15/2034	$508,946
FHLMC REMIC Series 4273, Class PD(b)
1,299,913	6.500	11/15/2043	1,467,469
FNMA REMIC Series 2012-111, Class B
393,736	7.000	10/25/2042	444,006
FNMA REMIC Series 2012-153, Class B
1,375,157	7.000	07/25/2042	1,556,758

			3,977,179

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $29,060,312)			$28,078,851

Asset-Backed Securities(a)(b) – 0.1%
Home Equity – 0.1%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
$17,746	6.951%	09/25/2037	$17,906
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
75,180	6.804	09/25/2037	76,804
NCUA Guaranteed Notes Trust Series 2010-A1, Class A
231,436	2.380	12/07/2020	231,726

			326,436

TOTAL ASSET-BACKED SECURITIES
(Cost $324,536)			$326,436

U.S. Treasury Obligations – 8.3%
U.S. Treasury Bonds
$1,100,000	2.750%	11/15/2042	$1,057,221
2,000,000	3.625	02/15/2044	2,230,020
7,700,000	3.000 (c)	11/15/2044	7,727,565
4,780,000	3.000	05/15/2047	4,794,436
U.S. Treasury Notes
6,620,000	1.125	07/31/2021	6,326,470
4,610,000	1.875	01/31/2022	4,485,161
7,070,000	2.125	07/31/2024	6,806,572
920,000	2.875	04/30/2025	923,735
410,000	2.250	02/15/2027	391,374

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,344,770)			$34,742,554

Shares	Distribution Rate	Value
Exchange Traded Fund(d) – 17.8%
750,000	Goldman Sachs Treasury Access 0-1 Year ETF	$75,104,625
(Cost $75,030,000)	0.141%

Investment Company(d) – 44.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
187,852,079	1.869%	$187,852,079
(Cost $187,852,079)

Principal Amount	Interest Rate	Maturity Date	Value
Short-Term Investments – 6.9%
Certificate of Deposit – 1.5%
Australia & New Zealand Banking Group Ltd.
$1,300,000	2.200%	07/09/2018	$1,300,101
Mizuho Bank Ltd.(a) (1 Mo. LIBOR + 0.44%),
3,000,000	2.479	10/05/2018	3,001,809
Sumitomo Mitsui Trust Bank Ltd.(a) (3 Mo. LIBOR + 0.11%),
2,053,000	2.486	10/12/2018	2,053,397

			6,355,307

Commercial Paper – 5.4%
BPCE SA
3,000,000	2.440	08/06/2018	2,993,565
Ciesco LLC
1,901,000	2.335	07/12/2018	1,899,622
CRC Funding LLC
1,901,000	2.335	07/11/2018	1,899,747
Fairway Finance Co. LLC
3,800,000	2.315	07/18/2018	3,795,923
Hewlett Packard Enterprise Co.
1,004,000	2.352	07/10/2018	1,003,405
HP, Inc.
803,000	2.404	07/23/2018	801,943
Kellogg Co.(e)
2,000,000	0.000	07/16/2018	1,997,829
Old Line Funding LLC
3,803,000	2.314	07/16/2018	3,799,349
Thunder Bay Funding LLC
2,100,000	2.326	07/27/2018	2,096,630
VW Credit, Inc.
2,400,000	2.637	09/20/2018	2,386,017

			22,674,030

TOTAL SHORT-TERM INVESTMENTS
(Cost $29,026,265)			$29,029,337

TOTAL INVESTMENTS – 87.3%
(Cost $369,112,531)			$367,535,751

OTHER ASSETS IN EXCESS OF LIABILITIES – 12.7%			53,590,766

NET ASSETS – 100.0%			$421,126,517

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2018.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an Affiliated Issuer.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
LIBOR	— London Interbank Offered Rate
Mo.	— Month
REMIC	— Real Estate Mortgage Investment Conduit

Currency Abbreviation:
USD	— United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Long Bond	48	09/19/2018	$6,960,000	$133,458
Short position contracts:
3 Month Eurodollar	(3)	12/17/2018	(730,200)	5,169
3 Month Eurodollar	(13)	06/17/2019	(3,157,212)	27,766
3 Month Eurodollar	(83)	12/14/2020	(20,131,650)	5,165
U.S. Treasury 2 Year Note	(72)	09/28/2018	(15,251,625)	2,773
U.S. Treasury 5 Year Note	(285)	09/28/2018	(32,380,898)	(121,485)
U.S. Treasury 10 Year Note	(45)	09/19/2018	(5,408,438)	(34,383)
U.S. Treasury Ultra Bond	(131)	09/19/2018	(20,902,688)	(372,758)
Total				$(487,753)
Total Futures Contracts				$(354,295)

SWAP CONTRACTS — At June 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date		Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month LIBOR (a)	2.139%	11/20/2020	USD	32,580	(b)	$(479,591)	$(55,245)	$(424,346)
2.275% (c)	3 Month LIBOR	11/20/2023		13,830	(b)	416,898	28,273	388,625
2.882(c)	3 Month LIBOR	02/28/2025		7,340		4,027	55,778	(51,751)
TOTAL						$(58,666)	$28,806	$(87,472)

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2018.
(c)	Payments made semi-annually.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index*(a)	Financing Rate Received (Paid) by the Fund (%)	Counterparty	Termination Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation)(b)
Macquarie Commodity Product 264E Index	0.000%	Macquarie Bank Ltd.	08/15/2018	USD 135,649	$—
BAML Commodity Excess Return Strategy Index	0.000	Merrill Lynch International	11/26/2018	157,444	—
S&P GSCI Energy 1 Month Forward Index	0.000	Societe Generale SA	12/14/2018	95,748	—
S&P GSCI Energy 1 Month Forward Index	0.000	UBS AG	02/22/2019	24,939	—
TOTAL					$—
*	The components of the basket are shown below.
(a)	Payments received monthly.
(b)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.

A basket (Macquarie Commodity Product 264E Index) of commodities

Description	Sector	Number of Contracts	Value	Weight
WTI	Energy	544,353	$37,827,099	27.89%
Brent	Energy	344,370	27,157,050	20.02
Gas oil	Energy	10,817	7,341,843	5.41
Gasoline RBOB	Energy	31,850	6,790,792	5.01
Heating Oil	Energy	26,719	5,921,507	4.37
Corn	Grains	15,725	5,653,310	4.17
Copper	Metals	807	5,349,304	3.94
Gold	Precious	3,657	4,631,136	3.41
Aluminum	Metals	2,141	4,564,114	3.36
Live Cattle	Meats	40,158	4,418,386	3.26
Wheat	Grains	8,491	4,256,220	3.14
Natural Gas	Energy	1,351,347	3,920,257	2.89
Soybeans	Grains	4,219	3,712,704	2.74
Cotton	Textiles	26,043	2,185,532	1.61
Lean Hogs	Meats	32,158	1,922,225	1.42
Sugar	Softs	137,391	1,683,041	1.24
Feeder Cattle	Meats	10,433	1,574,842	1.16
Kansas Wheat	Grains	3,193	1,559,617	1.15
Zinc	Metals	484	1,382,481	1.02
Nickel	Metals	69	1,033,320	0.76
Lead	Metals	386	931,137	0.69
Coffee	Softs	7,762	893,431	0.66
Silver	Precious	31,934	517,265	0.38
Cocoa	Softs	168	422,387	0.31

A basket (BAML Commodity Excess Return Strategy Index) of commodities

Description	Sector	Number of Contracts	Value	Weight
WTI	Energy	1,000	$68,790	27.67%
Brent	Energy	1,000	77,610	20.43
Gasoil	Energy	100	66,625	5.36
Gasoline RBOB	Energy	42,000	88,431	4.96
Heating Oil	Energy	42,000	91,518	4.31
Copper	Metals	25	165,738	4.08
Corn	Grains	5,000	17,713	3.97
Gold	Precious	100	125,100	3.38
Aluminum	Metals	25	53,744	3.33
Live Cattle	Meats	40,000	41,490	3.08
Natural Gas	Energy	10,000	29,400	2.94
Wheat	Grains	5,000	24,175	2.80
Soybeans	Grains	5,000	44,175	2.63
Lean Hogs	Meats	40,000	30,290	2.06
Cotton	Textiles	50,000	41,775	1.47
Sugar	Softs	112,000	13,720	1.37
Feeder Cattle	Meats	50,000	73,413	1.13
Zinc	Metals	25	72,625	1.11
Kansas Wheat	Grains	5,000	23,600	1.00
Nickel	Metals	6	88,512	0.80
Lead	Metals	25	59,956	0.75
Coffee	Softs	37,500	43,406	0.66
Silver	Precious	5,000	80,205	0.39
Cocoa	Softs	10	24,510	0.34

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Distribution Rate	Value
Investment Companies(a) – 74.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
202,210,129	1.869%	$202,210,129

TOTAL INVESTMENTS – 74.7%
(Cost $202,210,129)		$202,210,129

OTHER ASSETS IN EXCESS OF LIABILITIES – 25.3%		68,648,306

NET ASSETS – 100.0%		$270,858,435

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBR	— Bank Bill Reference Rate
BUBOR	— Budapest Interbank Offered Rate
EURIBOR	— Euro Interbank Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
LIBOR	— London Interbank Offered Rate
PRIBOR	— Prague Interbank Offered Rate
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	3,580,000	USD	2,639,064	$2,650,016	09/19/2018	$10,952
	CAD	1,740,000	USD	1,308,032	1,325,339	09/19/2018	17,307
	EUR	1,257,000	USD	1,475,364	1,476,768	09/19/2018	1,404
	GBP	354,283	USD	465,721	467,564	07/02/2018	1,843
	GBP	814,000	USD	1,076,902	1,078,091	09/19/2018	1,189
	MXN	2,000,000	USD	98,018	99,452	09/19/2018	1,434
	USD	17,740,655	AUD	23,181,000	17,159,225	09/19/2018	581,430
	USD	8,429,692	BRL	30,820,000	7,952,009	07/03/2018	477,683
	USD	7,159,702	BRL	27,020,000	6,946,015	08/02/2018	213,687
	USD	13,125,224	CAD	16,921,000	12,888,538	09/19/2018	236,686
	USD	2,374,870	CHF	2,319,000	2,357,898	09/19/2018	16,972
	USD	5,229,388	CLP	3,310,000,000	5,065,630	09/20/2018	163,758
	USD	2,487,738	COP	7,304,000,000	2,482,797	09/19/2018	4,941
	USD	5,747,958	CZK	124,000,000	5,598,184	09/19/2018	149,774
	USD	23,955,239	EUR	20,199,000	23,730,492	09/19/2018	224,747
	USD	16,113,849	GBP	11,977,000	15,862,780	09/19/2018	251,069
	USD	10,435,311	HUF	2,804,035,000	9,990,335	09/19/2018	444,976

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)	USD	12,461,335	INR	846,000,000	$12,221,948	09/19/2018	$239,387
	USD	11,383,451	JPY	1,246,949,000	11,325,530	09/19/2018	57,921
	USD	12,445,201	KRW	13,740,000,000	12,368,569	09/19/2018	76,632
	USD	6,709,461	NOK	54,000,000	6,651,435	09/19/2018	58,026
	USD	15,481,474	NZD	22,040,000	14,928,814	09/19/2018	552,660
	USD	6,880,224	PLN	24,871,000	6,648,444	09/19/2018	231,780
	USD	4,479,113	RUB	282,000,000	4,453,493	09/19/2018	25,620
	USD	14,677,246	SEK	127,108,600	14,278,152	09/19/2018	399,094
	USD	5,171,961	TRY	24,120,000	5,075,620	09/19/2018	96,341
	USD	5,438,158	ZAR	73,457,000	5,299,873	09/19/2018	138,285
TOTAL							$4,675,598

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	AUD	99,000	USD	75,953	$73,282	09/19/2018	$(2,671)
	BRL	30,820,000	USD	8,204,464	7,952,009	07/03/2018	(252,455)
	CAD	634,000	USD	490,630	482,911	09/19/2018	(7,719)
	CHF	284,000	USD	290,887	288,764	09/19/2018	(2,123)
	COP	14,938,000,000	USD	5,156,369	5,077,770	09/19/2018	(78,599)
	CZK	6,744,000	USD	312,615	304,469	09/19/2018	(8,146)
	EUR	4,705,000	USD	5,580,123	5,527,599	09/19/2018	(52,524)
	GBP	5,254,750	USD	7,045,866	6,959,584	09/19/2018	(86,282)
	HUF	350,000	USD	1,303	1,247	09/19/2018	(56)
	JPY	56,276,000	USD	514,834	511,132	09/19/2018	(3,702)
	KRW	14,400,000,000	USD	13,459,425	12,962,692	09/19/2018	(496,733)
	MYR	27,360,000	USD	6,858,862	6,762,435	09/19/2018	(96,427)
	NZD	1,900,000	USD	1,294,925	1,286,967	09/19/2018	(7,958)
	PLN	14,000	USD	3,871	3,742	09/19/2018	(129)
	SEK	5,300,000	USD	617,710	595,351	09/19/2018	(22,359)
	USD	5,305,730	CAD	7,055,000	5,373,716	09/19/2018	(67,986)
	USD	71,091	CHF	70,000	71,173	09/19/2018	(82)
	USD	2,178,366	COP	6,424,000,000	2,183,666	09/19/2018	(5,300)
	USD	1,365,976	CZK	30,425,000	1,373,587	09/19/2018	(7,611)
	USD	1,332,760	EUR	1,142,020	1,333,651	07/02/2018	(891)
	USD	1,560,161	EUR	1,336,000	1,569,579	09/19/2018	(9,418)
	USD	1,073,291	GBP	814,068	1,074,366	07/02/2018	(1,075)
	USD	5,413,142	GBP	4,107,000	5,439,462	09/19/2018	(26,320)
	USD	980,194	INR	68,000,000	982,378	09/19/2018	(2,184)
	USD	2,761,064	KRW	3,080,000,000	2,772,576	09/19/2018	(11,512)
	USD	7,029,002	MXN	145,886,000	7,254,371	09/19/2018	(225,369)
	USD	5,620,174	MYR	22,860,000	5,650,193	09/19/2018	(30,019)
	USD	3,669,524	NOK	29,900,000	3,682,925	09/19/2018	(13,401)
	USD	1,168,757	PLN	4,380,000	1,170,849	09/19/2018	(2,092)
	USD	1,001,265	RUB	64,500,000	1,018,618	09/19/2018	(17,353)
	ZAR	24,640,000	USD	1,883,504	1,777,759	09/19/2018	(105,745)
TOTAL							$(1,644,241)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Amsterdam Exchange Index	82	07/20/2018	$10,564,199	$38,557
Brent Crude Oil	32	07/31/2018	2,535,360	114,126
CAC 40 10 Euro Index	159	07/20/2018	9,879,115	31,170
CBOE Volatility Index	137	07/18/2018	2,195,425	304,953
Cotton No. 2	48	12/06/2018	2,014,080	(148,936)
DAX Index	18	09/21/2018	6,468,240	14,067
DJIA CBOT E-Mini Index	21	09/21/2018	2,547,825	(107,137)
FTSE 100 Index	105	09/21/2018	10,533,683	80,792
FTSE/MIB Index	44	09/21/2018	5,541,164	(3,837)
Hang Seng Index	28	07/30/2018	5,125,981	24,572
HSCEI	5	07/30/2018	346,341	(1,856)
IBEX 35 Index	42	07/20/2018	4,709,452	(1,504)
KC HRW Wheat	9	09/14/2018	219,825	(38,279)
LME Aluminum Base Metal	46	07/16/2018	2,488,600	(246,459)
LME Aluminum Base Metal	52	08/13/2018	2,765,100	(215,360)
LME Copper Base Metal	22	07/16/2018	3,650,900	(174,377)
LME Copper Base Metal	21	08/13/2018	3,480,750	(326,362)
LME Lead Base Metal	55	07/16/2018	3,316,156	(77,086)
LME Lead Base Metal	52	08/13/2018	3,133,975	(122,135)
LME Nickel Base Metal	26	07/16/2018	2,314,338	141,041
LME Nickel Base Metal	27	08/13/2018	2,408,211	(129,007)
LME Zinc Base Metal	17	07/16/2018	1,228,888	(123,565)
Low Sulphur Gasoil	39	08/10/2018	2,639,325	71,397
MSCI Taiwan Index	157	07/30/2018	6,085,320	56,935
NASDAQ 100 Emini Index	24	09/21/2018	3,392,040	(56,611)
Nikkei 225 Index	18	09/13/2018	3,623,899	11,353
NY Harbor ULSD	29	07/31/2018	2,691,415	78,041
OMXS30 Index	463	07/20/2018	8,069,255	42,962
RBOB Gasoline	19	07/31/2018	1,716,658	60,763
Russell 2000 E-Mini Index	45	09/21/2018	3,706,875	(55,294)
S&P 500 E-Mini Index	126	09/21/2018	17,146,080	(153,257)
S&P/TSX 60 Index	33	09/20/2018	4,836,101	53,370
SPI 200 Index	91	09/20/2018	10,350,857	87,026
TOPIX Index	51	09/13/2018	7,971,413	(59,250)
Wheat	20	09/14/2018	501,250	(37,988)
WTI Crude Oil	31	07/20/2018	2,298,650	190,424
Total				$(676,751)
Short position contracts:
100 oz Gold	(69)	08/29/2018	$(8,656,050)	$197,472
BIST 30 Index	(2,669)	08/31/2018	(7,040,197)	(107,374)
Coffee ‘C’	(45)	09/18/2018	(1,942,312)	78,383
Corn	(139)	09/14/2018	(2,498,525)	39,666
EURO STOXX 50 Index	(186)	09/21/2018	(7,365,618)	(12,505)
Feeder Cattle	(18)	08/30/2018	(1,361,925)	(63,147)
FTSE/JSE Top 40 Index	(231)	09/20/2018	(8,703,821)	(116,448)
KOSPI 200 Index	(58)	09/13/2018	(3,903,096)	24,031
Lean Hogs	(32)	08/14/2018	(978,560)	(19,447)
Live Cattle	(28)	08/31/2018	(1,195,320)	(22,889)
LME Aluminum Base Metal	(46)	07/16/2018	(2,488,600)	191,666
LME Aluminum Base Metal	(20)	08/13/2018	(1,063,500)	6,953
LME Copper Base Metal	(22)	07/16/2018	(3,650,900)	296,123
LME Copper Base Metal	(14)	08/13/2018	(2,320,500)	23,967
LME Lead Base Metal	(55)	07/16/2018	(3,316,156)	1,739
LME Nickel Base Metal	(26)	07/16/2018	(2,314,338)	121,961

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
LME Nickel Base Metal	(2)	08/13/2018	$(178,386)	$(3,491)
LME Zinc Base Metal	(17)	07/16/2018	(1,228,887)	70,510
LME Zinc Base Metal	(21)	08/13/2018	(1,502,812)	129,569
Natural Gas	(19)	07/27/2018	(555,560)	8,688
SET50 Index	(318)	09/27/2018	(2,007,633)	6,949
Silver	(66)	09/26/2018	(5,345,340)	113,883
Soybean	(55)	11/14/2018	(2,420,000)	188,269
Sugar No. 11	(145)	09/28/2018	(1,989,400)	2,836
VSTOXX	(1,843)	07/18/2018	(3,518,938)	(236,009)
Total				$921,355
Total Futures Contracts				$244,604

SWAP CONTRACTS — At June 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.000%(b)	3 Month BBR	09/19/2019	AUD	517,210	$90,423	$62,839	$27,584
3 Month BA(c)	2.250%	09/19/2019	CAD	150,230	79,088	179,416	(100,328)
6 Month LIBOR(c)	0.000	09/19/2019	CHF	381,450	2,416,135	(136,664)	2,552,799
6 Month EURIBOR(c)	0.000	09/19/2019	EUR	953,640	2,669,975	2,270,830	399,145
6 Month LIBOR(c)	1.000	09/19/2019	GBP	843,340	434,056	752,359	(318,303)
3 Month STIBOR(b)	0.000	09/19/2019	SEK	6,724,330	2,107,836	(9,273)	2,117,109
2.750(c)	3 Month LIBOR	09/19/2019	USD	1,730,590	(505,853)	(118,462)	(387,391)
0.000(d)	6 Month EURIBOR	09/19/2020	EUR	33,900	(107,358)	(105,528)	(1,830)
6 Month LIBOR(c)	1.250	09/19/2020	GBP	167,930	714,085	706,569	7,516
3.000(c)	3 Month LIBOR	09/19/2020	USD	45,540	(123,783)	(88,643)	(35,140)
1.750(d)	6 Month PRIBOR	09/19/2023	CZK	667,900	299,389	(159,411)	458,800
1.500(d)	6 Month BUBOR	09/19/2023	HUF	3,921,180	477,426	158,412	319,014
7.500(e)	1 Month TIIE	09/19/2023	MXN	327,860	247,894	187,754	60,140
6 Month WIBOR(c)	2.500	09/19/2023	PLN	108,060	(19,162)	(25,899)	6,737
7.250(b)	3 Month JIBAR	09/19/2023	ZAR	187,270	347,306	358,125	(10,819)
2.750(c)	3 Month BA	09/19/2028	CAD	8,380	(91,992)	(125,742)	33,750
6 Month LIBOR(c)	0.500	09/19/2028	CHF	10,850	71,250	57,018	14,232
6 Month EURIBOR(c)	1.250	09/19/2028	EUR	87,820	3,365,357	2,083,915	1,281,442
6 Month LIBOR(c)	1.750	09/19/2028	GBP	8,370	212,026	210,088	1,938
3 Month STIBOR(b)	1.500	09/19/2028	SEK	182,570	634,642	(138,307)	772,949
3.000(c)	3 Month LIBOR	09/19/2028	USD	48,700	(264,979)	(255,842)	(9,137)
1.500(d)	6 Month EURIBOR	09/19/2048	EUR	25,830	(267,957)	407,628	(675,585)
1.750(c)	6 Month LIBOR	09/19/2048	GBP	17,110	(705,630)	(518,236)	(187,394)
3 Month LIBOR(b)	3.000	09/19/2048	USD	17,770	224,280	(197,770)	422,050
TOTAL					$12,304,454	$5,555,176	$6,749,278

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2018.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Payments made annually.
(e)	Payments made monthly.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Assets and Liabilities(a)

June 30, 2018 (Unaudited)

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Assets:
Investments in unaffiliated issuers, at value (cost $659,886,469, $0, $106,230,452 and $0)(b)	$710,280,171	$—	$104,579,047	$—
Investments in affiliated issuers, at value (cost $1,371,868,767, $93,937,936, $262,882,079 and $202,210,129)	1,371,868,767	93,937,936	262,956,704	202,210,129
Investments in affiliated securities lending reinvestment vehicle, at value (cost $2,648,850, $0, $0 and $0)	2,648,850	—	—	—
Purchased Options, at value (premiums paid $0, $58,358, $0 and $0)	—	37,315	—	—
Cash	38,239,455	4,266,876	22,834,235	15,467,036
Foreign currencies, at value (cost $924,054, $0, $0 and $27,435,122)	921,887	—	—	27,688,878
Receivables:
Collateral on certain derivative contracts(c)	71,728,926	10,442,411	25,617,798	25,368,924
Fund shares sold	20,161,902	—	470,991	85,957
Dividends and interest	317,704	—	376,446	195
Investments sold	94,472	—	5,568,589	—
Reimbursement from investment adviser	46,947	3,755	25,184	3,438
Foreign tax reclaims	12,189	278,925	—	—
Securities lending income	4,878	—	—	—
Due from broker	—	12,268	7,762,256	—
Unrealized gain on swap contracts	4,526,418	1,773,640	—	—
Variation margin on futures	1,021,959	—	20,007	—
Unrealized gain on forward foreign currency exchange contracts	842,294	825,872	—	4,675,598
Variation margin on swaps	32,939	15,252	23,046	—
Other assets	188,528	66,092	72,092	86,311
Total assets	2,222,938,286	111,660,342	430,306,395	275,586,466

Liabilities:
Written options, at value (premiums received $4,979,633, $960,761, $0 and $0)	3,894,749	692,989	—	—
Unrealized loss on forward foreign currency exchange contracts	630,701	279,220	—	1,644,241
Unrealized loss on swap contracts	588,592	2,757,440	—	—
Due to custodian — foreign currencies, at value (cost $0, $114,781, $0 and $0)	—	116,696	—	—
Variation margin on swaps	—	—	—	425,792
Variation margin on futures	—	781,983	—	1,497,797
Payables:
Payable upon return of securities loaned	2,648,850	—	—	—
Fund shares redeemed	2,326,903	25,689	1,137,601	384,909
Management fees	996,284	56,593	101,762	198,461
Collateral on certain derivative contracts(c)	640,000	1,260,000	—	—
Distribution and Service fees and Transfer Agency fees	126,260	18,522	31,838	28,851
Due to broker	—	119,939	—	—
Investments purchased	—	—	7,565,733	370,755
Accrued expenses and other liabilities	322,152	273,748	342,944	177,225
Total liabilities	12,174,491	6,382,819	9,179,878	4,728,031

Net Assets:
Paid-in capital	2,135,461,212	103,102,948	407,742,246	269,036,744
Undistributed (distributions in excess of) net investment income	9,981,083	75,945	2,169,069	(449,502)
Accumulated net realized gain (loss)	5,688,546	854,663	13,233,749	(9,045,526)
Net unrealized gain (loss)	59,632,954	1,243,967	(2,018,547)	11,316,719
NET ASSETS	$2,210,763,795	$105,277,523	$421,126,517	$270,858,435
Net Assets:
Class A	$68,612,351	$10,166,022	$49,068,463	$7,931,281
Class C	18,315,998	12,262,389	3,466,047	3,523,886
Institutional	1,795,018,085	14,673,733	346,333,321	82,024,818
Investor	164,625,909	6,565,451	8,310,487	118,442,852
Class P	158,505,844	191,060	7,961,704	399,862
Class R	1,914,755	13,217	2,874,727	575,343
Class R6	3,770,853	61,405,651	3,111,768	57,960,393
Total Net Assets	$2,210,763,795	$105,277,523	$421,126,517	$270,858,435
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	7,328,187	1,158,865	3,936,102	795,459
Class C	2,122,977	1,494,502	292,790	369,672
Institutional	185,999,633	1,639,046	27,490,858	8,074,204
Investor	17,215,511	738,664	659,290	11,710,278
Class P	16,431,139	21,366	631,344	39,228
Class R	210,134	1,536	234,196	58,584
Class R6	391,066	6,874,886	246,798	5,680,704
Net asset value, offering and redemption price per share:(d)
Class A	$9.36	$8.77	$12.47	$9.96
Class C	8.63	8.20	11.84	9.52
Institutional	9.65	8.95	12.60	10.16
Investor	9.56	8.89	12.60	10.10
Class P	9.65	8.94	12.61	10.18
Class R	9.11	8.61	12.27	9.81
Class R6	9.64	8.93	12.61	10.19

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $2,557,396 for the Absolute Return Tracker Fund.
(c)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$17,434,959	$48,661,569	$4,992,398
Alternative Premia	(1,260,000)	5,613,330	4,355,532	473,549
Commodity Strategy	—	—	—	25,617,798
Managed Futures Strategy	2,970,000	12,607,458	—	9,791,466

(d)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds is $9.90, $9.28, $13.06 and $10.54, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Operations(a)

For the six months Ended June 30, 2018 (Unaudited)

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Investment income:
Dividends — affiliated issuers (net of foreign taxes withheld of $0, $0, $0 and $5,586)	$10,376,910	$863,352	$1,625,761	$1,674,196
Dividends — unaffiliated issuers (net of foreign taxes withheld of $91,608, $0, $0 and $0)	4,766,138	8,623	—	—
Securities lending income — affiliated issuer	23,771	—	—	—
Interest	—	—	1,441,117	—
Total investment income	15,166,819	871,975	3,066,878	1,674,196

Expenses:
Management fees	9,546,525	589,527	979,982	1,440,205
Transfer Agency fees(b)	546,505	46,357	105,473	147,059
Distribution and Service fees(b)	153,571	81,032	81,166	29,836
Custody, accounting and administrative services	130,336	47,273	36,817	43,023
Printing and mailing costs	103,992	48,229	127,925	19,362
Professional fees	89,146	88,856	72,647	83,984
Registration fees	27,087	—	21,056	21,040
Trustee fees	10,271	8,888	9,046	8,910
Other	16,843	—	6,964	56,678
Total expenses	10,624,276	910,162	1,441,076	1,850,097
Less — expense reductions	(3,933,264)	(359,194)	(333,057)	(220,132)
Net expenses	6,691,012	550,968	1,108,019	1,629,965
NET INVESTMENT INCOME	8,475,807	321,007	1,958,859	44,231

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	19,584,061	5,720	(915,976)	—
Futures contracts	(14,585,119)	(3,230,040)	2,935,484	(4,004,966)
Purchased options	—	(146,733)	(3,583)	—
Swap contracts	(4,173,093)	(990,308)	31,856,236	1,448,948
Forward foreign currency exchange contracts	(562,820)	706,326	—	(5,658,210)
Foreign currency transactions	13,179	(643,426)	—	(892,466)
Written options	6,050,622	(235,226)	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(7,899,111)	—	(1,409,754)	—
Investments — affiliated issuers	—	—	119,625	—
Futures contracts	3,667,084	345,710	(560,590)	(854,317)
Purchased options	—	20,370	(6,390)	—
Swap contracts	194,365	(977,588)	(30,095)	(2,865,568)
Forward foreign currency exchange contracts	113,376	622,758	—	2,463,268
Foreign currency translation	111,333	47,258	—	919,793
Written options	(1,985,841)	418,772	—	—
Net realized and unrealized gain (loss)	528,036	(4,056,407)	31,984,957	(9,443,518)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,003,843	$(3,735,400)	$33,943,816	$(9,399,287)

(a)	Statement of Operations for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(c)	Class R	Class R6
Absolute Return Tracker	$74,067	$74,029	$5,475	$53,328	$13,325	$362,636	$111,607	$3,105	$1,971	$533
Alternative Premia	14,499	66,500	33	10,439	11,970	7,355	6,585	2	11	9,995
Commodity Strategy	58,639	15,645	6,882	30,492	2,034	65,525	5,143	58	1,789	432
Managed Futures Strategy	9,961	18,424	1,451	7,172	3,316	31,402	104,214	4	522	429	(b)

(c)	Commenced operations on April 17, 2018.
(d)	Commenced operations on April 30, 2018.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund		Alternative Premia Fund
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$8,475,807	$4,534,610	$321,007	$907,973
Net realized gain (loss)	6,326,830	48,742,737	(4,533,687)	46,381,732
Net change in unrealized gain (loss)	(5,798,794)	43,660,271	477,280	(6,227,126)
Net increase (decrease) in net assets resulting from operations	9,003,843	96,937,618	(3,735,400)	41,062,579

Distributions to shareholders:
From net investment income
Class A Shares	—	—	—	(259,480)
Class C Shares	—	—	—	(190,491)
Institutional Shares	—	(566,418)	—	(2,618,250)
Investor Shares(b)	—	—	—	(197,123)
Class R Shares	—	—	—	(248)
Class R6 Shares	—	(1,115)	—	(74,851)
From net realized gains
Class A Shares	—	(1,737,531)	—	(2,958,131)
Class C Shares	—	(498,842)	—	(3,403,691)
Institutional Shares	—	(50,034,494)	—	(23,283,412)
Investor Shares(b)	—	(3,059,831)	—	(1,927,003)
Class R Shares	—	(81,002)	—	(2,774)
Class R6 Shares	—	(73,884)	—	(2,303)
Total distributions to shareholders	—	(56,053,117)	—	(34,917,757)

From share transactions:
Proceeds from sales of shares	1,171,353,893	1,044,898,268	121,602,271	41,007,234
Reinvestment of distributions	—	41,929,420	—	34,267,837
Cost of shares redeemed	(644,222,919)	(491,766,832)	(168,665,010)	(447,712,464)
Net increase (decrease) in net assets resulting from share transactions	527,130,974	595,060,856	(47,062,739)	(372,437,393)
TOTAL INCREASE (DECREASE)	536,134,817	635,945,357	(50,798,139)	(366,292,571)

Net assets:
Beginning of period	1,674,628,978	1,038,683,621	156,075,662	522,368,233
End of period	$2,210,763,795	$1,674,628,978	$105,277,523	$156,075,662
Undistributed (distributions in excess of) net investment income	$9,981,083	$1,505,276	$75,945	$(245,062)

(a)	Statement of Changes in Net Assets for Absolute Return Tracker and Alternative Premia are consolidated and include the balances of Cayman Commodity-ART, Ltd. and Cayman Commodity-AP, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Changes in Net Assets(a) (continued)

	Commodity Strategy Fund		Managed Futures Strategy Fund
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income (loss)	$1,958,859	$2,308,049	$44,231	$(1,093,057)
Net realized gain (loss)	33,872,161	29,034,251	(9,106,694)	4,194,860
Net change in unrealized gain (loss)	(1,887,204)	(18,073,299)	(336,824)	1,241,057
Net increase (decrease) in net assets resulting from operations	33,943,816	13,269,001	(9,399,287)	4,342,860

Distributions to shareholders:
From net investment income
Class A Shares	(143,241)	(2,030,384)	—	—
Class C Shares	(410)	(119,392)	—	—
Institutional Shares	(1,532,914)	(14,785,402)	—	—
Investor Shares(b)	(33,297)	(389,143)	—	—
Class P Shares(c)	(36,039)	—	—	—
Class R Shares	(5,385)	(115,598)	—	—
Class R6 Shares(d)	(13,794)	(1,969)	—	—
From net realized gains
Class A Shares	—	—	—	(38,110)
Class C Shares	—	—	—	(17,904)
Institutional Shares	—	—	—	(732,982)
Investor Shares(b)	—	—	—	(499,819)
Class R Shares	—	—	—	(2,943)
Return of capital
Class A Shares	—	(493,143)	—	—
Class C Shares	—	(32,588)	—	—
Institutional Shares	—	(3,110,881)	—	—
Investor Shares(b)	—	(103,317)	—	—
Class R Shares	—	(32,492)	—	—
Class R6 Shares(d)	—	(8,058)	—	—
Total distributions to shareholders	(1,765,080)	(21,222,367)	—	(1,291,758)

From share transactions:
Proceeds from sales of shares	95,998,371	196,756,016	130,293,603	221,978,188
Reinvestment of distributions	1,269,293	16,010,720	—	1,237,724
Cost of shares redeemed	(84,535,085)	(231,261,163)	(132,222,865)	(102,561,020)
Net increase (decrease) in net assets resulting from share transactions	12,732,579	(18,494,427)	(1,929,262)	120,654,892
TOTAL INCREASE (DECREASE)	44,911,315	(26,447,793)	(11,328,549)	123,705,994

Net assets:
Beginning of period	376,215,202	402,662,995	282,186,984	158,480,990
End of period	$421,126,517	$376,215,202	$270,858,435	$282,186,984
Undistributed (distributions in excess of) net investment income (loss)	$2,169,069	$1,975,290	$(449,502)	$(493,733)

(a)	Statement of Changes in Net Assets for Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operation on April 17, 2018.
(d)	Commenced operations on April 30, 2018 for Managed Futures Strategy Fund.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class A Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$9.31		$9.02	$8.67	$9.01	$9.12	$8.95
Net investment income (loss)(a)	0.02		— (b)	(0.04)	(0.07)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	0.03		0.62	0.43	(0.15)	0.33	.0.82
Total from investment operations	0.05		0.62	0.39	(0.22)	0.24	0.70
Distributions to shareholders from net investment income	—		—	—	(0.02)	—	—
Distributions to shareholders from net realized gains	—		(0.33)	(0.04)	(0.10)	(0.35)	(0.53)
Total distributions	—		(0.03)	(0.04)	(0.12)	(0.35)	(0.53)
Net asset value, end of period	$9.36		$9.31	$9.02	$8.67	$9.01	$9.12
Total return(c)	0.54%		6.93%	4.45%	(2.45)%	2.61%	7.90%
Net assets, end of period (in 000s)	$68,612		$52,427	$38,886	$45,207	$64,120	$105,432
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.02	%(d)	1.03%	1.03%	1.04%	1.05%	1.55%
Ratio of total expenses to average net assets	1.40	%(d)	1.61%	1.66%	1.60%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets	0.47	%(d)	(0.04)%	(0.43)%	(0.74)%	(0.96)%	(1.33)%
Portfolio turnover rate(e)	84%		76%	130%	213%	134%	163%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

	Goldman Sachs Absolute Return Tracker Fund
	Class C Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$8.61		$8.43	$8.17	$8.54	$8.72	$8.65
Net investment loss(a)	(0.01)		(0.07)	(0.10)	(0.13)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	0.03		0.58	0.40	(0.14)	0.32	0.78
Total from investment operations	0.02		0.51	0.30	(0.27)	0.17	0.60
Distributions to shareholders from net realized gains	—		(0.33)	(0.04)	(0.10)	(0.35)	(0.53)
Net asset value, end of period	$8.63		$8.61	$8.43	$8.17	$8.54	$8.72
Total return(b)	0.23%		6.10%	3.62%	(3.20)%	1.92%	7.02%
Net assets, end of period (in 000s)	$18,316		$13,718	$13,490	$18,329	$28,736	$29,942
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.77	%(c)	1.78%	1.78%	1.79%	1.80%	2.30%
Ratio of total expenses to average net assets	2.15	%(c)	2.36%	2.41%	2.35%	2.34%	2.34%
Ratio of net investment loss to average net assets	(0.27	)%(c)	(0.81)%	(1.18)%	(1.51)%	(1.69)%	(2.08)%
Portfolio turnover rate(d)	84%		76%	130%	213%	134%	163%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Institutional Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$9.58		$9.23	$8.86	$9.22	$9.32	$9.10
Net investment income (loss)(a)	0.04		0.03	— (b)	(0.03)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	0.03		0.65	0.43	(0.17)	0.34	0.84
Total from investment operations	0.07		0.68	0.43	(0.20)	0.29	0.75
Distributions to shareholders from net investment income	—		— (b)	(0.02)	(0.06)	(0.04)	—
Distributions to shareholders from net realized gains	—		(0.33)	(0.04)	(0.10)	(0.35)	(0.53)
Total distributions	—		(0.33)	(0.06)	(0.16)	(0.39)	(0.53)
Net asset value, end of period	$9.65		$9.58	$9.23	$8.86	$9.22	$9.32
Total return(c)	0.73%		7.46%	4.82%	(2.18)%	3.09%	8.33%
Net assets, end of period (in 000s)	$1,795,018		$1,510,457	$970,838	$1,111,353	$1,874,703	$1,589,475
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.63	%(d)	0.64%	0.62%	0.64%	0.65%	1.15%
Ratio of total expenses to average net assets	1.02	%(d)	1.21%	1.24%	1.20%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets	0.85	%(d)	0.36%	(0.02)%	(0.36)%	(0.54)%	(0.92)%
Portfolio turnover rate(e)	84%		76%	130%	213%	134%	163%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

	Goldman Sachs Absolute Return Tracker Fund
	Investor Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$9.50		$9.17	$8.80	$9.15	$9.24	$9.04
Net investment income (loss)(b)	0.04		0.03	(0.01)	(0.04)	(0.07)	(0.10)
Net realized and unrealized gain (loss)	0.02		0.63	0.43	(0.16)	0.34	0.83
Total from investment operations	0.06		0.66	0.42	(0.20)	0.27	0.73
Distributions to shareholders from net investment income	—		—	(0.01)	(0.05)	(0.01)	—
Distributions to shareholders from net realized gains	—		(0.33)	(0.04)	(0.10)	(0.35)	(0.53)
Total distributions	—		(0.33)	(0.05)	(0.15)	(0.36)	(0.53)
Net asset value, end of period	$9.56		$9.50	$9.17	$8.80	$9.15	$9.24
Total return(c)	0.63%		7.25%	4.75%	(2.23)%	2.85%	8.15%
Net assets, end of period (in 000s)	$164,626		$93,650	$13,245	$6,755	$8,046	$21,565
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.77	%(d)	0.78%	0.78%	0.79%	0.81%	1.30%
Ratio of total expenses to average net assets	1.14	%(d)	1.35%	1.42%	1.35%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	0.75	%(d)	0.28%	(0.13)%	(0.49)%	(0.73)%	(1.08)%
Portfolio turnover rate(e)	84%		76%	130%	213%	134%	163%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class P Shares
	April 17, 2018* to June 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$9.64
Net investment income(a)	0.07
Net realized and unrealized gain	(0.06)
Total from investment operations	0.01
Net asset value, end of period	$9.65
Total return(b)	0.10%
Net assets, end of period (in 000s)	$158,506
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.61	%(c)
Ratio of total expenses to average net assets	0.73	%(c)
Ratio of net investment income to average net assets	1.56	%(c)
Portfolio turnover rate(d)	84%

*	Commencement of operation.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

	Goldman Sachs Absolute Return Tracker Fund
	Class R Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$9.08		$8.82	$8.50	$8.85	$8.98	$8.85
Net investment income (loss)(a)	0.01		(0.03)	(0.06)	(0.09)	(0.11)	(0.14)
Net realized and unrealized gain (loss)	0.02		0.62	0.42	(0.15)	0.33	0.80
Total from investment operations	0.03		0.59	0.36	(0.24)	0.22	0.66
Distributions to shareholders from net investment income	—		—	—	(0.01)	—	—
Distributions to shareholders from net realized gains	—		(0.33)	(0.04)	(0.10)	(0.35)	(0.53)
Total distributions	—		(0.33)	(0.04)	(0.11)	(0.35)	(0.53)
Net asset value, end of period	$9.11		$9.08	$8.82	$8.50	$8.85	$8.98
Total return(b)	0.33%		6.74%	4.19%	(2.71)%	2.42%	7.54%
Net assets, end of period (in 000s)	$1,915		$2,150	$2,197	$2,019	$2,299	$1,729
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.27	%(c)	1.28%	1.28%	1.29%	1.30%	1.80%
Ratio of total expenses to average net assets	1.65	%(c)	1.86%	1.91%	1.85%	1.84%	1.84%
Ratio of net investment Income (loss) to average net assets	0.20	%(c)	(0.31)%	(0.66)%	(0.97)%	(1.19)%	(1.57)%
Portfolio turnover rate(d)	84%		76%	130%	213%	134%	163%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class R6 Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,		For the Period July 31, 2015* to December 31, 2015
			2017	2016
Per Share Data
Net asset value, beginning of period	$9.57		$9.23	$8.86	$9.30
Net investment income (loss)(a)	0.04		0.04	— (b)	(0.01)
Net realized and unrealized gain (loss)	0.03		0.63	0.43	(0.26)
Total from investment operations	0.07		0.67	0.43	(0.27)
Distributions to shareholders from net investment income	—		— (b)	(0.02)	(0.07)
Distributions to shareholders from net realized gains	—		(0.33)	(0.04)	(0.10)
Total distributions	—		(0.33)	(0.06)	(0.17)
Net asset value, end of period	$9.64		$9.57	$9.23	$8.86
Total return(c)	0.73%		7.36%	4.85%	(2.98)%
Net assets, end of period (in 000s)	$3,771		$2,226	$27	$10
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.62	%(d)	0.62%	0.64%	0.64	%(d)
Ratio of total expenses to average net assets	1.01	%(d)	1.19%	1.24%	1.21	%(d)
Ratio of net investment income (loss) to average net assets	0.88	%(d)	0.39%	0.01%	(0.22	)%(d)
Portfolio turnover rate(e)	84%		76%	130%	213%

*	Commencement of operation.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

	Goldman Sachs Alternative Premia Fund
	Class A Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$8.91		$10.01	$9.45	$10.49	$10.89	$10.70
Net investment income (loss)(a)	0.01		(0.01)	(0.01)	(0.04)	(0.08)	(0.13)
Net realized and unrealized gain (loss)	(0.15)		1.40	0.57	(0.71)	0.32	0.68
Total from investment operations	(0.14)		1.39	0.56	(0.75)	0.24	0.55
Distributions to shareholders from net investment income	—		(0.17)	—	(0.01)	(0.05)	—
Distributions to shareholders from net realized gains	—		(2.32)	—	(0.28)	(0.59)	(0.36)
Total distributions	—		(2.49)	—	(0.29)	(0.64)	(0.36)
Net asset value, end of period	$8.77		$8.91	$10.01	$9.45	$10.49	$10.89
Total return(c)	(1.57)%		14.17%	5.91%	(7.17)%	2.19%	5.21%
Net assets, end of period (in 000s)	$10,166		$13,886	$27,566	$43,167	$78,100	$169,197
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.05	%(d)	1.12%	1.15%	1.13%	1.23%	1.30%
Ratio of total expenses to average net assets	1.56	%(d)	1.51%	1.45%	1.43%	1.42%	1.37%
Ratio of net investment income (loss) to average net assets	0.23	%(d)	(0.10)%	(0.13)%	(0.39)%	(0.70)%	(1.18)%
Portfolio turnover rate(e)	—%		349%	272%	241%	211%	311%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class C Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$8.36		$9.55	$9.08	$10.15	$10.60	$10.50
Net investment loss(a)	(0.02)		(0.08)	(0.08)	(0.11)	(0.15)	(0.20)
Net realized and unrealized gain (loss)	(0.14)		1.32	0.55	(0.68)	0.29	0.66
Total from investment operations	(0.16)		1.24	0.47	(0.79)	0.14	0.46
Distributions to shareholders from net investment income	—		(0.11)	—	—	—	—
Distributions to shareholders from net realized gains	—		(2.32)	—	(0.28)	(0.59)	(0.36)
Total distributions	—		(2.43)	—	(0.28)	(0.59)	(0.36)
Net asset value, end of period	$8.20		$8.36	$9.55	$9.08	$10.15	$10.60
Total return(b)	(1.91)%		13.37%	5.16%	(7.82)%	1.29%	4.45%
Net assets, end of period (in 000s)	$12,262		$15,239	$20,123	$27,914	$41,299	$66,543
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.80	%(c)	1.87%	1.90%	1.88%	1.97%	2.05%
Ratio of total expenses to average net assets	2.31	%(c)	2.27%	2.20%	2.18%	2.17%	2.12%
Ratio of net investment loss to average net assets	(0.51	)%(c)	(0.84)%	(0.88)%	(1.14)%	(1.42)%	(1.89)%
Portfolio turnover rate(d)	—%		349%	272%	241%	211%	311%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

	Goldman Sachs Alternative Premia Fund
	Institutional Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015		2014	2013
Per Share Data
Net asset value, beginning of period	$9.07		$10.15	$9.54	$10.61		$11.02	$10.78
Net investment income (loss)(a)	0.02		0.04	0.03	—	(b)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	(0.14)		1.41	0.58	(0.72)		0.32	0.68
Total from investment operations	(0.12)		1.45	0.61	(0.72)		0.29	0.60
Distributions to shareholders from net investment income	—		(0.21)	—	(0.07)		(0.11)	— (b)
Distributions to shareholders from net realized gains	—		(2.32)	—	(0.28)		(0.59)	(0.36)
Total distributions	—		(2.53)	—	(0.35)		(0.70)	(0.36)
Net asset value, end of period	$8.95		$9.07	$10.15	$9.54		$10.61	$11.02
Total return(c)	(1.32)%		14.59%	6.38%	(6.84)%		2.61%	5.65%
Net assets, end of period (in 000s)	$14,674		$114,953	$468,924	$510,789		$645,286	$756,409
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.69	%(d)	0.73%	0.75%	0.73%		0.81%	0.90%
Ratio of total expenses to average net assets	1.26	%(d)	1.09%	1.05%	1.03%		1.02%	0.97%
Ratio of net investment income (loss) to average net assets	0.38	%(d)	0.36%	0.27%	—	%(f)	(0.25)%	(0.74)%
Portfolio turnover rate(e)	—%		349%	272%	241%		211%	311%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Investor Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$9.02		$10.11	$9.52	$10.57	$10.99	$10.76
Net investment income (loss)(b)	0.02		0.02	0.01	(0.01)	(0.05)	(0.10)
Net realized and unrealized gain (loss)	(0.15)		1.41	0.58	(0.72)	0.31	0.69
Total from investment operations	(0.13)		1.43	0.59	(0.73)	0.26	0.59
Distributions to shareholders from net investment income	—		(0.20)	—	(0.04)	(0.09)	—
Distributions to shareholders from net realized gains	—		(2.32)	—	(0.28)	(0.59)	(0.36)
Total distributions	—		(2.52)	—	(0.32)	(0.68)	(0.36)
Net asset value, end of period	$8.89		$9.02	$10.11	$9.52	$10.57	$10.99
Total return(c)	(1.44)%		14.47%	6.18%	(6.90)%	2.33%	5.55%
Net assets, end of period (in 000s)	$6,565		$8,910	$5,733	$9,933	$26,862	$46,709
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.80	%(d)	0.86%	0.90%	0.88%	0.97%	1.05%
Ratio of total expenses to average net assets	1.31	%(d)	1.28%	1.20%	1.18%	1.17%	1.12%
Ratio of net investment income (loss) to average net assets	0.48	%(d)	0.20%	0.10%	(0.14)%	(0.43)%	(0.88)%
Portfolio turnover rate(e)	—%		349%	272%	241%	211%	311%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

	Class P Shares
	April 17, 2018* to June 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$8.85
Net investment income(a)	0.03
Net realized and unrealized gain	0.06
Total from investment operations	0.09
Net asset value, end of period	$8.94
Total return(b)	1.02%
Net assets, end of period (in 000s)	$191
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.79	%(c)
Ratio of total expenses to average net assets	1.14	%(c)
Ratio of net investment income to average net assets	0.72	%(c)
Portfolio turnover rate(d)	—%

*	Commencement of operation.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class R Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$8.75		$9.89	$9.36	$10.40	$10.83	$10.67
Net investment income (loss)(a)	—	(b)	(0.03)	(0.04)	(0.05)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	(0.14)		1.37	0.57	(0.71)	0.30	0.67
Total from investment operations	(0.14)		1.34	0.53	(0.76)	0.20	0.52
Distributions to shareholders from net investment income	—		(0.16)	—	—	(0.04)	—
Distributions to shareholders from net realized gains	—		(2.32)	—	(0.28)	(0.59)	(0.36)
Total distributions	—		(2.48)	—	(0.28)	(0.63)	(0.36)
Net asset value, end of period	$8.61		$8.75	$9.89	$9.36	$10.40	$10.83
Total return(c)	(1.60)%		13.89%	5.65%	(7.35)%	1.85%	4.94%
Net assets, end of period (in 000s)	$13		$13	$12	$11	$12	$12
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.29	%(d)	1.36%	1.40%	1.33%	1.49%	1.55%
Ratio of total expenses to average net assets	1.78	%(d)	1.77%	1.71%	1.65%	1.62%	1.59%
Ratio of net investment income (loss) to average net assets	0.01	%(d)	(0.33)%	(0.39)%	(0.49)%	(0.92)%	(1.40)%
Portfolio turnover rate(e)	—%		349%	272%	241%	211%	311%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

	Goldman Sachs Alternative Premia Fund
	Class R6 Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,		For the Period July 31, 2015* to December 31, 2015
			2017	2016
Per Share Data
Net asset value, beginning of period	$9.05		$10.15	$9.54	$10.46
Net investment income (loss)(a)	0.03		0.02	0.02	(0.01)
Net realized and unrealized gain (loss)	(0.15)		1.42	0.59	(0.56)
Total from investment operations	(0.12)		1.44	0.61	(0.57)
Distributions to shareholders from net investment income	—		(0.22)	—	(0.07)
Distributions to shareholders from net realized gains	—		(2.32)	—	(0.28)
Total distributions	—		(2.54)	—	(0.35)
Net asset value, end of period	$8.93		$9.05	$10.15	$9.54
Total return(b)	(1.33)%		14.48%	6.38%	(5.48)%
Net assets, end of period (in 000s)	$61,406		$3,074	$10	$9
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.64	%(c)	0.72%	0.77%	0.77	%(c)
Ratio of total expenses to average net assets	1.16	%(c)	1.27%	1.02%	0.97	%(c)
Ratio of net investment income (loss) to average net assets	0.76	%(c)	0.22%	0.24%	(0.21	)%(c)
Portfolio turnover rate(d)	—%		349%	272%	241%

*	Commencement of operation.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class A Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.49		$11.68	$10.49	$15.58	$22.54	$22.94
Net investment income (loss)(a)	0.04		.02	0.02	(0.03)	(0.13)	(0.21)
Net realized and unrealized gain (loss)	0.98		0.43	1.23	(5.04)	(6.83)	(0.19)
Total from investment operations	1.02		0.45	1.25	(5.07)	(6.96)	(0.40)
Distributions to shareholders from net investment income	(0.04)		(0.52)	(0.06)	(0.02)	—	—
Distributions to shareholders from return of capital	—		(0.12)	—	—	—	—
Total distributions	(0.04)		(0.64)	(0.06)	(0.02)	—	—
Net asset value, end of period	$12.47		$11.49	$11.68	$10.49	$15.58	$22.54
Total return(b)	8.85%		3.95%	11.91%	(32.43)%	(31.03)%	(1.57)%
Net assets, end of period (in 000s)	$49,068		$46,809	$60,944	$58,901	$85,200	$401,248
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.85	%(c)	0.86%	0.90%	0.85%	0.88%	0.92%
Ratio of total expenses to average net assets	1.02	%(c)	1.01%	1.07%	0.97%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	0.71	%(c)	0.16%	0.19%	(0.21)%	(0.59)%	(0.91)%
Portfolio turnover rate(d)	19%		89%	145%	506%	234%	266%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

	Goldman Sachs Commodity Strategy Fund
	Class C Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$10.92		$11.15	$10.04	$14.99	$21.85	$22.40
Net investment loss(a)	—	(b)	(0.07)	(0.06)	(0.13)	(0.26)	(0.36)
Net realized and unrealized gain (loss)	0.92		0.42	1.17	(4.82)	(6.60)	(0.19)
Total from investment operations	0.92		0.35	1.11	(4.95)	(6.86)	(0.55)
Distributions to shareholders from net investment income	—	(b)	(0.46)	—	—	—	—
Distributions to shareholders from return of capital	—		(0.12)	—	—	—	—
Total distributions	—	(b)	(0.58)	—	—	—	—
Net asset value, end of period	$11.84		$10.92	$11.15	$10.04	$14.99	$21.85
Total return(c)	8.44%		3.16%	11.02%	(32.95)%	(31.32)%	(2.50)%
Net assets, end of period (in 000s)	$3,466		$2,949	$3,858	$4,578	$8,149	$11,444
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.60	%(d)	1.61%	1.65%	1.60%	1.62%	1.67%
Ratio of total expenses to average net assets	1.77	%(d)	1.76%	1.82%	1.72%	1.71%	1.70%
Ratio of net investment loss to average net assets	(0.03	)%(d)	(0.68)%	(0.56)%	(0.97)%	(1.27)%	(1.64)%
Portfolio turnover rate(e)	19%		89%	145%	506%	234%	266%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Institutional Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.61		$11.80	$10.59	$15.72	$22.69	$23.01
Net investment income (loss)(a)	0.06		0.09	.06	0.02	(0.04)	(0.13)
Net realized and unrealized gain (loss)	0.99		0.40	1.25	(5.10)	(6.91)	(0.19)
Total from investment operations	1.05		0.49	1.31	(5.08)	(6.95)	(0.32)
Distributions to shareholders from net investment income	(0.06)		(0.56)	(0.10)	(0.05)	(0.02)	—
Distributions to shareholders from return of capital	—		(0.12)	—	—	—	—
Total distributions	(0.06)		(0.68)	(0.10)	(0.05)	(0.02)	—
Net asset value, end of period	$12.60		$11.61	$11.80	$10.59	$15.72	$22.69
Total return(b)	9.01%		4.28%	12.32%	(32.38)%	(30.62)%	(1.39)%
Net assets, end of period (in 000s)	$346,333		$314,888	$326,270	$544,699	$764,809	$1,039,008
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.51	%(c)	0.52%	0.56%	0.51%	0.53%	0.58%
Ratio of total expenses to average net assets	0.68	%(c)	0.66%	0.72%	0.63%	0.62%	0.61%
Ratio of net investment income (loss) to average net assets	1.06	%(c)	0.78%	0.53%	0.12%	(0.17)%	(0.56)%
Portfolio turnover rate(d)	19%		89%	145%	506%	234%	266%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

	Goldman Sachs Commodity Strategy Fund
	Investor Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.61		$11.81	$10.60	$15.74	$22.72	$23.06
Net investment income (loss)(b)	0.06		(0.02)	0.05	— (c)	(0.05)	(0.15)
Net realized and unrealized gain (loss)	0.98		0.49	1.25	(5.08)	(6.93)	(0.19)
Total from investment operations	1.04		0.47	1.30	(5.08)	(6.98)	(0.34)
Distributions to shareholders from net investment income	(0.05)		(0.55)	(0.09)	(0.06)	— (c)	—
Distributions to shareholders from return of capital	—		(0.12)	—	—	—	—
Total distributions	(0.05)		(0.67)	(0.09)	(0.06)	— (c)	—
Net asset value, end of period	$12.60		$11.61	$11.81	$10.60	$15.74	$22.72
Total return(d)	8.97%		4.08%	12.21%	(32.15)%	(30.80)%	(1.39)%
Net assets, end of period (in 000s)	$8,310		$8,586	$5,265	$6,699	$7,740	$7,991
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.60	%(e)	0.61%	0.65%	0.60%	0.61%	0.67%
Ratio of total expenses to average net assets	0.77	%(e)	0.75%	0.82%	0.72%	0.71%	0.70%
Ratio of net investment income (loss) to average net assets	0.96	%(e)	(0.18)%	0.44%	0.03%	(0.24)%	(0.64)%
Portfolio turnover rate(f)	19%		89%	145%	506%	234%	266%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class P Shares
	April 17, 2018* to June 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$12.11
Net investment income(a)	0.06
Net realized and unrealized gain	0.50
Total from investment operations	0.56
Distributions to shareholders from net investment income	(0.06)
Net asset value, end of period	$12.61
Total return(b)	4.61%
Net assets, end of period (in 000s)	$7,962
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.51	%(c)
Ratio of total expenses to average net assets	0.68	%(c)
Ratio of net investment income to average net assets	0.97	%(c)
Portfolio turnover rate(d)	19%

*	Commencement of operation.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

	Goldman Sachs Commodity Strategy Fund
	Class R Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$11.31		$11.51	$10.35	$15.38	$22.31	$22.76
Net investment income (loss)(a)	0.03		(0.04)	(0.01)	(0.06)	(0.16)	(0.25)
Net realized and unrealized gain (loss)	0.95		0.45	1.21	(4.97)	(6.77)	(0.20)
Total from investment operations	0.98		0.41	1.20	(5.03)	(6.93)	(0.45)
Distributions to shareholders from net investment income	(0.02)		(0.49)	(0.04)	— (b)	—	—
Distributions to shareholders from return of capital	—		(0.12)	—	—	—	—
Total distributions	(0.02)		(0.61)	(0.04)	— (b)	—	—
Net asset value, end of period	$12.27		$11.31	$11.51	$10.35	$15.38	$22.31
Total return(c)	8.69%		3.60%	11.60%	(32.88)%	(31.00)%	(1.93)%
Net assets, end of period (in 000s)	$2,875		$2,892	$4,419	$1,963	$1,542	$1,528
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.10	%(d)	1.11%	1.14%	1.10%	1.12%	1.17%
Ratio of total expenses to average net assets	1.27	%(d)	1.26%	1.34%	1.23%	1.21%	1.20%
Ratio of net investment income (loss) to average net assets	0.46	%(d)	(0.40)%	(0.07)%	(0.44)%	(0.77)%	(1.13)%
Portfolio turnover rate(e)	19%		89%	145%	506%	234%	266%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class R6 Shares
	Six Months Ended June 30, 2018 (Unaudited)		Years Ended December 31,		For the Period July 31, 2015* to December 31, 2015
			2017	2016
Per Share Data
Net asset value, beginning of period	$11.62		$11.80	$10.60	$13.48
Net investment income (loss)(a)	0.06		(0.45)	.06	0.02
Net realized and unrealized gain (loss)	0.99		0.95	1.24	(2.86)
Total from investment operations	1.05		0.50	1.30	(2.84)
Distributions to shareholders from net investment income	(0.06)		(0.56)	(0.10)	(0.04)
Distributions to shareholders from return of capital	—		(0.12)	—	—
Total distributions	(0.06)		(0.68)	(0.10)	(0.04)
Net asset value, end of period	$12.61		$11.62	$11.80	$10.60
Total return(b)	9.01%		4.29%	12.25%	(21.23)%
Net assets, end of period (in 000s)	$3,112		$90	$1,907	$1,336
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.50	%(c)	0.50%	0.54%	0.51	%(c)
Ratio of total expenses to average net assets	0.67	%(c)	0.66%	0.72%	0.64	%(c)
Ratio of net investment income (loss) to average net assets	1.07	%(c)	(4.04)%	0.54%	0.35	%(c)
Portfolio turnover rate(d)	19%		89%	145%	506%

*	Commencement of operation.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

	Goldman Sachs Managed Futures Strategy Fund
	Class A Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$10.30		$10.12	$10.21	$9.67	$10.04	$10.56
Net investment loss(a)	(0.01)		(0.10)	(0.14)	(0.16)	(0.14)	(0.15)
Net realized and unrealized gain (loss)	(0.33)		0.33	0.05	1.10	(0.14)	(0.37)
Total from investment operations	(0.34)		0.23	(0.09)	0.94	(0.28)	(0.52)
Distributions to shareholders from net investment income	—		—	—	(0.40)	—	—
Distributions to shareholders from net realized gains	—		(0.05)	—	—	(0.09)	—
Total distributions	—		(0.05)	—	(0.40)	(0.09)	—
Net asset value, end of period	$9.96		$10.30	$10.12	$10.21	$9.67	$10.04
Total return(b)	(3.20)%		2.29%	(0.88)%	9.69%	(2.75)%	(4.83)%
Net assets, end of period (in 000s)	$7,931		$7,711	$23,174	$24,000	$2,698	$1,344
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.44	%(c)	1.55%	1.55%	1.56%	1.51%	1.46%
Ratio of total expenses to average net assets	1.59	%(c)	1.75%	1.74%	1.84%	1.96%	2.64%
Ratio of net investment loss to average net assets	(0.27	)%(c)	(1.02)%	(1.33)%	(1.53)%	(1.50)%	(1.54)%
Portfolio turnover rate(d)	—%		—%	529%	196%	343%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class C Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$9.88		$9.79	$9.95	$9.45	$9.89	$10.48
Net investment loss(a)	(0.05)		(0.17)	(0.21)	(0.23)	(0.21)	(0.22)
Net realized and unrealized gain (loss)	(0.31)		0.31	0.05	1.07	(0.14)	(0.37)
Total from investment operations	(0.36)		0.14	(0.16)	0.84	(0.35)	(0.59)
Distributions to shareholders from net investment income	—		—	—	(0.34)	—	—
Distributions to shareholders from net realized gains	—		(0.05)	—	—	(0.09)	—
Total distributions	—		(0.05)	—	(0.34)	(0.09)	—
Net asset value, end of period	$9.52		$9.88	$9.79	$9.95	$9.45	$9.89
Total return(b)	(3.54)%		1.44%	(1.60)%	8.93%	(3.50)%	(5.63)%
Net assets, end of period (in 000s)	$3,524		$3,480	$4,054	$3,056	$897	$1,536
Ratios/Supplemental Data
Ratio of net expenses to average net assets	2.19	%(c)	2.29%	2.31%	2.30%	2.26%	2.21%
Ratio of total expenses to average net assets	2.34	%(c)	2.48%	2.49%	2.60%	2.69%	3.34%
Ratio of net investment loss to average net assets	(1.03	)%(c)	(1.72)%	(2.09)%	(2.28)%	(2.26)%	(2.28)%
Portfolio turnover rate(d)	—%		—%	529%	196%	343%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

	Goldman Sachs Managed Futures Strategy Fund
	Institutional Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$10.52		$10.29	$10.36	$9.77	$10.11	$10.59
Net investment income (loss)(a)	0.01		(0.06)	(0.10)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(0.37)		0.34	0.04	1.12	(0.14)	(0.37)
Total from investment operations	(0.36)		0.28	(0.06)	1.00	(0.25)	(0.48)
Distributions to shareholders from net investment income	—		—	(0.01)	(0.41)	—	—
Distributions to shareholders from net realized gains	—		(0.05)	—	—	(0.09)	—
Total distributions	—		(0.05)	(0.01)	(0.41)	(0.09)	—
Net asset value, end of period	$10.16		$10.52	$10.29	$10.36	$9.77	$10.11
Total return(b)	(3.14)%		2.73%	(0.57)%	10.24%	(2.43)%	(4.44)%
Net assets, end of period (in 000s)	$82,029		$163,971	$110,763	$87,820	$88,381	$106,635
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.05	%(c)	1.14%	1.16%	1.14%	1.11%	1.07%
Ratio of total expenses to average net assets	1.20	%(c)	1.33%	1.34%	1.46%	1.54%	2.18%
Ratio of net investment income (loss) to average net assets	0.11	%(c)	(0.54)%	(0.94)%	(1.12)%	(1.10)%	(1.12)%
Portfolio turnover rate(d)	—%		—%	529%	196%	343%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Investor Shares(a)
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$10.44		$10.23	$10.30	$9.73	$10.08	$10.58
Net investment loss(b)	—	(c)	(0.06)	(0.11)	(0.13)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	(0.34)		0.32	0.04	1.11	(0.14)	(0.37)
Total from investment operations	(0.34)		0.26	(0.07)	0.98	(0.26)	(0.50)
Distributions to shareholders from net investment income	—		—	—	(0.41)	—	—
Distributions to shareholders from net realized gains	—		(0.05)	—	—	(0.09)	—
Total distributions	—		(0.05)	—	(0.41)	(0.09)	—
Net asset value, end of period	$10.10		$10.44	$10.23	$10.30	$9.73	$10.08
Total return(d)	(3.16)%		2.55%	(0.68)%	10.08%	(2.54)%	(4.64)%
Net assets, end of period (in 000s)	$443,302		$106,431	$20,181	$6,489	$391	$384
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.19	%(e)	1.26%	1.31%	1.31%	1.26%	1.21%
Ratio of total expenses to average net assets	1.34	%(e)	1.45%	1.49%	1.60%	1.69%	2.32%
Ratio of net investment loss to average net assets	(0.30	)%(e)	(0.60)%	(1.09)%	(1.26)%	(1.25)%	(1.27)%
Portfolio turnover rate(f)	—%		—%	529%	196%	343%	—%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption
charge	was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

	Goldman Sachs Managed Futures Strategy Fund
	Class P Shares
	For the Period April 17, 2018* to June 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$10.56
Net investment income(a)	0.01
Net realized and unrealized loss	(0.39)
Total from investment operations	(0.38)
Net asset value, end of period	$10.18
Total return(b)	(3.50)%
Net assets, end of period (in 000s)	$400
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.11	%(c)
Ratio of total expenses to average net assets	1.24	%(c)
Ratio of net investment income to average net assets	0.25	%(c)
Portfolio turnover rate(d)	—%

*	Commencement of operation.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R Shares
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of period	$10.16		$10.00	$10.12	$9.59	$9.99	$10.53
Net investment loss(a)	(0.03)		(0.12)	(0.16)	(0.18)	(0.17)	(0.17)
Net realized and unrealized gain (loss)	(0.32)		0.33	0.04	1.09	(0.14)	(0.37)
Total from investment operations	(0.35)		0.21	(0.12)	0.91	(0.31)	(0.54)
Distributions to shareholders from net investment income	—		—	—	(0.38)	—	—
Distributions to shareholders from net realized gains	—		(0.05)	—	—	(0.09)	—
Total distributions	—		(0.05)	—	(0.38)	(0.09)	—
Net asset value, end of period	$9.81		$10.16	$10.00	$10.12	$9.59	$9.99
Total return(b)	(3.35)%		2.11%	(1.18)%	9.47%	(3.06)%	(5.13)%
Net assets, end of period (in 000s)	$575		$595	$309	$197	$85	$89
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.69	%(c)	1.79%	1.81%	1.79%	1.76%	1.69%
Ratio of total expenses to average net assets	1.84	%(c)	1.98%	1.99%	2.11%	2.20%	2.82%
Ratio of net investment loss to average net assets	(0.53	)%(c)	(1.19)%	(1.59)%	(1.77)%	(1.75)%	(1.79)%
Portfolio turnover rate(d)	—%		—%	529%	196%	343%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

	Goldman Sachs Managed Futures Strategy Fund
	Class R6 Shares
	For the Period April 30, 2018* to June 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$10.36
Net investment income(a)	0.01
Net realized and unrealized loss	(0.18)
Total from investment operations	(0.17)
Net asset value, end of period	$10.19
Total return(b)	(1.54)%
Net assets, end of period (in 000s)	$57,960
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.12	%(c)
Ratio of total expenses to average net assets	1.25	%(c)
Ratio of net investment income to average net assets	0.24	%(c)
Portfolio turnover rate(d)	—%

*	Commencement of operation.
(a)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy	A, C, Institutional, Investor, P(a), R and R6(b)	Diversified

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018 for the Managed Futures Strategy Fund.

Class A Shares of the Absolute Return Tracker, Alternative Premia and Managed Futures Strategy Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds — Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, September 11, 2014, April 2, 2009 and June 16, 2016, respectively and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. The Subsidiaries act as an investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, November 17, 2014, June 17, 2009 and July 18, 2016 respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

As of June 30, 2018, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$2,210,763,795	$16,423,619	1%
Alternative Premia	105,277,523	12,418,771	12
Commodity Strategy	421,081,873	87,037,019	21
Managed Futures Strategy	270,858,435	54,727,057	20

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Alternative Premia and Managed Futures Strategy	Annually	Annually
Commodity Strategy	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2018:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$674,417	$—
Asia	—	10,836,407	—
Australia and Oceania	—	126,737	—
Europe	462,880	42,974,876	—
North America	486,285,562	45,724	—
South America	—	127,324	—
Exchange Traded Funds	168,746,244	—	—
Investment Company	1,371,868,767	—	—
Securities Lending Reinvestment Vehicle	2,648,850	—	—
Total	$2,030,012,303	$54,785,485	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$842,294	$—
Futures Contracts	8,448,052	—	—
Credit Default Swap Contracts	—	181,424	—
Total Return Swap Contracts	—	4,526,418	—
Total	$8,448,052	$5,550,136	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ABSOLUTE RETURN TRACKER (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(630,701)	$—
Futures Contracts(a)	(3,961,918)	—	—
Credit Default Swap Contracts(a)	—	(1,151,593)	—
Total Return Swap Contracts(a)	—	(588,592)	—
Written Options Contracts	(3,894,749)	—	—
Total	$(7,856,667)	$(2,370,886)	$—

ALTERNATIVE PREMIA

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$93,937,936	$—	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$825,872	$—
Futures Contracts(a)	3,060,229	—	—
Credit Default Swap Contracts(a)	—	1,424	—
Total Return Swap Contracts(a)	—	1,773,640	—
Purchased Options Contracts	37,315	—	—
Total	$3,097,544	$2,600,936	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(279,220)	$—
Futures Contracts(a)	(1,693,002)	—	—
Credit Default Swap Contracts(a)	—	(14,169)	—
Total Return Swap Contracts(a)	—	(2,757,440)	—
Written Options Contracts	(692,989)	—	—
Total	$(2,385,991)	$(3,050,829)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Securities	$—	$12,401,869	$—
Collateralized Mortgage Obligations	—	28,078,851	—
Asset-Backed Securities	—	326,436	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	34,742,554	—	—
Exchange Traded Fund	75,104,625	—	—
Investment Company	187,852,079	—	—
Short-Term Investments	—	29,029,337	—
Total	$297,699,258	$69,836,493	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$174,331	$—	$—
Interest Rate Swap Contracts	—	388,625	—
Total	$174,331	$388,625	$—
Liabilities(a)
Futures Contracts	$(528,626)	$—	$—
Interest Rate Swap Contracts	—	(476,097)	—
Total	$(528,626)	$(476,097)	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$202,210,129	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$4,675,598	$—
Futures Contracts	2,904,214	—	—
Interest Rate Swap Contracts	—	8,475,205	—
Total	$2,904,214	$13,150,803	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,644,241)	$—
Futures Contracts	(2,659,610)	—	—
Interest Rate Swap Contracts	—	(1,725,927)	—
Total	$(2,659,610)	$(3,370,168)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and variation margin on futures contracts	$2,096,230	(a)	Variation margin on futures contracts	$(617,103)	(a)
Credit	Variation margin on swap contracts	181,424	(a)	Variation margin on swap contracts	(1,151,593)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	842,294		Payable for unrealized loss on forward foreign currency exchange contracts	(630,701)
Equity	Variation margin on futures contracts	7,846,336	(a)	Payable for unrealized loss on swap contracts, Written options, at value and Variation margin on futures contracts	(7,574,566)	(a)(b)
Interest Rate	Variation margin on futures contracts	3,031,904	(a)	Variation margin on futures contracts	(253,590)	(a)
Total		$13,998,188			$(10,227,553)

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$2,178,808	(a)	Variation margin on futures contracts	$(1,460,065)	(a)
Credit	Variation margin on swap contracts	1,424	(a)	Variation margin on swap contracts	(14,169)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	825,872		Payable for unrealized loss on forward foreign currency exchange contracts	(279,220)
Equity	Receivable for unrealized gain on swap contracts, variation margin on futures contracts; Investments at value	1,817,465	(a)	Payable for unrealized loss on swap contracts, Written options, at value and Variation margin on futures contracts	(3,542,236)	(a)(b)
Interest Rate	Variation margin on futures contracts	874,911	(a)	Variation margin on futures contracts	(141,130)	(a)
Total		$5,698,480			$(5,436,820)

COMMODITY STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures contracts and swap contracts	562,956	(a)	Variation margin on futures and swap contracts	(1,004,723)	(a)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of June 30, 2018 is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $588,592 and $2,757,439 for the Absolute Return Tracker and Alternative Premia Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$2,127,477	(a)	Variation margin on futures contracts	$(1,748,528)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,675,598		Payable for unrealized loss on forward foreign currency exchange contracts	(1,644,241)
Equity	Variation margin on futures contracts	776,737	(a)	Variation margin on futures contracts	(911,082)	(a)
Interest Rate	Variation margin on swap contracts	8,475,205	(a)	Variation margin on swap contracts	(1,725,927)	(a)
Total		$16,055,017			$(6,029,778)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of June 30, 2018 is reported within the Consolidated Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$833,382	$417,724	1,100
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,289,605	(2,639,052)	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(562,820)	113,376	39
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	(16,458,513)	1,944,646	5,729
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	627,936	2,152,290	5,190
Total		$(13,270,410)	$1,988,984	12,062

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2018.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(767,909)	$(966,268)	1,740
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(11,007)	(36,874)	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	706,326	622,758	60
Equity	Net realized gain (loss) from futures contracts, investments, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, investments, swap contracts and written options	(2,544,038)	(634,210)	588
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,279,353)	1,444,616	1,902
Total		$(3,895,981)	$430,022	4,294

COMMODITY STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts	$31,816,316	$—	6
Interest rate	Net realized gain (loss) from futures contracts, investments and swap contracts/Net change in unrealized gain (loss) on futures contracts, investments and swap contracts	2,971,821	(597,075)	910
Total		$34,788,137	$(597,075)	916

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(827,913)	$(56,806)	1,753
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(5,658,210)	2,463,268	226
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(3,950,240)	(797,511)	5,493
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,222,135	(2,865,568)	396
Total		$(8,214,228)	$(1,256,617)	7,868

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2018.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2018:

ALTERNATIVE PREMIA
	Derivative Assets(1)		Derivative Liabilities(1)		Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Swaps	Forwards	Swaps
Deutsche Bank AG	$—	$859,164	$—	$(909,297)	$(50,133)	$50,133	$—
JPMorgan Chase Bank NA	—	914,476	—	(1,848,143)	(933,667)	300,000	(633,667)
Morgan Stanley Co., Inc.	825,872	—	(279,220)	—	546,652	—	546,652
Total	$825,872	$1,773,640	$(279,220)	$(2,757,440)	$(437,148)	$350,133	$(87,015)

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$4,675,598	$(1,644,241)	$3,031,357	$1,644,241	$4,675,598

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of June 30, 2018, contractual management fees with GSAM were at the following rates. The Effective Rate and Effective Net Management Rate represent the rates for the six month period ended June 30, 2018.

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Absolute Return Tracker	0.70%	0.63%	0.60%	0.59%	0.53%	0.94%	0.58	%(1)
Alternative Premia	0.79	0.71	0.68	0.66	0.65	0.87	0.65	(1)
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.41	(1)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.87	(1)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(1)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreements (as defined below) after the waivers.

Prior to April 30, 2018, the contractual management fee rates for the Absolute Return Tracker Fund and Alternative Premia Fund were as stated below.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%
Alternative Premia	0.90	0.81	0.77	0.75	0.74

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended June 30, 2018, GSAM waived $30,776, $24,312, $157,316 and $19,368 of each Fund’s management fee for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2018, GSAM waived $1,111,922, $93,413, $168,920 and $182,515 of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Tracker	$8,920	$—
Alternative Premia	408	10
Commodity Strategy	4,020	1
Managed Futures Strategy	2,582	—

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.   Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% (except for the Commodity Strategy Fund, which charges an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.   Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are 0.014%, 0.114%, 0.074% and 0.254%, respectively. Prior to April 30, 2018, the Other Expense limitation was 0.004% for the Alternative Premia Fund. These Other Expense limitations will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$3,673,283	$234,740	$25,241	$3,933,264
Alternative Premia	146,973	188,010	24,211	359,194
Commodity Strategy	168,920	127,988	36,149	333,057
Managed Futures Strategy	182,515	21,451	16,166	220,132

G.  Line of Credit Facility — As of June 30, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2018, the Funds did not have any borrowings under the facility. Prior to May 1, 2018, the facility was $1,100,000,000. The facility was decreased to $770,000,000 effective May 1, 2018.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2018	Shares as of June 30, 2018	Dividend Income from Affiliated Investment Company
Absolute Return Tracker	$1,156,058,500	$944,707,937	$(728,897,670)	$1,371,868,767	1,371,868,767	$10,376,910
Alternative Premia	125,655,455	91,742,494	(123,460,013)	93,937,936	93,937,936	863,352
Commodity Strategy	127,131,680	365,577,150	(304,856,751)	187,852,079	187,852,079	1,190,131
Managed Futures Strategy	223,421,111	149,277,612	(170,488,594)	202,210,129	202,210,129	1,674,196

The Commodity Strategy Fund invests in the shares of the Goldman Sachs Treasury Access 0-1 Year ETF. The Goldman Sachs Treasury Access 0-1 Year ETF is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in the Goldman Sachs Treasury Access 0-1 Year ETF for the six months ended June 30, 2018:

Fund	Affiliated Investment Company	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sale of Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of June 30, 2018	Shares as of June 30, 2018	Dividend Income from Affiliated Investment Company
GS Commodity Strategy	Goldman Sachs Treasury Access 0-1 Year ETF	$74,985,000	$—	$—	$—	$119,625	$75,104,625	750,000	$435,630

As of June 30, 2018, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Alternative Premia	8%	24%	11%
Managed Futures Strategy	7	9	—

As of June 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of the following Fund:

Fund	Class P	Class R
Alternative Premia	5%	100%

GOLDMAN SACHS SELECT SATELLITE FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2018, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations)	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations)	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$738,396,940	$—	$435,440,099
Commodity Strategy	35,342,156	—	87,998,422	343,727

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2018 are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable.

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2018, are reported under Investment Income on the Consolidated Statements of Operations.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six months ended June 30, 2018		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs
Absolute Return Tracker	$2,623	$1,514	$864,000

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2018
Absolute Return Tracker	$4,526,600	$108,576,825	$(110,454,575)	$2,648,850

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2017, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Capital loss carryforwards:
Perpetual Short-term	$—	$—	$(6,455,060)	$—
Perpetual Long-term	—	—	(12,848,871)	—
Total capital loss carryforwards	$—	$—	$(19,303,931)	$—
Timing differences (Straddle loss deferral)	$(251,690)	$(47,067)	$(1,112,056)	$(46,184)

As of June 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Tax cost	$2,042,860,858	$94,551,253	$367,897,808	$203,097,934
Gross unrealized gain	72,829,440	6,747,010	2,138,791	5,141,973
Gross unrealized loss	(30,892,510)	(7,360,327)	(2,500,848)	(6,029,778)
Net unrealized gain (loss)	$41,936,930	$(613,317)	$(362,057)	$(887,805)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions and underlying fund investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

8. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

9. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Alternative Premia and Commodity Strategy Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

GOLDMAN SACHS SELECT SATELLITE FUNDS

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The amendments are effective for the Funds’ fiscal year ended December 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,911,051	$27,302,797	4,155,392	$39,146,926
Reinvestment of distributions	—	—	181,440	1,683,766
Shares redeemed	(1,211,841)	(11,354,923)	(3,020,798)	(27,870,696)
	1,699,210	15,947,874	1,316,034	12,959,996
Class C Shares
Shares sold	738,870	6,404,482	495,237	4,306,884
Reinvestment of distributions	—	—	44,836	385,144
Shares redeemed	(208,460)	(1,808,119)	(548,390)	(4,746,483)
	530,410	4,596,363	(8,317)	(54,455)
Institutional Shares
Shares sold	91,215,153	884,677,891	95,572,065	913,321,573
Reinvestment of distributions	—	—	3,837,560	36,650,393
Shares redeemed	(62,864,518)	(609,453,487)	(46,891,600)	(449,758,187)
	28,350,635	275,224,404	52,518,025	500,213,779
Investor Shares(a)
Shares sold	9,198,624	88,251,098	8,957,614	85,109,117
Reinvestment of distributions	—	—	323,108	3,059,831
Shares redeemed	(1,840,579)	(17,644,719)	(867,881)	(8,272,568)
	7,358,045	70,606,379	8,412,841	79,896,380
Class P Shares(b)
Shares sold	16,532,551	160,454,518	—	—
Shares redeemed	(101,412)	(983,027)	—	—
	16,431,139	159,471,491	—	—
Class R Shares
Shares sold	110,923	1,017,108	69,609	634,239
Reinvestment of distributions	—	—	8,319	75,287
Shares redeemed	(137,731)	(1,259,531)	(90,197)	(823,564)
	(26,808)	(242,423)	(12,269)	(114,038)
Class R6 Shares
Shares sold	338,698	3,245,999	252,533	2,379,529
Reinvestment of distributions	—	—	7,861	74,999
Shares redeemed	(180,184)	(1,719,113)	(30,766)	(295,334)
	158,514	1,526,886	229,628	2,159,194
NET INCREASE	54,501,145	$527,130,974	62,455,942	$595,060,856

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

GOLDMAN SACHS SELECT SATELLITE FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Alternative Premia Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	28,604	$251,099	129,371	$1,341,861
Reinvestment of distributions	—	—	353,015	3,168,356
Shares redeemed	(428,264)	(3,715,296)	(1,677,162)	(17,293,028)
	(399,660)	(3,464,197)	(1,194,776)	(12,782,811)
Class C Shares
Shares sold	7,032	57,338	34,068	320,928
Reinvestment of distributions	—	—	416,821	3,492,742
Shares redeemed	(334,503)	(2,719,545)	(736,247)	(7,254,152)
	(327,471)	(2,662,207)	(285,358)	(3,440,482)
Institutional Shares
Shares sold	550,459	4,938,286	2,864,401	29,600,900
Reinvestment of distributions	—	—	2,778,371	25,477,015
Shares redeemed	(11,584,661)	(101,724,218)	(39,166,623)	(418,436,126)
	(11,034,202)	(96,785,932)	(33,523,851)	(363,358,211)
Investor Shares(a)
Shares sold	48,452	427,040	644,641	6,643,975
Reinvestment of distributions	—	—	233,124	2,124,125
Shares redeemed	(297,986)	(2,625,108)	(456,476)	(4,729,158)
	(249,534)	(2,198,068)	421,289	4,038,942
Class P Shares(b)
Shares sold	21,367	190,310	—	—
Shares redeemed	(1)	(5)	—	—
	21,366	190,305	—	—
Class R Shares
Shares sold	—	2	—	—
Reinvestment of distributions	—	—	343	3,022
	—	2	343	3,022
Class R6 Shares
Shares sold	13,207,317	115,738,196	338,371	3,099,570
Reinvestment of distributions	—	—	281	2,577
Shares redeemed	(6,672,074)	(57,880,838)	—	—
	6,535,243	57,857,358	338,652	3,102,147
NET DECREASE	(5,454,258)	$(47,062,739)	(34,243,701)	$(372,437,393)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	599,076	$7,171,218	1,639,879	$18,151,681
Reinvestment of distributions	10,050	123,715	188,072	2,138,293
Shares redeemed	(747,737)	(8,868,483)	(2,969,031)	(33,355,502)
	(138,611)	(1,573,550)	(1,141,080)	(13,065,528)
Class C Shares
Shares sold	52,555	599,678	50,029	535,857
Reinvestment of distributions	31	365	12,116	131,581
Shares redeemed	(29,917)	(337,250)	(137,946)	(1,460,352)
	22,669	262,793	(75,801)	(792,914)
Institutional Shares
Shares sold	6,190,069	74,436,745	14,844,905	164,465,052
Reinvestment of distributions	86,119	1,071,317	1,146,384	13,133,768
Shares redeemed	(5,913,935)	(70,708,379)	(16,512,332)	(182,955,374)
	362,253	4,799,683	(521,043)	(5,356,554)
Investor Shares(a)
Shares sold	197,809	2,389,989	981,575	11,494,428
Reinvestment of distributions	2,675	33,297	43,024	492,408
Shares redeemed	(280,462)	(3,327,277)	(731,256)	(8,160,245)
	(79,978)	(903,991)	293,343	3,826,591
Class P Shares(b)
Shares sold	628,958	7,585,275	—	—
Reinvestment of distributions	2,892	36,039	—	—
Shares redeemed	(506)	(6,307)	—	—
	631,344	7,615,007	—	—
Class R Shares
Shares sold	42,853	500,308	124,106	1,352,903
Reinvestment of distributions	333	4,034	9,316	104,643
Shares redeemed	(64,640)	(749,975)	(261,776)	(2,883,989)
	(21,454)	(245,633)	(128,354)	(1,426,443)
Class R6 Shares
Shares sold	283,949	3,315,158	67,936	756,095
Reinvestment of distributions	42	526	924	10,027
Shares redeemed	(44,974)	(537,414)	(222,614)	(2,445,701)
	239,017	2,778,270	(153,754)	(1,679,579)
NET INCREASE (DECREASE)	1,015,240	$12,732,579	(1,726,689)	$(18,494,427)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

GOLDMAN SACHS SELECT SATELLITE FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Managed Futures Strategy Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	162,732	$1,682,197	244,254	$2,500,639
Reinvestment of distributions	—	—	3,689	37,704
Shares redeemed	(115,875)	(1,181,288)	(1,789,506)	(18,264,273)
	46,857	500,909	(1,541,563)	(15,725,930)
Class C Shares
Shares sold	55,497	556,041	130,458	1,288,108
Reinvestment of distributions	—	—	1,825	17,904
Shares redeemed	(37,881)	(372,018)	(194,502)	(1,918,650)
	17,616	184,023	(62,219)	(612,638)
Institutional Shares
Shares sold	3,526,278	36,729,720	9,214,220	96,621,835
Reinvestment of distributions	—	—	65,135	679,354
Shares redeemed	(11,040,411)	(113,729,649)	(4,452,320)	(46,177,782)
	(7,514,133)	(76,999,929)	4,827,035	51,123,407
Investor Shares(a)
Shares sold	3,142,913	32,901,567	11,657,195	121,207,977
Reinvestment of distributions	—	—	48,292	499,819
Shares redeemed	(1,630,838)	(16,916,143)	(3,480,972)	(36,117,055)
	1,512,075	15,985,424	8,224,515	85,590,741
Class P Shares(b)
Shares sold	39,228	400,476	—	—
Shares redeemed	—	(5)	—	—
	39,228	400,471	—	—
Class R Shares
Shares sold	2,314	23,413	35,598	359,629
Reinvestment of distributions	—	—	292	2,943
Shares redeemed	(2,268)	(23,762)	(8,267)	(83,260)
	46	(349)	27,623	279,312
Class R6 Shares(c)
Shares sold	5,680,704	58,000,189	—	—
	5,680,704	58,000,189	—	—
NET INCREASE (DECREASE)	(217,607)	$(1,929,262)	11,475,391	$120,654,892

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on April 30, 2018.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended June 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018, which represents a period of 181 days of a 365 day year. The Class R6 example is based on the period from April 30, 2018 through June 30, 2018, which represents a period of 61 out of 365 days for Managed Futures Strategy Fund. The Class P example is based on the period from April 17, 2018 through June 30, 2018, which represents a period of 74 out of 365 days. The Class P for all funds and Class R6 for Managed Futures Strategy Fund example for hypothetical expenses reflects projected activity for the period from January 1, 2018 through June 30, 2018 for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Alternative Premia Fund				Commodity Strategy Fund				Managed Futures Strategy Fund
Share Class	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*
Class A
Actual	$1,000	$1,005.40		$5.07	$1,000	$984.30		$5.17	$1,000	$1,088.50		$4.51	$1,000	$968.00		$7.03
Hypothetical 5% return	1,000	1,019.74	+	5.11	1,000	1,019.59	+	5.26	1,000	1,020.48	+	4.36	1,000	1,017.65	+	7.20
Class C
Actual	1,000	1,002.30		8.79	1,000	980.90		8.84	1,000	1,084.40		8.37	1,000	964.60		10.67
Hypothetical 5% return	1,000	1,016.02	+	8.85	1,000	1,015.87	+	9.00	1,000	1,016.76	+	8.10	1,000	1,013.93	+	10.94
Institutional
Actual	1,000	1,007.30		3.14	1,000	986.80		3.40	1,000	1,090.10		2.75	1,000	968.60		5.13
Hypothetical 5% return	1,000	1,021.67	+	3.16	1,000	1,021.37	+	3.46	1,000	1,022.17	+	2.66	1,000	1,019.59	+	5.26
Investor
Actual	1,000	1,006.30		3.83	1,000	985.60		3.94	1,000	1,089.70		3.21	1,000	968.40		5.81
Hypothetical 5% return	1,000	1,020.98	+	3.86	1,000	1,020.83	+	4.01	1,000	1,021.72	+	3.11	1,000	1,018.89	+	5.96
Class P(a)
Actual	1,000	1,001.00		1.24	1,000	1,010.20		1.61	1,000	1,046.10		1.10	1,000	965.00		2.21
Hypothetical 5% return	1,000	1,021.77	+	3.06	1,000	1,020.88	+	3.96	1,000	1,022.17	+	2.66	1,000	1,019.29	+	5.56
Class R
Actual	1,000	1,003.30		6.31	1,000	984.00		6.35	1,000	1,086.90		5.80	1,000	966.50		8.24
Hypothetical 5% return	1,000	1,018.50	+	6.36	1,000	1,018.40	+	6.46	1,000	1,019.24	+	5.61	1,000	1,016.41	+	8.45
Class R6(b)
Actual	1,000	1,007.30		3.09	1,000	986.70		3.15	1,000	1,090.10		2.69	1,000	984.60		1.86
Hypothetical 5% return	1,000	1,021.72	+	3.11	1,000	1,021.62	+	3.21	1,000	1,022.22	+	2.61	1,000	1,019.24	+	5.61

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P(a)	Class R	Class R6
Absolute Return Tracker	1.02%	1.77%	0.63%	0.77%	0.61%	1.27%	0.62%
Alternative Premia	1.05	1.80	0.69	0.80	0.79	1.29	0.64
Commodity Strategy	0.87	1.62	0.53	0.62	0.53	1.12	0.52
Managed Futures Strategy	1.44	2.19	1.05	1.19	1.11	1.69	1.12	(b)

(a)	Commenced operations on April 17, 2018.

(b)	Commenced operations on April 30, 2018.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund (formerly Goldman Sachs Dynamic Allocation Fund), Goldman Sachs Commodity Strategy Fund, and Goldman Sachs Managed Futures Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Absolute Return Tracker Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Absolute Return Tracker Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Absolute Return Tracker, Alternative Premia, and Managed Futures Strategy Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Absolute Return Tracker Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods; had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods; and had outperformed the average performance of a group of competitor funds, as determined by the Investment Adviser (the “Competitor Fund Average”), for the one-, three-, and five-year periods ended March 31, 2018. The Trustees also noted that the Absolute Return Tracker Fund had experienced certain portfolio management changes in 2017. The Trustees observed that the Alternative Premia Fund’s Institutional Shares had outperformed the Fund’s LIBOR-based benchmark index by 7.21%, 1.99%, and 2.40%, respectively, for the one-, three-, and five-year periods and had underperformed the Fund’s Competitor Fund Average for the one-, three-, and five-year periods ended March 31, 2018. The Trustees considered that the Alternative Premia Fund had certain significant differences from the Fund’s benchmark index that caused it to be an imperfect basis for comparison. The Trustees noted that in October 2017 the Alternative Premia Fund had been repositioned from the Dynamic Allocation Fund, which involved changes to the Fund’s investment objective, investment strategy, benchmark, and portfolio management. The Trustees also noted that, following the Alternative Premia Fund’s repositioning, the Fund was placed into a new Morningstar category and, therefore, did not have meaningful peer group comparison information. The Trustees observed that the Commodity Strategy Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-year period, in the third quartile for the ten-year period, and in the fourth quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2018. The Trustees noted that the Managed Futures Strategy Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods; had outperformed the Fund’s LIBOR-based benchmark index by 1.28%, 0.23%, and 0.76%, respectively, for the one-, three-, and five-year periods; and had outperformed the Fund’s Competitor Fund Average for the one- and three-year periods and underperformed for the five-year period ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Absolute Return Tracker and Alternative Premia Funds, the Trustees noted that the management fee breakpoint schedules had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to each Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
First $1 billion	0.70%	0.79%	0.50%	1.00%
Next $1 billion	0.63	0.71	0.50	0.90
Next $3 billion	0.60	0.68	0.45	0.86
Next $3 billion	0.59	0.66	0.43	0.84
Over $8 billion	0.53	0.65	0.42	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Absolute Return Tracker Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) with respect to the Absolute Return Tracker and Alternative Premia Funds, fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Absolute Return Tracker and Alternative Premia Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Absolute Return Tracker and Alternative Premia Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[6]
∎	International Equity ESG Fund[7]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[8]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[7]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[8]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 138615-OTU-813682 SELSATSAR-18/56K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2018

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

Goldman Sachs Tax-Advantaged Equity Funds

∎	U.S. EQUITY DIVIDEND AND PREMIUM

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. TAX-MANAGED EQUITY

∎	INTERNATIONAL TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the six months ended June 30, 2018 (the “Reporting Period”), the performance of the U.S. and international equity markets was influenced most by economic data, central bank monetary policy and geopolitical events.

U.S. and international equities saw a strong start to the Reporting Period in January 2018, driven by positive economic data, a $1.5 trillion tax reform law signed in December 2017, and a favorable corporate earnings season. In February 2018, however, U.S. and international equities sold off on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in U.S. and international stocks. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes this calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) In Europe, an agreement on a 21-month transition after Brexit between the U.K. and the European Union reduced political uncertainty. (Brexit is the popular term for the U.K.’s approved vote on a referendum to exit the European Union.)

The U.S. and China continued to generate trade headlines and geopolitical uncertainty about sanctions on Russia surfaced, but the impact of such on the U.S. and international equity markets remained relatively muted during April 2018, as investors stayed rather resistant to the risk of a trade war. A number of macroeconomic drivers, including U.S. labor market strength, higher inflation and fiscal stimulus, pushed up U.S. Treasury yields, with the 10-year U.S. Treasury yield breaching 3% toward month end. With more than half of S&P 500® Index companies having reported their first quarter 2018 results, the earnings season began strongly during April 2018. Outside the U.S., the European Central Bank and Bank of Japan kept their respective monetary policies unchanged, indicating ongoing monetary accommodation. In May 2018, U.S. equities rallied, driven not only by strong corporate earnings but also by upside surprises in economic activity and sentiment data as well as on a new U.S. unemployment low of 3.8%. However, the U.S. equity rally was hampered by escalating geopolitical uncertainty stemming from the unexpected political outcome in Italy, the ongoing unpredictability around the U.S.-North Korea summit, and escalating trade tensions with many U.S. allies. For the same reasons, international equity markets were volatile during May 2018. In June, the Fed raised interest rates, as widely expected, but the outcome of the Fed meeting was more hawkish than the consensus had anticipated. The Fed retained language indicating an “accommodative” monetary policy stance, but its economic growth and inflation forecasts were upgraded, and its median projection was lifted to four interest rate hikes in 2018 from the three it had indicated in March 2018. Still-escalating trade tensions between the U.S. and China hurt investor sentiment in the U.S. and international equity markets, as the U.S. threatened tariffs on $200 billion worth of Chinese goods and China vowed to retaliate.

For the Reporting Period overall, the U.S. equity market, as represented by the S&P 500® Index, generated a return of 2.65%. Six of the 11 sectors in the S&P 500® Index posted positive absolute returns and five generated negative returns. Consumer discretionary,

1

MARKET REVIEW

information technology and energy were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the Reporting Period were telecommunication services, consumer staples and industrials.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed at some distance by large-cap stocks, as measured by the Russell 1000® Index, and mid-cap stocks, as measured by the Russell Midcap® Index, which performed similarly to each other. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum, with value-oriented stocks overall in the large-cap and mid-cap capitalization segments posting modestly negative absolute returns. (All as measured by the FTSE Russell indices.)

As for international equities, they produced a negative return of -2.75%,1 as measured by the MSCI EAFE Index, during the Reporting Period as a whole. Energy was the best performing sector in the MSCI EAFE Index on the basis of total return by some distance, followed by utilities and health care. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were telecommunication services, financials and industrials.

From a country perspective, Finland, Portugal and Norway were the best performing equity markets in the MSCI EAFE Index during the Reporting Period. Austria, Denmark and Switzerland were the weakest individual country constituents in the MSCI EAFE Index during the Reporting Period.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

[1]	All MSCI EAFE returns are net of fees and in U.S. dollar terms.

2

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

∎	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

∎	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

∎	The Funds utilize index call writing to seek to enhance their cash flow.

∎	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500® Index or MSCI EAFE Index, as applicable.

∎	A fully invested, style-consistent portfolio.

∎	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

∎	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.
There is no guarantee that these objectives will be met.

3

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated cumulative total returns, without sales charges, of 1.00%, 0.64%, 1.19% and 1.13%, respectively. These returns compare to the 2.65% cumulative total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned -1.62%.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 0.69% compared to the 0.85% cumulative total return of the S&P 500® Index. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.59% during the same period.

For the period since their inception on April 30, 2018 through June 30, 2018, the Fund’s Class R6 Shares generated a cumulative total return of 2.89% compared to the 3.04% cumulative total return of the S&P 500® Index. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.59% during the same period.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, security selection detracted from relative performance. Specifically, the Fund’s bias toward stocks with higher dividend yields hurt returns. Overall, the Fund was hampered by its holdings in the financials, consumer staples and information technology sectors. It benefited from its investments in the energy and health care sectors.

The sale of call options on the S&P 500® Index contributed positively to the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period for certain of the Fund’s options positions, however, our call writing overall added to performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 17.44% compared to the realized volatility of the S&P 500® Index of 18.96%. During the Reporting Period, the realized daily volatility of the Fund was 14.47% compared to the realized volatility of the S&P 500® Index of 16.38%.[1]

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

4

PORTFOLIO RESULTS

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 2.75% compared to 1.96% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of June 30, 2018, the Standardized 30-Day Subsidized Yield was 1.95% and the Standardized 30-Day Unsubsidized Yield was 1.94%.[2]

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by its overweight positions in investment management company Invesco, fashion retailer L Brands and infrastructure businesses owner and operator Macquarie Infrastructure. The Fund was overweight all three stocks primarily due to their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	The Fund benefited from underweight positions relative to the S&P 500® Index in industrial conglomerate General Electric and biotechnology company Celgene. An overweight in department store chain Macy’s also contributed positively. The Fund was underweight General Electric and Celgene primarily because of their unattractive yields and/or risk metrics. The overweight in Macy’s was largely due to its attractive dividend yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a modestly positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

Effective after the close of business on June 29, 2018, the final day of the Reporting Period, the Fund’s non-fundamental policy to invest at least 80% of its net assets in particular assets changed. After that date, the Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in dividend-paying equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of the investment.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

5

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]
Class A	1.00%	2.65%	-1.62%
Class C	0.64	2.65	-1.62
Institutional	1.19	2.65	-1.62
Investor	1.13	2.65	-1.62

April 17, 2018–June 30, 2018
Class P	0.69%	0.85%	0.59%

April 30, 2018–June 30, 2018
Class R6	2.89%	3.04%	0.59%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.58%	9.35%	7.94%	6.81%	8/31/05
Class C	7.78	9.77	7.74	6.48	8/31/05
Institutional	10.04	11.02	8.97	7.70	8/31/05
Investor	9.90	10.87	N/A	12.66	8/31/10
Class P	N/A	N/A	N/A	0.69	4/17/18
Class R6	N/A	N/A	N/A	2.89	4/30/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

6

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.12%	1.15%
Class C	1.87	1.90
Institutional	0.74	0.76
Investor	0.87	0.90
Class P	0.73	0.75
Class R6	0.73	0.75

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/18[6]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	3.58%	9.35%	7.94%
Returns after taxes on distributions**	2.01	7.86	6.88
Returns after taxes on distributions*** and sale of Fund shares	2.97	7.13	6.27

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions and do not reflect state and local taxes. The 2017 tax rates (23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and tax characteristics of distributions were used to estimate after-tax returns in 2018. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/18[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.9%	Technology Hardware & Equipment
Microsoft Corp.	3.6	Software & Services
Amazon.com, Inc.	3.0	Retailing
Facebook, Inc. Class A	2.0	Software & Services
Exxon Mobil Corp.	1.9	Energy
Chevron Corp.	1.8	Energy
Pfizer, Inc.	1.7	Pharmaceuticals, Biotechnology & Life Sciences
AT&T, Inc.	1.5	Telecommunication Services
JPMorgan Chase & Co.	1.5	Banks
Johnson & Johnson	1.4	Pharmaceuticals, Biotechnology & Life Sciences

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2018

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at June 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated cumulative total returns, without sales charges, of -4.20%, -4.51%, -3.97% and -4.05%, respectively. These returns compare to the -2.75% cumulative total return of the Fund’s primary benchmark, the MSCI EAFE Index (net, USD, unhedged). The Bloomberg Barclays Global Aggregate Bond Index (USD, Unhedged), the secondary benchmark, returned -1.46%.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P Shares generated a cumulative total return of -5.52% compared to the -3.57% cumulative total return of the MSCI EAFE Index. The Bloomberg Barclays Global Aggregate Bond Index returned -2.83% during the same period.

For the period since their inception on April 30, 2018 through June 30, 2018, the Fund’s Class R6 Shares generated a cumulative total return of -4.29% compared to the -3.44% cumulative total return of the MSCI EAFE Index. The Bloomberg Barclays Global Aggregate Bond Index returned -1.20% during the same period.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection hurt relative returns during the Reporting Period, as the Fund’s bias toward stocks with higher dividend yields detracted from performance. Overall, the Fund was hindered by investments in the telecommunication services, consumer discretionary and health care sectors. It was helped by holdings in the materials, financials and utilities sectors.

The sale of call options on the MSCI EAFE Index had a rather neutral impact on the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. During the Reporting Period, the total amount of premiums the Fund retained was offset by the difference in the value of the index when call options were exercised. Therefore, our call writing had a neutral impact on Fund performance during the Reporting Period.

Call option writing has the potential to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 20.57% compared to the realized volatility of the MSCI EAFE Index of 19.02%. During the Reporting Period, the realized daily volatility of the Fund was 9.04% compared to the realized volatility of the MSCI EAFE Index of 8.81%.[1]

[1]The	realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

9

PORTFOLIO RESULTS

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 4.20% compared to 3.17% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of June 30, 2018, the Standardized 30-Day Subsidized Yield was 3.27% and the Standardized 30-Day Unsubsidized Yield was 3.27%.[2]

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by overweight positions relative to the MSCI EAFE Index in German automobile maker Daimler, French retailer Casino Guichard-Perrachon and British telecommunications conglomerate Vodafone. It was overweight all three stocks largely because of their attractive dividend yield and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	Compared to the MSCI EAFE Index, the Fund benefited from overweight positions in U.K. pharmaceutical manufacturer GlaxoSmithKline and Norwegian seafood company Marine Harvest. An underweight in German financial services company Deutsche Bank also added to relative performance. The Fund was overweight GlaxoSmithKline and Marine Harvest mainly because of their attractive dividend yields and/or risk metrics. The underweight in Deutsche Bank was largely due to its unattractive yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a rather neutral impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

Effective after the close of business on June 29, 2018, the final day of the Reporting Period, the Fund’s non-fundamental policy to invest at least 80% of its net assets in particular assets changed. After that date, the Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in dividend-paying equity investments in non-U.S. issuers with public stock market capitalizations within the range of the market capitalization of the MSCI EAFE Index (Net, USD, Unhedged) at the time of investment.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

10

FUND BASICS

International Equity Dividend and Premium Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged)[3]
Class A	-4.20%	-2.75%	-1.46%
Class C	-4.51	-2.75	-1.46
Institutional	-3.97	-2.75	-1.46
Investor	-4.05	-2.75	-1.46

April 17, 2018–June 30, 2018
Class P	-5.52%	-3.57%	-2.83%

April 30, 2018–June 30, 2018
Class R6	-4.29%	-3.44%	-1.20%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/18	One Years	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.35%	3.11%	1.05%	0.40%	1/31/08
Class C	1.46	3.49	0.72	0.07	1/31/08
Institutional	3.64	4.68	1.87	1.22	1/31/08
Investor	3.51	4.52	N/A	5.04	8/31/10
Class P	N/A	N/A	N/A	-5.52	4/17/18
Class R6	N/A	N/A	N/A	-4.29	4/30/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

11

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.33%	1.34%
Class C	2.08	2.09
Institutional	0.94	0.95
Investor	1.08	1.09
Class P	0.93	0.94
Class R6	0.93	0.94

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/18[6]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	-2.35%	3.11%	1.05%
Returns after taxes on distributions**	-3.11	2.29	0.45
Returns after taxes on distributions*** and sale of Fund shares	-1.00	2.49	0.99

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions and do not reflect state and local taxes. The 2017 tax rates (23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and tax characteristics of distributions were used to estimate after-tax returns in 2018. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

12

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/18[7]
Company	% of Net Assets	Line of Business
HSBC Holdings plc	2.4%	Banks
GlaxoSmithKline plc ADR	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Novartis AG (Registered)	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Nestle SA (Registered)	1.4	Food, Beverage & Tobacco
Toyota Motor Corp.	1.3	Automobiles & Components
BP plc ADR	1.3	Energy
Daimler AG (Registered)	1.2	Automobiles & Components
Roche Holding AG	1.2	Pharmaceuticals, Biotechnology & Life Sciences
National Australia Bank Ltd.	1.2	Banks
Vodafone Group plc ADR	1.1	Telecommunication Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2018

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets at June 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

∎	Comprehensive
∎	Extensive
∎	Rigorous
∎	Fundamental
∎	Objective
∎	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

∎	Benchmark driven
∎	Sector and size neutral
∎	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

∎	A fully invested, style-consistent portfolio
∎	Broad access to the total U.S. and international equity markets
∎	A consistent goal of seeking to maximize after-tax risk-adjusted returns

14

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and Investor Shares generated cumulative total returns, without sales charges, of 3.44%, 3.11%, 3.65%, 3.38% and 3.61%, respectively. This compares to the 3.22% cumulative total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 0.47% compared to the 1.29% cumulative total return of the Index.

For the period since their inception on April 30, 2018 through June 30, 2018, the Fund’s Class R6 Shares generated a cumulative total return of 2.66% compared to the 3.50% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generally outperformed the Index, with four of our quantitative model’s six investment themes adding to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our quantitative model’s six investment themes — Quality, Momentum, Profitability and Sentiment — contributed positively to relative performance. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.
Our Valuation theme detracted from the Fund’s relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The impact of our Management theme was rather neutral during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

15

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, individual stock positions in the industrials, energy and financials sectors bolstered relative returns. Selection in the consumer discretionary, consumer staples and materials sectors hurt relative performance.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	Relative to the Index, the Fund benefited from overweight positions in independent petroleum refiner Valero Energy, software company Adobe Systems and semiconductor producer Micron Technology. We adopted the overweight in Valero Energy due to our positive views on Valuation and Quality. The overweight in Adobe Systems was based on our positive views on Sentiment and Profitability. Our positive views on Valuation and Sentiment led us to overweight Micron Technology.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by overweight positions compared to the Index in energy company Chevron and aerospace and defense company Lockheed Martin. Fund performance was also hampered by an underweight in financial services firm Mastercard. The overweights in Chevron and Lockheed Martin were based on our positive views on Sentiment and Quality. We chose to underweight Mastercard due to our negative views on Valuation and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made some enhancements to our quantitative model within the U.S. region. Within our Sentiment theme, we introduced two new signals that use options data to gauge sentiment around companies. The first signal looks at high-conviction option purchases to assess how strongly market participants feel about the prospects of a particular stock. The second signal aims to infer the positive or negative sentiment around a stock by looking at put and call options purchased for the particular company. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time. A call option is an option that gives the holder the right, but not the obligation, to buy an underlying asset at an agreed-upon price at any time up to an agreed-upon date.)

We also introduced a new signal within our Momentum theme that helps us create economic links between different companies, potentially giving us insight into price movements of related companies. The signal uses natural language processing techniques to read through various sections in the patent document to form linkages.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, consumer discretionary and real estate sectors. It was underweight compared to the Index in the information technology, telecommunication services, consumer staples, utilities and financials sectors. The Fund was relatively neutral in the energy, industrials and materials sectors at the end of the Reporting Period.

Effective after the close of business on June 29, 2018, the final day of the Reporting Period, the Fund’s non-fundamental policy to invest at least 80% of its net assets in particular assets changed. After that date, the Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments in U.S. issuers.

16

FUND BASICS

U.S. Tax-Managed Equity Fund

as of June 30, 2018

PERFORMANCE REVIEW
Jan	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]
Class A	3.44%	3.22%
Class C	3.11	3.22
Institutional	3.65	3.22
Service	3.38	3.22
Investor	3.61	3.22

April 17, 2018–June 30, 2018
Class P	0.47%	1.29%

April 30, 2018–June 30, 2018
Class R6	2.66%	3.50%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.45%	11.64%	8.88%	5.01%	4/3/00
Class C	12.94	12.08	8.68	4.55	4/3/00
Institutional	15.19	13.36	9.94	5.76	4/3/00
Service	14.64	12.78	9.38	5.23	4/3/00
Investor	15.11	13.19	N/A	15.71	8/31/10
Class P	N/A	N/A	N/A	0.47	4/17/18
Class R6	N/A	N/A	N/A	2.66	4/30/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

17

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.14%
Class C	1.89	1.89
Institutional	0.75	0.75
Service	1.25	1.25
Investor	0.89	0.89
Class P	0.74	0.74
Class R6	0.74	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/18[5]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	8.45%	11.64%	8.88%
Returns after taxes on distributions**	8.32	11.44	8.70
Returns after taxes on distributions*** and sale of Fund shares	4.88	9.25	7.25

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions and do not reflect state and local taxes. The 2017 tax rates (23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and tax characteristics of distributions were used to estimate after-tax returns in 2018. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

18

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/18[6]
Holding	% of Net Assets	Line of Business
Amazon.com, Inc.	2.4%	Retailing
Apple, Inc.	2.3	Technology Hardware & Equipment
Johnson & Johnson	2.1	Pharmaceuticals, Biotechnology & Life Sciences
Microsoft Corp.	2.1	Software & Services
Bank of America Corp.	2.0	Banks
Facebook, Inc. Class A	1.6	Software & Services
Valero Energy Corp.	1.5	Energy
Comcast Corp. Class A	1.4	Media
Adobe Systems, Inc.	1.4	Software & Services
Boeing Co. (The)	1.3	Capital Goods

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated cumulative total returns, without sales charges, of -2.10%, -2.36%, -1.84% and -1.92%, respectively. This compares to the -2.75% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, USD, unhedged) (the “Index”), during the same time period.

For the period since their inception on April 17, 2018 through June 30, 2018, the Fund’s Class P Shares generated a cumulative total return of -3.79% compared to the -3.57% cumulative total return of the Index.

For the period since their inception on April 30, 2018 through June 30, 2018, the Fund’s Class R6 Shares generated a cumulative total return of -2.47% compared to the -3.44% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with three of our quantitative model’s six investment themes contributing positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our quantitative model’s six investment themes added to the Fund’s relative performance. Momentum, Sentiment and Quality contributed positively. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality.

Our Valuation and Profitability themes detracted from the Fund’s relative results. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital.

The impact of our Management theme was rather neutral during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its

20

PORTFOLIO RESULTS

sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, stock selection in the consumer staples, financials and energy sectors added to relative results. Investments in the industrials, materials and real estate sectors detracted from relative performance.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	During the Reporting Period, the Fund benefited most relative to the Index from its overweights in Shiseido, a Japan-based maker of personal care products; Aker BP, a Norwegian oil exploration and development company; and Taiyo Yuden, a Japanese materials and electronics manufacturer. The overweights in Shiseido and Aker BP were based on our positive views on Momentum and Sentiment. Our positive views on Profitability and Quality led us to overweight Taiyo Yuden.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund was hampered by its overweight positions compared to the Index in Air France-KLM, Deutsche Lufthansa and Mitsubishi UFJ Financial Group. The Fund was overweight French-Dutch airline company Air France-KLM because of our positive views on Valuation and Profitability. We chose to overweight German airline company Deutsche Lufthansa due to our positive views on Sentiment and Valuation. The overweight in Japanese financial services company Mitsubishi UFJ Financial Group was the result of our positive views on Valuation and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made some enhancements to our quantitative model within international regions. Within our Momentum theme, we introduced two signals that help us create economic links between different companies, potentially giving us insight into price movements of related companies. The first signal, introduced in the Europe, Japan and emerging markets regions, uses natural language processing techniques to read through various sections in the patent document to form linkages. The second signal, introduced in the Japan region, uses natural language processing techniques to analyze various sections within companies’ annual financial statements.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the energy, consumer discretionary, health care and information technology sectors relative to the Index. It was underweight the telecommunication services, real estate, industrials and financials sectors. The Fund was relatively neutrally weighted in the consumer staples, materials and utilities sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight compared to the Index in Japan, Norway, Spain, Netherlands, Denmark and Hong Kong. Relative to the Index, it was underweight the U.K., France and Switzerland. The Fund was rather neutrally weighted relative to the Index in Italy, Belgium, Australia, New Zealand, Singapore, Portugal, Austria, Israel, Ireland, Finland, Sweden and Germany at the end of the Reporting Period.

Effective after the close of business on June 29, 2018, the final day of the Reporting Period, the Fund’s non-fundamental policy to invest at least 80% of its net assets in particular assets changed. After that date, the Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments in non-U.S. issuers.

21

FUND BASICS

International Tax-Managed Equity Fund

as of June 30, 2018

PERFORMANCE REVIEW
January 1, 2018–June 30, 2018	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]
Class A	-2.10%	-2.75%
Class C	-2.36	-2.75
Institutional	-1.84	-2.75
Investor	-1.92	-2.75

April 17, 2018–June 30, 2018
Class P	-3.79%	-3.57%

April 30, 2018–June 30, 2018
Class R6	-2.47%	-3.44%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.68%	6.60%	2.31%	2.00%	1/31/08
Class C	6.85	7.01	2.12	1.80	1/31/08
Institutional	9.15	8.25	3.31	2.97	1/31/08
Investor	8.90	8.07	N/A	8.26	8/31/10
Class P	N/A	N/A	N/A	-3.79	4/17/18
Class R6	N/A	N/A	N/A	-2.47	4/30/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.35%
Class C	2.04	2.10
Institutional	0.90	0.96
Investor	1.04	1.10
Class P	0.89	0.95
Class R6	0.89	0.95

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER–TAX PERFORMANCE AS OF 6/30/18[5]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	2.68%	6.60%	2.31%
Returns after taxes on distributions**	2.44	6.29	2.03
Returns after taxes on distributions*** and sale of Fund shares	2.00	5.21	1.86

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions and do not reflect state and local taxes. The 2017 tax rates (23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and tax characteristics of distributions were used to estimate after-tax returns in 2018. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

23

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/18[6]
Holding	% of Net Assets	Line of Business
BP plc ADR	1.6%	Energy
AIA Group Ltd.	1.3	Insurance
Allianz SE (Registered)	1.2	Insurance
BASF SE	1.2	Materials
Diageo plc	1.1	Food, Beverage & Tobacco
Shiseido Co. Ltd.	1.1	Household & Personal Products
International Consolidated Airlines Group SA	1.0	Transportation
Eni SpA	0.9	Energy
Sumitomo Mitsui Financial Group, Inc.	0.9	Banks
Kering SA	0.9	Consumer Durables & Apparel

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at June 30, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

FUND BASICS

Index Definitions

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

25

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value

Common Stocks – 100.7%
Automobiles & Components – 1.2%
2,474,100	Ford Motor Co.	$27,388,287
355,800	General Motors Co.	14,018,520

		41,406,807

Banks – 7.0%
1,279,565	Bank of America Corp.	36,070,937
153,000	BB&T Corp.	7,717,320
171,300	Citigroup, Inc.	11,463,396
398,100	FNB Corp.	5,342,502
922,900	Huntington Bancshares, Inc.	13,622,004
490,729	JPMorgan Chase & Co.	51,133,962
1,770,000	New York Community Bancorp, Inc.(a)	19,540,800
371,500	PacWest Bancorp	18,359,530
1,416,900	People’s United Financial, Inc.(a)	25,631,721
36,000	PNC Financial Services Group, Inc. (The)	4,863,600
52,600	TFS Financial Corp.	829,502
695,599	Wells Fargo & Co.	38,564,009

		233,139,283

Capital Goods – 6.7%
115,200	3M Co.	22,662,144
104,799	Boeing Co. (The)	35,161,113
153,100	Caterpillar, Inc.	20,771,077
55,300	Cummins, Inc.	7,354,900
264,799	Eaton Corp. plc	19,791,077
330,900	Emerson Electric Co.	22,878,426
131,300	Fastenal Co.	6,319,469
467,903	General Electric Co.	6,368,160
98,900	Honeywell International, Inc.	14,246,545
270,400	Johnson Controls International plc	9,044,880
99,336	Lockheed Martin Corp.	29,346,834
8,100	MSC Industrial Direct Co., Inc. Class A	687,285
23,900	Raytheon Co.	4,617,002
115,200	United Technologies Corp.	14,403,456
51,500	Watsco, Inc.	9,181,420

		222,833,788

Commercial & Professional Services – 0.5%
95,401	KAR Auction Services, Inc.	5,227,936
223,300	Nielsen Holdings plc	6,906,669
596,303	Pitney Bowes, Inc.	5,110,308

		17,244,913

Consumer Durables & Apparel – 1.1%
108,100	Garmin Ltd.	6,594,100
177,900	Newell Brands, Inc.	4,588,041
152,600	Tapestry, Inc.	7,127,946
184,500	Tupperware Brands Corp.	7,608,780
138,200	VF Corp.	11,266,064

		37,184,931

Consumer Services – 2.7%
207,300	Carnival Corp.	11,880,363
93,700	Darden Restaurants, Inc.	10,031,522

Common Stocks – (continued)
Consumer Services – (continued)
309,801	Extended Stay America, Inc.	6,694,800
15,147	International Game Technology plc	352,016
202,300	Las Vegas Sands Corp.	15,447,628
192,399	McDonald’s Corp.	30,146,999
202,300	Six Flags Entertainment Corp.(b)	14,171,115
10,800	Vail Resorts, Inc.	2,961,252

		91,685,695

Diversified Financials – 3.6%
41,000	Ameriprise Financial, Inc.	5,735,080
154,239	Berkshire Hathaway, Inc. Class B*	28,788,709
743,800	BGC Partners, Inc. Class A	8,419,816
14,700	BlackRock, Inc.	7,335,888
23,700	CME Group, Inc.	3,884,904
24,800	Eaton Vance Corp.	1,294,312
170,800	Federated Investors, Inc. Class B	3,983,056
775,400	Invesco Ltd.	20,594,624
161,600	Janus Henderson Group plc	4,965,968
53,400	Legg Mason, Inc.	1,854,582
3,700	LPL Financial Holdings, Inc.	242,498
203,900	Morgan Stanley	9,664,860
674,400	Navient Corp.	8,787,432
130,800	T. Rowe Price Group, Inc.	15,184,572

		120,736,301

Energy – 7.2%
467,000	Chevron Corp.(c)	59,042,810
130,000	ConocoPhillips	9,050,600
780,200	Exxon Mobil Corp.(a)(c)	64,545,946
62,700	Helmerich & Payne, Inc.	3,997,752
11,100	HollyFrontier Corp.	759,573
507,400	Kinder Morgan, Inc.	8,965,758
78,000	Marathon Petroleum Corp.	5,472,480
5,000	Murphy Oil Corp.	168,850
64,900	Nabors Industries Ltd.	416,009
385,200	Occidental Petroleum Corp.	32,233,536
260,900	ONEOK, Inc.	18,218,647
15,100	PBF Energy, Inc. Class A	633,143
41,900	Phillips 66	4,705,789
25,900	RPC, Inc.(b)	377,363
251,700	Schlumberger Ltd.	16,871,451
72,400	Valero Energy Corp.	8,024,092
249,100	Williams Cos., Inc. (The)	6,753,101

		240,236,900

Food & Staples Retailing – 0.9%
77,500	Sysco Corp.	5,292,475
280,941	Walmart, Inc.	24,062,597

		29,355,072

Food, Beverage & Tobacco – 3.7%
237,659	Altria Group, Inc.	13,496,654
961,000	Coca-Cola Co. (The)(c)	42,149,460
90,800	Flowers Foods, Inc.	1,891,364
396,600	General Mills, Inc.	17,553,516
232,300	Kraft Heinz Co. (The)	14,593,086
117,702	PepsiCo, Inc.	12,814,217
284,000	Philip Morris International, Inc.	22,930,160

		125,428,457

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Services – 5.6%
558,542	Abbott Laboratories	$34,065,477
2,000	ABIOMED, Inc.*	818,100
43,800	Aetna, Inc.	8,037,300
14,600	Align Technology, Inc.*	4,995,244
43,887	Anthem, Inc.	10,446,423
74,700	Becton Dickinson and Co.	17,895,132
148,200	Cardinal Health, Inc.	7,236,606
217,878	CVS Health Corp.	14,020,449
15,200	Intuitive Surgical, Inc.*	7,272,896
371,954	Medtronic plc	31,842,982
210,600	Patterson Cos., Inc.	4,774,302
25,100	Stryker Corp.	4,238,386
164,971	UnitedHealth Group, Inc.(c)	40,473,985

		186,117,282

Household & Personal Products – 1.6%
109,099	Kimberly-Clark Corp.	11,492,489
542,599	Procter & Gamble Co. (The)(c)	42,355,278

		53,847,767

Insurance – 2.5%
162,705	Arthur J Gallagher & Co.	10,621,282
4,700	Erie Indemnity Co. Class A	551,122
88,000	First American Financial Corp.	4,551,360
149,900	FNF Group	5,639,238
228,900	Mercury General Corp.	10,428,684
354,700	MetLife, Inc.	15,464,920
688,301	Old Republic International Corp.	13,704,073
204,300	Principal Financial Group, Inc.	10,817,685
128,600	Prudential Financial, Inc.	12,025,386

		83,803,750

Materials – 2.8%
66,800	Air Products & Chemicals, Inc.	10,402,764
86,400	Domtar Corp.	4,124,736
424,949	DowDuPont, Inc.	28,012,638
29,000	Huntsman Corp.	846,800
275,500	International Paper Co.	14,348,040
169,400	LyondellBasell Industries NV Class A	18,608,590
77,900	Newmont Mining Corp.	2,937,609
66,000	Olin Corp.	1,895,520
42,200	Praxair, Inc.	6,673,930
26,500	Southern Copper Corp.	1,242,055
77,900	WestRock Co.	4,441,858

		93,534,540

Media – 1.3%
120,900	Cinemark Holdings, Inc.	4,241,172
677,616	Comcast Corp. Class A	22,232,581
494,800	Interpublic Group of Cos., Inc. (The)	11,598,112
72,200	Omnicom Group, Inc.	5,506,694

		43,578,559

Pharmaceuticals, Biotechnology & Life Sciences – 8.1%
406,885	AbbVie, Inc.(a)(c)	37,697,895
11,600	ACADIA Pharmaceuticals, Inc.*	177,132
1,300	Agios Pharmaceuticals, Inc.*	109,499

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
9,700	Alnylam Pharmaceuticals, Inc.*	955,353
196,300	Amgen, Inc.	36,235,017
305,700	Bristol-Myers Squibb Co.	16,917,438
199,800	Eli Lilly & Co.	17,048,934
16,800	Exelixis, Inc.*	361,536
264,200	Gilead Sciences, Inc.	18,715,928
23,000	Illumina, Inc.*	6,423,670
5,539	Ionis Pharmaceuticals, Inc.*	230,810
395,900	Johnson & Johnson(c)	48,038,506
517,150	Merck & Co., Inc.	31,391,005
900	Neurocrine Biosciences, Inc.*	88,416
1,561,499	Pfizer, Inc.(c)	56,651,184
4,824	TESARO, Inc.*	214,523

		271,256,846

Real Estate Investment Trusts – 2.6%
126,300	American Tower Corp.	18,208,671
13,800	CoreSite Realty Corp.	1,529,316
147,400	Crown Castle International Corp.	15,892,668
60,300	CyrusOne, Inc.	3,519,108
3,000	DCT Industrial Trust, Inc.	200,190
68,200	Digital Realty Trust, Inc.	7,609,756
32,300	Equinix, Inc.	13,885,447
32,100	Equity LifeStyle Properties, Inc.	2,949,990
140,500	Prologis, Inc.	9,229,445
66,000	SBA Communications Corp.*	10,897,920
40,900	Sun Communities, Inc.	4,003,292

		87,925,803

Retailing – 6.4%
59,221	Amazon.com, Inc.*(c)	100,663,856
2,100	Booking Holdings, Inc.*	4,256,889
246,900	GameStop Corp. Class A(b)	3,597,333
119,500	Gap, Inc. (The)	3,870,605
39,100	Genuine Parts Co.	3,588,989
164,975	Home Depot, Inc. (The)	32,186,622
409,500	L Brands, Inc.	15,102,360
414,300	Macy’s, Inc.	15,507,249
74,590	Netflix, Inc.*	29,196,764
79,800	Target Corp.	6,074,376
3,000	Williams-Sonoma, Inc.	184,140

		214,229,183

Semiconductors & Semiconductor Equipment – 5.0%
118,500	Applied Materials, Inc.	5,473,515
108,191	Broadcom, Inc.	26,251,464
379,100	Cypress Semiconductor Corp.	5,906,378
637,600	Intel Corp.	31,695,096
209,800	Maxim Integrated Products, Inc.	12,306,868
114,100	Micron Technology, Inc.*	5,983,404
90,825	NVIDIA Corp.	21,516,442
387,300	QUALCOMM, Inc.	21,735,276
341,850	Texas Instruments, Inc.(c)	37,688,963

		168,557,406

Software & Services – 15.2%
126,200	Accenture plc Class A	20,645,058

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
148,585	Activision Blizzard, Inc.	$11,340,007
56,900	Adobe Systems, Inc.*	13,872,789
40,603	Alphabet, Inc. Class A*	45,848,502
41,182	Alphabet, Inc. Class C*	45,944,698
57,600	Autodesk, Inc.*	7,550,784
130,400	Automatic Data Processing, Inc.	17,491,856
332,001	CA, Inc.	11,835,836
352,342	Facebook, Inc. Class A*(c)	68,467,097
2,200	GoDaddy, Inc. Class A*	155,320
169,900	International Business Machines Corp.	23,735,030
4,001	Leidos Holdings, Inc.	236,059
13,000	LogMeIn, Inc.	1,342,250
43,800	Mastercard, Inc. Class A	8,607,576
9,400	Match Group, Inc.*(b)	364,156
2,778	MercadoLibre, Inc.	830,428
1,230,350	Microsoft Corp.(a)(c)	121,324,813
476,377	Oracle Corp.	20,989,171
445,700	Paychex, Inc.	30,463,595
97,800	PayPal Holdings, Inc.*	8,143,806
32,100	Sabre Corp.	790,944
78,512	salesforce.com, Inc.*	10,709,037
5,762	ServiceNow, Inc.*	993,772
2,800	Twitter, Inc.*	122,276
169,767	Visa, Inc. Class A	22,485,639
645,600	Western Union Co. (The)	13,125,048
7,000	Workday, Inc. Class A*	847,840
4,300	Yandex NV Class A*	154,370

		508,417,757

Technology Hardware & Equipment – 6.2%
706,988	Apple, Inc. (c)	130,870,549
1,059,548	Cisco Systems, Inc.(c)	45,592,350
355,700	HP, Inc.	8,070,833
16,500	National Instruments Corp.	692,670
52,500	NetApp, Inc.	4,122,825
151,200	Seagate Technology plc	8,538,264
71,600	Western Digital Corp.	5,542,556
147,400	Xerox Corp.	3,537,600

		206,967,647

Telecommunication Services – 2.8%
1,608,028	AT&T, Inc.(c)	51,633,779
831,400	Verizon Communications, Inc.(a)	41,827,734

		93,461,513

Transportation – 2.2%
10,400	Copa Holdings SA Class A	984,048
115,000	CSX Corp.	7,334,700
112,400	Delta Air Lines, Inc.	5,568,296
43,300	Norfolk Southern Corp.	6,532,671
135,200	Union Pacific Corp.	19,155,136
328,300	United Parcel Service, Inc. Class B	34,875,309

		74,450,160

Utilities – 3.8%
473,700	Dominion Energy, Inc.	32,296,866
328,200	Duke Energy Corp.	25,954,056

Common Stocks – (continued)
Utilities – (continued)
58,700	Entergy Corp.	4,742,373
997,800	PPL Corp.	28,487,190
124,100	SCANA Corp.	4,780,332
703,501	Southern Co. (The)	32,579,131

		128,839,948

TOTAL COMMON STOCKS
(Cost $2,886,924,022)		$3,374,240,308

Shares	Distribution Rate	Value
Investment Company(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,385,176	1.869%	$2,385,176
(Cost $2,385,176)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,889,309,198)		$3,376,625,484

Securities Lending Reinvestment Vehicle(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,224,875	1.869%	$4,224,875
(Cost $4,224,875)

TOTAL INVESTMENTS – 100.9%
(Cost $2,893,534,073)		$3,380,850,359

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(30,054,306)

NET ASSETS – 100.0%		$3,350,796,053

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	All or a portion of security is segregated as collateral for call options written.
(d)	Represents an Affiliated Issuer.

Currency Abbreviation:
USD	—United States Dollar

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 E-Mini Index	(133)	09/21/2018	$(18,098,640)	$405,078

WRITTEN OPTIONS CONTRACTS — At June 30, 2018, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Calls
S&P 500 Index	Morgan Stanley Co., Inc.	2,690.00 USD	07/31/2018	1,670	$(453,967,790)	$(11,823,600)	$(8,897,760)	$(2,925,840)
		2,730.00 USD	08/31/2018	1,630	(443,094,310)	(8,557,500)	(8,961,740)	404,240
		2,765.00 USD	09/28/2018	1,628	(442,550,636)	(7,570,200)	(7,566,944)	(3,256)
Total written options contracts				4,928		$(27,951,300)	$(25,426,444)	$(2,524,856)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value

Common Stocks – 96.5%
Australia – 8.6%
815,843	Alumina Ltd. (Materials)	$1,688,294
84,591	AMP Ltd. (Diversified Financials)	222,491
80,307	APA Group (Utilities)	585,071
147,649	Aurizon Holdings Ltd. (Transportation)	472,173
51,256	Australia & New Zealand Banking Group Ltd. (Banks)	1,072,767
281,159	Bank of Queensland Ltd. (Banks)	2,116,948
68,467	Bendigo & Adelaide Bank Ltd. (Banks)	548,500
89,208	BHP Billiton Ltd. (Materials)	2,232,164
55,970	BHP Billiton plc (Materials)	1,256,103
132,882	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	903,817
37,066	Commonwealth Bank of Australia (Banks)	1,999,065
88,682	Fortescue Metals Group Ltd. (Materials)	287,948
468,100	Harvey Norman Holdings Ltd. (Retailing)	1,149,993
295,544	Insurance Australia Group Ltd. (Insurance)	1,864,499
225,602	National Australia Bank Ltd. (Banks)	4,580,761
11,241	Rio Tinto Ltd. (Materials)	694,529
11,619	Rio Tinto plc (Materials)	640,422
35,860	Rio Tinto plc ADR (Materials)(a)	1,989,513
2,307	Sonic Healthcare Ltd. (Health Care Equipment & Services)	41,849
101,296	South32 Ltd. (Materials)	270,493
138,474	Suncorp Group Ltd. (Insurance)	1,493,373
954	Sydney Airport (Transportation)	5,050
350,980	Tabcorp Holdings Ltd. (Consumer Services)	1,157,041
922,068	Telstra Corp. Ltd. (Telecommunication Services)	1,783,409
146,536	Transurban Group (Transportation)	1,297,622
99,411	Wesfarmers Ltd. (Food & Staples Retailing)	3,627,140
14,560	Westpac Banking Corp. (Banks)	316,199
263	Woodside Petroleum Ltd. (Energy)	6,892

		34,304,126

Austria – 0.1%
2,273	OMV AG (Energy)	128,556
2,800	voestalpine AG (Materials)(a)	128,752

		257,308

Belgium – 1.9%
8,442	Ageas (Insurance)	424,997
35,048	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)(a)	3,535,116
32,190	KBC Group NV (Banks)	2,472,195
46,481	Proximus SADP (Telecommunication Services)	1,045,456
212	Solvay SA (Materials)(a)	26,699

		7,504,463

Denmark – 1.5%
17,829	Coloplast A/S Class B (Health Care Equipment & Services)	1,780,089

Common Stocks – (continued)
Denmark – (continued)
52,406	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,420,663
67,814	Tryg A/S (Insurance)	1,588,095

		5,788,847

Finland – 2.0%
62,269	Fortum OYJ (Utilities)	1,483,193
23,393	Kone OYJ Class B (Capital Goods)(a)	1,189,429
12,595	Metso OYJ (Capital Goods)	420,108
165,527	Nokia OYJ (Technology Hardware & Equipment)	949,443
13,400	Nokian Renkaat OYJ (Automobiles & Components)	527,665
24,794	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	666,835
34,811	Sampo OYJ Class A (Insurance)(a)	1,695,320
12,922	Stora Enso OYJ Class R (Materials)	251,746
22,129	UPM-Kymmene OYJ (Materials)	787,905

		7,971,644

France – 8.9%
15,140	Accor SA (Consumer Services)(a)	741,496
156	Aeroports de Paris (Transportation)	35,239
7,025	Air Liquide SA (Materials)	880,550
12,766	Airbus SE (Capital Goods)	1,489,726
31,802	AXA SA (Insurance)	777,043
24,706	BNP Paribas SA (Banks)(a)	1,528,238
36,142	Bouygues SA (Capital Goods)(a)	1,552,950
8,909	Capgemini SE (Software & Services)(a)	1,193,894
39,682	Casino Guichard Perrachon SA (Food & Staples Retailing)(a)(b)	1,535,723
36,180	Credit Agricole SA (Banks)	480,200
10,779	Danone SA (Food, Beverage & Tobacco)	787,002
16,638	Edenred (Commercial & Professional Services)	525,540
71,283	Electricite de France SA (Utilities)	978,135
237,980	Engie SA (Utilities)(a)	3,640,262
9,925	Eutelsat Communications SA (Media)	205,400
1,685	Kering SA (Consumer Durables & Apparel)(a)	949,160
2,358	Klepierre SA (REIT)(a)	88,598
24,354	Lagardere SCA (Media)	641,686
746	L’Oreal SA (Household & Personal Products)(a)	183,909
9,353	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(a)	3,105,373
167,707	Natixis SA (Diversified Financials)	1,186,620
5,546	Orange SA (Telecommunication Services)	92,575
8,050	Renault SA (Automobiles & Components)	682,008
71,573	Rexel SA (Capital Goods)	1,027,439
35,412	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,842,150
50,850	Schneider Electric SE (Capital Goods)(a)	4,229,030

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
22,267	Societe Generale SA (Banks)(a)	$935,880
12,100	Suez (Utilities)	156,526
43,204	TOTAL SA (Energy)(a)	2,623,596
1,055	Unibail-Rodamco-Westfield (REIT)(a)	232,103

		35,328,051

Germany – 7.6%
17,594	Allianz SE (Registered) (Insurance)(a)	3,625,327
5,186	Axel Springer SE (Media)	374,767
33,020	BASF SE (Materials)(a)	3,152,372
17,394	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,910,272
13,810	Bayerische Motoren Werke AG (Automobiles & Components)	1,248,320
15,417	Bayerische Motoren Werke AG (Preference) (Automobiles & Components)(a)(c)	1,226,391
76,468	Daimler AG (Registered) (Automobiles & Components)(a)	4,898,319
3,471	Deutsche Boerse AG (Diversified Financials)	461,484
44,018	Deutsche Post AG (Registered) (Transportation)(a)	1,430,161
15,811	Evonik Industries AG (Materials)(a)	540,953
12,634	FUCHS PETROLUB SE (Preference) (Materials)(c)	621,674
10,954	HUGO BOSS AG (Consumer Durables & Apparel)(a)	993,408
2,666	Linde AG (Materials)	633,385
1,994	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)(a)	419,224
41,092	ProSiebenSat.1 Media SE (Media)(a)	1,039,895
139	Puma SE (Consumer Durables & Apparel)	81,205
16,581	SAP SE (Software & Services)(a)	1,913,742
18,669	Siemens AG (Registered) (Capital Goods)(a)	2,459,750
3,862	Symrise AG (Materials)(a)	337,826
408,994	Telefonica Deutschland Holding AG (Telecommunication Services)	1,608,966
5,335	TUI AG (Consumer Services)	116,687
6,303	United Internet AG (Registered) (Software & Services)(a)	359,850
1,037	Volkswagen AG (Preference) (Automobiles & Components)(c)	171,323
8,788	Vonovia SE (Real Estate)(a)	417,688

		30,042,989

Hong Kong – 3.1%
138,600	AIA Group Ltd. (Insurance)	1,207,402
24,600	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	310,047
49,408	CK Asset Holdings Ltd. (Real Estate)	391,129
9,000	CK Infrastructure Holdings Ltd. (Utilities)	66,625

Common Stocks – (continued)
Hong Kong – (continued)
59,000	Galaxy Entertainment Group Ltd. (Consumer Services)	454,799
111,000	Hang Lung Properties Ltd. (Real Estate)	228,002
32,500	Hang Seng Bank Ltd. (Banks)	811,537
12,100	Henderson Land Development Co. Ltd. (Real Estate)	63,807
674,792	Hong Kong & China Gas Co. Ltd. (Utilities)	1,289,888
46,300	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,385,645
59,600	Hongkong Land Holdings Ltd. (Real Estate)	426,076
27,000	Hysan Development Co. Ltd. (Real Estate)	150,700
82,014	I-CABLE Communications Ltd. (Media)*	1,280
8,100	Jardine Matheson Holdings Ltd. (Capital Goods)	510,407
5,300	Jardine Strategic Holdings Ltd. (Capital Goods)	193,071
316,000	Link REIT (REIT)	2,881,727
67,500	MTR Corp. Ltd. (Transportation)	372,846
135,262	Sino Land Co. Ltd. (Real Estate)	219,797
34,000	Sun Hung Kai Properties Ltd. (Real Estate)	512,242
58,200	Swire Properties Ltd. (Real Estate)	214,640
24,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	133,293
16,000	Wharf Holdings Ltd. (The) (Real Estate)	51,237
83,000	Wharf Real Estate Investment Co. Ltd. (Real Estate)	589,363

		12,465,560

Ireland – 0.2%
24,569	CRH plc (Materials)(a)	864,198

Israel – 0.3%
562,979	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	634,477
63,751	Israel Chemicals Ltd. (Materials)	292,082
14,757	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	358,890

		1,285,449

Italy – 1.8%
41,324	Assicurazioni Generali SpA (Insurance)	690,854
54,886	Atlantia SpA (Transportation)(a)	1,618,161
121,624	Eni SpA (Energy)(a)	2,255,076
351,387	Intesa Sanpaolo SpA RNC (Banks)	1,061,715
322,192	Intesa Sanpaolo SpA (Banks)	932,189
49,946	Snam SpA (Energy)	208,146
158,777	UnipolSai Assicurazioni SpA (Insurance)(d)	350,157

		7,116,298

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – 22.7%
2,400	ABC-Mart, Inc. (Retailing)	$131,178
13,000	AEON Financial Service Co. Ltd. (Diversified Financials)	277,082
19,100	Alfresa Holdings Corp. (Health Care Equipment & Services)	448,512
3,500	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	89,888
20,900	Aozora Bank Ltd. (Banks)	793,189
26,200	Asahi Glass Co. Ltd. (Capital Goods)	1,019,076
41,000	Asahi Kasei Corp. (Materials)	519,939
7,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	117,183
1,600	Benesse Holdings, Inc. (Consumer Services)	56,740
53,100	Bridgestone Corp. (Automobiles & Components)	2,074,238
119,600	Canon, Inc. (Technology Hardware & Equipment)	3,921,869
18,200	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	295,587
12,100	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	633,563
31,100	Chugoku Electric Power Co., Inc. (The) (Utilities)	401,753
39,200	Daicel Corp. (Materials)	433,037
9,700	Dai-ichi Life Holdings, Inc. (Insurance)	172,637
2,800	Daikin Industries Ltd. (Capital Goods)	334,637
6,600	Daito Trust Construction Co. Ltd. (Real Estate)	1,073,646
22,200	Daiwa House Industry Co. Ltd. (Real Estate)	755,285
236,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,367,825
2,900	Denso Corp. (Automobiles & Components)	141,503
2,100	Dentsu, Inc. (Media)	99,410
1,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	255,365
14,700	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,034,734
9,500	FANUC Corp. (Capital Goods)	1,883,012
900	Fast Retailing Co. Ltd. (Retailing)	412,502
13,000	Fuji Electric Co. Ltd. (Capital Goods)	98,750
5,200	Hamamatsu Photonics KK (Technology Hardware & Equipment)	223,223
1,300	Hikari Tsushin, Inc. (Retailing)	228,149
48,300	Hino Motors Ltd. (Capital Goods)	515,036
1,916	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	236,960
6,000	Hitachi Chemical Co. Ltd. (Materials)	120,790
93,000	Hitachi Ltd. (Technology Hardware & Equipment)	655,183
2,900	Hitachi Metals Ltd. (Materials)	30,069
34,500	Honda Motor Co. Ltd. (Automobiles & Components)	1,011,574
12,900	Hulic Co. Ltd. (Real Estate)	137,683

Common Stocks – (continued)
Japan – (continued)
8,300	Idemitsu Kosan Co. Ltd. (Energy)	295,161
2,300	IHI Corp. (Capital Goods)	80,003
11,800	Isuzu Motors Ltd. (Automobiles & Components)	156,435
126,000	ITOCHU Corp. (Capital Goods)	2,278,815
5,600	Japan Airlines Co. Ltd. (Transportation)	198,414
34,300	Japan Exchange Group, Inc. (Diversified Financials)	636,201
57,000	Japan Post Holdings Co. Ltd. (Insurance)	623,795
41,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,159,776
20,900	JFE Holdings, Inc. (Materials)	394,753
6,400	JSR Corp. (Materials)	108,763
128,600	JXTG Holdings, Inc. (Energy)	892,198
9,300	Kakaku.com, Inc. (Software & Services)	209,417
50,000	Kaneka Corp. (Materials)	447,784
19,300	Kao Corp. (Household & Personal Products)	1,471,076
9,100	Kawasaki Heavy Industries Ltd. (Capital Goods)	267,637
29,600	KDDI Corp. (Telecommunication Services)	809,409
200	Keyence Corp. (Technology Hardware & Equipment)	112,803
8,000	Kikkoman Corp. (Food, Beverage & Tobacco)	403,909
8,000	Kintetsu Group Holdings Co. Ltd. (Transportation)	326,203
45,500	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,219,623
43,600	Komatsu Ltd. (Capital Goods)	1,241,230
23,600	Konica Minolta, Inc. (Technology Hardware & Equipment)	218,874
5,800	Kose Corp. (Household & Personal Products)	1,247,548
8,000	Kubota Corp. (Capital Goods)	125,559
7,300	Kyushu Railway Co. (Transportation)	223,201
7,700	Lawson, Inc. (Food & Staples Retailing)	480,881
36,600	LIXIL Group Corp. (Capital Goods)	731,469
3,900	M3, Inc. (Health Care Equipment & Services)	155,096
6,000	Makita Corp. (Capital Goods)	268,398
179,100	Marubeni Corp. (Capital Goods)	1,363,558
16,100	Marui Group Co. Ltd. (Retailing)	338,665
800	Maruichi Steel Tube Ltd. (Materials)	27,111
2,800	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	236,472
10,300	Mitsubishi Chemical Holdings Corp. (Materials)	86,013
20,900	Mitsubishi Corp. (Capital Goods)	579,538
23,400	Mitsubishi Electric Corp. (Capital Goods)	310,469
400	Mitsubishi Heavy Industries Ltd. (Capital Goods)	14,541
2,700	Mitsubishi Materials Corp. (Materials)	74,075
21,200	Mitsubishi Motors Corp. (Automobiles & Components)	168,992

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
243,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	$1,377,700
3,500	Mixi, Inc. (Software & Services)	88,483
794,100	Mizuho Financial Group, Inc. (Banks)	1,337,650
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	425,503
9,000	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,510,888
4,500	Nabtesco Corp. (Capital Goods)	138,262
3,900	NEC Corp. (Technology Hardware & Equipment)	106,875
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	289,973
6,900	Nidec Corp. (Capital Goods)	1,032,169
1,900	Nintendo Co. Ltd. (Software & Services)	620,215
8,300	Nippon Express Co. Ltd. (Transportation)	601,439
2,400	Nippon Paint Holdings Co. Ltd. (Materials)	103,212
655	Nippon Prologis REIT, Inc. (REIT)	1,359,394
4,401	Nippon Steel & Sumitomo Metal Corp. (Materials)	86,291
9,800	Nippon Yusen KK (Transportation)	194,155
72,300	Nissan Motor Co. Ltd. (Automobiles & Components)	703,493
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	245,794
7,100	Nitto Denko Corp. (Materials)	536,032
9,600	Nomura Holdings, Inc. (Diversified Financials)	46,455
3,500	Nomura Real Estate Holdings, Inc. (Real Estate)	77,493
9,900	Nomura Research Institute Ltd. (Software & Services)	478,975
32,300	NSK Ltd. (Capital Goods)	332,459
62,300	NTT DOCOMO, Inc. (Telecommunication Services)	1,587,552
4,200	Obic Co. Ltd. (Software & Services)	346,990
19,000	Odakyu Electric Railway Co. Ltd. (Transportation)	407,473
2,300	Omron Corp. (Technology Hardware & Equipment)	107,143
3,400	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	79,597
5,400	Otsuka Corp. (Software & Services)	211,396
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	164,467
55,400	Panasonic Corp. (Consumer Durables & Apparel)	747,037
10,500	Park24 Co. Ltd. (Commercial & Professional Services)	285,553
15,900	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	439,137
49,100	Resona Holdings, Inc. (Banks)	261,692

Common Stocks – (continued)
Japan – (continued)
14,900	Ricoh Co. Ltd. (Technology Hardware & Equipment)	136,450
1,000	Ryohin Keikaku Co. Ltd. (Retailing)	351,323
24,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	958,068
22,600	SBI Holdings, Inc. (Diversified Financials)	579,471
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	225,924
33,700	Seiko Epson Corp. (Technology Hardware & Equipment)	585,080
87,700	Sekisui House Ltd. (Consumer Durables & Apparel)	1,550,044
101,100	Seven Bank Ltd. (Banks)	308,718
3,300	Sharp Corp. (Consumer Durables & Apparel)(d)	80,265
7,000	Shimadzu Corp. (Technology Hardware & Equipment)	211,197
9,400	Shin-Etsu Chemical Co. Ltd. (Materials)	835,363
45,700	Showa Shell Sekiyu KK (Energy)	680,880
8,900	SoftBank Group Corp. (Telecommunication Services)	635,533
3,800	Sompo Holdings, Inc. (Insurance)	153,330
14,900	Sony Corp. (Consumer Durables & Apparel)	763,094
3,900	Start Today Co. Ltd. (Retailing)	141,104
45,100	Subaru Corp. (Automobiles & Components)	1,311,734
59,000	Sumitomo Chemical Co. Ltd. (Materials)	333,682
129,600	Sumitomo Corp. (Capital Goods)	2,125,418
5,500	Sumitomo Metal Mining Co. Ltd. (Materials)	209,917
60,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,367,664
28,100	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,108,647
9,700	Sysmex Corp. (Health Care Equipment & Services)	903,794
50,900	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,141,266
1,000	TDK Corp. (Technology Hardware & Equipment)	101,823
52,900	Tohoku Electric Power Co., Inc. (Utilities)	646,339
22,300	Tokio Marine Holdings, Inc. (Insurance)	1,043,266
10,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,853,856
14,600	Tokyo Gas Co. Ltd. (Utilities)	387,663
17,700	Tokyu Fudosan Holdings Corp. (Real Estate)	124,855
4,600	TOTO Ltd. (Capital Goods)	212,914
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	96,177
81,220	Toyota Motor Corp. (Automobiles & Components)	5,252,415

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
18,400	Trend Micro, Inc. (Software & Services)	$1,047,459
61,200	USS Co. Ltd. (Retailing)	1,163,569
3,300	Yamaha Corp. (Consumer Durables & Apparel)	171,262
22,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	567,344
8,200	Yamato Holdings Co. Ltd. (Transportation)	241,348
2,800	Yaskawa Electric Corp. (Technology Hardware & Equipment)	98,602

		90,022,477

Luxembourg – 0.9%
19,039	RTL Group SA (Media)(a)	1,290,217
97,539	SES SA FDR (Media)	1,782,985
21,970	Tenaris SA (Energy)	400,953

		3,474,155

Macau – 0.4%
88,000	MGM China Holdings Ltd. (Consumer Services)	203,477
155,600	Sands China Ltd. (Consumer Services)	829,564
141,200	Wynn Macau Ltd. (Consumer Services)	452,496

		1,485,537

Mexico – 0.0%
5,858	Fresnillo plc (Materials)	88,278

Netherlands – 3.7%
138,188	Aegon NV (Insurance)	825,067
1,262	Akzo Nobel NV (Materials)	107,639
3,575	ASML Holding NV (Semiconductors & Semiconductor Equipment)	707,438
13,217	Boskalis Westminster (Capital Goods)(a)	384,079
126,193	ING Groep NV (Banks)	1,811,440
7,242	Koninklijke DSM NV (Materials)	724,483
27,544	Koninklijke Philips NV (Health Care Equipment & Services)	1,166,983
15,851	NN Group NV (Insurance)	642,860
3,902	Randstad NV (Commercial & Professional Services)	229,029
140,875	Royal Dutch Shell plc Class A (Energy)(a)	4,885,129
91,973	Royal Dutch Shell plc Class B (Energy)(a)	3,293,829

		14,777,976

New Zealand – 0.5%
36,121	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	363,993
249,625	Mercury NZ Ltd. (Utilities)	569,239
317,017	Meridian Energy Ltd. (Utilities)	669,623
205,437	Spark New Zealand Ltd. (Telecommunication Services)	518,473

		2,121,328

Common Stocks – (continued)
Norway – 0.9%
1,789	Equinor ASA (Energy)	47,306
29,116	Gjensidige Forsikring ASA (Insurance)	476,673
151,646	Marine Harvest ASA (Food, Beverage & Tobacco)	3,015,160

		3,539,139

Portugal – 0.5%
231,782	EDP - Energias de Portugal SA (Utilities)	918,671
43,737	Galp Energia SGPS SA (Energy)	832,037
27,474	Jeronimo Martins SGPS SA (Food & Staples Retailing)	395,749

		2,146,457

Singapore – 1.1%
39,300	City Developments Ltd. (Real Estate)	314,790
48,200	ComfortDelGro Corp. Ltd. (Transportation)	82,951
69,700	DBS Group Holdings Ltd. (Banks)	1,355,458
67,300	Keppel Corp. Ltd. (Capital Goods)	352,059
142,700	SATS Ltd. (Transportation)	522,702
61,800	Singapore Exchange Ltd. (Diversified Financials)	324,753
265,000	Singapore Technologies Engineering Ltd. (Capital Goods)	638,765
130,900	Singapore Telecommunications Ltd. (Telecommunication Services)	295,546
19,600	United Overseas Bank Ltd. (Banks)	384,135

		4,271,159

South Africa – 0.1%
27,116	Anglo American plc (Materials)	602,000

Spain – 2.7%
3,306	ACS Actividades de Construccion y Servicios SA (Capital Goods)(a)	133,384
12,460	Amadeus IT Group SA (Software & Services)	979,760
164,786	Banco Santander SA (Banks)	880,694
45,086	Enagas SA (Energy)	1,314,990
74,270	Endesa SA (Utilities)	1,633,316
171,348	Ferrovial SA (Capital Goods)(a)	3,506,227
7,157	Iberdrola SA (Utilities)	55,193
20,474	Mapfre SA (Insurance)	61,540
250,866	Telefonica SA (Telecommunication Services)(a)	2,129,209

		10,694,313

Sweden – 3.5%
7,078	Atlas Copco AB Class B (Capital Goods)	184,395
7,078	Epiroc AB Class B (Capital Goods)*	64,800
122,116	Hennes & Mauritz AB Class B (Retailing)(d)	1,817,703
14,423	Lundin Petroleum AB (Energy)	457,787
326,929	Nordea Bank AB (Banks)	3,136,096
219,763	Skandinaviska Enskilda Banken AB Class A (Banks)	2,079,920

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
42,556	Skanska AB Class B (Capital Goods)	$770,294
156,736	Swedbank AB Class A (Banks)	3,339,455
69,362	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	534,379
334,966	Telia Co. AB (Telecommunication Services)	1,526,738

		13,911,567

Switzerland – 8.6%
50,153	ABB Ltd. (Registered) (Capital Goods)	1,094,034
70,918	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,060,442
2,590	EMS-Chemie Holding AG (Registered) (Materials)	1,657,103
1,736	Geberit AG (Registered) (Capital Goods)	743,293
920	Givaudan SA (Registered) (Materials)	2,083,632
259,708	Glencore plc (Materials)*	1,233,039
8,736	Kuehne + Nagel International AG (Registered) (Transportation)	1,311,461
32,192	LafargeHolcim Ltd. (Registered) (Materials)*	1,565,249
72,389	Nestle SA (Registered) (Food, Beverage & Tobacco)	5,610,209
75,574	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,724,802
22,045	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,890,863
397	SGS SA (Registered) (Commercial & Professional Services)	1,054,906
134,312	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)(a)	2,982,170
42,727	UBS Group AG (Registered) (Diversified Financials)*	655,020
8,140	Zurich Insurance Group AG (Insurance)*	2,407,243

		34,073,466

United Kingdom – 14.9%
71,202	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,499,902
250,164	BAE Systems plc (Capital Goods)	2,128,217
23,173	Berkeley Group Holdings plc (Consumer Durables & Apparel)(a)	1,154,317
113,620	BP plc ADR (Energy)(a)	5,187,889
52,689	British American Tobacco plc (Food, Beverage & Tobacco)(a)	2,654,123
24,262	British Land Co. plc (The) (REIT)	214,646
326,670	Centrica plc (Utilities)	678,291
15,616	Compass Group plc (Consumer Services)	332,865
13,945	Diageo plc (Food, Beverage & Tobacco)	500,987
50,835	easyJet plc (Transportation)	1,118,364
130,365	G4S plc (Commercial & Professional Services)	459,201

Common Stocks – (continued)
United Kingdom – (continued)
166,227	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	6,700,610
1,024,775	HSBC Holdings plc (Banks)(a)	9,575,857
53,139	Imperial Brands plc (Food, Beverage & Tobacco)(a)	1,973,482
118,879	J Sainsbury plc (Food & Staples Retailing)	503,069
23,385	Land Securities Group plc (REIT)	294,612
851,733	Legal & General Group plc (Insurance)(a)	2,979,224
170,571	Marks & Spencer Group plc (Retailing)	662,578
1,017	Next plc (Retailing)(a)	80,952
64,533	Persimmon plc (Consumer Durables & Apparel)	2,149,574
1,916	Reckitt Benckiser Group plc (Household & Personal Products)(a)	157,428
27,421	Royal Mail plc (Transportation)	182,430
97,066	Segro plc (REIT)	854,846
148,324	SSE plc (Utilities)(a)	2,647,665
255,640	Standard Life Aberdeen plc (Diversified Financials)	1,094,698
67,101	Unilever NV CVA (Household & Personal Products)(a)	3,738,665
68,644	Unilever plc ADR (Household & Personal Products)(a)	3,794,640
182,507	Vodafone Group plc ADR (Telecommunication Services)(a)(b)	4,436,745
61,537	Wm Morrison Supermarkets plc (Food & Staples Retailing)	204,118

		58,959,995

TOTAL COMMON STOCKS
(Cost $385,030,369)		$383,096,780

Units	Description	Expiration Month	Value
Rights* – 0.0%
Italy – 0.0%
673,579	Intesa Sanpaolo SpA (Banks)	07/2018	$—

Spain – 0.0%
3,306	ACS Actividades de Construccion y Servicios SA (Capital Goods)(a)	08/2018	3,405

TOTAL RIGHTS
(Cost $3,446)			$3,405

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,271	1.869%	$2,271
(Cost $2,271)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $385,036,086)		$383,102,456

Securities Lending Reinvestment Vehicle(e) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,293,350	1.869%	$2,293,350
(Cost $2,293,350)

TOTAL INVESTMENTS – 97.1%
(Cost $387,329,436)		$385,395,806

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		11,524,266

NET ASSETS – 100.0%		$396,920,072

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(d)	All or a portion of security is on loan.
(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	75	09/21/2018	$2,970,007	$(73,410)
FTSE 100 Index	14	09/21/2018	1,404,491	(11,903)
Hang Seng Index	1	07/30/2018	183,071	(970)
MSCI Singapore Index	3	07/30/2018	80,587	261
SPI 200 Index	5	09/20/2018	568,728	9,522
TOPIX Index	8	09/13/2018	1,250,418	(30,030)
Total Futures Contracts				$(106,530)

WRITTEN OPTIONS CONTRACTS — At June 30, 2018, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Calls
EURO STOXX 50 Index	Morgan Stanley Co., Inc.	3,550.00 EUR	09/21/2018	2,006	$(68,115,736)	$(625,476)	$(1,618,141)	$992,665
FTSE 100 Index		7,750.00 GBP	09/21/2018	315	(70,259,207)	(440,664)	(489,362)	48,698
Nikkei 225 Index		23,000.00 JPY	09/14/2018	214	(1,634,303,020)	(589,532)	(988,244)	398,712
Total written options contracts				2,535		$(1,655,672)	$(3,095,747)	$1,440,075

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%
Automobiles & Components – 1.9%
54,279	BorgWarner, Inc.	$2,342,682
2,037	Cooper-Standard Holdings, Inc.*	266,175
49,403	Dana, Inc.	997,446
473,260	General Motors Co.	18,646,444
21,887	Gentex Corp.	503,839
43,558	Lear Corp.	8,093,512

		30,850,098

Banks – 6.5%
1,111,287	Bank of America Corp.	31,327,181
38,634	CenterState Bank Corp.	1,152,066
19,853	Central Pacific Financial Corp.	568,788
468,112	Citizens Financial Group, Inc.	18,209,557
4,032	Comerica, Inc.	366,589
11,376	FCB Financial Holdings, Inc. Class A*	668,909
160,029	Fifth Third Bancorp	4,592,832
4,234	First Citizens BancShares, Inc. Class A	1,707,572
5,560	Hilltop Holdings, Inc.	122,709
3,914	International Bancshares Corp.	167,519
133,010	JPMorgan Chase & Co.	13,859,642
208,520	KeyCorp	4,074,481
40,818	PacWest Bancorp	2,017,226
64,124	PNC Financial Services Group, Inc. (The)	8,663,152
66,097	Radian Group, Inc.	1,072,093
12,308	SVB Financial Group*	3,554,058
18,859	Synovus Financial Corp.	996,321
69,288	TCF Financial Corp.	1,705,871
34,664	United Community Banks, Inc.	1,063,145
5,562	US Bancorp	278,211
8,492	Walker & Dunlop, Inc.	472,580
93,817	Wells Fargo & Co.	5,201,215
27,054	Western Alliance Bancorp*	1,531,527

		103,373,244

Capital Goods – 5.4%
60,348	Acuity Brands, Inc.	6,992,523
11,665	AECOM*	385,295
14,958	Allison Transmission Holdings, Inc.	605,649
9,879	Applied Industrial Technologies, Inc.	693,012
62,260	Boeing Co. (The)	20,888,853
14,204	Caterpillar, Inc.	1,927,057
11,432	Eaton Corp. plc	854,428
5,310	EMCOR Group, Inc.	404,516
50,265	Esterline Technologies Corp.*	3,709,557
15,347	Fortive Corp.	1,183,407
6,702	Granite Construction, Inc.	373,033
41,574	HD Supply Holdings, Inc.*	1,783,109
9,481	Honeywell International, Inc.	1,365,738
114,094	Illinois Tool Works, Inc.	15,806,583
26,915	Lockheed Martin Corp.	7,951,498
5,480	Owens Corning	347,268
64,168	Raytheon Co.	12,395,974
8,619	United Rentals, Inc.*	1,272,337
1,774	Valmont Industries, Inc.	267,430

Common Stocks – (continued)
Capital Goods – (continued)
21,794	WABCO Holdings, Inc.*	2,550,334
23,184	Watsco, Inc.	4,133,243

		85,890,844

Commercial & Professional Services – 1.2%
48,254	Brady Corp. Class A	1,860,192
29,156	Cintas Corp.	5,395,901
57,940	Insperity, Inc.	5,518,785
28,142	KAR Auction Services, Inc.	1,542,182
10,894	Korn/Ferry International	674,665
38,156	ManpowerGroup, Inc.	3,283,705
2,640	McGrath RentCorp	167,033
35,790	Steelcase, Inc. Class A	483,165
11,122	TriNet Group, Inc.*	622,165

		19,547,793

Consumer Durables & Apparel – 1.8%
92,487	Callaway Golf Co.	1,754,478
6,326	Carter’s, Inc.	685,675
19,685	Columbia Sportswear Co.	1,800,587
33,386	Hasbro, Inc.	3,081,862
4,408	Malibu Boats, Inc. Class A*	184,871
163,278	NIKE, Inc. Class B	13,009,991
1,156	NVR, Inc.*	3,433,725
11,045	PulteGroup, Inc.	317,544
24,693	PVH Corp.	3,697,036
11,220	Ralph Lauren Corp.	1,410,578

		29,376,347

Consumer Services – 3.5%
3,493	Bright Horizons Family Solutions, Inc.*	358,102
51,446	Carnival Corp.	2,948,370
9,791	Cheesecake Factory, Inc. (The)	539,093
5,493	Darden Restaurants, Inc.	588,081
46,924	Domino’s Pizza, Inc.	13,240,545
21,601	Grand Canyon Education, Inc.*	2,410,888
8,232	International Game Technology plc	191,312
144,362	Las Vegas Sands Corp.	11,023,482
11,999	Marriott International, Inc. Class A	1,519,073
24,592	Papa John’s International, Inc.	1,247,306
34,874	Starbucks Corp.	1,703,595
21,234	Vail Resorts, Inc.	5,822,151
29,363	Weight Watchers International, Inc.*	2,968,599
5,310	Wyndham Destinations, Inc.	235,074
5,310	Wyndham Hotels & Resorts, Inc.	312,387
87,531	Yum China Holdings, Inc.	3,366,442
87,531	Yum! Brands, Inc.	6,846,675

		55,321,175

Diversified Financials – 3.6%
98,035	Ally Financial, Inc.	2,575,379
32,395	Ameriprise Financial, Inc.	4,531,413
45,165	Bank of New York Mellon Corp. (The)	2,435,748
38,603	Berkshire Hathaway, Inc. Class B*	7,205,250

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Diversified Financials – (continued)
4,505	Capital One Financial Corp.	$414,010
137,041	E*TRADE Financial Corp.*	8,381,428
16,614	Enova International, Inc.*	607,242
15,283	LPL Financial Holdings, Inc.	1,001,648
13,256	Morgan Stanley	628,334
38,270	MSCI, Inc.	6,331,006
88,445	Nasdaq, Inc.	8,072,375
171,359	Synchrony Financial	5,719,963
143,290	TD Ameritrade Holding Corp.	7,847,993
41,461	Voya Financial, Inc.	1,948,667

		57,700,456

Energy – 6.8%
33,838	Anadarko Petroleum Corp.	2,478,634
152,331	Chesapeake Energy Corp.*	798,214
248,520	CNX Resources Corp.*	4,418,686
145,202	ConocoPhillips	10,108,963
5,954	Delek US Holdings, Inc.	298,712
39,820	Devon Energy Corp.	1,750,487
61,715	Energen Corp.*	4,494,086
12,027	EOG Resources, Inc.	1,496,520
42,470	Exxon Mobil Corp.	3,513,543
159,292	Halliburton Co.	7,177,698
107,007	HollyFrontier Corp.	7,322,489
158,635	Marathon Oil Corp.	3,309,126
256,353	Marathon Petroleum Corp.	17,985,726
44,314	Peabody Energy Corp.	2,015,401
86,298	Phillips 66	9,692,128
4,825	Pioneer Natural Resources Co.	913,083
209,544	Valero Energy Corp.	23,223,762
247,662	Williams Cos., Inc. (The)	6,714,117

		107,711,375

Food & Staples Retailing – 0.4%
162,631	US Foods Holding Corp.*	6,150,704

Food, Beverage & Tobacco – 2.4%
67,825	Archer-Daniels-Midland Co.	3,108,420
348,908	Conagra Brands, Inc.	12,466,483
85,051	Darling Ingredients, Inc.*	1,690,814
35,366	Lamb Weston Holdings, Inc.	2,422,924
13,685	Lancaster Colony Corp.	1,894,278
28,740	Sanderson Farms, Inc.	3,022,011
204,944	Tyson Foods, Inc. Class A	14,110,394

		38,715,324

Health Care Equipment & Services – 7.0%
32,290	Anthem, Inc.	7,685,989
41,190	Baxter International, Inc.	3,041,470
1,970	Becton Dickinson and Co.	471,933
446,123	Boston Scientific Corp.*	14,588,222
51,825	Centene Corp.*	6,385,358
66,201	Cigna Corp.	11,250,860
12,968	Cooper Cos., Inc. (The)	3,053,316
43,806	CVS Health Corp.	2,818,916
30,694	Danaher Corp.	3,028,884

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
5,460	Ensign Group, Inc. (The)	195,577
3,657	Hill-Rom Holdings, Inc.	319,402
35,490	Humana, Inc.	10,562,889
45,801	IDEXX Laboratories, Inc.*	9,981,870
15,438	LifePoint Health, Inc.*	753,374
2,539	Magellan Health, Inc.*	243,617
81,279	UnitedHealth Group, Inc.	19,940,990
70,929	WellCare Health Plans, Inc.*	17,465,557

		111,788,224

Household & Personal Products – 0.4%
47,825	Herbalife Nutrition Ltd.*	2,569,159
20,503	Kimberly-Clark Corp.	2,159,786
2,359	Medifast, Inc.	377,818
8,185	Procter & Gamble Co. (The)	638,921
9,724	USANA Health Sciences, Inc.*	1,121,177

		6,866,861

Insurance – 4.1%
45,976	American Equity Investment Life Holding Co.	1,655,136
34,233	Arch Capital Group Ltd.*	905,805
53,733	Argo Group International Holdings Ltd.	3,124,574
15,735	Assured Guaranty Ltd.	562,212
98,971	Lincoln National Corp.	6,160,945
17,026	Marsh & McLennan Cos., Inc.	1,395,621
47,125	Principal Financial Group, Inc.	2,495,269
110,034	Progressive Corp. (The)	6,508,511
64,085	Prudential Financial, Inc.	5,992,588
107,660	Reinsurance Group of America, Inc.	14,370,457
82,165	Travelers Cos., Inc. (The)	10,052,066
18,889	Unum Group	698,704
12,763	White Mountains Insurance Group Ltd.	11,571,063

		65,492,951

Materials – 3.5%
5,254	Air Products & Chemicals, Inc.	818,206
1,823	Balchem Corp.	178,909
85,295	Carpenter Technology Corp.	4,483,958
12,663	Celanese Corp. Series A	1,406,353
1,220	Chase Corp.	143,045
18,697	Chemours Co. (The)	829,399
22,879	Huntsman Corp.	668,067
284,836	Louisiana-Pacific Corp.	7,753,236
75,121	LyondellBasell Industries NV Class A	8,252,042
11,172	Minerals Technologies, Inc.	841,810
97,498	Nucor Corp.	6,093,625
16,462	PPG Industries, Inc.	1,707,603
8,350	Reliance Steel & Aluminum Co.	730,959
15,506	Sherwin-Williams Co. (The)	6,319,780
315,262	Steel Dynamics, Inc.	14,486,289
16,215	WestRock Co.	924,579

		55,637,860

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Media – 2.6%
698,554	Comcast Corp. Class A	$22,919,557
16,222	John Wiley & Sons, Inc. Class A	1,012,253
44,852	New Media Investment Group, Inc.	828,865
2,297	Nexstar Media Group, Inc. Class A	168,600
416,626	Viacom, Inc. Class B	12,565,440
29,402	Walt Disney Co. (The)	3,081,623

		40,576,338

Pharmaceuticals, Biotechnology & Life Sciences – 9.2%
204,892	AbbVie, Inc.	18,983,244
28,864	Alexion Pharmaceuticals, Inc.*	3,583,466
15,723	Allergan plc	2,621,339
103,093	Amgen, Inc.	19,029,937
66,510	Biogen, Inc.*	19,303,862
4,261	Bio-Rad Laboratories, Inc. Class A*	1,229,469
85,859	Bristol-Myers Squibb Co.	4,751,437
1,460	Celgene Corp.*	115,953
27,012	Genomic Health, Inc.*	1,361,405
33,538	Ironwood Pharmaceuticals, Inc.*	641,247
278,452	Johnson & Johnson	33,787,366
26,154	Merck & Co., Inc.	1,587,548
1,326	Mettler-Toledo International, Inc.*	767,263
279,257	Pfizer, Inc.	10,131,444
65,676	PTC Therapeutics, Inc.*	2,215,251
6,359	REGENXBIO, Inc.*	456,258
20,694	Repligen Corp.*	973,446
33,347	Sangamo Therapeutics, Inc.*	473,527
3,494	Thermo Fisher Scientific, Inc.	723,747
85,927	Vertex Pharmaceuticals, Inc.*	14,604,153
108,342	Zoetis, Inc.	9,229,655

		146,571,017

Real Estate – 5.1%
88,925	American Tower Corp. (REIT)	12,820,317
24,645	Apartment Investment & Management Co. Class A (REIT)	1,042,483
151,918	Apple Hospitality REIT, Inc. (REIT)	2,716,294
104,999	CBRE Group, Inc. Class A*	5,012,652
23,471	CoreSite Realty Corp. (REIT)	2,601,056
19,282	CyrusOne, Inc. (REIT)	1,125,298
42,346	DCT Industrial Trust, Inc. (REIT)	2,825,749
165,649	DiamondRock Hospitality Co. (REIT)	2,034,170
4,262	Digital Realty Trust, Inc. (REIT)	475,554
39,468	Equity LifeStyle Properties, Inc. (REIT)	3,627,109
11,456	First Industrial Realty Trust, Inc. (REIT)	381,943
149,280	Forest City Realty Trust, Inc. Class A (REIT)	3,405,077
18,786	Gaming and Leisure Properties, Inc. (REIT)	672,539
848,683	Host Hotels & Resorts, Inc. (REIT)	17,882,102
19,859	Hudson Pacific Properties, Inc. (REIT)	703,604
1,268	Jones Lang LaSalle, Inc.	210,475
175,488	Kimco Realty Corp. (REIT)	2,981,541

Common Stocks – (continued)
Real Estate – (continued)
7,138	Lamar Advertising Co. Class A (REIT)	487,597
33,012	Mid-America Apartment Communities, Inc. (REIT)	3,323,318
98,670	Pebblebrook Hotel Trust (REIT)	3,828,396
171,732	Piedmont Office Realty Trust, Inc. Class A (REIT)	3,422,619
33,614	Prologis, Inc. (REIT)	2,208,104
10,025	PS Business Parks, Inc. (REIT)	1,288,212
4,952	Public Storage (REIT)	1,123,411
19,061	SBA Communications Corp. (REIT)*	3,147,352
12,065	Sun Communities, Inc. (REIT)	1,180,922

		80,527,894

Retailing – 5.8%
71,569	Abercrombie & Fitch Co. Class A	1,752,009
22,608	Amazon.com, Inc.*	38,429,078
324,124	American Eagle Outfitters, Inc.	7,535,883
6,539	AutoZone, Inc.*	4,387,211
23,138	Best Buy Co., Inc.	1,725,632
2,554	Booking Holdings, Inc.*	5,177,188
3,786	Expedia Group, Inc.	455,039
14,732	Foot Locker, Inc.	775,640
141,850	Lowe’s Cos., Inc.	13,556,605
28,202	Macy’s, Inc.	1,055,601
4,333	Murphy USA, Inc.*	321,899
20,176	Netflix, Inc.*	7,897,492
31,865	O’Reilly Automotive, Inc.*	8,717,308
9,237	Tailored Brands, Inc.	235,728
11,476	Williams-Sonoma, Inc.	704,397

		92,726,710

Semiconductors & Semiconductor Equipment – 4.1%
11,910	Advanced Energy Industries, Inc.*	691,852
418,887	Applied Materials, Inc.	19,348,390
31,784	Intel Corp.	1,579,983
136,437	KLA-Tencor Corp.	13,988,886
71,468	Lam Research Corp.	12,353,244
86,810	Maxim Integrated Products, Inc.	5,092,275
96,874	ON Semiconductor Corp.*	2,153,993
100,492	Teradyne, Inc.	3,825,730
63,128	Texas Instruments, Inc.	6,959,862

		65,994,215

Software & Services – 11.5%
90,930	Adobe Systems, Inc.*	22,169,643
15,855	Alphabet, Inc. Class A*	17,903,308
17,850	Alphabet, Inc. Class C*	19,914,353
31,238	Amdocs Ltd.	2,067,643
5,129	Appfolio, Inc. Class A*	313,638
45,136	Apptio, Inc. Class A*	1,633,923
38,091	Cadence Design Systems, Inc.*	1,649,721
15,958	CDK Global, Inc.	1,038,068
127,472	Citrix Systems, Inc.*	13,364,165
10,304	CoreLogic, Inc.*	534,778

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
7,526	CoStar Group, Inc.*	$3,105,453
49,384	eBay, Inc.*	1,790,664
9,320	EVERTEC, Inc.	203,642
130,289	Facebook, Inc. Class A*	25,317,759
79,080	Fortinet, Inc.*	4,936,964
6,626	Intuit, Inc.	1,353,725
16,541	LogMeIn, Inc.	1,707,858
339,794	Microsoft Corp.(a)	33,507,086
7,185	New Relic, Inc.*	722,739
212,943	Oracle Corp.	9,382,269
3,584	Perspecta, Inc.	73,651
42,551	ServiceNow, Inc.*	7,338,771
22,899	Synopsys, Inc.*	1,959,467
36,907	Teradata Corp.*	1,481,816
4,419	Twitter, Inc.*	192,978
16,186	VeriSign, Inc.*	2,224,280
91,433	Worldpay, Inc.*	7,477,391

		183,365,753

Technology Hardware & Equipment – 6.2%
196,118	Apple, Inc.	36,303,403
9,482	EchoStar Corp. Class A*	421,001
53,915	F5 Networks, Inc.*	9,297,642
247,530	HP, Inc.	5,616,456
4,505	Insight Enterprises, Inc.*	220,430
18,593	Methode Electronics, Inc.	749,298
45,067	NCR Corp.*	1,351,109
157,731	NetApp, Inc.	12,386,615
40,289	NETGEAR, Inc.*	2,518,062
83,875	Palo Alto Networks, Inc.*	17,233,796
46,379	Pure Storage, Inc. Class A*	1,107,530
150,233	Viavi Solutions, Inc.*	1,538,386
139,144	Western Digital Corp.	10,771,137

		99,514,865

Telecommunication Services – 0.5%
48,653	AT&T, Inc.	1,562,248
508,963	Vonage Holdings Corp.*	6,560,533

		8,122,781

Transportation – 2.1%
24,642	Alaska Air Group, Inc.	1,488,131
3,314	Allegiant Travel Co.	460,480
10,206	ArcBest Corp.	466,414
31,353	CSX Corp.	1,999,694
156,759	Delta Air Lines, Inc.	7,765,841
56,539	Norfolk Southern Corp.	8,530,039
63,265	Southwest Airlines Co.	3,218,923
66,537	Union Pacific Corp.	9,426,962

		33,356,484

Utilities – 1.1%
9,873	American Water Works Co., Inc.	842,957
133,249	CenterPoint Energy, Inc.	3,692,330
35,369	Edison International	2,237,797
283,475	NRG Energy, Inc.	8,702,682
57,988	OGE Energy Corp.	2,041,757

		17,517,523

TOTAL COMMON STOCKS
(Cost $1,016,117,746)		$1,542,696,836

Shares	Distribution Rate	Value
Investment Company (b) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,228,085	1.869%	$18,228,085
(Cost $18,228,085)

TOTAL INVESTMENTS – 97.8%
(Cost $1,034,345,831)		$1,560,924,921

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		35,616,828

NET ASSETS – 100.0%		$1,596,541,749

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Russell 2000 E-Mini Index	15	09/21/2018	$1,235,625	$(21,590)
S&P 500 E-Mini Index	89	09/21/2018	12,111,120	(271,165)
Total Futures Contracts				$(292,755)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 94.7%
Australia – 8.0%
17,886	Altium Ltd. (Software & Services)	$297,271
233,580	Aristocrat Leisure Ltd. (Consumer Services)	5,334,355
102,532	ASX Ltd. (Diversified Financials)	4,887,470
1,255,005	Beach Energy Ltd. (Energy)	1,624,448
214,842	BHP Billiton Ltd. (Materials)	5,375,781
106,387	BHP Billiton plc (Materials)	2,387,583
22,130	BlueScope Steel Ltd. (Materials)	282,436
15,267	Cochlear Ltd. (Health Care Equipment & Services)	2,260,305
12,131	Computershare Ltd. (Software & Services)	165,254
21,034	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,994,046
383,116	GDI Property Group (REIT)	365,907
73,528	Iluka Resources Ltd. (Materials)	607,327
20,997	Insurance Australia Group Ltd. (Insurance)	132,464
2,189	Macquarie Group Ltd. (Diversified Financials)	199,497
239,787	Metcash Ltd. (Food & Staples Retailing)	462,485
954,522	Qantas Airways Ltd. (Transportation)	4,346,511
14,751	REA Group Ltd. (Media)	989,954
55,584	Rio Tinto Ltd. (Materials)	3,434,274
75,808	Rio Tinto plc ADR (Materials)(a)	4,205,828
159,108	Santos Ltd. (Energy)*	736,932
276,601	SpeedCast International Ltd. (Telecommunication Services)	1,261,696
64,115	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	823,752
109,583	Wesfarmers Ltd. (Food & Staples Retailing)	3,998,279
935,295	Whitehaven Coal Ltd. (Energy)	3,992,521
255,174	Woolworths Group Ltd. (Food & Staples Retailing)	5,762,778

		56,929,154

Belgium – 1.6%
67,545	KBC Group NV (Banks)	5,187,462
6,720	Melexis NV (Semiconductors & Semiconductor Equipment)	622,115
60,091	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	4,710,552
5,694	Warehouses De Pauw CVA (REIT)	719,573

		11,239,702

Canada – 0.0%
18,724	International Petroleum Corp. (Energy)*	124,988

China – 1.0%
410,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	1,382,838
188,000	ENN Energy Holdings Ltd. (Utilities)	1,841,159
1,549,000	Fosun International Ltd. (Capital Goods)	2,901,262

Common Stocks – (continued)
China – (continued)
100,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	231,977
374,000	Towngas China Co. Ltd. (Utilities)*	361,895
402,000	Uni-President China Holdings Ltd. (Food, Beverage & Tobacco)	515,767

		7,234,898

Denmark – 2.5%
10,400	Carlsberg A/S Class B (Food, Beverage & Tobacco)	1,223,649
48,670	Danske Bank A/S (Banks)	1,516,260
97,096	GN Store Nord A/S (Health Care Equipment & Services)	4,411,674
1,369	H Lundbeck A/S (Pharmaceuticals, Biotechnology & Life Sciences)	95,948
131,256	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	6,062,789
34,860	Pandora A/S (Consumer Durables & Apparel)	2,429,652
30,363	Royal Unibrew A/S (Food, Beverage & Tobacco)	2,412,885

		18,152,857

Finland – 0.3%
5,991	Kesko OYJ Class B (Food & Staples Retailing)	365,924
27,761	Metsa Board OYJ (Materials)	312,951
42,460	UPM-Kymmene OYJ (Materials)	1,511,792

		2,190,667

France – 7.5%
38,784	Arkema SA (Materials)	4,576,523
89,595	BNP Paribas SA (Banks)	5,542,072
12,965	Capgemini SE (Software & Services)	1,737,438
628	Christian Dior SE (Consumer Durables & Apparel)	262,289
38,392	Cie de Saint-Gobain (Capital Goods)	1,710,170
31,954	Cie Generale des Etablissements Michelin SCA (Automobiles & Components)	3,865,734
1,459	Dassault Systemes SE (Software & Services)	204,178
23,238	Faurecia SA (Automobiles & Components)	1,651,906
22,950	Gecina SA (REIT)	3,833,989
11,703	Kering SA (Consumer Durables & Apparel)	6,592,299
5,892	Klepierre SA (REIT)	221,381
13,197	Orange SA (Telecommunication Services)	220,286
3,237	Pernod Ricard SA (Food, Beverage & Tobacco)	528,294
12,502	Publicis Groupe SA (Media)	857,918
9,727	Rubis SCA (Utilities)	606,308
51,421	Safran SA (Capital Goods)	6,227,335

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
76,584	Schneider Electric SE (Capital Goods)	$6,369,243
2,418	Societe Generale SA (Banks)	101,628
3,561	Sopra Steria Group (Software & Services)	724,553
26,251	Teleperformance (Commercial & Professional Services)	4,633,187
1,107	Thales SA (Capital Goods)	142,420
29,274	Ubisoft Entertainment SA (Software & Services)*	3,199,889

		53,809,040

Germany – 8.2%
23,874	Aareal Bank AG (Banks)	1,047,380
41,577	Allianz SE (Registered) (Insurance)	8,567,137
3,103	Aurubis AG (Materials)	236,865
87,815	BASF SE (Materials)	8,383,571
29,383	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,226,947
23,257	Continental AG (Automobiles & Components)	5,292,778
57,684	Covestro AG (Materials)(b)	5,127,162
152,602	Deutsche Lufthansa AG (Registered) (Transportation)	3,655,983
91,686	Deutsche Post AG (Registered) (Transportation)	2,978,912
10,537	Freenet AG (Telecommunication Services)	278,616
1,745	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	175,707
42,498	HUGO BOSS AG (Consumer Durables & Apparel)	3,854,102
3,158	Jenoptik AG (Technology Hardware & Equipment)	123,530
6,946	Linde AG (Materials)	1,650,223
40,760	ProSiebenSat.1 Media SE (Media)	1,031,432
975	Puma SE (Consumer Durables & Apparel)	569,603
26,693	Rheinmetall AG (Capital Goods)	2,936,826
88,089	RWE AG (Utilities)	2,001,781
1,964	Siemens AG (Registered) (Capital Goods)	258,769
5,993	Siltronic AG (Semiconductors & Semiconductor Equipment)	851,611
40,901	Wirecard AG (Software & Services)	6,544,995

		58,793,930

Hong Kong – 3.1%
1,062,200	AIA Group Ltd. (Insurance)	9,253,261
307,464	CK Asset Holdings Ltd. (Real Estate)	2,433,981
324,000	CLP Holdings Ltd. (Utilities)	3,489,930
237,000	Galaxy Entertainment Group Ltd. (Consumer Services)	1,826,903
446,000	Giordano International Ltd. (Retailing)	280,499
705,200	Hong Kong & China Gas Co. Ltd. (Utilities)	1,348,014

Common Stocks – (continued)
Hong Kong – (continued)
56,700	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,696,892
56,000	Luk Fook Holdings International Ltd. (Retailing)	231,324
140,000	Melco International Development Ltd. (Consumer Services)	429,464
204,000	PCCW Ltd. (Telecommunication Services)	114,788
166,000	Wheelock & Co. Ltd. (Real Estate)	1,153,622

		22,258,678

Italy – 1.7%
364,035	Eni SpA (Energy)	6,749,709
114,348	Moncler SpA (Consumer Durables & Apparel)	5,188,546

		11,938,255

Japan – 25.6%
8,000	ABC-Mart, Inc. (Retailing)	437,260
121,000	AEON Financial Service Co. Ltd. (Diversified Financials)	2,578,997
26,800	Aeon Mall Co. Ltd. (Real Estate)	480,766
9,500	Alpen Co. Ltd. (Retailing)	204,184
19,800	Aruhi Corp. (Banks)	413,409
16,600	Asahi Glass Co. Ltd. (Capital Goods)	645,674
47,100	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	2,415,651
358,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	5,457,384
10,800	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	444,868
12,700	Benesse Holdings, Inc. (Consumer Services)	450,371
58,200	Chugoku Electric Power Co., Inc. (The) (Utilities)	751,833
9,900	CKD Corp. (Capital Goods)	162,349
381,300	Concordia Financial Group Ltd. (Banks)	1,937,701
9,000	Cosmo Energy Holdings Co. Ltd. (Energy)	315,170
263,100	Credit Saison Co. Ltd. (Diversified Financials)	4,133,553
44,600	Dentsu, Inc. (Media)	2,111,271
7,000	Don Quijote Holdings Co. Ltd. (Retailing)	335,991
70,400	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,955,460
221,800	Financial Products Group Co. Ltd. (Diversified Financials)	2,853,565
15,200	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	546,407
264,000	Fujitsu Ltd. (Software & Services)	1,597,600
135,000	Fukuoka Financial Group, Inc. (Banks)	677,471
61,100	Hachijuni Bank Ltd. (The) (Banks)	260,334
136,200	Hitachi Construction Machinery Co. Ltd. (Capital Goods)	4,415,605
788,000	Hitachi Ltd. (Technology Hardware & Equipment)	5,551,447

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
7,500	Hoya Corp. (Health Care Equipment & Services)	$425,467
144,400	Idemitsu Kosan Co. Ltd. (Energy)	5,135,096
31,200	Isetan Mitsukoshi Holdings Ltd. (Retailing)	389,248
123,400	Japan Exchange Group, Inc. (Diversified Financials)	2,288,841
922,800	JXTG Holdings, Inc. (Energy)	6,402,181
322,000	Kajima Corp. (Capital Goods)	2,487,984
16,300	Kansai Electric Power Co., Inc. (The) (Utilities)	237,720
51,900	Kao Corp. (Household & Personal Products)	3,955,900
150,500	KDDI Corp. (Telecommunication Services)	4,115,409
20,700	Kewpie Corp. (Food, Beverage & Tobacco)	522,737
193,900	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	5,197,468
4,400	Ki-Star Real Estate Co. Ltd. (Consumer Durables & Apparel)	104,274
15,200	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	1,311,996
29,200	Konami Holdings Corp. (Software & Services)	1,483,701
7,700	Kose Corp. (Household & Personal Products)	1,656,227
104,100	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,095,346
50,200	Link And Motivation, Inc. (Commercial & Professional Services)	603,380
9,700	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	162,642
14,000	Mandom Corp. (Household & Personal Products)	435,416
4,100	Medipal Holdings Corp. (Health Care Equipment & Services)	82,358
15,700	Mitsubishi Corp. (Capital Goods)	435,346
3,598,200	Mizuho Financial Group, Inc. (Banks)	6,061,116
2,800	Mizuno Corp. (Consumer Durables & Apparel)	104,539
23,500	Monex Group, Inc. (Diversified Financials)	135,482
800	Monogatari Corp. (The) (Consumer Services)	81,411
31,300	NET One Systems Co. Ltd. (Software & Services)	537,350
19,800	NGK Spark Plug Co. Ltd. (Automobiles & Components)	562,890
7,700	NichiiGakkan Co. Ltd. (Health Care Equipment & Services)	87,274
15,400	Nippon Paper Industries Co. Ltd. (Materials)	245,505
23,500	Nishi-Nippon Financial Holdings, Inc. (Banks)	273,990

Common Stocks – (continued)
Japan – (continued)
4,200	Noevir Holdings Co. Ltd. (Household & Personal Products)	302,552
86,200	North Pacific Bank Ltd. (Banks)	287,713
20,500	Okinawa Electric Power Co., Inc. (The) (Utilities)	427,648
58,300	Onward Holdings Co. Ltd. (Consumer Durables & Apparel)	447,014
121,900	Osaka Gas Co. Ltd. (Utilities)	2,524,057
26,200	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,267,365
5,000	Outsourcing, Inc. (Commercial & Professional Services)	92,493
195,300	Persol Holdings Co. Ltd. (Commercial & Professional Services)	4,349,408
2,300	Pola Orbis Holdings, Inc. (Household & Personal Products)	101,075
47,000	Prima Meat Packers Ltd. (Food, Beverage & Tobacco)	271,673
569,900	Rakuten, Inc. (Retailing)	3,846,635
874,200	Resona Holdings, Inc. (Banks)	4,659,293
12,800	Ryohin Keikaku Co. Ltd. (Retailing)	4,496,940
36,200	SAMTY Co. Ltd. (Real Estate)	662,263
6,800	Sankyo Co. Ltd. (Consumer Durables & Apparel)	265,913
209,800	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,649,768
28,300	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,286,999
32,800	SCSK Corp. (Software & Services)	1,523,000
242,900	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	4,157,348
114,900	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	5,011,442
541,700	Seven Bank Ltd. (Banks)	1,654,130
30,000	Shiga Bank Ltd. (The) (Banks)	153,463
9,200	Shikoku Electric Power Co., Inc. (Utilities)	123,051
136,700	Shimizu Corp. (Capital Goods)	1,414,852
4,100	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	210,387
2,400	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	90,439
95,300	Shiseido Co. Ltd. (Household & Personal Products)	7,562,626
17,900	Shizuoka Bank Ltd. (The) (Banks)	160,945
64,500	SoftBank Group Corp. (Telecommunication Services)	4,605,826
12,300	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	711,615
89,700	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	1,801,574
6,300	Sumitomo Corp. (Capital Goods)	103,319
180,200	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,808,698

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
169,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	$6,607,616
46,900	Suruga Bank Ltd. (Banks)	417,756
142,100	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	3,960,590
41,500	Takara Holdings, Inc. (Food, Beverage & Tobacco)	548,691
6,600	TIS, Inc. (Software & Services)	303,306
4,300	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	104,824
32,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	5,647,394
178,000	Tokyo Gas Co. Ltd. (Utilities)	4,726,305
3,300	Toyota Motor Corp. (Automobiles & Components)	213,408
2,700	WDB Holdings Co. Ltd. (Commercial & Professional Services)	81,081
175,800	Yamaha Motor Co. Ltd. (Automobiles & Components)	4,413,235
59,900	Zenkoku Hosho Co. Ltd. (Diversified Financials)	2,712,122
6,500	ZERIA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	140,469

		183,660,936

Luxembourg – 0.2%
2,493	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	1,382,644

Netherlands – 5.2%
266	Aegon NV (Insurance)	1,588
64,748	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	1,742,359
90,034	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	2,149,796
52,196	Koninklijke DSM NV (Materials)	5,221,638
145,676	Koninklijke Philips NV (Health Care Equipment & Services)	6,171,997
113,331	NN Group NV (Insurance)	4,596,300
15,870	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	1,734,115
4,159	Randstad NV (Commercial & Professional Services)	244,113
143,177	Royal Dutch Shell plc Class A (Energy)	4,968,877
153,940	Royal Dutch Shell plc Class B (Energy)	5,513,053
89,953	Wolters Kluwer NV (Commercial & Professional Services)	5,053,265

		37,397,101

New Zealand – 0.3%
262,944	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	2,036,483

Common Stocks – (continued)
Norway – 2.2%
156,092	Aker BP ASA (Energy)	5,741,559
262,216	DNB ASA (Banks)	5,106,148
226,703	Marine Harvest ASA (Food, Beverage & Tobacco)	4,507,510
22,957	Telenor ASA (Telecommunication Services)	470,171
4,984	Tomra Systems ASA (Commercial & Professional Services)	104,645

		15,930,033

Russia – 0.5%
505,823	Evraz plc (Materials)	3,376,079

Singapore – 1.4%
785,800	ComfortDelGro Corp. Ltd. (Transportation)	1,352,349
627,500	Oversea-Chinese Banking Corp. Ltd. (Banks)	5,344,890
578,100	Singapore Exchange Ltd. (Diversified Financials)	3,037,860
5,600	United Overseas Bank Ltd. (Banks)	109,753

		9,844,852

Spain – 3.5%
76,966	ACS Actividades de Construccion y Servicios SA (Capital Goods)	3,105,266
29,534	Amadeus IT Group SA (Software & Services)	2,322,331
924,168	Banco Bilbao Vizcaya Argentaria SA (Banks)	6,517,758
754,232	Banco Santander SA (Banks)	4,030,969
139,699	Endesa SA (Utilities)	3,072,205
143,741	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	4,308,326
97,161	Repsol SA (Energy)	1,896,494

		25,253,349

Sweden – 1.6%
34,025	Alfa Laval AB (Capital Goods)	803,258
15,164	Atlas Copco AB Class B (Capital Goods)	395,050
60,071	Axfood AB (Food & Staples Retailing)	1,152,942
27,186	Elekta AB Class B (Health Care Equipment & Services)	357,322
15,164	Epiroc AB Class B (Capital Goods)*	138,828
124,868	Getinge AB Class B (Health Care Equipment & Services)	1,133,556
6,244	Lundin Petroleum AB (Energy)	198,185
24,585	Sandvik AB (Capital Goods)	434,195
465,413	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	5,038,436
36,064	Swedish Match AB (Food, Beverage & Tobacco)	1,782,344
13,195	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	192,738

		11,626,854

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Switzerland – 7.0%
986	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$129,973
1,531	Bobst Group SA (Registered) (Capital Goods)	156,540
75	Conzzeta AG (Registered) (Capital Goods)	86,337
8,090	Flughafen Zurich AG (Registered) (Transportation)	1,646,033
1,884	Georg Fischer AG (Registered) (Capital Goods)	2,405,839
88,202	Logitech International SA (Registered) (Technology Hardware & Equipment)	3,864,211
10,983	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	2,902,219
58,948	Nestle SA (Registered) (Food, Beverage & Tobacco)	4,568,520
24,842	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,881,805
28,892	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	6,409,926
262	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	104,735
29,248	Sonova Holding AG (Registered) (Health Care Equipment & Services)	5,231,986
222,191	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	4,928,935
10,284	Swatch Group AG (The) (Consumer Durables & Apparel)	4,868,256
1,311	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	318,159
30,210	Temenos AG (Registered) (Software & Services)*	4,543,179
21,292	Zurich Insurance Group AG (Insurance)*	6,296,685

		50,343,338

United Kingdom – 13.0%
348,109	888 Holdings plc (Consumer Services)	1,238,325
34,705	Ashtead Group plc (Capital Goods)	1,033,492
195	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	13,487
173,890	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	6,105,278
153,810	Barratt Developments plc (Consumer Durables & Apparel)	1,042,664
252,598	BP plc ADR (Energy)	11,533,625
166,541	Burberry Group plc (Consumer Durables & Apparel)	4,733,186
8,562	Derwent London plc (REIT)	350,291
224,767	Diageo plc (Food, Beverage & Tobacco)	8,074,956

Common Stocks – (continued)
United Kingdom – (continued)
710,328	Direct Line Insurance Group plc (Insurance)	3,205,479
35,845	Experian plc (Commercial & Professional Services)	884,247
258,846	Fiat Chrysler Automobiles NV (Automobiles & Components)*	4,882,933
91,640	Gulf Keystone Petroleum Ltd. (Energy)*	302,355
355,241	HSBC Holdings plc (Banks)	3,319,497
793,752	International Consolidated Airlines Group SA (Transportation)	6,933,033
51,406	Intertek Group plc (Commercial & Professional Services)	3,865,246
79,545	JD Sports Fashion plc (Retailing)	460,922
555,285	Legal & General Group plc (Insurance)	1,942,297
107,629	Lloyds Banking Group plc (Banks)	89,302
210,823	Man Group plc (Diversified Financials)	488,712
168,760	Mondi plc (Materials)	4,552,822
99,610	National Grid plc (Utilities)	1,100,797
58,397	Next plc (Retailing)	4,648,329
97,550	OneSavings Bank plc (Banks)	526,412
43,843	Paragon Banking Group plc (Banks)	276,433
394,821	Pearson plc (Media)	4,597,965
133,725	Persimmon plc (Consumer Durables & Apparel)	4,454,338
56,863	Prudential plc (Insurance)	1,296,267
247,999	RELX NV (Commercial & Professional Services)	5,272,173
18,430	Safestore Holdings plc (REIT)	133,264
19,709	Senior plc (Capital Goods)	78,798
71,157	Smith & Nephew plc (Health Care Equipment & Services)	1,310,734
10,118	Smiths Group plc (Capital Goods)	226,010
157,233	SSP Group plc (Consumer Services)	1,311,900
116,448	Standard Life Investment Property Income Trust Ltd. (REIT)	143,078
36,085	Unilever plc (Household & Personal Products)	1,993,352
4,408	Unilever plc ADR (Household & Personal Products)	243,674
3,592	Victrex plc (Materials)	137,518

		92,803,191

United States – 0.3%
37,193	Carnival plc ADR (Consumer Services)(c)	2,144,176

TOTAL COMMON STOCKS
(Cost $593,815,946)		$678,471,205

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Units	Description	Expiration Month	Value
Rights* – 0.0%
Italy – 0.0%
1,005,071	Intesa Sanpaolo SpA (Banks)	07/2018	$—

Spain – 0.0%
76,966	ACS Actividades de Construccion y Servicios SA (Capital Goods)	08/2018	79,275

TOTAL RIGHTS
(Cost $80,226)			$79,275

Shares	Distribution Rate	Value
Investment Company(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
425	1.869%	$425
(Cost $425)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $593,896,597)		$678,550,905

Securities Lending Reinvestment Vehicle(d) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,915,100	1.869%	$2,915,100
(Cost $2,915,100)

TOTAL INVESTMENTS – 95.3%
(Cost $596,811,697)		$681,466,005

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.9%		34,761,735

NET ASSETS – 100.0%		$716,227,740

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,127,162, which represents approximately 0.7% of net assets as of June 30, 2018. The liquidity determination is unaudited.
(c)	All or a portion of security is on loan.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	57	09/21/2018	$2,257,205	$(40,875)
FTSE 100 Index	11	09/21/2018	1,103,529	(9,352)
Hang Seng Index	1	07/30/2018	183,071	(1,179)
MSCI Singapore Index	2	07/30/2018	53,725	131
SPI 200 Index	4	09/20/2018	454,983	7,591
TOPIX Index	7	09/13/2018	1,094,115	(26,276)
Total Futures Contracts				$(69,960)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $2,886,924,022, $385,033,815, $1,016,117,746 and $593,896,172)(a)	$3,374,240,308	$383,100,185	$1,542,696,836	$678,550,480
Investments in affiliated issuers, at value (cost $2,385,176, $2,271, $18,228,085 and $425)	2,385,176	2,271	18,228,085	425
Investments in affiliated securities lending reinvestment vehicle, at value (cost $4,224,875, $2,293,350, $0 and $2,915,100)	4,224,875	2,293,350	—	2,915,100
Cash	2,958,504	—	24,196,966	422,531
Foreign currencies, at value (cost $0, $5,110,704, $0 and $10,841,352)	—	5,052,866	—	10,780,096
Receivables:
Investments sold	7,566,944	—	—	41,747,502
Dividends	3,457,713	1,167,466	1,036,495	1,024,944
Fund shares sold	3,205,390	8,902,036	11,690,851	23,533,439
Reimbursement from investment adviser	39,080	3,121	—	35,866
Securities lending income	9,137	1,546	594	1,277
Foreign tax reclaims	—	1,921,204	—	1,361,793
Due from custodian	—	—	—	2,286,057
Variation margin on futures	—	50,736	6,945	40,417
Other assets	86,649	51,976	77,109	53,529
Total assets	3,398,173,776	402,546,757	1,597,933,881	762,753,456

Liabilities:
Written options, at value (premiums received $25,426,444, $3,095,747, $0 and $0)	27,951,300	1,655,672	—	—
Variation margin on futures	13,957	—	—	—
Payables:
Fund shares redeemed	8,286,562	818,662	339,326	11,321
Investments purchased	4,476,786	—	—	41,614,687
Payable upon return of securities loaned	4,224,875	2,293,350	—	2,915,100
Management fees	1,921,272	264,711	907,066	493,416
Distribution and Service fees and Transfer Agency fees	399,202	17,487	91,496	31,049
Due to custodian	—	548,857	—	1,388,739
Accrued expenses	103,769	27,946	54,244	71,404
Total liabilities	47,377,723	5,626,685	1,392,132	46,525,716

Net Assets:
Paid-in capital	2,795,246,310	428,172,799	1,027,099,183	629,583,022
Undistributed net investment income	1,468,110	140,922	6,730,843	10,285,951
Accumulated net realized gain (loss)	68,885,125	(30,693,283)	36,425,388	(8,171,058)
Net unrealized gain (loss)	485,196,508	(700,366)	526,286,335	84,529,825
NET ASSETS	$3,350,796,053	$396,920,072	$1,596,541,749	$716,227,740
Net Assets:
Class A	$251,400,921	$3,755,681	$52,503,390	$11,380,722
Class C	169,962,150	3,128,533	21,651,272	3,974,445
Institutional	1,304,695,356	26,365,788	117,111,672	101,391,482
Service	—	—	761,024	—
Investor	491,112,094	5,778,280	17,077,058	15,597,465
Class P	842,127,141	213,066,088	2,232,286	1,703,931
Class R6	291,498,391	144,825,702	1,385,205,047	582,179,695
Total Net Assets	$3,350,796,053	$396,920,072	$1,596,541,749	$716,227,740
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	19,072,788	515,195	2,268,477	1,063,363
Class C	12,947,622	445,082	988,802	384,479
Institutional	99,206,939	3,681,839	4,974,623	9,524,165
Service	—	—	32,697	—
Investor	37,321,819	809,443	726,217	1,456,907
Class P	64,039,801	29,741,117	94,818	159,994
Class R6	22,171,849	20,244,108	58,854,052	54,674,790
Net asset value, offering and redemption price per share:(b)
Class A	$13.18	$7.29	$23.14	$10.70
Class C	13.13	7.03	21.90	10.34
Institutional	13.15	7.16	23.54	10.65
Service	—	—	23.27	—
Investor	13.16	7.14	23.52	10.71
Class P	13.15	7.16	23.54	10.65
Class R6	13.15	7.15	23.54	10.65

(a)	Includes loaned securities having a market value of $4,052,747, $2,138,324 and $2,836,380 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium and International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $13.95, $7.71, $24.49 and $11.32, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

		U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax-Managed Equity Fund
	Investment income:
	Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $1,124,370, $0 and $1,434,428)	$46,696,322	$10,471,586	$12,031,889	$12,595,760
	Dividends — affiliated issuers	87,972	10,057	79,010	18,249
	Income from non-cash dividends	—	—	—	772,017
	Securities lending income — affiliated issuer	22,782	3,534	3,951	37,027
	Total investment income	46,807,076	10,485,177	12,114,850	13,423,053

	Expenses:
	Management fees	11,674,356	1,658,681	5,274,868	2,926,734
	Transfer Agency fees(a)	1,311,642	90,757	373,130	156,615
	Distribution and Service fees(a)	1,201,021	25,697	177,519	31,925
	Custody, accounting and administrative services	186,415	80,635	84,381	118,262
	Printing and mailing costs	106,314	14,028	20,222	12,849
	Professional fees	48,590	54,288	49,708	56,080
	Trustee fees	12,162	9,086	10,110	9,301
	Registration fees	4,210	4,140	21,310	4,811
	Service share fees — Service and Shareholder Administration Plan	—	—	1,882	—
	Other	35,779	30,131	20,018	15,371
	Total expenses	14,580,489	1,967,443	6,033,148	3,331,948
	Less — expense reductions	(220,421)	(4,728)	(16,384)	(173,734)
	Net expenses	14,360,068	1,962,715	6,016,764	3,158,214
	NET INVESTMENT INCOME	32,447,008	8,522,462	6,098,086	10,264,839

	Realized and unrealized gain (loss):
	Net realized gain (loss) from:
	Investments — unaffiliated issuers	97,363,268	(706,711)	1,212,650	(7,589,272)
In-kind transactions		—	—	56,459,721	—
	Futures contracts	2,875,258	89,953	1,719,517	(23,510)
	Foreign currency transactions	—	(159,432)	—	(325,206)
	Written options	(6,165,946)	(1,385,164)	—	—
	Net change in unrealized gain (loss) on:
	Investments — unaffiliated issuers	(97,505,376)	(23,649,894)	(11,486,558)	(15,887,467)
	Futures contracts	501,369	(104,421)	(432,904)	(56,560)
	Foreign currency translation	—	(148,902)	—	(182,558)
	Written options	8,883,482	1,431,119	—	—
	Net realized and unrealized gain (loss)	5,952,055	(24,633,452)	47,472,426	(24,064,573)
	NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,399,063	$(16,110,990)	$53,570,512	$(13,799,734)

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R6(c)
U.S. Equity Dividend and Premium	$330,783	$870,238	$—	$238,164	$156,642	$471,515	$—	$426,830	$16,281	$2,210
International Equity Dividend and Premium	4,679	21,018	—	3,369	3,783	75,549	—	5,372	1,670	1,014
U.S. Tax-Managed Equity	64,060	113,459	1,882	46,123	20,422	280,595	151	15,399	53	10,387
International Tax-Managed Equity	13,923	18,002	—	10,024	3,240	126,343	—	12,814	44	4,150

(b)	Commenced operation on April 17, 2018.
(c)	Commenced operation on April 30, 2018.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund		International Equity Dividend and Premium Fund
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$32,447,008	$56,830,517	$8,522,462	$9,838,391
Net realized gain (loss)	94,072,580	120,810,368	(2,161,354)	(1,723,195)
Net change in unrealized gain (loss)	(88,120,525)	275,559,374	(22,472,098)	71,868,026
Net increase (decrease) in net assets resulting from operations	38,399,063	453,200,259	(16,110,990)	79,983,222

Distributions to shareholders:
From net investment income
Class A Shares	(2,165,151)	(3,974,753)	(73,384)	(97,747)
Class C Shares	(830,357)	(1,305,021)	(52,657)	(56,946)
Institutional Shares	(18,949,930)	(45,497,275)	(2,276,593)	(10,184,968)
Investor Shares(a)	(4,606,944)	(7,319,152)	(122,201)	(120,278)
Class P Shares(b)	(4,541,664)	—	(3,628,779)	—
Class R6 Shares(c)	(1,591,025)	—	(2,316,015)	—
From net realized gains
Class A Shares	—	(11,043,350)	—	—
Class C Shares	—	(7,337,462)	—	—
Institutional Shares	—	(106,039,247)	—	—
Investor Shares(a)	—	(19,148,556)	—	—
Total distributions to shareholders	(32,685,071)	(201,664,816)	(8,469,629)	(10,459,939)

From share transactions:
Proceeds from sales of shares	1,549,258,875	1,283,188,454	387,892,879	88,942,877
Reinvestment of distributions	29,272,067	181,754,076	8,308,439	10,353,429
Cost of shares redeemed	(1,725,138,738)	(899,381,110)	(388,941,384)	(72,517,073)
Net increase (decrease) in net assets resulting from share transactions	(146,607,796)	565,561,420	7,259,934	26,779,233
TOTAL INCREASE (DECREASE)	(140,893,804)	817,096,863	(17,320,685)	96,302,516

Net assets:
Beginning of period	3,491,689,857	2,674,592,994	414,240,757	317,938,241
End of period	$3,350,796,053	$3,491,689,857	$396,920,072	$414,240,757
Undistributed net investment income	$1,468,110	$1,706,173	$140,922	$88,089

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operation on April 17, 2018.
(c)	Commenced operation on April 30, 2018.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

	U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017	For the Six Months Ended June 30, 2018 (Unaudited)	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$6,098,086	$12,722,967	$10,264,839	$10,088,081
Net realized gain (loss)	59,391,888	18,031,352	(7,937,988)	99,238,821
Net change in unrealized gain (loss)	(11,919,462)	209,357,661	(16,126,585)	38,813,188
Net increase (decrease) in net assets resulting from operations	53,570,512	240,111,980	(13,799,734)	148,140,090

Distributions to shareholders:
From net investment income
Class A Shares	—	(240,546)	—	(150,734)
Class C Shares	—	—	—	(33,326)
Institutional Shares	—	(11,897,314)	—	(11,345,058)
Service Shares	—	(2,973)	—	—
Investor Shares(a)	—	(124,607)	—	(272,879)
Total distributions to shareholders	—	(12,265,440)	—	(11,801,997)

From share transactions:
Proceeds from sales of shares	1,590,796,739	183,988,254	670,101,626	126,605,605
Reinvestment of distributions	—	12,080,312	—	11,794,946
Cost of shares redeemed	(1,455,393,334)	(84,481,305)	(586,999,278)	(87,883,762)
Proceeds paid in connection with in-kind transactions	(78,310,000)	—	—	(66,410,000)
Net increase (decrease) in net assets resulting from share transactions	57,093,405	111,587,261	83,102,348	(15,893,211)
TOTAL INCREASE	110,663,917	339,433,801	69,302,614	120,444,882

Net assets:
Beginning of period	1,485,877,832	1,146,444,031	646,925,126	526,480,244
End of period	$1,596,541,749	$1,485,877,832	$716,227,740	$646,925,126
Undistributed net investment income	$6,730,843	$632,757	$10,285,951	$21,112

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2018 - A	$13.16	$0.11		$0.02	$0.13	$(0.11)	$—	$(0.11)
2018 - C	13.11	0.06		0.02	0.08	(0.06)	—	(0.06)
2018 - Institutional	13.13	0.13		0.02	0.15	(0.13)	—	(0.13)
2018 - Investor(e)	13.14	0.12		0.03	0.15	(0.13)	—	(0.13)
2018 - P (Commenced April 17, 2018)	13.12	0.03		0.07	0.10	(0.07)	—	(0.07)
2018 - R6 (Commenced April 30, 2018)	12.84	—	(f)	0.38	0.38	(0.07)	—	(0.07)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	12.11	0.19		1.61	1.80	(0.19)	(0.56)	(0.75)
2017 - C	12.07	0.10		1.60	1.70	(0.10)	(0.56)	(0.66)
2017 - Institutional	12.09	0.24		1.60	1.84	(0.24)	(0.56)	(0.80)
2017 - Investor(e)	12.10	0.23		1.60	1.83	(0.23)	(0.56)	(0.79)
2016 - A	11.34	0.20		1.21	1.41	(0.19)	(0.45)	(0.64)
2016 - C	11.31	0.11		1.21	1.32	(0.11)	(0.45)	(0.56)
2016 - Institutional	11.31	0.24		1.22	1.46	(0.23)	(0.45)	(0.68)
2016 - Investor(e)	11.33	0.23		1.21	1.44	(0.22)	(0.45)	(0.67)
2015 - A	11.76	0.21		0.04	0.25	(0.20)	(0.47)	(0.67)
2015 - C	11.74	0.12		0.03	0.15	(0.11)	(0.47)	(0.58)
2015 - Institutional	11.73	0.25		0.04	0.29	(0.24)	(0.47)	(0.71)
2015 - Investor(e)	11.75	0.24		0.04	0.28	(0.23)	(0.47)	(0.70)
2014 - A	11.26	0.23		0.95	1.18	(0.22)	(0.46)	(0.68)
2014 - C	11.24	0.14		0.96	1.10	(0.14)	(0.46)	(0.60)
2014 - Institutional	11.24	0.27		0.95	1.22	(0.27)	(0.46)	(0.73)
2014 - Investor(e)	11.25	0.26		0.95	1.21	(0.25)	(0.46)	(0.71)
2013 - A	9.60	0.20		2.12	2.32	(0.20)	(0.46)	(0.66)
2013 - C	9.59	0.13		2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25		2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - Investor(e)	9.59	0.23		2.12	2.35	(0.23)	(0.46)	(0.69)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$13.18	1.00%	$251,401	1.12	%(d)	1.14	%(d)	1.63	%(d)	19%
13.13	0.64	169,962	1.87	(d)	1.89	(d)	0.89	(d)	19
13.15	1.19	1,304,695	0.74	(d)	0.75	(d)	2.07	(d)	19
13.16	1.13	491,112	0.87	(d)	0.89	(d)	1.89	(d)	19
13.15	0.69	842,127	0.73	(d)	0.75	(d)	1.29	(d)	19
13.15	2.89	291,498	0.73	(d)	0.75	(d)	(0.20	)(d)	19

13.16	14.83	275,451	1.13		1.15		1.47		34
13.11	13.99	177,178	1.88		1.90		0.76		34
13.13	15.31	2,565,883	0.74		0.76		1.89		34
13.14	15.18	473,178	0.88		0.90		1.76		34
12.11	12.73	294,401	1.16		1.19		1.67		23
12.07	11.92	142,909	1.91		1.94		0.92		23
12.09	13.17	2,062,756	0.76		0.79		2.07		23
12.10	12.92	174,527	0.91		0.94		1.90		23
11.34	2.08	194,237	1.17		1.20		1.75		39
11.31	1.26	90,091	1.92		1.95		1.01		39
11.31	2.49	1,262,977	0.77		0.80		2.15		39
11.33	2.34	54,106	0.92		0.95		2.03		39
11.76	10.47	172,832	1.19		1.20		1.96		53
11.74	9.68	74,125	1.94		1.95		1.21		53
11.73	10.83	1,149,361	0.79		0.80		2.36		53
11.75	10.75	39,960	0.94		0.95		2.21		53
11.26	24.58	167,149	1.19		1.21		1.92		69
11.24	23.61	66,872	1.94		1.96		1.17		69
11.24	25.14	1,072,965	0.79		0.81		2.32		69
11.25	24.93	35,480	0.94		0.96		2.18		69

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2018 - A	$7.76	$0.15		$(0.48)	$(0.33)	$(0.14)	$—	$(0.14)
2018 - C	7.48	0.11		(0.45)	(0.34)	(0.11)	—	(0.11)
2018 - Institutional	7.62	0.16		(0.46)	(0.30)	(0.16)	—	(0.16)
2018 - Investor(e)	7.60	0.15		(0.46)	(0.31)	(0.15)	—	(0.15)
2018 - P (Commenced April 17, 2018)	7.71	0.03		(0.46)	(0.43)	(0.12)	—	(0.12)
2018 - R6 (Commenced April 30, 2018)	7.60	0.03		(0.36)	(0.33)	(0.12)	—	(0.12)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	6.43	0.15		1.34	1.49	(0.16)	—	(0.16)
2017 - C	6.21	0.09		1.30	1.39	(0.12)	—	(0.12)
2017 - Institutional	6.32	0.18		1.31	1.49	(0.19)	—	(0.19)
2017 - Investor(e)	6.31	0.17		1.30	1.47	(0.18)	—	(0.18)
2016 - A	6.56	0.18		(0.14)	0.04	(0.17)	—	(0.17)
2016 - C	6.35	0.12		(0.14)	(0.02)	(0.12)	—	(0.12)
2016 - Institutional	6.46	0.19		(0.14)	0.05	(0.19)	—	(0.19)
2016 - Investor(e)	6.44	0.17		(0.11)	0.06	(0.19)	—	(0.19)
2015 - A	7.14	0.16	(f)	(0.49)	(0.33)	(0.14)	(0.11)	(0.25)
2015 - C	6.94	0.09	(f)	(0.47)	(0.38)	(0.10)	(0.11)	(0.21)
2015 - Institutional	7.03	0.18	(f)	(0.48)	(0.30)	(0.16)	(0.11)	(0.27)
2015 - Investor(e)	7.02	0.16	(f)	(0.48)	(0.32)	(0.15)	(0.11)	(0.26)
2014 - A	8.00	0.25	(g)	(0.64)	(0.39)	(0.23)	(0.24)	(0.47)
2014 - C	7.80	0.18	(g)	(0.62)	(0.44)	(0.18)	(0.24)	(0.42)
2014 - Institutional	7.89	0.27	(g)	(0.63)	(0.36)	(0.26)	(0.24)	(0.50)
2014 - Investor(e)	7.88	0.28	(g)	(0.66)	(0.38)	(0.24)	(0.24)	(0.48)
2013 - A	7.31	0.19		0.92	1.11	(0.18)	(0.24)	(0.42)
2013 - C	7.15	0.12		0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.20		0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - Investor(e)	7.20	0.21		0.91	1.12	(0.20)	(0.24)	(0.44)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(g)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$7.29	(4.20)%	$3,756	1.33	%(d)	1.34	%(d)	3.83	%(d)	8%
7.03	(4.51)	3,129	2.08	(d)	2.08	(d)	3.08	(d)	8
7.16	(3.97)	26,366	0.94	(d)	0.94	(d)	4.27	(d)	8
7.14	(4.05)	5,778	1.08	(d)	1.08	(d)	4.06	(d)	8
7.16	(5.52)	213,066	0.94	(d)	0.97	(d)	2.25	(d)	8
7.15	(4.29)	144,826	0.94	(d)	0.97	(d)	2.20	(d)	8

7.76	23.36	3,962	1.34		1.34		2.16		17
7.48	22.50	4,276	2.09		2.09		1.29		17
7.62	23.85	399,955	0.95		0.95		2.58		17
7.60	23.58	6,048	1.09		1.09		2.36		17
6.43	0.66	5,968	1.37		1.38		2.87		18
6.21	(0.21)	2,549	2.12		2.13		2.00		18
6.32	0.92	307,311	0.97		0.98		3.08		18
6.31	0.96	2,111	1.12		1.13		2.64		18
6.56	(4.80)	9,532	1.37		1.37		2.26	(f)	100
6.35	(5.59)	3,329	2.12		2.12		1.38	(f)	100
6.46	(4.42)	281,204	0.97		0.97		2.65	(f)	100
6.44	(4.69)	749	1.12		1.12		2.33	(f)	100
7.14	(5.30)	10,565	1.35		1.35		3.13	(g)	44
6.94	(6.04)	2,634	2.10		2.10		2.32	(g)	44
7.03	(4.99)	415,503	0.95		0.95		3.45	(g)	44
7.02	(5.16)	862	1.09		1.09		3.52	(g)	44
8.00	15.57	10,323	1.34		1.36		2.56		97
7.80	14.68	2,582	2.10		2.11		1.54		97
7.89	16.14	403,776	0.94		0.96		2.71		97
7.88	15.98	1,547	1.09		1.11		2.74		97

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2018 - A	$22.37	$0.05	$0.72	$0.77	$—	$—	$—
2018 - C	21.24	(0.04)	0.70	0.66	—	—	—
2018 - Institutional	22.71	0.09	0.74	0.83	—	—	—
2018 - Service	22.51	0.04	0.72	0.76	—	—	—
2018 - Investor(e)	22.70	0.08	0.74	0.82	—	—	—
2018 - P (Commenced April 17, 2018)	23.43	0.05	0.06	0.11	—	—	—
2018 - R6 (Commenced April 30, 2018)	22.93	0.04	0.57	0.61	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	18.75	0.13	3.60	3.73	(0.11)	—	(0.11)
2017 - C	17.86	(0.03)	3.41	3.38	—	—	—
2017 - Institutional	19.04	0.21	3.65	3.86	(0.19)	—	(0.19)
2017 - Service	18.88	0.11	3.61	3.72	(0.09)	—	(0.09)
2017 - Investor(e)	19.03	0.18	3.65	3.83	(0.16)	—	(0.16)
2016 - A	17.28	0.11	1.47	1.58	(0.11)	—	(0.11)
2016 - C	16.48	(0.02)	1.40	1.38	—	—	—
2016 - Institutional	17.53	0.18	1.51	1.69	(0.18)	—	(0.18)
2016 - Service	17.33	0.09	1.49	1.58	(0.03)	—	(0.03)
2016 - Investor(e)	17.54	0.15	1.50	1.65	(0.16)	—	(0.16)
2015 - A	17.44	0.13	(0.18)	(0.05)	(0.11)	—	(0.11)
2015 - C	16.67	— (f)	(0.18)	(0.18)	(0.01)	—	(0.01)
2015 - Institutional	17.69	0.20	(0.18)	0.02	(0.18)	—	(0.18)
2015 - Service	17.53	0.12	(0.19)	(0.07)	(0.13)	—	(0.13)
2015 - Investor(e)	17.70	0.18	(0.18)	— (f)	(0.16)	—	(0.16)
2014 - A	15.45	0.09	1.97	2.06	(0.07)	—	(0.07)
2014 - C	14.82	(0.04)	1.89	1.85	—	—	—
2014 - Institutional	15.66	0.15	2.01	2.16	(0.13)	—	(0.13)
2014 - Service	15.49	0.04	2.00	2.04	—	—	—
2014 - Investor(e)	15.68	0.13	2.00	2.13	(0.11)	—	(0.11)
2013 - A	11.38	0.11	4.22	4.33	(0.08)	(0.18)	(0.26)
2013 - C	10.95	— (f)	4.05	4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16	4.28	4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12	4.22	4.34	(0.13)	(0.18)	(0.31)
2013 - Investor(e)	11.55	0.14	4.29	4.43	(0.12)	(0.18)	(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$23.14	3.44%	$52,503	1.13	%(d)	1.13	%(d)	0.42	%(d)	82%
21.90	3.11	21,651	1.88	(d)	1.88	(d)	(0.33	)(d)	82
23.54	3.65	117,112	0.74	(d)	0.74	(d)	0.80	(d)	82
23.27	3.38	761	1.24	(d)	1.24	(d)	0.31	(d)	82
23.52	3.61	17,077	0.88	(d)	0.88	(d)	0.66	(d)	82
23.54	0.47	2,232	0.73	(d)	0.73	(d)	1.04	(d)	82
23.54	2.66	1,385,205	0.74	(d)	0.74	(d)	1.04	(d)	82

22.37	19.88	50,218	1.15		1.15		0.61		108
21.24	18.93	22,337	1.90		1.90		(0.14)		108
22.71	20.29	1,395,335	0.75		0.75		1.02		108
22.51	19.71	736	1.25		1.25		0.52		108
22.70	20.14	17,251	0.90		0.90		0.88		108
18.75	9.09	51,206	1.17		1.17		0.61		118
17.86	8.35	22,512	1.92		1.92		(0.15)		118
19.04	9.61	1,057,850	0.77		0.77		1.01		118
18.88	9.07	614	1.27		1.27		0.53		118
19.03	9.40	14,262	0.92		0.93		0.84		118
17.28	(0.28)	57,913	1.17		1.17		0.73		96
16.48	(1.05)	22,194	1.92		1.92		(0.02)		96
17.53	0.10	957,273	0.77		0.77		1.12		96
17.33	(0.41)	1,236	1.27		1.27		0.67		96
17.54	(0.03)	6,799	0.92		0.92		0.99		96
17.44	13.32	51,253	1.18		1.19		0.52		57
16.67	12.48	15,750	1.93		1.94		(0.22)		57
17.69	13.78	735,421	0.78		0.79		0.93		57
17.53	13.17	58	1.28		1.29		0.25		57
17.70	13.57	4,175	0.93		0.94		0.78		57
15.45	38.17	34,792	1.15		1.21		0.80		95
14.82	37.07	10,648	1.90		1.96		0.04		95
15.66	38.73	493,729	0.75		0.81		1.17		95
15.49	38.08	411	1.27		1.29		0.81		95
15.68	38.48	843	0.91		0.96		1.02		95

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2018 - A	$10.93	$0.14		$(0.37)	$(0.23)	$—
2018 - C	10.59	0.11		(0.36)	(0.25)	—
2018 - Institutional	10.85	0.17		(0.37)	(0.20)	—
2018 - Investor(e)	10.91	0.15		(0.35)	(0.20)	—
2018 - P (Commenced April 17, 2018)	11.07	0.07		(0.49)	(0.42)	—
2018 - R6 (Commenced April 30, 2018)	10.92	0.04		(0.31)	(0.27)	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - A	8.62	0.11		2.38	2.49	(0.18)
2017 - C	8.39	0.04		2.30	2.34	(0.14)
2017 - Institutional	8.54	0.17		2.34	2.51	(0.20)
2017 - Investor(e)	8.61	0.13		2.36	2.49	(0.19)
2016 - A	8.67	0.12		(0.04)	0.08	(0.13)
2016 - C	8.45	0.06		(0.05)	0.01	(0.07)
2016 - Institutional	8.59	0.16		(0.05)	0.11	(0.16)
2016 - Investor(e)	8.65	0.15		(0.05)	0.10	(0.14)
2015 - A	8.45	0.11		0.21	0.32	(0.10)
2015 - C	8.27	0.02		0.23	0.25	(0.07)
2015 - Institutional	8.36	0.15		0.21	0.36	(0.13)
2015 - Investor(e)	8.43	0.07		0.27	0.34	(0.12)
2014 - A	9.18	0.27	(f)	(0.80)	(0.53)	(0.20)
2014 - C	9.03	0.15	(f)	(0.74)	(0.59)	(0.17)
2014 - Institutional	9.10	0.28	(f)	(0.77)	(0.49)	(0.25)
2014 - Investor(e)	9.17	0.29	(f)	(0.80)	(0.51)	(0.23)
2013 - A	7.62	0.15		1.54	1.69	(0.13	)(g)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(g)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(g)
2013 - Investor(e)	7.66	0.20		1.51	1.71	(0.20	)(g)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(g)	Includes a distribution from capital of less than $0.01 per share.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.70	(2.10)%	$11,381	1.29	%(d)	1.34	%(d)	2.62	%(d)	75%
10.34	(2.36)	3,974	2.04	(d)	2.09	(d)	2.04	(d)	75
10.65	(1.84)	101,391	0.90	(d)	0.95	(d)	3.03	(d)	75
10.71	(1.92)	15,597	1.04	(d)	1.09	(d)	2.77	(d)	75
10.65	(3.79)	1,704	0.89	(d)	0.94	(d)	3.10	(d)	75
10.65	(2.47)	582,180	0.89	(d)	0.96	(d)	2.22	(d)	75

10.93	28.85	9,429	1.31		1.36		1.04		134
10.59	27.85	2,661	2.06		2.11		0.40		134
10.85	29.42	619,288	0.92		0.97		1.74		134
10.91	29.09	15,547	1.05		1.11		1.30		134
8.62	0.93	5,082	1.38		1.39		1.37		125
8.39	0.11	1,012	2.13		2.14		0.67		125
8.54	1.26	519,135	0.98		0.99		1.90		125
8.61	1.21	1,251	1.13		1.14		1.76		125
8.67	3.77	3,408	1.38		1.39		1.22		113
8.45	3.07	812	2.13		2.13		0.20		113
8.59	4.26	426,168	0.98		0.99		1.71		113
8.65	4.04	1,444	1.13		1.13		0.84		113
8.45	(5.79)	2,151	1.38		1.42		2.98	(f)	106
8.27	(6.55)	181	2.13		2.17		1.71	(f)	106
8.36	(5.48)	316,062	0.98		1.02		3.12	(f)	106
8.43	(5.59)	205	1.13		1.17		3.12	(f)	106
9.18	22.23	3,388	1.31		1.51		1.79		95
9.03	21.38	70	2.10		2.23		1.15		95
9.10	22.70	228,410	0.95		1.08		2.27		95
9.17	22.36	217	1.12		1.21		2.34		95

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional, Investor, P(a) and R6(b)	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service, Investor, P(a) and R6(b)	Diversified

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates,

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2018:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$154,370	$—	$—
Europe	4,965,968	—	—
North America	3,367,047,487	—	—
South America	2,072,483	—	—
Investment Company	2,385,176	—	—
Securities Lending Reinvestment Vehicle	4,224,875	—	—
Total	$3,380,850,359	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY DIVIDEND AND PREMIUM (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$405,078	$—	$—
Liabilities
Written Options Contracts	$(27,951,300)	$—	$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
Africa	$—	$602,000	$—
Asia	358,890	109,171,292	—
Australia and Oceania	1,989,513	34,435,941	—
Europe	22,619,787	213,834,484	—
North America	—	88,278	—
Investment Company	2,271	—	—
Securities Lending Reinvestment Vehicle	2,293,350	—	—
Total	$27,263,811	$358,131,995	$—

Derivative Type
Assets(a)
Futures Contracts	$9,783	$—	$—
Liabilities
Futures Contracts(a)	$(116,313)	$—	$—
Written Options Contracts	(1,655,672)	—	—
Total	$(1,771,985)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
Asia	$3,366,442	$—	$—
North America	1,539,330,394	—	—
Investment Company	18,228,085	—	—
Total	$1,560,924,921	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. TAX-MANAGED EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(a)
Futures Contracts	$(292,755)	$—	$—

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
Asia	$—	$226,375,443	$—
Australia and Oceania	4,205,828	54,759,809	—
Europe	19,616,692	371,323,544	—
North America	2,144,176	124,988	—
Investment Company	425	—	—
Securities Lending Reinvestment Vehicle	2,915,100	—	—
Total	$28,882,221	$652,583,784	$—

Derivative Type
Assets(a)
Futures Contracts	$7,722	$—	$—
Liability(a)
Futures Contracts	$(77,682)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Variation margin on futures	$405,078	Payable for written options at value	$(27,951,300)
International Equity Dividend and Premium	Equity	Variation margin on futures	9,783	Variation margin on futures, Payable for written options at value	(1,771,985)	(a)
U.S. Tax-Managed Equity	Equity	—	—	Variation margin on futures	(292,755)	(a)
International Tax-Managed Equity	Equity	Variation margin on futures	7,722	Variation margin on futures	(77,682)	(a)
Total			$422,583		$(30,093,722)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of June 30, 2018 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(3,290,688)	$9,384,851	5,124
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(1,295,211)	1,326,698	2,571
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from investments, futures contracts/Net change in unrealized gain (loss) on futures contracts	1,719,517	(432,904)	83
International Tax-Managed Equity	Equity	Net realized gain (loss) from investments, futures contracts/Net change in unrealized gain (loss) on futures contracts	(23,510)	(56,560)	137
Total			$(2,889,892)	$10,222,085	7,915

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2018.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.69%	0.69%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.67	0.67
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2018, GSAM waived $9,799, $1,124, $8,966 and $2,286 of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium Fund, U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
U.S. Equity Dividend and Premium	$40,465	$3
International Equity Dividend and Premium	223	—
U.S. Tax-Managed Equity	1,185	—
International Tax-Managed Equity	1,663	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the U.S. Equity Dividend and Premium Fund. This arrangement will remain in effect through at least April 30, 2019, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.094%, 0.044% and 0.014%, respectively. Prior to April 30, 2018, the Other Expense limitation was 0.124% for the International Equity Dividend and Premium Fund. These Other Expense limitations will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Transfer Agency Waivers/ Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$9,799	$155,904	$9,067	$45,651	$220,421
International Equity Dividend and Premium	1,124	3,122	482	—	4,728
U.S. Tax-Managed Equity	8,966	—	7,418	—	16,384
International Tax-Managed Equity	2,286	168,474	2,974	—	173,734

G.  Line of Credit Facility — As of June 30, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2018, the Funds did not have any borrowings under the facility. Prior to May 1, 2018, the facility was $1,100,000,000. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2018, Goldman Sachs earned $427 and $159 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Dividend and Premium and International Tax-Managed Equity Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2018	Shares as of June 30, 2018	Dividend Income from Affiliated Investment Company
U.S. Equity Dividend and Premium	$—	$217,023,493	$(214,638,317)	$2,385,176	2,385,176	$87,972
International Equity Dividend and Premium	—	15,958,329	(15,956,058)	2,271	2,271	10,057
U.S. Tax-Managed Equity	17,924,899	181,742,776	(181,439,590)	18,228,085	18,228,085	79,010
International Tax-Managed Equity	4,441,437	68,167,665	(72,608,677)	425	425	18,249

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2018, the following Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	9%	—%
International Equity Dividend and Premium	35	—
U.S. Tax-Managed Equity	—	87
International Tax-Managed Equity	—	81

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2018, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$657,552,050	$797,007,144
International Equity Dividend and Premium	32,846,505	36,572,879
U.S. Tax-Managed Equity	1,366,533,920	1,243,729,373
International Tax-Managed Equity	574,365,285	505,229,818

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended June 30, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months ended June 30, 2018		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of June 30, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend and Premium	$2,591	$8,082	$2,074,350
International Equity Dividend and Premium	400	—	—
U.S. Tax-Managed Equity	435	677	—
International Tax-Managed Equity	3,738	98	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2018
U.S. Equity Dividend and Premium	$1,422,950	$68,076,047	$(65,274,122)	$4,224,875
International Equity Dividend and Premium	89,044	8,278,687	(6,074,381)	2,293,350
U.S. Tax-Managed Equity	502,350	29,596,055	(30,098,405)	—
International Tax-Managed Equity	3,671,191	34,777,077	(35,533,168)	2,915,100

71

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2017, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Capital loss carryforwards:(1)
Perpetual Long-term	$—	$(26,812,510)	$—	$—
Perpetual Short-term	—	—	(20,082,730)	—
Total capital loss carryforwards	$—	$(26,812,510)	$(20,082,730)	$—
Timing differences (Post October Loss Deferral and Deferred Dividends from REIT Distributions)	$(35,535,500)	$(1,653,080)	$(2,023,403)	$—
(1) Expirationoccurs on December 31 of the year indicated.

As of June 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$2,881,479,855	$387,494,065	$1,035,026,353	$597,218,033
Gross unrealized gain	626,840,232	43,064,226	530,185,400	91,365,492
Gross unrealized loss	(127,469,728)	(45,162,485)	(4,286,832)	(7,117,520)
Net unrealized gain (loss)	$499,370,504	$(2,098,259)	$525,898,568	$84,247,972

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts and differences related to the tax treatment of underlying fund investments, real estate investment trust investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,387,653	$45,164,731	12,918,207	$163,815,279
Reinvestment of distributions	160,859	2,081,608	1,105,825	14,472,750
Shares redeemed	(5,403,740)	(70,906,793)	(17,401,288)	(219,289,485)
	(1,855,228)	(23,660,454)	(3,377,256)	(41,001,456)
Class C Shares
Shares sold	1,055,900	13,927,938	4,052,530	51,294,321
Reinvestment of distributions	56,217	724,382	574,479	7,492,584
Shares redeemed	(1,679,511)	(22,140,201)	(2,948,335)	(37,617,998)
	(567,394)	(7,487,881)	1,678,674	21,168,907
Institutional Shares
Shares sold	17,169,252	226,321,733	57,919,587	735,316,716
Reinvestment of distributions	1,225,890	15,726,444	10,206,795	133,321,074
Shares redeemed	(114,593,098)	(1,528,955,497)	(43,387,937)	(555,285,051)
	(96,197,956)	(1,286,907,320)	24,738,445	313,352,739
Investor Shares(a)
Shares sold	7,296,909	95,871,360	26,327,723	332,762,138
Reinvestment of distributions	356,280	4,606,944	2,024,729	26,467,668
Shares redeemed	(6,342,323)	(83,907,386)	(6,766,206)	(87,188,576)
	1,310,866	16,570,918	21,586,246	272,041,230
Class P Shares(b)
Shares sold	64,676,958	867,829,318	—	—
Reinvestment of distributions	345,374	4,541,664	—	—
Shares redeemed	(982,531)	(13,109,235)	—	—
	64,039,801	859,261,747	—	—
Class R6 Shares(c)
Shares sold	22,516,529	300,143,795	—	—
Reinvestment of distributions	120,991	1,591,025	—	—
Shares redeemed	(465,671)	(6,119,626)	—	—
	22,171,849	295,615,194	—	—
NET INCREASE (DECREASE)	(11,098,062)	$(146,607,796)	44,626,109	$565,561,420

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on April 30, 2018.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	136,611	$1,038,886	102,945	$732,847
Reinvestment of distributions	10,015	73,384	13,426	97,747
Shares redeemed	(142,094)	(1,102,279)	(534,475)	(3,749,238)
	4,532	9,991	(418,104)	(2,918,644)
Class C Shares
Shares sold	26,291	199,481	247,825	1,759,661
Reinvestment of distributions	7,431	52,438	8,111	56,946
Shares redeemed	(160,080)	(1,168,977)	(94,640)	(655,969)
	(126,358)	(917,058)	161,296	1,160,638
Institutional Shares
Shares sold	3,080,509	23,662,701	11,561,703	81,010,689
Reinvestment of distributions	283,693	2,115,623	1,403,222	10,078,458
Shares redeemed	(52,137,475)	(381,638,948)	(9,122,052)	(65,755,238)
	(48,773,273)	(355,860,624)	3,842,873	25,333,909
Investor Shares(a)
Shares sold	180,746	1,372,565	777,673	5,439,680
Reinvestment of distributions	17,020	122,201	16,732	120,278
Shares redeemed	(183,949)	(1,389,813)	(333,516)	(2,356,628)
	13,817	104,953	460,889	3,203,330
Class P Shares(b)
Shares sold	29,595,062	215,891,762	—	—
Reinvestment of distributions	509,660	3,628,778	—	—
Shares redeemed	(363,605)	(2,713,799)	—	—
	29,741,117	216,806,741	—	—
Class R6 Shares(c)
Shares sold	20,039,681	145,727,484	—	—
Reinvestment of distributions	325,741	2,316,015	—	—
Shares redeemed	(121,314)	(927,568)	—	—
	20,244,108	147,115,931	—	—
NET INCREASE	1,103,943	$7,259,934	4,046,954	$26,779,233

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on April 30, 2018.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	110,057	$2,562,858	235,553	$4,819,759
Reinvestment of distributions	—	—	9,922	222,759
Shares redeemed	(86,620)	(2,006,510)	(730,782)	(14,705,297)
	23,437	556,348	(485,307)	(9,662,779)
Class C Shares
Shares sold	77,298	1,681,287	103,720	2,018,823
Shares redeemed	(140,107)	(3,093,071)	(312,769)	(6,033,717)
	(62,809)	(1,411,784)	(209,049)	(4,014,894)
Institutional Shares
Shares sold	6,004,027	140,401,735	7,938,889	166,788,196
Reinvestment of distributions	—	—	514,698	11,729,973
Shares redeemed	(60,357,683)	(1,447,425,515)	(2,581,620)	(53,472,574)
Shares redeemed in connection with in-kind transactions	(2,117,152)	(48,160,000)	—	—
	(56,470,808)	(1,355,183,780)	5,871,967	125,045,595
Service Shares
Shares sold	—	—	22	450
Reinvestment of distributions	—	—	132	2,973
Shares redeemed	—	(120)	(1)	(32)
	—	(120)	153	3,391
Investor Shares(a)
Shares sold	57,551	1,342,920	513,078	10,361,026
Reinvestment of distributions	—	—	5,470	124,607
Shares redeemed	(91,354)	(2,165,194)	(508,010)	(10,269,685)
	(33,803)	(822,274)	10,538	215,948
Class P Shares(b)
Shares sold	94,818	2,255,923	—	—
Shares redeemed	—	(274)	—	—
	94,818	2,255,649	—	—
Class R6 Shares(c)
Shares sold	60,166,090	1,442,552,016	—	—
Shares redeemed	(20,264)	(702,650)	—	—
Shares redeemed in connection with in-kind transactions	(1,291,774)	(30,150,000)	—	—
	58,854,052	1,411,699,366	—	—
NET INCREASE	2,404,887	$57,093,405	5,188,302	$111,587,261

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on April 30, 2018.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	313,850	$3,516,895	586,809	$6,085,147
Reinvestment of distributions	—	—	13,828	150,589
Shares redeemed	(113,558)	(1,256,273)	(327,027)	(3,123,517)
	200,292	2,260,622	273,610	3,112,219
Class C Shares
Shares sold	163,784	1,768,460	149,372	1,539,863
Reinvestment of distributions	—	—	3,119	32,937
Shares redeemed	(30,532)	(329,973)	(21,877)	(223,790)
	133,252	1,438,487	130,614	1,349,010
Institutional Shares
Shares sold	6,548,792	72,193,467	10,302,979	103,200,782
Reinvestment of distributions	—	—	1,048,894	11,338,541
Shares redeemed	(54,121,382)	(578,444,555)	(8,711,180)	(80,971,761)
Shares redeemed in connection with in-kind transactions	—	—	(6,300,759)	(66,410,000)
	(47,572,590)	(506,251,088)	(3,660,066)	(32,842,438)
Investor Shares(a)
Shares sold	614,295	6,799,866	1,592,806	15,779,813
Reinvestment of distributions	—	—	25,081	272,879
Shares redeemed	(581,754)	(6,671,444)	(338,822)	(3,564,694)
	32,541	128,422	1,279,065	12,487,998
Class P Shares(b)
Shares sold	159,994	1,760,363	—	—
Shares redeemed	—	(294)	—	—
	159,994	1,760,069	—	—
Class R6 Shares(c)
Shares sold	54,693,615	584,062,575	—	—
Shares redeemed	(18,825)	(296,739)	—	—
	54,674,790	583,765,836	—	—
NET INCREASE (DECREASE)	7,628,279	$83,102,348	(1,976,777)	$(15,893,211)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on April 30, 2018.

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Fund Expenses — Six Month Period Ended June 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018, which represents a period of 181 days of a 365 day year. The Class R6 example is based on the period from April 30, 2018 through June 30, 2018, which represents a period of 61 out of 365 days. The Class P example is based on the period from April 17, 2018 through June 30, 2018, which represents a period of 74 out of 365 days. The Class P and Class R6 example for hypothetical expenses reflects projected activity for the period from January 1, 2018 through June 30, 2018 for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*	Beginning Account Value 01/01/18	Ending Account Value 06/30/18		Expenses Paid for the 6 Months Ended 06/30/18*
Class A
Actual	$1,000	$1,010.00		$5.58	$1,000	$958.00		$6.46	$1,000	$1,034.40		$5.70	$1,000	$979.00		$6.33
Hypothetical 5% return	1,000	1,019.24	+	5.61	1,000	1,018.20	+	6.66	1,000	1,019.19	+	5.66	1,000	1,018.40	+	6.46
Class C
Actual	1,000	1,006.40		9.30	1,000	954.90		10.08	1,000	1,031.10		9.47	1,000	976.40		10.00
Hypothetical 5% return	1,000	1,015.52	+	9.35	1,000	1,014.48	+	10.39	1,000	1,015.47	+	9.39	1,000	1,014.68	+	10.19
Institutional
Actual	1,000	1,011.90		3.69	1,000	960.30		4.57	1,000	1,036.50		3.74	1,000	981.60		4.42
Hypothetical 5% return	1,000	1,021.12	+	3.71	1,000	1,020.13	+	4.71	1,000	1,021.12	+	3.71	1,000	1,020.33	+	4.51
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,033.80		6.25	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.65	+	6.21	N/A	N/A		N/A
Investor
Actual	1,000	1,011.30		4.34	1,000	959.50		5.25	1,000	1,036.10		4.44	1,000	980.80		5.11
Hypothetical 5% return	1,000	1,020.48	+	4.36	1,000	1,019.44	+	5.41	1,000	1,020.43	+	4.41	1,000	1,019.64	+	5.21
Class P(a)
Actual	1,000	1,006.90		1.49	1,000	944.80		1.85	1,000	1,004.70		1.48	1,000	962.10		1.77
Hypothetical 5% return	1,000	1,021.17	+	3.66	1,000	1,020.13	+	4.71	1,000	1,021.17	+	3.66	1,000	1,020.38	+	4.46
Class R6(b)
Actual	1,000	1,028.90		1.24	1,000	957.10		1.54	1,000	1,026.60		1.25	1,000	975.30		1.47
Hypothetical 5% return	1,000	1,021.17	+	3.66	1,000	1,020.13	+	4.71	1,000	1,021.12	+	3.71	1,000	1,020.38	+	4.46

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R6(b)
U.S. Equity Dividend and Premium	1.12%	1.87%	0.74%	N/A	0.87%	0.73%	0.73%
International Equity Dividend and Premium	1.33	2.08	0.94	N/A	1.08	0.94	0.94
U.S. Tax-Managed Equity	1.13	1.88	0.74	1.24%	0.88	0.73	0.74
International Tax-Managed Equity	1.29	2.04	0.90	N/A	1.04	0.89	0.89

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, and Goldman Sachs U.S. Tax-Managed Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they

81

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees considered that the International Equity Dividend and Premium Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2018. They noted that the International Tax-Managed Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees observed that the U.S. Equity Dividend and Premium Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the three-, five-, and ten-year periods and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They also noted that the U.S. Tax-Managed Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods and in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund that would have the effect of decreasing expenses of Class A, Class C, and Investor Shares of the Fund, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense

82

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Dividend and Premium Fund	International Tax-Managed Equity Fund	U.S. Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund
First $1 billion	0.81%	0.85%	0.75%	0.70%
Next $1 billion	0.73	0.77	0.68	0.63
Next $3 billion	0.69	0.73	0.65	0.60
Next $3 billion	0.68	0.72	0.64	0.59
Over $8 billion	0.67	0.71	0.63	0.58

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to

83

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

84

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.30 trillion in assets under supervision as of June 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[6]
∎	International Equity ESG Fund[7]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[8]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[7]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[8]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of June 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 138785-OTU-813680 TAXADVSAR-18/34K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 27, 2018

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	August 27, 2018